As filed with the Securities and Exchange Commission on June 16, 1997
                                            Registration Nos. 2-81110/811-4293

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]


                      Post-Effective Amendment No. 56                      [x]


                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                    [x]


                               Amendment No. 58                            [x]


                              --------------------

                           PACIFIC HORIZON FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                3435 Stelzer Road
                               Columbus, OH 43219
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, including area code:  (800) 332-3863

                             W. Bruce McConnel, III
                             Drinker Biddle & Reath
                       Philadelphia National Bank Building
                              1345 Chestnut Street
                      Philadelphia, Pennsylvania 19107-3496
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


      [X] immediately upon filing pursuant to paragraph (b)


      [ ] on  (date) pursuant to paragraph (b)

      [ ] 60 days after filing pursuant to paragraph (a)(1)

      [ ] on (date) pursuant to paragraph (a)(1)

      [ ] 75 days after filing pursuant to paragraph (a)(2)

      [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant has filed its Rule 24f-2 Notice relating to such shares for Registrant's most recent fiscal year on April 29, 1997.

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                           PACIFIC HORIZON FUNDS, INC.

                          Pacific Horizon Shares of the
        Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund

                                       and
                                 X Shares of the
                    California Tax-Exempt Money Market Fund

                              --------------------


Form N-1A Item                                  Prospectus Caption
--------------                                  ------------------

Part A
------

1.   Cover Page...............................  Cover Page

2.   Synopsis.................................  Expense Summary

3.   Condensed Financial Information..........  Financial Highlights;
                                                Performance Calculations

4.   General Description of Registrant........  Description of Shares; Cover
                                                Page; Investment Objectives
                                                and Policies; Investment
                                                Limitations; Other Investment
                                                Practices; Special
                                                Considerations and Risks

5.   Management of the Fund...................  Management of the Funds

5.A. Management's Discussion of
       Fund Performance.......................  *

6.   Capital Stock and Other
       Securities.............................  Description of Shares;
                                                Dividends; Distributions and
                                                Taxes

7.   Purchase of Securities Being
      Offered.................................  Purchase of Shares; Redemption
                                                of Shares; Special Management
                                                Services Plan; Distribution
                                                and Services Plan; Management
                                                of the Funds; Shareholder
                                                Services; Performance
                                                Calculations

8.   Redemption or Repurchase.................  Redemption of Shares;
                                                Shareholder Services; Special
                                                Management Services Plan;
                                                Distribution and Services Plan

9.   Pending Legal Proceedings................  *

----------
*  Item inapplicable or answer negative.

PROSPECTUS

JUNE 16, 1997


                         Pacific Horizon Shares of the
                             TAX-EXEMPT MONEY FUND
                             CALIFORNIA TAX-EXEMPT
                               MONEY MARKET FUND
                                X Shares of the
                    CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
          Investment Portfolios Offered by Pacific Horizon Funds, Inc.

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THIS PROSPECTUS APPLIES TO THE X SHARES OF THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND AND PACIFIC HORIZON SHARES OF THE TAX-EXEMPT MONEY FUND AND THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND (THE "FUNDS"), TWO TAX-EXEMPT INVESTMENT PORTFOLIOS OFFERED BY PACIFIC HORIZON FUNDS, INC. (THE "COMPANY"). THE FUNDS ARE DESIGNED TO PROVIDE INVESTORS WITH DAILY LIQUIDITY. THE COMPANY IS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 AS AN OPEN-END MANAGEMENT INVESTMENT COMPANY. THE TAX-EXEMPT MONEY FUND IS A DIVERSIFIED INVESTMENT PORTFOLIO AND THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND IS A NON-DIVERSIFIED INVESTMENT PORTFOLIO.

THE INVESTMENT OBJECTIVE OF THE TAX-EXEMPT MONEY FUND IS TO PROVIDE AS HIGH A LEVEL OF CURRENT INTEREST INCOME EXEMPT FROM FEDERAL INCOME TAXES AS IS CONSISTENT WITH RELATIVE STABILITY OF PRINCIPAL. THE INVESTMENT OBJECTIVE OF THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND IS TO SEEK AS HIGH A LEVEL OF CURRENT INTEREST INCOME FREE OF FEDERAL INCOME TAX AND CALIFORNIA STATE PERSONAL INCOME TAX AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND RELATIVE STABILITY OF PRINCIPAL. THE FUNDS SEEK TO ACHIEVE THEIR OBJECTIVES BY INVESTING PRIMARILY IN U.S. DOLLAR-DENOMINATED OBLIGATIONS THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX, AND IN THE CASE OF THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND, IS ALSO EXEMPT FROM TAXATION UNDER THE LAWS OR CONSTITUTION OF CALIFORNIA.

THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND IS, AND THE TAX-EXEMPT MONEY FUND MAY BE, CONCENTRATED IN SECURITIES ISSUED BY THE STATE OF CALIFORNIA OR ENTITIES WITHIN THE STATE OF CALIFORNIA AND THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, INVESTMENT IN THE FUNDS MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.
                                                           (Continued next page)
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Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America National Trust and Savings Association or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Each Fund seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions, although there can be no assurance that it will be able to do so on a continuous basis. Investment in the Funds involves investment risk, including the possible loss of principal amount invested.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in the Statement of Additional Information and the Funds' official sales literature, in connection with the offering of the Funds' shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. This Prospectus does not constitute an offer by the Funds or by the distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the distributor to make such offer in such jurisdiction.
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THIS PROSPECTUS BRIEFLY SETS FORTH CERTAIN INFORMATION ABOUT THE FUNDS DESCRIBED HEREIN THAT INVESTORS SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUNDS IS CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 16, 1997 THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CALLING THE FUND'S DISTRIBUTOR AT (800) 332-3863. THE STATEMENT OF ADDITIONAL INFORMATION, AS IT MAY FROM TIME TO TIME BE REVISED, IS INCORPORATED IN ITS ENTIRETY BY REFERENCE INTO THIS PROSPECTUS. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION.


CURRENTLY, X SHARES ARE AVAILABLE ONLY TO QUALIFIED RETAIL CUSTOMERS WHO PURCHASE SUCH SHARES THROUGH A SWEEP ACCOUNT ("SWEEP ACCOUNT") OFFERED BY BA INVESTMENT SERVICES, INC. ("BAIS") AND CERTAIN OTHER FINANCIAL SERVICE ORGANIZATIONS, SUCH AS BANKS OR BROKER-DEALERS ("SERVICE ORGANIZATIONS") AND THROUGH BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION'S 401(K) PROGRAM. A SWEEP ACCOUNT COMBINES A BROKERAGE ACCOUNT (THE "TRANSACTION ACCOUNT") WITH A DAILY SWEEP OF BALANCES TO OR FROM THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND'S X SHARES. BAIS OR SERVICE ORGANIZATIONS, AS APPLICABLE, ARE RESPONSIBLE FOR PROVIDING PERSONS INVESTING IN X SHARES THROUGH A SWEEP ACCOUNT WITH SWEEP ACCOUNT MATERIALS (THE "SWEEP MATERIALS") DESCRIBING THE VARIOUS FEATURES AND OPERATIONS OF THE SWEEP ACCOUNT. THE SWEEP MATERIALS SHOULD BE REVIEWED IN CONJUNCTION WITH THIS PROSPECTUS.


PACIFIC HORIZON SHARES MAY BE PURCHASED DIRECTLY FROM CONCORD FINANCIAL GROUP, INC., BY CLIENTS OF BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION THROUGH THEIR QUALIFIED TRUST AND AGENCY ACCOUNTS OR BY CLIENTS OF SERVICE ORGANIZATIONS.

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BANK OF AMERICA"), SAN FRANCISCO, CALIFORNIA, ACTS AS INVESTMENT ADVISER TO THE FUNDS. CONCORD FINANCIAL GROUP, INC. SPONSORS THE FUNDS AND ACTS AS THEIR DISTRIBUTOR AND THE BISYS GROUP, INC. ACTS AS THEIR ADMINISTRATOR, NEITHER OF WHICH IS AFFILIATED WITH BANK OF AMERICA.

PORTFOLIO SECURITIES HELD BY EACH FUND HAVE REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS FROM THE DATE OF PURCHASE BY THE FUND. PORTFOLIO SECURITIES WHICH HAVE CERTAIN PUT OR DEMAND FEATURES EXERCISABLE BY A FUND WITHIN THIRTEEN MONTHS (AS WELL AS CERTAIN U.S. GOVERNMENT OBLIGATIONS WITH FLOATING OR VARIABLE INTEREST RATES) AND SECURITIES HELD AS COLLATERAL FOR REPURCHASE AGREEMENTS MAY HAVE LONGER MATURITIES.

                                    CONTENTS


                                    PAGE
                                    ----

EXPENSE SUMMARY                       2

FINANCIAL HIGHLIGHTS                  4

INVESTMENT OBJECTIVES AND
  POLICIES                            7

MANAGEMENT OF THE FUNDS              15

PURCHASE OF SHARES                   18

REDEMPTION OF SHARES                 21

SHAREHOLDER SERVICES                 23

DIVIDENDS, DISTRIBUTIONS AND
  TAXES                              25

DESCRIPTION OF SHARES                27

PERFORMANCE CALCULATIONS             29
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          DISTRIBUTOR:                            INVESTMENT ADVISER:
          Concord Financial Group, Inc.           Bank of America National Trust and Savings Association
          3435 Stelzer Road                       555 California Street
          Columbus, OH 43219-3035                 San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------

EXPENSE SUMMARY


The following table sets forth certain information regarding the shareholder transaction expenses imposed by X Shares of the California Tax-Exempt Money Market Fund and Pacific Horizon Shares of the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund and the annual operating expenses incurred by X Shares of the California Tax-Exempt Money Market Fund, and the Pacific Horizon Shares of the California Tax-Exempt Money Market Fund and Tax-Exempt Money Fund during the last fiscal year. Actual expenses may vary. Hypothetical examples based on the summary are also shown.

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                                                                     TAX-EXEMPT       CALIFORNIA TAX-EXEMPT MONEY
                                                                     MONEY FUND                 MARKET
                                                                   --------------    ----------------------------
                                                                      PACIFIC                          PACIFIC
                                                                   HORIZON SHARES    X SHARES(1)    HORIZON SHARES
                                                                   --------------    -----------    --------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases.........................        None             None            None
Maximum Sales Load Imposed on
  Reinvested Dividends..........................................        None             None            None
Maximum Deferred Sales Load.....................................        None             None            None
Redemption Fees(2)..............................................        None             None            None
Exchange Fee....................................................        None             None            None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees.................................................        .20%             .20%            .20%
Rule 12b-1 Fees.................................................          0%             .30%(3)           0%
Special Management or Shareholder Services Fees (after
  waivers)......................................................        .32%             .25%            .32%(4)
All Other Expenses (after waivers)..............................        .08%             .05%            .05%
                                                                    --------           ------        --------
Total Operating Expenses (after waivers)(4).....................        .60%             .80%            .57%(4)
                                                                    ========           ======        ========


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(1) Additional fees charged by BAIS or Service Organizations related to the Sweep Account are not included in this table. For additional information with respect to Sweep Account fees and charges, including a description of the services available to Sweep Account holders, you should refer to the Sweep Materials.

(2) The Company reserves the right to impose a charge for wiring redemption proceeds.


(3) Because of the Distribution Plan payments paid by X Shares of the California Tax-Exempt Money Market Fund as shown in the above table, long-term Class X shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.



(4) Absent fee waivers, Special Management Fees and Total Operating Expenses would have been .35% and .60%, respectively, with respect to Pacific Horizon Shares of the California Tax-Exempt Money Market Fund.

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                            EXAMPLES                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                    -------   --------   --------   --------
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
Tax-Exempt Money Fund
  Pacific Horizon Shares.........................................     $6        $19        $33        $ 75
California Tax-Exempt Money Market
  Pacific Horizon Shares.........................................     $6        $18        $32        $ 71
  X Shares.......................................................     $8        $26        $44        $ 99


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The foregoing Expense Summary and Example are intended to assist investors in X Shares of the California Tax-Exempt Money Market Fund and Pacific Horizon Shares of the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund in understanding the various shareholder transaction and operating expenses of each class that investors bear either directly or indirectly. Investors bear operating expenses indirectly since they reduce the amount of income paid by the Funds to investors as dividends. From time to time, the investment adviser and administrator may prospectively waive a portion of their respective fees and/or assume certain expenses of the Funds. See "Management of the Funds" and "Description of Shares" for more complete descriptions of the various expenses referred to above.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN AND OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The Tax-Exempt Fund commenced operations on July 10, 1987 as a separate investment portfolio (the "Predecessor Tax-Exempt Fund") of The Horizon Funds. On January 19, 1990, the Predecessor Tax-Exempt Fund was reorganized as the Tax-Exempt Money Fund of the Company and had previously offered only two series of shares -- Horizon Shares and Horizon Service Shares. The Company first offered Pacific Horizon Shares of the Tax-Exempt Money Fund on July 9, 1993. Pacific Horizon Shares bear the expense of a Special Management Services Plan at an annual rate not to exceed 0.32% of the average daily net asset value of the Tax-Exempt Money Fund's Pacific Horizon Shares. See "Description of Shares" below for certain differences among the Pacific Horizon Shares, Horizon Shares and Horizon Service Shares, including differences relating to expenses.


The table below sets forth certain information concerning the investment results for Pacific Horizon Shares of the Tax-Exempt Money Fund for the periods indicated. The information for the years and periods indicated contained in the Financial Highlights has been audited by Price Waterhouse LLP independent accountants of the Tax-Exempt Money Fund, whose unqualified report on the financial statements containing such information for the four years in the periods ended February 28, 1997 is incorporated by reference into the Statement of Additional Information, which may be obtained upon request. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants which are incorporated by reference in the Statement of Additional Information.

Selected Data for a Pacific Horizon Share Outstanding Throughout Each of the Periods Indicated.
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                                                                 TAX-EXEMPT MONEY FUND
                                              ------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              FEBRUARY 28,    FEBRUARY 29,    FEBRUARY 28,    FEBRUARY 28,
                                                  1997            1996            1995           1994*
                                              ------------    ------------    ------------    ------------
PACIFIC HORIZON SHARES:
Net asset value per share, beginning of
  period...................................     $   1.00        $   1.00        $   1.00        $   1.00
                                                --------        --------        --------        --------
Income from Investment Operations:
  Net investment income....................       0.0290          0.0327          0.0253          0.0124
Less Dividends:
  Dividends from net investment income.....      (0.0290)        (0.0327)        (0.0253)        (0.0124)
                                                --------        --------        --------        --------
Net change in net asset value per share....       0.0000          0.0000          0.0000          0.0000
                                                --------        --------        --------        --------
Net asset value per share, end of period...     $   1.00        $   1.00        $   1.00        $   1.00
                                                ========        ========        ========        ========
Total return...............................         2.94%           3.32%           2.56%           1.25%P
Ratios/Supplemental Data:
  Net assets, end of period (millions).....     $     86        $     50        $     37        $     50
  Ratio of expenses to average net
     assets................................         0.60%           0.63%           0.60%           0.60%+**
  Ratio of net investment income to average
     net assets............................         2.91%           3.26%           2.47%           1.95%+**

---------------
 * For the period July 9, 1993 (initial offering date) through February 28,
   1994.
** Includes fees waived by the Adviser and Administrator which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01% (annualized).
 + Annualized.
 P Not annualized.

The California Tax-Exempt Money Market Fund commenced operations on December 6, 1989 as a portfolio of the Company with a single series of shares, Pacific Horizon Shares. On March 1, 1993 the California Tax-Exempt Money Market Fund began offering a second series of shares known as the Horizon Service Shares. On September 2, 1996, the California Tax-Exempt Money Market Fund began offering an X Share class. The Company has also classified an S Share class and a Horizon Share class of the California Tax-Exempt Money Market Fund. Horizon Shares, Horizon Service Shares, and S Shares of the Tax-Exempt Money and California Tax-Exempt Money Market Fund are offered through another prospectus. The shares of each class in the California Tax-Exempt Money Market Fund represent equal pro rata interests in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. X Shares bear the expense of a distribution and services plan (the "Distribution and Services Plan") at annual rates not to exceed 0.55% of the average daily net asset value on the Fund's respective outstanding X Shares. Pacific Horizon Shares bear the expense of a special management services plan at an annual rate not to exceed 0.35% of the average daily net asset value of the California Tax-Exempt Money Market Fund's outstanding Pacific Horizon Shares. See "Description of Shares" below for certain differences among the Pacific Horizon Shares, Horizon Shares, Horizon Service Shares and X Shares, including differences relating to expenses.

The tables below set forth certain information concerning the investment results for Pacific Horizon Shares and X Shares of the California Tax-Exempt Money Market Fund for the periods indicated. The information contained in the (i) Financial Highlights relating to the Pacific Horizon Shares insofar as it pertains to each of the five fiscal years in the five year period ended February 28, 1997 and (ii) Financial Highlights relating to X Shares insofar as it pertains to the fiscal period ended February 28, 1997 has been audited by Price Waterhouse LLP, independent accountants of the California Tax-Exempt Money Market Fund, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information, which may be obtained upon request. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants which are incorporated by reference in the Statement of Additional Information.

Selected Data for a Pacific Horizon Share Outstanding Throughout Each of the Periods Indicated.
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                                                          CALIFORNIA TAX-EXEMPT MONEY MARKET FUND+
                              -------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                                           PERIOD
                              ------------------------------------------------------------------------------------      ENDED
                                FEB. 28,     FEB. 29,   FEB. 28,   FEB. 28,     FEB. 28,     FEB. 29,     FEB. 28,     FEB. 28,
                                  1997         1996       1995       1994         1993         1992         1991        1990*
                                --------     --------   --------   --------     --------     --------     --------     --------
PACIFIC HORIZON SHARES:
Net asset value per share,
  beginning of period........   $   1.00     $   1.00   $   1.00   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                --------     --------   --------   --------     --------     --------     --------     --------
Income from Investment
  Operations:
  Net investment income.......    0.0284       0.0324     0.0249     0.0186       0.0224       0.0364       0.0495       0.0118
  Net realized gain (loss) on
    securities................    0.0000      (0.0001)   (0.0001)    0.0002      (0.0002)      0.0000      (0.0001)      0.0000
                                --------     --------   --------   --------     --------     --------     --------     --------
Total income from investment
  operations..................    0.0284       0.0323     0.0248     0.0188       0.0222       0.0364       0.0494       0.0118
Less Dividends:
Dividends from net investment
  income......................   (0.0284)     (0.0324)   (0.0249)   (0.0186)     (0.0224)     (0.0364)     (0.0495)     (0.0118)
                                --------     --------   --------   --------     --------     --------     --------     --------
Net change in net asset value
  per share...................    0.0000      (0.0001)   (0.0001)    0.0002      (0.0002)      0.0000      (0.0001)      0.0000
                                --------     --------   --------   --------     --------     --------     --------     --------
Net asset value per share, end
  of period...................  $   1.00     $   1.00   $   1.00   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                =========    =========  =========  =========    =========    =========    =========    =========
Total return..................      2.88%        3.29%      2.52%      1.88%        2.27%        3.70%        5.06%        1.18%a
Ratios/supplemental data:
Net assets, end of period
  (millions)..................  $    493     $    528   $    187   $    204     $    128     $    107     $    119     $     51
Ratio of expenses to average
  net assets..................      0.57%**      0.62%      0.62%      0.66%**      0.66%**      0.57%**      0.55%**      0.49%++**
Ratio of net investment income
  to average net assets.......      2.83%        3.35%      2.48%      1.86%**      2.21%**      3.62%**      4.81%**      5.10%++**


---------------
 * For the period December 6, 1989 (commencement of operations) through February 28, 1990.

** Includes fee waivers and expense reimbursements by the Adviser and the Administrator which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.03%, 0.02%, 0.08%, 0.13% and 0.22% for the years ended February 28, 1997, February 28, 1994, February 28, 1993, February 29, 1992 and February 28, 1991, respectively, and 0.49% (annualized) for the period ended February 28, 1990. For the fiscal years ended February 28, 1997 and February 29, 1996, the Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the ratio of expenses to average net assets (without fee waivers and/or expense reimbursements) would have been 0.63% and 0.60%, respectively. The ratio of net investment income to average net assets was not affected by credits received from its custodian.

+ Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

++  Annualized.

a   Not annualized.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT MONEY FUND
FINANCIAL HIGHLIGHTS

Selected Data for an X Share Outstanding Throughout Each of the Periods
Indicated.
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                                                                                 FOR THE PERIOD FROM
                                                                               OCTOBER 2, 1996 THROUGH
                                                                                FEBRUARY 28, 1997(a)
                                                                               -----------------------
X SHARES
Net asset value per share, beginning of period..............................          $    1.00
                                                                                        -------
Income from Investment Operations:
  Net investment income.....................................................             0.0107
Total income from investment operations.....................................             0.0107
Less dividends to shareholders from net investment income...................            (0.0107)
                                                                                        -------
Net change in net asset value per share.....................................             0.0000
                                                                                        -------
Net asset value per share, end of period....................................          $    1.00
                                                                                        =======
Total Return................................................................               1.09%(b)
Ratios/Supplemental Data:
  Net assets, end of year (millions)........................................          $      29
  Ratio of expenses to average net assets...................................               0.80%#
  Ratio of net investment income to average net assets......................               2.66%#

---------------

 (a) Period from inception date of share class
   # Annualized. During the period, certain fees were voluntarily reduced and/or reimbursed. Fees paid by third parties, however, had no effect on the ratios.
 (b) Not annualized.

INVESTMENT OBJECTIVES AND
POLICIES

IN GENERAL


This section describes the investment objectives and policies of the Funds. Assets of the Funds will be invested in dollar-denominated debt securities with remaining maturities of thirteen months or less as defined by the Securities and Exchange Commission (the "SEC"), and the dollar-weighted average portfolio maturity of each Fund will not exceed 90 days. All securities acquired by the Funds will be determined by the investment adviser, under guidelines established by the Company's Board of Directors, to present minimal credit risks. Securities acquired by the Tax-Exempt Money Fund will, under normal market conditions, be "First Tier Securities," (as defined by the SEC) of the types described below. During temporary defensive periods or if in the investment adviser's opinion suitable First Tier Securities are not available for investment, however, the Tax-Exempt Money Fund may also acquire "Eligible Securities" (as defined by the SEC) of the types described below. Securities acquired by the California Tax-Exempt Money Market Fund will be Eligible Securities. First Tier Securities consist of instruments that are rated at the time of purchase in the top rating category by one (if rated by only one) or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") including Standard and Poor's Ratings Group, Division of McGraw-Hill ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. ("Duff and Phelps"), Thomson BankWatch, Inc. ("Thomson's") or Fitch Investors Service, Inc. ("Fitch") or issued by issuers with such ratings. Eligible Securities consist either of instruments that are rated at the time of purchase in the top two ratings categories by one or more NRSROs, or are issued by issuers with such ratings. The Appendix to the Statement of Additional Information includes a description of the applicable NRSRO ratings. Unrated instruments (including instruments with long-term but not short-term ratings) purchased by a particular Fund will be of comparable quality to the rated instruments that the Fund may purchase, as determined by the Funds' investment adviser pursuant to guidelines approved by the Board of Directors.

TAX-EXEMPT MONEY FUND. The Tax-Exempt Money Fund's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal. The Fund invests substantially all of its assets in a diversified portfolio of U.S. dollar-denominated short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). Portfolio securities held by the Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. (Portfolio securities which have certain put or demand features exercisable by the Fund within thirteen months or are subject to repurchase agreements may have longer maturities.)

As a matter of fundamental policy, under normal market conditions at least 80% of the Fund's total assets will be invested in Municipal Securities (other than private activity bonds the interest on which is treated as a specific tax preference item under the federal alternative minimum tax). The Fund may also invest in taxable obligations and may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are not available. Uninvested cash reserves will not earn income. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's total assets at the time of purchase. Such taxable obligations include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks and commercial paper. Because the Fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. These obligations are described further in the Statement of Additional Information.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND. The California Tax-Exempt Money Market Fund's investment objective is to seek as high a level of current interest income free of federal income tax and California state personal income tax as is consistent with the preservation of capital and relative stability of principal. The Fund's assets are primarily invested in Municipal Securities issued by or on behalf of the State of California and other governmental issuers. Municipal Securities acquired by the Fund will generally have remaining maturities of thirteen months or less.

As a matter of fundamental policy, under normal market conditions at least 80% of the Fund's net assets will be invested in Municipal Securities the interest on which is exempt from taxation under the California Constitution or the laws of California ("California Municipal Securities"). So long as at least 50% of the Fund's total assets are invested in debt obligations the interest on which is exempt from taxation by California ("California Exempt Securities," which generally are limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations) as of the end of each quarter, dividends paid by the Fund which are derived from interest on California Exempt Securities will be exempt from California state personal income tax; if this policy is not achieved, no portion of the Fund's dividends will be exempt from California state personal income tax. Dividends derived from interest on Municipal Securities other than California Municipal Securities will be subject to California state personal income tax. See "Dividends, Distributions and Taxes."

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are unavailable. In accordance with the Fund's investment objective, and subject to the Fund's fundamental policy that under normal market conditions 80% of its net assets be invested in California Municipal Securities, investments may be made in taxable obligations of up to thirteen months in maturity if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary defensive purposes. Such taxable obligations include, without limitation, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks and commercial paper. Because the California Tax-Exempt Money Market Fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. These obligations are further described in the Statement of Additional Information. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities. Additionally, the Fund will not invest more than 10% of its net assets in securities that are illiquid because of the absence of a readily available market or otherwise, including repurchase agreements providing for settlement more than seven days after notice.

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit ratings of the users of the facility involved. The Funds may also require "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal income tax. Municipal Securities also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loan obligations. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Funds may also purchase tax-exempt commercial paper.

Securities acquired by the Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securi-ties. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." A Fund may also purchase from time to time participation interests in debt securities held by trusts or financial institutions. A participation interest gives a Fund an undivided interest (up to 100%) in the underlying obligation. Participation interests purchased by a Fund may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less as determined in accordance with the regulations of the Securities and Exchange Commission (although the securities held by the issuer may have longer maturities). If a participation interest is unrated, the investment adviser will have determined that the interest is of comparable quality to those instruments in which the Fund involved may invest pursuant to guidelines approved by the Company's Board of Directors. For certain participation interests, the Fund involved will have the right to demand payment, on not more than 30 days' notice, for all or any part of such until maturity participation interest, plus accrued interest. As to these instruments, the Funds intend to exercise their right to demand payment as needed to provide liquidity, to maintain or improve the quality of their respective investment portfolios or upon a default (if permitted under the terms of the instrument). Although a participation interest may be sold by a Fund under normal circumstances, they will be held.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular federal income tax (and, with respect to California Municipal Securities, California state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor their investment adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

OTHER INVESTMENT PRACTICES

VARIABLE AND FLOATING RATE INSTRUMENTS. Securities purchased by the Funds may include variable and floating rate instruments, which may have a stated maturity in excess of the Funds' maturity limitations but which will, in such event and except with respect to certain U.S. Government obligations purchased by the Tax-Exempt Money Fund, permit the Fund involved to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic re-adjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by a Fund are subject to a Fund's percentage limitations on illiquid investments. The creditworthiness of the issuers of such instruments and their ability to repay principal and interest will be continuously monitored by a Fund's investment adviser.

WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes a securities transaction in the secondary market for which settlement will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery take place. A Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of its total assets absent unusual market conditions. A Fund's liquidity and the ability of the investment adviser to manage its portfolios may be adversely affected in the event its forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their respective investment objectives.

STAND-BY COMMITMENTS. The Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The California Tax-Exempt Money Market Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

REPURCHASE AGREEMENTS. The Funds may agree to purchase securities from financial institutions, such as banks and broker-dealers as are deemed creditworthy by the investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding thirteen months, the Funds intend only to enter into repurchase agreements with maturities of 60 days or less. Securities subject to repurchase agreements are held either by the Company's custodian, or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is greater than the repurchase price. Default by the seller would, however, expose the Fund involved to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940.

REVERSE REPURCHASE AGREEMENTS. The Funds may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions and agree to repurchase them at an agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and the investment adviser will continuously monitor the account to ensure that the value is maintained. A Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund involved may decline below the price of the securities the Fund is obligated to repurchase. Interest paid by a Fund in connection with a reverse repurchase agreement will reduce the net investment income of the Fund. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940. A Fund will not purchase securities while it has borrowings (including reverse repurchase agreements) outstanding.

SPECIAL CONSIDERATIONS AND RISKS

The California Tax-Exempt Money Market Fund is, and the Tax-Exempt Money Fund may be, concentrated in securities issued by the State of California or entities within the State of California and the California Tax-Exempt Money Market Fund may invest a significant percentage of its assets in a single issuer. Therefore, investment in the Funds may be riskier than an investment in other types of money market funds.

In seeking to achieve their respective investment objectives the Funds may invest in Municipal Securities that are private activity bonds the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. See "Dividends, Distributions and Taxes." Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund's total assets when added together with any taxable investments held by a Fund. Moreover, although the Funds do not presently intend to do so on a regular basis, they may invest more than 25% of their respective assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Funds' investment adviser. Additionally, although the Tax-Exempt Money Fund may invest more than 25% of its assets in Municipal Securities the issuers of which are located in the same state, it does not presently intend to do so on a regular basis other than issuers located in California. To the extent a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects or issued by issuers located in the same state, the Fund will be subject to the peculiar economic, political and business risks presented by the laws and economic conditions relating to such states and projects to a greater extent than it would be if its assets were not so concentrated.

The California Tax-Exempt Money Market Fund is classified as a non-diversified investment company under the Investment Company Act of 1940. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

The concentration in California Municipal Securities by the California Tax-Exempt Money Market Fund and Tax-Exempt Money Fund raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of California issues with the yield of a more diversified portfolio including non-California issues before making an investment decision.

Many of the Funds' Municipal Securities are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.

Because of the complex nature of the various initiatives mentioned above and certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local California governmental entities, it is not presently possible to determine the impact of these initiatives and related measures on the ability of California governmental issuers to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to Municipal Securities of California governmental issuers over the past several years.

In addition to the various initiatives discussed above, economic factors such as the reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse impact on the economy of California. In recent years, these economic factors reduced revenues to the state government at a time when expenses of state government such as education costs, various welfare costs and other expenses were rising. Such economic factors adversely impacted the ability of state and local California governmental entities to repay debt and these factors, and others that cannot be predicted, may have an adverse impact in the future.

In addition to the risk of nonpayment of state and local California governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by the Funds pursuant to current SEC regulations. Since there are large numbers of buyers of such debt that are similarly restricted, the supply of Eligible Securities (as defined above) could become inadequate at certain times. A more detailed description of special factors affecting investments in California Municipal Securities, of which investors should be aware, is set forth in the Statement of Additional Information.

INVESTMENT LIMITATIONS

The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares (as defined in the Investment Company Act of 1940). A Fund's policies may be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of such Fund's outstanding shares, except that the following investment limitations may not be changed without such a vote of shareholders. A description of certain other fundamental investment limitations is contained in the Statement of Additional Information.

The Tax-Exempt Money Fund may not:

1. Under normal circumstances invest less than 80% of its total assets in Municipal Securities (other than private activity bonds the interest on which may be subject to the federal alternative minimum tax).

2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in Municipal Securities or obligations issued or guaranteed by the Federal Government and its agencies and instrumentalities;
   (b) although there is no limitation with respect to investments in certificates of deposit and bankers' acceptances issued by domestic branches of United States banks, no more than 10% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and no more than 25% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and foreign branches of domestic banks;
   (c) each
   utility service (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (d) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

3. Borrow money except from banks for temporary purposes and in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient. The Fund will not purchase any securities while borrowings are outstanding. Interest paid on borrowed funds will reduce the net investment income of the Fund.)

4. Invest more than 10% of the value of its total assets in securities with legal or contractual restrictions on resale (including repurchase agreements with terms greater than seven days).

The California Tax-Exempt Money Market Fund may not:

1. Under normal market conditions invest less than 80% of its net assets in California Municipal Securities.

2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer, and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing.

INVESTMENT DECISIONS

Investment decisions for each Fund are made independently from those for other investment companies and common trust funds managed by Bank of America and its affiliated entities. Such other investment companies and common trust funds may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, available investments or opportunities for sales will be allocated in a manner which Bank of America believes to be equitable. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund. In addition, in allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may take into account the sale of shares of a Fund by broker-dealers and other financial institutions (including affiliates of Bank of America and the Funds' distributor), provided Bank of America believes that the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other unaffiliated qualified firm.

MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS. The business of the Company is managed under the direction of its Board of Directors. Information about the Directors and Officers of the Company is included in the Statement of Additional Information.


INVESTMENT ADVISER. Bank of America serves as the Funds' investment adviser. Bank of America, which has principal offices at 555 California Street, San Francisco, California 94104, is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in eleven U.S. states as well as corporate offices in major U.S. cities and branches, and corporate offices and representative offices in 37 foreign countries and territories. Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since it commenced operations in 1984. Bank of America and its affiliates have over $50 billion under management, including over $14 billion in mutual funds. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company.


As investment adviser, Bank of America manages the Funds' investments and is responsible for all purchases and sales of the Funds' portfolio securities. For its investment advisory services Bank of America is entitled to receive a fee accrued daily and payable monthly at the following annual rates: .10% of the first $3 billion of each Fund's net assets, plus .09% of the next $2 billion of each Fund's net assets, plus .08% of each Fund's net assets over $5 billion. For the fiscal year ended February 28, 1997, the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund paid Bank of America advisory fees at the effective annual rates of .10% and .10% of their respective average daily net assets.

In addition, Bank of America is also entitled to fees under the Company's Special Management Services Plan with respect to the Funds' Pacific Horizon Shares and may receive fees pursuant to the Distribution and Services Plan with respect to X Shares of the California Tax-Exempt Money Market Fund. Bank of America and Service organizations may receive fees charged directly to their customers' accounts in connection with investments in X Shares and/or Pacific Horizon Shares of the Funds.


ADMINISTRATOR. The BISYS Group, Inc. (the "Administrator"), through its wholly-owned subsidiary BISYS Fund Services, L.P., serves as the Company's administrator and assists generally in supervising the Funds' operations. Their offices are located at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219, respectively. Prior to November 1, 1996, Concord Holding Corporation, an indirect, wholly-owned subsidiary of the current Administrator served as administrator (the "Prior Administrator").


Under its basic administrative services agreement for the Funds, the Administrator has agreed to: provide facilities, equipment and personnel to carry out administrative services for the benefit of all series in the Funds, including coordination of the preparation of reports to shareholders of the Fund and the Securities and Exchange Commission; calculation of the net asset value of the Funds' shares; calculation of dividends and capital gains distributions to shareholders; payment of the costs of maintaining the Funds' offices; preparation of tax returns; provision of internal legal and accounting compliance services; maintenance (or oversight of the maintenance by others approved by the Board of Directors) of the Funds' books and records; and the provision of various services (such as the provision of a facility to receive purchase and redemption orders for the accounts of such shareholders) for shareholders who have made a minimum initial investment of at least $500,000.

For its administrative services the Administrator is entitled to receive an administration fee computed daily and payable monthly at the following annual rates: .10% of the first $7 billion of each Fund's average daily net assets, plus .09% of the next $3 billion of each Fund's average daily net assets, plus
 .08% of each Fund's average daily net assets over $10 billion. For the fiscal year ended February 28, 1997, the California Tax-Exempt Money Market Fund and the Tax-Exempt Money Fund paid the Administrator or Prior Administrator administration fees at the effective annual rates of .10% and .10% of their respective average daily net assets.


Pursuant to the authority granted in its agreement with the Company, the Administrator has entered into an agreement with The Bank of New York under which the bank performs certain of the services listed above -- e.g., calculating the net asset value of the Funds' shares and dividends paid to shareholders and maintaining the Funds' books and records. The Funds bear all fees and expenses charged by The Bank of New York for these services.

DISTRIBUTOR. Concord Financial Group, Inc. (the "Distributor") is the principal underwriter and distributor of shares of the Funds. The Distributor is an indirect, wholly-owned subsidiary of the Administrator organized to distribute shares of mutual funds to institutional and retail investors. Its offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The Distributor makes a continuous offering of the Funds' shares and bears the costs and expenses of printing and distributing to selected dealers and prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of the Funds (after such items have been prepared and set in type by the Funds) that are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by selected dealers in connection with the offering of the Funds' shares for sale to the public.

CUSTODIAN AND TRANSFER AGENT. The Bank of New York, located at 90 Washington Street, New York, New York 10286, serves as the Fund's custodian. BISYS Fund Services, Inc. (the "Transfer Agent"), 3435 Stelzer Road, Columbus, OH 43219, a wholly-owned subsidiary of the Administrator, serves as the Funds' transfer agent and dividend disbursing agent. The Company has also entered into a Cash Management and Related Services Agreement with The Bank of New York pursuant to which The Bank of New York receives and disburses funds in connection with the purchase and redemption of and payment of dividends and other distributions with respect to the Funds' shares.

DISTRIBUTION AND SERVICES PLAN. Under the Distribution and Services Plan, the California Tax-Exempt Money Market Fund pays the Distributor for distribution expenses primarily intended to result in the sale of such Fund's X Shares and for shareholder servicing expenses. Such distribution expenses include expenses incurred in connection with advertising and marketing the California Tax-Exempt Money Market Fund's X Shares; payments to Service Organizations for assistance in connection with the distribution of X Shares; and expenses incurred in connection with preparing, printing and distributing prospectuses for the California Tax-Exempt Money Market Fund (except those used for regulatory purposes, or for distribution to existing shareholders of the Fund) and in implementing and operating the Distribution and Services Plan. Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to the beneficial owners of X Shares, such as establishing and maintaining accounts and records relating to their clients who invest in X Shares, assisting clients in processing exchange and redemption requests, developing, maintaining and supporting systems necessary to support Sweep Accounts and in changing divi-dend options and account descriptions, and responding to client inquiries concerning their investments.

Under the Distribution and Services Plan, payments by the California Tax-Exempt Money Market Fund for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.30% and 0.25%, respectively, of the average daily net assets of such Fund's X Shares. For the fiscal year ended February 28, 1997, the California Tax-Exempt Money Market Fund made payments under the Distribution and Services Plan at the effective annual rate of .55% of the X Shares of the Fund's average daily net assets. These amounts may be reduced pursuant to undertakings by the Distributor. Payments for distribution expenses under the Distribution and Services Plan are subject to Rule 12b-1 under the 1940 Act. As stated below under "Description of Shares," fees pursuant to the Distribution and Services Plan are borne by X Shares of the California Tax-Exempt Money Market Fund and are not paid with respect to such Fund's other series of shares.

The Company will obtain a representation from the Service Organizations (and from Bank of America and the Distributor) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

SPECIAL MANAGEMENT SERVICES PLAN. The Company has adopted a Special Management Services Plan pursuant to which Pacific Horizon Shares are sold to securities dealers, financial institutions and other industry professionals that are shareholders or dealers of record or which have a servicing relationship ("Shareholder Organizations") with beneficial owners of the Funds' Pacific Horizon Shares that enter into a Special Management Services Agreement with the Company pursuant to the Plan. Under the Special Management Services Plan, Shareholder Organizations have agreed to provide the following support services to their clients: aggregating and processing purchase and redemption requests for Pacific Horizon Shares and placing net purchase and redemption orders; providing a service that invests the assets of shareholder accounts in Pacific Horizon Shares pursuant to specific or pre-authorized instructions; processing dividend payments; providing statements periodically to shareholders showing their positions in Pacific Horizon Shares; providing subaccounting or the information necessary for subaccounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; forwarding to shareholders proxy statements and proxies containing any proposals regarding the Special Management Services Plan or related agreements; developing and monitoring investor programs offered from time to time; providing dedicated walk-in and telephone facilities to handle shareholder inquiries and serve shareholder needs; providing and maintaining specialized systems for automatic investments; maintaining the registration or qualification of Pacific Horizon Shares for sale under state securities laws; paying for the operation of arrangements that facilitate same-day purchases by shareholders; assuming the expenses of payments made to third parties for services provided in connection with the investments of their customers in Pacific Horizon Shares; and providing various other services (such as the provision of a facility to receive purchase and redemption orders) for shareholders who have made a minimum initial investment of less than $500,000.

In consideration of the services provided pursuant to the Special Management Services Plan, Shareholder Organizations are entitled to receive a fee, computed daily and payable monthly at the annual rate of up to 0.32% of the average daily net asset value of the Tax-Exempt Money Fund's Pacific Horizon Shares and 0.35% of the average daily net asset value of the California Tax-Exempt Money Market Fund's Pacific Horizon Shares (.03% of which is being voluntarily waived by the Distributor) beneficially owned by clients of such Shareholder Organizations. For the fiscal year ended February 28, 1997, the Tax Exempt Money and California Tax Exempt Money Market Funds made payments under the Special Management Services Plan at the effective annual rate of .32% and .32% of the Pacific Horizon Shares of the Tax Exempt Money and California Tax Exempt Money Market Fund. The fees paid under the Special Management Services Plan are for services provided by Shareholder Organizations to their clients who beneficially own Pacific Horizon Shares of the Funds and are not borne by the Funds' Horizon Shares or Horizon Service Shares, by X Shares or S Shares of the California Tax-Exempt Money Market Fund or by S Shares of the Tax-Exempt Money Fund.


FEE WAIVERS. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service contractors bear all expenses in connection with the performance of their services, and the Funds bear the expenses incurred in their operations. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers. From time to time during the course of each Funds' fiscal year, Bank of America and/or the Administrator may prospectively waive payment of fees and/or reimburse certain expenses of a Fund as a result of competitive pressures and in order to protect the business and reputation of Bank of America and the Administrator. This will have the effect of lowering the overall expense ratio of the Fund involved and of increasing such Fund's yield to investors at the time such fees are waived or expenses are reimbursed and of increasing the overall expense ratio of such Fund and of decreasing yield to investors when such fees are not waived or amounts not reimbursed.


BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1986 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Bank of America is subject to such banking laws and regulations.

Bank of America believes it may perform the services for the Funds contemplated by its agreements without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by Bank of America, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Funds.

Should future legislative, judicial or administrative action prohibit or restrict the activities of Bank of America in connection with the provision of services on behalf of a Fund, such Fund might be required to alter materially or discontinue its arrangements with Bank of America and change its method of operations. It is not anticipated, however, that any change in such Fund's method of operations would affect its net asset value per share or result in a financial loss to any shareholder.

PURCHASE OF SHARES


HOW X SHARES ARE PURCHASED. X Shares of the California Tax-Exempt Money Market Fund are offered by this Prospectus to customers of BAIS or Service Organizations that establish a Sweep Account with BAIS or a Service Organization or through Bank of America's 401(k) program. Each

Sweep Account combines a Transaction Account with a periodic sweep of balances to or from the California Tax-Exempt Money Market Fund. Investors may open a Sweep Account by completing and signing the Sweep Materials. The Sweep Materials contain important information about the various features and operations of the Sweep Account and should be reviewed in conjunction with this Prospectus.

X Shares may be purchased on any Business Day (as defined below) that BAIS or the particular Service Organization are open for business by making a deposit into your Transaction Account. On each day that both the California Tax-Exempt Money Market Fund's custodian and the New York Stock Exchange (the "Exchange") are open for business (a "Business Day") and that BAIS or a Service Organization is open for business, BAIS or a Service Organization computes the net amount of all deposits, withdrawals, charges and credits made to and from a Transaction Account in accordance with their Sweep Account procedures (the "Net Sweep Amount"). If deposits and credits exceed withdrawals and charges, you authorize BAIS or a Service Organization, on your behalf, to transmit a purchase order to the Fund designated in your Sweep Account in the amount of that day's Net Sweep Amount in accordance with the Sweep Account procedures of Bank of America or a Service Organization. Your purchase order will be made effective and full and fractional X Shares will be purchased at the net asset value per share next determined after receipt by the Transfer Agent. It is the responsibility of BAIS or a Service Organization to transmit orders for the purchases of X Shares by its customers to the Transfer Agent and deliver required funds on a timely basis, in accordance with the procedures stated above. Share purchases and redemptions executed through BAIS or a Service Organization are executed only on Business Days that BAIS or a Service Organization, respectively, is open for business. Contact BAIS or your Service Organization for additional information about BAIS's or the Service Organization's Sweep Account procedures.

HOW PACIFIC HORIZON SHARES ARE PURCHASED

Pacific Horizon Shares may be purchased directly from the Distributor, by clients of Bank of America through their qualified trust and agency accounts or by clients of Service Organizations without a charge imposed by the Funds, although Bank of America and Service Organizations may charge a fee for providing administrative services in connection with investments in Pacific Horizon Shares of the Funds. The minimum initial investment is $500, except for purchases through Bank of America's trust and agency accounts or through a Service Organization whose clients have made aggregate minimum purchases of $1,000,000, in which event the minimum initial investment is $100, or as otherwise described below under "Shareholder Services." The minimum subsequent investment is $50, except for investments arising from automatic investment transactions on behalf of Bank of America's trust and agency accounts, as to which there is no minimum. Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Funds. The Funds reserve the right to reject any purchase order. Persons wishing to purchase Pacific Horizon Shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions. Other investors may purchase Pacific Horizon Shares in the manner described below.

An investor desiring to make an initial purchase of Pacific Horizon Shares by mail should complete an Account Application and mail the Application and a check payable to the appropriate Fund of Pacific Horizon to the address on the Account Application. All subsequent purchases of Pacific Horizon Shares of a Fund made by mail should be delivered to Pacific Horizon Funds, Inc., P.O. Box 182090, Columbus, Ohio 43218-2090. Initial purchases of Pacific Horizon shares into a new account may not be made by wire. However, an investor desiring to make a subsequent purchase of Pacific Horizon shares of a Fund into an already existing account by wire should contact the Transfer Agent at (800) 346-2087 for complete wiring instructions and request his bank to transmit immediately available funds by wire for purchase of Pacific Horizon shares in the investor's name. It is important that the wire include the investor's name and Fund account number. An investor should contact his bank for information on remitting funds in this manner, including any charges imposed by the bank for wiring funds. Payments which are hand delivered must be delivered directly to the Transfer Agent at 3435 Stelzer Road, Columbus, OH 43219.

A fee will be imposed by the Transfer Agent if any check used for investment in an account does not clear. All payments should be in U.S. dollars. The Company will not accept third party checks for investment in Pacific Horizon shares. Purchase orders in proper form are effected on each Business Day at the net asset value per share next determined after receipt by the Transfer Agent at its Columbus office of both an order and federal funds. Purchases will not be effected until payments made in other than federal funds are converted to federal funds, which is ordinarily within two business days of receipt. If an order is received by the Transfer Agent before 10:30 a.m. Eastern time (with respect to the California Tax-Exempt Money Market Fund) or 12:00 noon Eastern time (with respect to the Tax-Exempt Money Fund) on a Business Day and Federal Funds are received by 4:00 p.m. the same Business Day, Pacific Horizon Shares will be purchased at the net asset value next determined after receipt on that day. Otherwise Fund shares will be purchased at the net asset value next determined on the next Business Day. It is the responsibility of Bank of America or the Service Organization involved to transmit orders for the purchases of Pacific Horizon Shares by its customers to the Transfer Agent and deliver required funds on a timely basis, in accordance with the procedures stated above. Share purchases and redemptions executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business.

TELETRADE. Although the privilege may not be used to make an initial purchase, an investment in Pacific Horizon Shares of a Fund entitles an investor to purchase Fund shares (minimum of $500 and maximum of $50,000 per transaction) without charge by telephone unless he indicates on the Account Application or in a subsequent written notice to the Transfer Agent that he does not wish to use the TeleTrade privilege. Appropriate information concerning the investor's bank must be provided on the Account Application or in a subsequent signature guaranteed letter of instruction to the Transfer Agent before the TeleTrade Privilege may be used. The proceeds will be transferred between the checking, NOW or bank money market account designated in one of these documents and the investor's Fund account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the net asset value next determined after receipt of payment by the Funds' Transfer Agent. The Company may modify this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

An investor who has selected the TeleTrade Privilege may request TeleTrade purchases by telephoning the Transfer Agent at (800)346-2087. The TeleTrade Privilege may not be available to certain clients of Bank of America or particular institutional investors.

NET ASSET VALUE

The net asset value per share of the X Shares of the California Tax-Exempt Money Market Fund and Pacific Horizon Shares of each Fund is the value of all securities and other assets owned by a Fund that are allocable to a particular class less the liabilities charged to such class, divided by the number of outstanding shares of such class.

The net asset value per share of the California Tax-Exempt Money Market Fund and Tax-Exempt Money Fund is determined on each Business Day as of 10:30 a.m. Eastern time and 12:00 noon Eastern time, respectively. Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions. In computing net asset value, each Fund values its portfolio securities on the basis of amortized cost (as described in the Statement of Additional Information under "Additional Purchase and Redemption
Information -- Valuation.") There can be no assurance that either Fund will be able to maintain a net asset value of $1.00 per share. The net asset value per share for purposes of pricing purchase and redemption orders for each Fund is determined independently of that for other portfolios of the Company. For voice recorded price and yield information call (800) 346-2087.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening or reopening an account. See the Account Application for Pacific Horizon Shares of the Funds and the Sweep Account Application for X Shares of the California Tax-Exempt Money Market Fund for further information about this requirement.

The Company will obtain a representation from Service Organizations (as well as from Bank of America and the Distributor) that they will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

REDEMPTION OF SHARES

HOW X SHARES ARE REDEEMED

If, on any Business Day that BAIS or the particular Service Organization is open for business, withdrawals from and charges to your Sweep Account, including without limitation check transactions, exceed deposits and credits, BAIS or the particular Service Organization, as applicable, will transmit a redemption order on your behalf to the California Tax-Exempt Money Market Fund in the dollar amount of that day's Net Sweep Amount. If your Sweep Account with BAIS or a Service Organization, as applicable, is closed as described in the Sweep Materials, BAIS or the Service Organization, as applicable, transmits a redemption request on your behalf to the appropriate Fund for the balance of X Shares of such Fund held through your Sweep Account. It is the responsibility of BAIS or the particular Service Organization to transmit the redemption order and credit its customer's Transaction Account with the redemption proceeds on a timely basis. BAIS or the Service Organization may withhold redemption proceeds pending check collection or processing or for other reasons all as set forth more fully in the Sweep Materials.

HOW PACIFIC HORIZON SHARES ARE REDEEMED

Investors whose Pacific Horizon Shares are purchased through accounts at Bank of America or a Service Organization may redeem all or part of such shares in accordance with the instructions pertaining to such accounts. If such investors are also the shareholders of record of those accounts on the books of the Transfer Agent, they may redeem shares in accordance with the procedures described below under "Regular Redemption." Such investors wishing to use other redemption methods must arrange with Bank of America or a Service Organization for delivery of the required application(s) to the Transfer Agent. Redemption orders are effected on a Business Day at the net asset value per share next determined after receipt of the order by the Transfer Agent. It is the responsibility of Bank of America or the Service Organization to transmit the redemption order and credit its customer's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with any of the following procedures.

REGULAR REDEMPTION. An investor may redeem Pacific Horizon Shares in any amount by sending a written request to the Tax-Exempt Money Fund or California Tax-Exempt Money Market Fund,
c/o Pacific Horizon Funds, P.O. Box 182090, Columbus, Ohio 43218-2090. Redemption orders are effected upon receipt by the Transfer Agent at its Columbus office. Redemption requests delivered to the Company other than by mail must be delivered to the offices of the Transfer Agent at 3435 Stelzer Road, Columbus, OH 43219. While the Company no longer issues share certificates, Pacific Horizon Shares for which certificates previously had been issued may not be redeemed unless the certificates have been submitted to the Transfer Agent and endorsed for transfer.

Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts. A redemption request for (i) an amount in excess of $50,000 per day (ii) any amount if the proceeds are to be sent elsewhere than to the address of record, and (iii) an amount of $50,000 or less if the address of record has not been on file with the Transfer Agent for a period of 60 days, must be accompanied by a signature guarantee. The guarantor of a signature must be a bank that is a member of the FDIC, a trust company, a member firm of a national securities exchange or other eligible guarantor institution. The Transfer Agent will not accept guarantees from notaries public. Signatures on endorsed certificates submitted for redemption must also be guaranteed. Guarantees must be signed by an authorized signatory of the guarantor institution and "Signature Guaranteed" must appear with the signature.

TELETRADE. An investor may redeem Pacific Horizon Shares in the same manner and subject to the same limitations as described under "Purchases of Shares -- How Pacific Horizon Shares Are Purchased -- TeleTrade" above. Redemption proceeds will be on deposit in the investor's account at a domestic financial institution which is an Automated Clearing House member bank ordinarily two business days after receipt of the redemption request. An investor may also request that redemption proceeds be sent by check. Checks will be sent only to the registered owner(s) and only to the address of record. An investor who has selected the TeleTrade Privilege may request TeleTrade redemptions by telephoning the Transfer Agent at (800) 346-2087. Pacific Horizon Shares issued in certificate form are not eligible for this Privilege. Neither the Company nor any of its service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable, including requesting certain personal or account information to confirm the identity of the shareholder.

WIRE REDEMPTION. An investment in Pacific Horizon Shares of a Fund automatically entitles an investor to redeem shares by wire unless he indicates on the Account Application or in a subsequent signature guaranteed written notice to the Transfer Agent that he does not wish to use this method of redemption. Appropriate information concerning the investor's bank must be provided on the Account Application or in a subsequent signature guaranteed letter of instruction to the Transfer Agent before shares may be redeemed by wire. Shareholders may instruct the Transfer Agent to redeem shares in a Fund on written, telegraphic, or telephone instructions from any person representing himself to be the investor and believed by the Transfer Agent to be genuine. The responsibility of the Transfer Agent and certain other parties for telephonic instructions believed to be genuine is discussed in the preceding paragraph. The proceeds of redemption will normally be wired in federal funds to the commercial bank specified by the investor on the Account Application or in a subsequent signature guaranteed letter of instruction to the Transfer Agent. Redemption proceeds must be in an amount of at least $1,000, and may be subject to limits as to frequency and overall amount. Wire redemptions may be terminated or modified by a Fund at any time. Pacific Horizon Shares issued in certificate form are not eligible for wire redemption. A shareholder should contact his bank for information on any charges imposed by the bank in connection with the receipt of redemption proceeds by wire. During periods of substantial economic or market change, telephone wire redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request in person to the Transfer Agent or by mail as described above under "Regular Redemption." For additional information concerning wire redemptions, see the Statement of Additional Information and the Funds' Account Application.

CHECK REDEMPTION. An investor in Pacific Horizon Shares may request on the Account Application that the Company provide Redemption Checks ("Checks") drawn on a Fund. Checks will be sent only to the registered owner(s) and only to the address of record. The Account Application must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in the amount of $500 or more. Dividends are earned until the Check clears the Transfer Agent. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund involved to redeem a sufficient number of the investor's Pacific Horizon Shares to cover the amount of the Check. There is no charge to the investor for the use of the Checks; however, the Transfer Agent will impose a charge for stopping payment of a Check upon the request of the investor, or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reasons. Because dividends accrue daily, Checks should not be used to close an account. Pacific Horizon Shares for which stock certificates have been issued may not be redeemed by Check.


OTHER REDEMPTION INFORMATION -- X SHARES AND PACIFIC HORIZON SHARES. Redemption orders are effected on a Business Day at the net asset value per share next determined after receipt of the order by the Transfer Agent. The Funds will make payment for all shares redeemed after receipt by the Transfer Agent of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. Where redemption is requested other than by mail, shares purchased by check or by TeleTrade will not be redeemed for a period of ten calendar days after their purchase. This procedure does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership.


The Funds impose no charge when X Shares or Pacific Horizon Shares are redeemed. However, if Pacific Horizon Shares have been purchased through Bank of America or a Service Organization, Bank of America or the Service Organization may charge a fee for providing administrative services in connection with investments in shares. The Funds reserve the right to redeem Pacific Horizon Share accounts involuntarily, upon sixty days' written notice, if the account's net asset value falls below the $500 minimum balance.

SHAREHOLDER SERVICES

The services and privileges described under this heading are available only to holders of the Funds' Pacific Horizon Shares and are not available to persons who invest directly in Horizon or Horizon Service Shares of the Funds or in X Shares of the California Tax-Exempt Money Market Fund. Additionally, these services and privileges may not be available to certain clients of

Bank of America and particular Service Organizations. Bank of America and some Service Organizations may impose conditions on their clients which are different from those described in this Prospectus. You should consult Bank of America or your Service Organization in this regard.


EXCHANGES. The Exchange Privilege enables an investor to exchange Pacific Horizon Shares of a Fund for: like shares in another portfolio of the Company, or like shares of any investment portfolio of Time Horizon Funds (an open-end investment company managed by Bank of America), provided that such other shares may legally be sold in the state of the investor's residence. An investment in Pacific Horizon Shares of a Fund automatically entitles an investor to use this Privilege unless he indicates on the Account Application or in a subsequent written notice to the Transfer Agent that he does not wish to use this Privilege. The shares that are exchanged must have a current value of at least $500; furthermore, in establishing a new account through use of this Privilege, the shares being exchanged must have a value at least equal to the minimum initial investment required by the particular portfolio into which the exchange is being made. Prospectuses for portfolios of the Company (as well as prospectuses for investment portfolios of Time Horizon Funds) into which an exchange is being made may be obtained from the investor's Service Organization or the Distributor. A shareholder may telephone instructions by calling the Transfer Agent at (800) 346-2087. See "Redemption of Shares--TeleTrade" for a description of the Company's policy regarding responsibility for telephone instructions.


When Fund shares are exchanged for shares of another portfolio in the Company (or for shares of an investment portfolio of Time Horizon Funds) which are sold with a sales load, the applicable sales load, if any, will be deducted. An investor desiring to use the Exchange Privilege should read the Statement of Additional Information and consult his or her Service Organization or the Distributor for further information applicable to use of the Exchange Privilege. The Company reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination except where notice is not required under the regulations of the Securities and Exchange Commission.

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program permits an investor to purchase Pacific Horizon Shares (minimum $50 per transaction) at regular intervals selected by the investor. Provided the investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor's checking, bank money market or NOW account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. The minimum initial investment requirement for investors establishing an Automatic Investment account is $50. To establish an Automatic Investment account, an investor must check the appropriate box and supply the necessary information on the Account Application or subsequently file a written request with the Transfer Agent. Such applications are available from the Distributor. An investor may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent at P.O. Box 182090, Columbus, Ohio 43218-2090 and notification will be effective three business days following receipt. The Company may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

DIRECT DEPOSIT PROGRAM. If an investor receives federal salary, social security, or certain veteran's, military or other payments from the federal government, he is eligible for the Direct Deposit Program. With this Program, an investor may purchase Pacific Horizon Shares (minimum of

$50 and maximum of $50,000 per transaction) by having these payments automatically deposited into his Fund account. An investor may deposit as much of such payments as he elects. For instructions on how to enroll in the Direct Deposit Program, an investor should call the Transfer Agent at (800) 346-2087. Death or legal incapacity will terminate an investor's participation in the Program. An investor may elect at any time to terminate his participation by notifying the appropriate federal agency. Further, the Company may terminate an investor's participation upon 30 days' notice to the investor.

AUTOMATIC WITHDRAWAL PLAN. Investors having a $5,000 minimum account may request withdrawal of a dollar amount in multiples of $50 on a monthly, quarterly, semi-annual or annual basis. At the investor's option, monthly withdrawals will be made on either the first or fifteenth day of the month and quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the month selected. To participate in the automatic withdrawal plan, an investor must check the appropriate box and supply the necessary information on the Account Application which may be obtained from the Distributor or subsequently file a signature guaranteed written request with the Transfer Agent.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. The Shareholders of a Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on the investments held by the Fund involved. Generally each Fund's net income is declared daily as a dividend. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through and including the day before the redemption order for the shares is executed. Dividends are paid within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any such capital gains as may be realized will be distributed no more than twice a year after reduction for any available capital loss carry-forward.

Dividends are paid in the form of additional full and fractional shares of the same series as the shares on which the dividends are declared at the net asset value of such shares on the payment date. However, holders of the Funds' Pacific Horizon shares may elect to receive dividends in cash. If you elect to receive distributions in cash, and if your checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election or any revocation thereof must be made in writing to the Transfer Agent at P.O. Box 182090, Columbus, Ohio 43218-2090, and will become effective with respect to dividends paid after its receipt by the dividend disbursing agent.

TAXES. During the most recent taxable year, each Fund qualified separately as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and each Fund intends to so qualify in future years, as long as such qualification is in the best interest of its shareholders. As a result of this qualification, each Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code. The policy of each Fund is to pay to shareholders at least 90% of its exempt-interest income, net of certain deductions, for each taxable year. Dividends derived from interest on Municipal Securities (known as exempt-interest dividends) and paid to shareholders typically will not be subject to regular federal income tax.

With respect to the California Tax-Exempt Money Market Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of California Exempt Securities and if the Fund qualifies as a regulated investment company under the Code, then the Fund will be qualified to pay dividends exempt from California state personal income tax to its shareholders. If the Fund so qualifies, dividends derived from interest attributable to California Exempt Securities will be exempt from California state personal income tax. (Such treatment may not apply, however, to investors who are "substantial users" or "related persons" with respect to facilities financed by portfolio securities held by the California Tax-Exempt Money Market Fund.) Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of such dividends are exempt from California state personal income tax.

To the extent, if any, that dividends paid to shareholders are derived from taxable interest or from capital gains, such dividends will be subject to federal income tax and California state personal income tax, whether or not such dividends are reinvested.

The portion of dividends (if any) attributable to interest on certain private activity bonds issued after August 7, 1986 must be included by shareholders as an item of tax preference for purposes of determining liability (if any) for the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax applicable to corporations. Corporate shareholders also must take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the tax liability of such benefits.

Dividends declared in October, November or December of any calendar year payable to shareholders of record on a specified date in December will be deemed for federal tax purposes to have been paid by a Fund and received by its shareholders on December 31 of such year, if such dividends are paid during January of the following year.

A shareholder will recognize a taxable capital gain or loss when redeeming or exchanging shares, to the extent of any difference between the price at which the shares are sold or exchanged and the price or prices at which the shares were originally purchased. If you hold shares for six months or less and during that time receive an exempt-interest dividend attributable to those shares, any loss realized on the sale or exchange of those shares will be disallowed to the extent of the exempt-interest dividend.

OTHER STATE AND LOCAL TAXES. Investors are advised to consult their tax advisers concerning the application of state and local taxes generally, which may have different consequences from those of the federal income tax and, with respect to the California Tax-Exempt Money Market Fund, the California state personal income tax described above. Exempt-interest dividends generally will be exempt from state and local taxes as well. However, except as noted with respect to California state personal income tax, dividends paid by the Funds may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations that, if realized directly, would be exempt from such taxes.

GENERAL. Shareholders will be advised at least annually as to the federal income tax and, with respect to the California Tax-Exempt Money Market Fund, the California state personal income tax consequences of dividends and distributions made each year.

The foregoing is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders, and is based on tax laws and regulations in effect as of the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Additional tax information of relevance to particular investors, including investors who may be "substantial users" or "related persons" with respect to facilities financed by Municipal Securities, is contained in the Statement of Additional Information. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

DESCRIPTION OF SHARES

The Company was organized on October 27, 1982 as a Maryland corporation, and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Predecessor Tax-Exempt Fund originally commenced operations on July 10, 1987 as a separate portfolio of The Horizon Funds, a Massachusetts business trust. On January 10, 1990 the Predecessor Tax-Exempt Fund was reorganized as the Tax-Exempt Money Fund of the Company and prior to July 9, 1993 had offered only two series of shares, Horizon Shares and Horizon Service Shares. On July 9, 1993, all assets and liabilities of the Company's Tax-Exempt Money Market Fund were transferred to the Tax-Exempt Money Fund as Pacific Horizon Shares. The California Tax-Exempt Money Market Fund commenced operations on December 6, 1989 as a portfolio of the Company with a single series of shares, Pacific Horizon Shares. On September 2, 1996, the Company began offering X Shares in the California Tax-Exempt Money Market Fund. The Company has also classified an S Share class, a Horizon Share class and a Horizon Service Share class of the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund. Horizon Shares and Horizon Service Shares may be purchased by institutional investors for accounts maintained by individuals, but may not be purchased by individuals directly. S Shares are offered to customers who purchase such shares through cash management services such as sweep accounts offered by Bank of America, any of its banking or brokerage affiliates and service organizations.


The Company's charter authorizes the Board of Directors to issue up to four hundred billion full and fractional shares of capital stock, and to classify and reclassify any authorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series. Pursuant to such authority, the Board of Directors has authorized the issuance of ten billion Pacific Horizon Shares, ten billion Horizon Shares, ten billion Horizon Service Shares and ten billion S Shares representing interests in the Tax-Exempt Money Fund, and ten billion Pacific Horizon Shares, ten billion Horizon Shares, ten billion Horizon Service Shares, ten billion S Shares and ten billion X Shares and representing interests in the California Tax-Exempt Money Market Fund. Horizon Service Shares, Horizon Shares and S Shares of the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund are described in a separate Prospectus available from the Distributor at the telephone number on the cover of this Prospectus. The Board of Directors has also authorized the issuance of additional classes and series of shares and series of shares representing interests in other investment portfolios of the Company, which are likewise described in separate prospectuses available from the Distributor. This Prospectus relates primarily to the X Shares of the California Tax-Exempt Money Market Fund and Pacific Horizon Shares of the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund and describes only the investment objective, policies, operations and contracts relating to such shares.


Each X Share, S Share, Pacific Horizon Share, Horizon Share and Horizon Service Share in a Fund has a par value of $.001, and, except as noted below, is entitled to participate equally in the dividends and distributions declared by the Board of Directors with respect to such Fund and in the net distributable assets of such Fund on liquidation. Holders of S Shares of the Tax-Exempt Money Fund and X Shares and S Shares of the California Tax-Exempt Money Market Fund bear the fees described in this Prospectus that are paid to the Distributor and Service Organizations by such Funds under the Company's Distribution and Services Plan. The fees paid under the Distribution and Services Plan are for distribution and shareholder services paid to the Distributor and Service Organizations in connection with X Shares of the California Tax-Exempt Money Market Fund and S Shares of both of the Funds, and are not paid by such Fund's Horizon, Horizon Service or Pacific Horizon Shares. Holders of a Fund's Pacific Horizon Shares bear the fees described in this Prospectus that are paid to Shareholder Organizations by the Fund under the Company's Special Management Services Plan for Pacific Horizon Shares. The fees paid under the Special Management Services Plan are for services provided by Shareholder Organizations to holders of the Funds' Pacific Horizon Shares and are not borne by the Funds' Horizon Shares, Horizon Service Shares or S Shares of the Funds or X Shares of the California Tax-Exempt Money Market Fund. Holders of a Fund's Horizon Service Shares bear the fees described in the Prospectus for such shares that are paid to shareholder organizations by a Fund under the Company's Shareholder Services Plan. The fees paid under the Shareholder Services Plan are for services provided by shareholder organizations to their customers in connection with Horizon Service Shares, and are not paid by a Fund's Horizon Shares, Pacific Horizon Shares, X Shares or S Shares. As a result of the different fees borne by various series of shares of a Fund, at any given time, absent waivers of any class-specific fees or expenses, the net yield on a) the California Tax-Exempt Money Market Fund's X Shares generally will be approximately 0.20% lower than the yield on the same Fund's Pacific Horizon Shares, 0.55% lower than the yield on the same Fund's Horizon Shares, 0.30% lower than the yield on the same Fund's Horizon Services Shares and 0.45% higher than the yield on the same Fund's S Shares, b) the Tax-Exempt Money Fund's Pacific Horizon Shares generally will be approximately 0.32% lower than the yield on the same Fund's Horizon Shares, 0.07% lower than the yield on the same Fund's Horizon Service Shares and 0.68% higher than the yield on the same Fund's S Shares, and c) the California Tax-Exempt Money Market Fund's Pacific Horizon Shares generally will be approximately 0.35% lower than the yield on the same Fund's Horizon Shares, 0.10% lower than the yield on the same Fund's Horizon Service Shares, 0.20% higher than the yield on the same Fund's X Shares, and 0.65% higher than the yield on the same Fund's S Shares. Standardized yield quotations will be computed separately for each series of shares.


Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote in the aggregate and not by class or series except as otherwise required by law or when class voting is permitted by the Board of Directors. It is contemplated that all shareholders of a Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and on any change in its fundamental investment limitations. Only holders of Pacific Horizon Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Special Management Services Plan. Only holders of Horizon Service Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Funds' Shareholder Services Plan. Only holders of particular S and X Shares, if affected by changes to such Plan, will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Services Plan relating to the particular series. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant at its discretion. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable. Certificates for shares will not be issued.


The Company does not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders of the Company, at which time the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors and such meetings will be called when requested by the holders of record of 10% or more of the Company's outstanding shares of common stock. To the extent required by law and the Company's undertaking with the Securities and Exchange Commission, the Company will assist in shareholder communications in such matters. Shares have cumulative voting rights to the extent that may be required by applicable law.

PERFORMANCE CALCULATIONS

From time to time, a Fund may quote its "yield," "effective yield" and "tax-equivalent yield" in advertisements or in communications to shareholders. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be identified in the advertisement or report). This income is then "annualized" -- that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" of a Fund is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment. A Fund's "tax-equivalent yield" shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal, and in the case of the California Tax-Exempt Money Market Fund, California income tax, at a stated tax rate. A Fund's "tax-equivalent yield" will always be higher than its yield.


Additionally, the yields of a Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the Funds' yields may be compared to IBC Financial Data, Inc.'s ("IBC") Money Fund Averages and IBC's Tax-Free Money Fund Average, which are averages compiled by IBC's Money Fund Report. Yield data as reported in national financial publications, including Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of a Fund. A complete listing of the indices, rankings and publications discussed above is contained in the Statement of Additional Information.


Since yields fluctuate, yield data cannot necessarily be used to compare an investment in shares of a Fund with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Bank of America or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund (which fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income) will not be included in the Fund's calculations of yield.

Shareholder inquiries should be addressed to the Distributor at the address or telephone numbers stated on the inside cover page of this Prospectus.

                               -------------------------------------------------

                                  TAX-EXEMPT MONEY FUND

                                  CALIFORNIA TAX-EXEMPT
                                    MONEY MARKET FUND

                                       PROSPECTUS
                                      June 16, 1997

                                    NOT FDIC INSURED

                       PACIFIC   HORIZON   MUTUAL   FUNDS

      TXM-0014

                           PACIFIC HORIZON FUNDS, INC.

                          Pacific Horizon Shares of the
        Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund

                                       and
                                 X Shares of the
                          Prime Fund and Treasury Fund

                              --------------------

Form N-1A Item                                  Prospectus Caption
--------------                                  ------------------

Part A
------

1.   Cover Page...............................  Cover Page

2.   Synopsis.................................  Expense Summary

3.   Condensed Financial Information..........  Financial Highlights;
                                                Performance Calculations

4.   General Description of Registrant........  Description of Shares; Cover
                                                Page; Investment Objectives
                                                and Policies

5.   Management of the Fund...................  Management of the Funds

5.A. Management's Discussion of
       Fund Performance.......................  *

6.   Capital Stock and Other
       Securities.............................  Description of Shares;
                                                Dividend, Distributions and
                                                Taxes

7.   Purchase of Securities Being
      Offered.................................  Purchase of Shares; Management
                                                of the Funds; Performance
                                                Calculations; Shareholder
                                                Services; Special Management
                                                Services Plan; Distribution
                                                and Services Plan

8.   Redemption or Repurchase.................  Redemption of Shares;
                                                Shareholder Services; Special
                                                Management Services Plan;
                                                Distribution and Services Plan

9.   Pending Legal Proceedings................  *

----------
*  Item inapplicable or answer negative.

PROSPECTUS

JUNE 16, 1997
                                         X Shares of the
                                         PRIME FUND
                                        TREASURY FUND
                                Pacific Horizon Shares of the
                                         PRIME FUND
                                        TREASURY FUND
                                       GOVERNMENT FUND
                                     TREASURY ONLY FUND
                Investment Portfolios Offered by Pacific Horizon Funds, Inc.
--------------------------------------------------------------------------------

THIS PROSPECTUS APPLIES TO THE X SHARES OF THE PRIME FUND AND TREASURY FUND AND THE PACIFIC HORIZON SHARES OF THE PRIME FUND, TREASURY FUND, GOVERNMENT FUND AND TREASURY ONLY FUND (THE "FUNDS"), FOUR DIVERSIFIED INVESTMENT PORTFOLIOS OFFERED BY PACIFIC HORIZON FUNDS, INC. (THE "COMPANY"). THE COMPANY IS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 AS AN OPEN-END MANAGEMENT INVESTMENT COMPANY. THE FUNDS ARE DESIGNED TO PROVIDE INVESTORS WITH DAILY LIQUIDITY.

THE INVESTMENT OBJECTIVES OF THE PRIME FUND AND TREASURY FUND ARE TO SEEK HIGH CURRENT INCOME AND STABILITY OF PRINCIPAL. THE PRIME FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING SUBSTANTIALLY ALL OF ITS ASSETS IN A DIVERSIFIED PORTFOLIO OF U.S. DOLLAR-DENOMINATED "MONEY MARKET" INSTRUMENTS SUCH AS BANK CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND REPURCHASE AGREEMENTS, IN ADDITION TO OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES. THE TREASURY FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING SOLELY IN DIRECT OBLIGATIONS ISSUED BY THE U.S. TREASURY AND REPURCHASE AGREEMENTS RELATING TO SUCH TREASURY OBLIGATIONS. THE INVESTMENT OBJECTIVES OF THE GOVERNMENT FUND AND THE TREASURY ONLY FUND ARE TO PROVIDE LIQUIDITY AND AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE GOVERNMENT FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING IN SHORT-TERM DEBT OBLIGATIONS ISSUED OR GUARANTEED AS TO INTEREST AND PRINCIPAL BY THE U.S. GOVERNMENT, ITS AGENCIES, AUTHORITIES OR INSTRUMENTALITIES AND IN REPURCHASE AGREEMENTS WITH RESPECT TO SUCH OBLIGATIONS. THE TREASURY ONLY FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING SOLELY IN OBLIGATIONS OF THE U.S. TREASURY.


THIS PROSPECTUS BRIEFLY SETS FORTH CERTAIN INFORMATION ABOUT THE FUNDS DESCRIBED HEREIN THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUNDS, CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 16, 1997 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE TO INVESTORS UPON REQUEST AND WITHOUT CHARGE BY CALLING THE FUNDS' DISTRIBUTOR AT (800) 332-3863. THE STATEMENT OF ADDITIONAL INFORMATION, AS IT MAY FROM TIME TO TIME BE REVISED, IS INCORPORATED IN ITS ENTIRETY BY REFERENCE INTO THIS PROSPECTUS. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                           (Continued next page)
--------------------------------------------------------------------------------

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America National Trust and Savings Association or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Each Fund seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions, although there can be no assurance that it will be able to do so on a continuous basis. Investment in the Funds involves investment risk, including the possible loss of principal amount invested.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in the Statement of Additional Information and the Funds' official sales literature, in connection with the offering of the Funds' shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. This Prospectus does not constitute an offer by the Funds or by the distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the distributor to make such offer in such jurisdiction.
--------------------------------------------------------------------------------

CURRENTLY, X SHARES ARE AVAILABLE ONLY TO QUALIFIED RETAIL CUSTOMERS WHO PURCHASE SUCH SHARES THROUGH A SWEEP ACCOUNT ("SWEEP ACCOUNT") OFFERED BY BA INVESTMENT SERVICES, INC. ("BAIS") AND CERTAIN OTHER FINANCIAL SERVICE ORGANIZATIONS, SUCH AS BANKS OR BROKER-DEALERS ("SERVICE ORGANIZATIONS") AND THROUGH BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION'S 401(k) PROGRAM. A SWEEP ACCOUNT COMBINES A BROKERAGE ACCOUNT (THE "TRANSACTION ACCOUNT") WITH A DAILY SWEEP OF BALANCES TO OR FROM THE PRIME AND TREASURY FUNDS' X SHARES. BAIS OR SERVICE ORGANIZATIONS, AS APPLICABLE, ARE RESPONSIBLE FOR PROVIDING PERSONS INVESTING IN X SHARES THROUGH A SWEEP ACCOUNT WITH SWEEP ACCOUNT MATERIALS (THE "SWEEP MATERIALS") DESCRIBING THE VARIOUS FEATURES AND OPERATIONS OF THE SWEEP ACCOUNT. THE SWEEP MATERIALS SHOULD BE REVIEWED IN CONJUNCTION WITH THIS PROSPECTUS.


PACIFIC HORIZON SHARES MAY BE PURCHASED DIRECTLY FROM CONCORD FINANCIAL GROUP, INC., BY CLIENTS OF BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION THROUGH THEIR QUALIFIED TRUST AND AGENCY ACCOUNTS OR BY CLIENTS OF SERVICE ORGANIZATIONS.

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BANK OF AMERICA"), SAN FRANCISCO, CALIFORNIA, ACTS AS INVESTMENT ADVISER TO THE FUNDS. CONCORD FINANCIAL GROUP, INC. (THE "DISTRIBUTOR") SPONSORS THE FUNDS AND ACTS AS THEIR DISTRIBUTOR AND THE BISYS GROUP, INC. ACTS AS THEIR ADMINISTRATOR, NEITHER OF WHICH IS AFFILIATED WITH BANK OF AMERICA.

PORTFOLIO SECURITIES HELD BY EACH FUND HAVE REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS FROM THE DATE OF PURCHASE BY THE FUND. PORTFOLIO SECURITIES WHICH HAVE CERTAIN PUT OR DEMAND FEATURES EXERCISABLE BY A FUND WITHIN THIRTEEN MONTHS (AS WELL AS CERTAIN U.S. GOVERNMENT OBLIGATIONS WITH FLOATING OR VARIABLE INTEREST RATES) AND SECURITIES HELD AS COLLATERAL FOR REPURCHASE AGREEMENTS MAY HAVE LONGER MATURITIES.

                                    CONTENTS


                                    PAGE
                                    ----

EXPENSE SUMMARY                       2

FINANCIAL HIGHLIGHTS                  4

INVESTMENT OBJECTIVES AND
  POLICIES                           11

COMMON INVESTMENT POLICIES           14

MANAGEMENT OF THE FUNDS              18

PURCHASES OF SHARES                  22

REDEMPTION OF SHARES                 24

SHAREHOLDER SERVICES                 27

DIVIDENDS, DISTRIBUTIONS AND
  TAXES                              29

DESCRIPTION OF SHARES                30

PERFORMANCE CALCULATIONS             33
------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTOR:                            INVESTMENT ADVISER:
          Concord Financial Group, Inc.           Bank of America National Trust and Savings Association
          3435 Stelzer Road                       555 California Street
          Columbus, OH 43219                      San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------

EXPENSE SUMMARY

The following table sets forth certain information regarding the shareholder transaction expenses imposed by the X Shares of the Prime and Treasury Funds and Pacific Horizon Shares of the Prime, Treasury, Government and Treasury Only Funds and the annual operating expenses incurred by X Shares of the Prime and Treasury Funds, and the Pacific Horizon Shares of the Prime, Treasury, Government and Treasury Only Funds during the last fiscal year. Actual expenses may vary. Hypothetical examples based on the table are also shown.
--------------------------------------------------------------------------------

                                                                                                                         TREASURY
                                                                  PRIME                  TREASURY          GOVERNMENT      ONLY
                                                                   FUND                    FUND               FUND         FUND
                                                            -----------------       -----------------      ---------      ------
                                                                        PACIFIC                 PACIFIC     PACIFIC      PACIFIC
                                                               X        HORIZON        X        HORIZON     HORIZON      HORIZON
                                                           SHARES(1)    SHARES     SHARES(1)    SHARES       SHARES       SHARES
                                                           --------     ------     --------     ------       ------       ------
                                                SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases.................      None        None        None        None        None         None
Maximum Sales Load Imposed on Reinvested Dividends......      None        None        None        None        None         None
Maximum Deferred Sales Load(2)..........................      None        None        None        None        None         None
Redemption Fees(3)......................................      None        None        None        None        None         None
Exchange Fees...........................................      None        None        None        None        None         None

                                                   ANNUAL FUND OPERATING EXPENSES
                                              (as a percentage of average net assets)
Management Fees (after fee waivers)(4)..................      .19%(5)     .19%(5)     .20%        .20%        .15%(6)      .20%
Rule 12b-1 Fees.........................................      .30%(7)       0%        .30%(7)       0%          0%           0%
Special Management or Shareholder Services Fees.........      .25%        .32%        .25%        .32%        .32%         .32%
All Other Expenses......................................      .04%        .04%        .05%        .05%        .08%         .08%
                                                              ----         ---        ----         ---       -----         ----
Total Operating Expenses (after fee waivers)............      .78%        .55%        .80%        .57%        .55%         .60%
                                                              ====         ===        ====         ===       =====         ====


---------------

(1) Additional fees charged by BAIS or Service Organizations related to the holders of Sweep Accounts are not included in this table. For additional information with respect to Sweep Account fees and charges, including a description of the services available to Sweep Account holders, you should refer to the Sweep Materials.

(2) No contingent deferred sales load is charged, except that Pacific Horizon Shares of the Prime Fund acquired through an exchange of shares ("B Shares") of the Time Horizon Funds (an open-end investment company managed by Bank of America) offered with a contingent deferred sales charge ("CDSC") will be subject to a CDSC of up to a maximum of 5% upon redemption in accordance with the prospectus for the particular B Shares. See "Shareholder Services--Exchanges."

(3) The Company reserves the right to impose a charge for wiring redemption proceeds.

(4) The Funds incur an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of each Fund's average daily net asset value.


(5) Due to established breakpoints, management fees decrease as the Fund's assets increase. The effective advisory fee is .09% of the Fund's average net assets.


(6) Absent fee waivers, Management Fees and Total Operating Expenses would have been .20%, and .60%, respectively, with respect to Pacific Horizon Shares of the Government Fund.


(7) Because of the Distribution Plan Payments paid by X Shares of the Prime and Treasury Funds as shown in the above table, long-term Class X shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.

--------------------------------------------------------------------------------

                             EXAMPLE                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                    -------   --------   --------   --------
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Prime Fund
     X Shares....................................................     $8        $25        $43        $ 97
     Pacific Horizon Shares*.....................................     $6        $18        $31        $ 69
  Treasury Fund
     X Shares....................................................     $8        $26        $44        $ 99
     Pacific Horizon Shares......................................     $6        $18        $32        $ 71
  Government Fund Pacific Horizon Shares.........................     $6        $18        $31        $ 69
  Treasury Only Fund Pacific Horizon Shares......................     $6        $19        $33        $ 75

---------------
* Example does not include deduction at redemption of a CDSC for Pacific Horizon Shares of the Prime Fund acquired through exchange of B Shares of the Time Horizon Funds.
--------------------------------------------------------------------------------

The foregoing Expense Summary and Example are intended to assist investors in X Shares of the Prime and Treasury Funds and Pacific Horizon Shares of the Prime, Treasury, Government and Treasury Only Funds in understanding the various shareholder transaction and operating expenses of each class that investors bear either directly or indirectly. Investors bear operating expenses indirectly since they reduce the amount of income paid by the Funds to investors as dividends. From time to time, the investment adviser and administrator may prospectively waive a portion of their respective fees and/or assume certain expenses of the Funds. See "Management of the Funds" and "Description of Shares" for more complete descriptions of the various expenses referred to above.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN AND OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

On March 30, 1984, the Company commenced its public sale of shares (Pacific Horizon Shares) in each of the Prime Fund and Treasury Fund, which were originally called "Money Market Portfolio" and "Government Money Market Portfolio," respectively. On January 19, 1990, the Prime Fund and Treasury Fund of The Horizon Funds (the "Predecessor Prime Fund" and the "Predecessor Treasury Fund") were combined with the Money Market Portfolio and Government Money Market Portfolio of the Company; the Company changed the names of its resulting portfolios to "Prime Fund" and "Treasury Fund"; and the Company began offering Horizon Shares and Horizon Service Shares in the Prime and Treasury Funds. On July 22, 1996, the Company began offering X Shares in the Prime and Treasury Fund. On April 7, 1997, the Company began offering S Shares in the Prime and Treasury Funds. Horizon Shares, Horizon Service Shares and S Shares of the Prime and Treasury Funds are offered through another prospectus. The shares of each class in a Fund represent equal pro rata interests in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. X Shares bear the expense of a distribution and services plan (the "Distribution and Services Plan") at an annual rate not to exceed 0.55% of the average daily net asset value of the Prime and Treasury Funds' outstanding X Shares. Pacific Horizon Shares bear the expense of a special management services plan at an annual rate not to exceed 0.32% of the average daily net asset value of the Prime and Treasury Funds' outstanding Pacific Horizon Shares. See "Description of Shares" below for certain differences among the Pacific Horizon Shares, Horizon Shares, Horizon Service Shares, S Shares and X Shares, including differences related to expenses.

The tables below set forth certain information concerning the investment results of Pacific Horizon Shares of the Prime Fund and Treasury Fund for the periods indicated. The information contained in the Financial Highlights insofar as it pertains to each of the five fiscal years in the five year period ended February 28, 1997 has been audited by Price Waterhouse LLP, independent accountants for these two Funds, whose unqualified report on the financial statements containing such information is incorporated by reference into the Statement of Additional Information, which may be obtained upon request. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants which are incorporated by reference into the Statement of Additional Information.

Selected Data for an X Share Outstanding Throughout the Period Indicated:

--------------------------------------------------------------------------------


                                                                                     PRIME FUND
                                                                                    -------------
                                                                                     PERIOD FROM
                                                                                    JULY 22, 1996
                                                                                         TO
                                                                                    FEBRUARY 28,
                                                                                       1997(a)
                                                                                    -------------
X SHARES
Net asset value per share, beginning of period...................................     $    1.00
                                                                                       --------
Income from Investment Operations:
  Net investment income..........................................................        0.0282
  Net realized and unrealized gains/(losses) on investment transactions..........        0.0000
                                                                                       --------
  Total income from investment operations........................................        0.0282
Less dividends to shareholders from net investment income........................       (0.0281)
                                                                                       --------
Net change in asset value per share..............................................        0.0001
                                                                                       --------
Net asset value per share, end of period.........................................     $    1.00
                                                                                       ========
Total return.....................................................................          2.84%**
Ratios/supplemental data:
  Net assets at end of year (millions)...........................................     $     204
  Ratio of expenses to average net assets........................................          0.78%#
  Ratio of net investment income to average net assets...........................          4.73%#


---------------
(a) Period from inception date of share class to February 28, 1997.
 # Annualized. During the period, certain fees were voluntarily reduced and/or reimbursed. Fees paid by third parties, however, had no effect on the ratio.
 ** Not Annualized.

Selected Data for a Pacific Horizon Share Outstanding Throughout Each of the Periods Indicated:

--------------------------------------------------------------------------------

                                                                       PRIME FUND+
                                  --------------------------------------------------------------------------------------
                                                                        YEAR ENDED
                                  --------------------------------------------------------------------------------------
                                  FEB. 28,     FEB. 29,     FEB. 28,     FEB. 28,     FEB. 28,     FEB. 29,     FEB. 28,
                                    1997         1996         1995         1994         1993         1992         1991
                                  --------     --------     --------     --------     --------     --------     --------
Net asset value, beginning
 of year......................... $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                   -------      -------      -------      -------      -------      -------      -------
Income from Investment
 Operations:
 Net investment income...........   0.0492       0.0539       0.0424       0.0287       0.0340       0.0558       0.0762
 Net realized gain (loss) on
   securities....................   0.0000       0.0004      (0.0227)     (0.0016)      0.0000       0.0005      (0.0001)
                                   -------      -------      -------      -------      -------      -------      -------
 Total income from investment
   operations....................   0.0492       0.0543       0.0197       0.0271       0.0340       0.0563       0.0761
Less Distributions:
 Dividends from net investment
   income........................  (0.0490)     (0.0539)     (0.0422)     (0.0287)     (0.0341)     (0.0557)     (0.0762)
 Increase due to voluntary
   capital contribution from
   investment adviser............   0.0000       0.0000       0.0233       0.0000       0.0000       0.0000       0.0000
                                   -------      -------      -------      -------      -------      -------      -------
Net change in net asset value per
 share...........................   0.0002       0.0004       0.0008      (0.0016)     (0.0001)      0.0006      (0.0001)
                                   -------      -------      -------      -------      -------      -------      -------
Net asset value per share, end of
 year............................ $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                   =======      =======      =======      =======      =======      =======      =======
Total return.....................     5.01%        5.53%        4.30%**      2.91%        3.45%        5.72%        7.89%
Ratios/supplemental data:
 Net assets, end of year
   (millions).................... $  2,292     $  2,200     $  1,129     $  1,216     $    992     $  1,413     $  1,086
 Ratio of expenses to average net
   assets........................     0.55%        0.55%*       0.51%*       0.52%*       0.55%        0.56%        0.56%
 Ratio of net investment income
   to average net assets.........     4.92%        5.37%*       4.19%*       2.86%*       3.42%        5.51%        7.61%


                                   FEB. 28,     FEB. 28,     FEB. 29,
                                     1990         1989         1988
                                   --------     --------     --------
Net asset value, beginning
 of year.........................  $   1.00     $   1.00     $   1.00
                                    -------      -------      -------
Income from Investment
 Operations:
 Net investment income...........    0.0855       0.0738       0.0643
 Net realized gain (loss) on
   securities....................    0.0001      (0.0002)      0.0003
                                    -------      -------      -------
 Total income from investment
   operations....................    0.0856       0.0736       0.0646
Less Distributions:
 Dividends from net investment
   income........................   (0.0855)     (0.0738)     (0.0643)
 Increase due to voluntary
   capital contribution from
   investment adviser............    0.0000       0.0000       0.0000
                                    -------      -------      -------
Net change in net asset value per
 share...........................    0.0001      (0.0002)      0.0003
                                    -------      -------      -------
Net asset value per share, end of
 year............................  $   1.00     $   1.00     $   1.00
                                    =======      =======      =======
Total return.....................      8.90%        7.63%++      6.62%++
Ratios/supplemental data:
 Net assets, end of year
   (millions)....................  $    890     $    921     $    957
 Ratio of expenses to average net
   assets........................      0.63%        0.63%        0.58%
 Ratio of net investment income
   to average net assets.........      8.52%        7.38%        6.42%

---------------
 * Includes fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01%, 0.05% and 0.01% for the years ended February 29, 1996, February 28, 1995 and February 28, 1994, respectively. For the year ended February 28, 1997, fees paid by third parties had no effect on the ratios.
** Total return includes the effect of a voluntary capital contribution from the investment adviser. Without this capital contribution, the total return would have been lower.
 + Security Pacific National Bank served as investment adviser through April 21,
   1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
++ Unaudited.

Selected Data for an X Share Outstanding Throughout the Period Indicated:

--------------------------------------------------------------------------------


                                                                                      TREASURY FUND
                                                                                      -------------
                                                                                       PERIOD FROM
                                                                                      JULY 22, 1996
                                                                                           TO
                                                                                      FEBRUARY 28,
                                                                                         1997(a)
                                                                                      -------------
X SHARES
Net asset value per share, beginning of period......................................    $    1.00
                                                                                         --------
Income from Investment Operations:
  Net investment income.............................................................       0.0271
                                                                                         --------
  Total income from investment operations...........................................       0.0271
Less dividends to shareholders from net investment income...........................      (0.0271)
                                                                                         --------
Net change in asset value per share.................................................       0.0000
                                                                                         --------
Net asset value per share, end of period............................................    $    1.00
                                                                                         ========
Total return........................................................................         2.74%
Ratios/supplemental data:
  Net assets at end of year (millions)..............................................    $       6
  Ratio of expenses to average net assets...........................................         0.81%#
  Ratio of net investment income to average net assets..............................         4.58%#


---------------

(a)  Period from inception date of share class to February 28, 1997.
  #  Annualized. During the period, certain fees were voluntarily reduced and/or reimbursed. Fees paid by third parties, however, had no effect on the ratios.

Selected Data for a Pacific Horizon Share Outstanding Throughout Each of the Periods Indicated:

--------------------------------------------------------------------------------

                                                                        TREASURY FUND+
                                    --------------------------------------------------------------------------------------
                                                                          YEAR ENDED
                                    --------------------------------------------------------------------------------------
                                    FEB. 28,     FEB. 29,     FEB. 28,     FEB. 28,     FEB. 28,     FEB. 29,     FEB. 28,
                                      1997         1996         1995         1994         1993         1992         1991
                                    --------     --------     --------     --------     --------     --------     --------
Net asset value, beginning of
 year...........................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                     -------      -------      -------      -------      -------      -------      -------
Income from Investment
 Operations:
 Net investment income..........      0.0477       0.0527       0.0405       0.0262       0.0309       0.0512       0.0731
 Net realized gain (loss) on
   securities...................      0.0000       0.0011       0.0001      (0.0002)      0.0000       0.0002       0.0006
                                     -------      -------      -------      -------      -------      -------      -------
 Total income from investment
   operations...................      0.0477       0.0538       0.0406       0.0260       0.0309       0.0514       0.0737
Less Dividends and
 Distributions:
 Dividends from net investment
   income.......................     (0.0477)     (0.0527)     (0.0405)     (0.0262)     (0.0311)     (0.0513)     (0.0733)
                                     -------      -------      -------      -------      -------      -------      -------
Net change in net asset value
 per share......................      0.0000       0.0011       0.0001      (0.0002)     (0.0002)      0.0001       0.0004
                                     -------      -------      -------      -------      -------      -------      -------
Net asset value per share, end
 of year........................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                     =======      =======      =======      =======      =======      =======      =======
Total return....................        4.87%        5.40%        4.13%        2.65%        3.15%        5.25%        7.58%
Ratios/supplemental data:
 Net assets, end of year
   (millions)...................    $    411     $  1,091     $  1,132     $  1,577     $  1,746     $  2,300     $  1,663
 Ratio of expenses to average
   net assets...................        0.57%        0.57%*       0.55%        0.55%        0.56%        0.56%        0.55%
 Ratio of net investment income
   to average net assets........        4.76%        5.24%*       3.99%        2.62%        3.11%        5.07%        7.29%


                                  FEB. 28,     FEB. 28,      FEB. 29,
                                    1990         1989          1988
                                  --------     --------      --------
Net asset value, beginning of
 year...........................  $   1.00     $   1.00      $   1.00
                                   -------      -------       -------
Income from Investment
 Operations:
 Net investment income..........    0.0833       0.0712        0.0587
 Net realized gain (loss) on
   securities...................    0.0004      (0.0005)      (0.0003)
                                   -------      -------       -------
 Total income from investment
   operations...................    0.0837       0.0707        0.0584
Less Dividends and
 Distributions:
 Dividends from net investment
   income.......................   (0.0830)     (0.0709)      (0.0587)
                                   -------      -------       -------
Net change in net asset value
 per share......................    0.0007      (0.0002)       0.0003
                                   -------      -------       -------
Net asset value per share, end
 of year........................  $   1.00     $   1.00      $   1.00
                                   =======      =======       =======
Total return....................      8.62%        7.33%++       6.08%++
Ratios/supplemental data:
 Net assets, end of year
   (millions)...................  $  1,144     $  1,048      $    947
 Ratio of expenses to average
   net assets...................      0.55%        0.54%         0.56%
 Ratio of net investment income
   to average net assets........      8.33%        7.14%         5.90%

---------------

 + Security Pacific National Bank served as investment adviser through April 21,
   1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
++ Unaudited.
 * Includes fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01% for the year ended February 29, 1996. For the year ended February 28, 1997, fees paid by third parties had no effect on the ratios.

The Government Fund and the Treasury Only Fund commenced operations on June 4, 1990 as separate investment portfolios (the "Predecessor Government Funds" and "Predecessor Treasury Only Funds," respectively) of First Funds of America and First Cash Funds of America, which were organized as Massachusetts business trusts. On March 1, 1993 the Predecessor Government Funds and Predecessor Treasury Only Funds were reorganized as the Government Fund and Treasury Only Fund, respectively, of the Company. Prior to this reorganization, these Predecessor Funds offered and sold shares of beneficial interest that were similar to the Company's Pacific Horizon Shares and Horizon Service Shares. Horizon Shares and Horizon Service Shares of the Government and Treasury Only Funds are described in a separate Prospectus available from the Distributor by calling (800) 332-3863.

The tables below set forth certain information concerning the investment results of: (i) Pacific Horizon Shares of the Government Fund and the Treasury Only Fund for the four years ended February 28, 1997; and (ii) shares of the Predecessor Government Fund and Predecessor Treasury Only Fund of First Funds of America, which offered and sold shares of beneficial interest similar to the Company's Pacific Horizon Shares for the 11 month period ended February 28, 1993, the fiscal year ended March 31, 1992 and the fiscal period ended March 31, 1991. The information about the Government Fund and Treasury Only Fund has been audited by Price Waterhouse LLP, independent accountants for those two Funds, whose unqualified report thereon is incorporated by reference into the Statement of Additional Information, which may be obtained upon request. The information about the Predecessor Government Fund and Predecessor Treasury Only Fund has been audited by other independent accountants for these Predecessor Funds for the periods indicated, whose unqualified report dated March 1, 1993 expressed an unqualified opinion on such financial statements. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified reports of independent accountants which are incorporated by reference into the Statement of Additional Information with respect to the Government and Treasury Only Funds.

Selected Data for a Pacific Horizon Share Outstanding Throughout Each of the Periods Indicated.
--------------------------------------------------------------------------------


                               GOVERNMENT FUND-PACIFIC HORIZON SHARE                         PREDECESSOR GOVERNMENT FUND
                     ----------------------------------------------------------     ---------------------------------------------
                                                                    MARCH 1,                                           JUNE 4,
                                                                      1993                                              1990
                                                                  (COMMENCEMENT                                     (COMMENCEMENT
                                                                       OF             11 MONTH                           OF
                     YEAR ENDED     YEAR ENDED     YEAR ENDED      OPERATIONS)      PERIOD ENDED     YEAR ENDED      OPERATIONS)
                      FEB. 28,       FEB. 29,       FEB. 28,       TO FEB. 28,        FEB. 28,       MARCH 31,      TO MARCH 31,
                        1997           1996           1995            1994              1993            1992            1991
                     ----------     ----------     ----------     -------------     ------------     ----------     -------------
Net asset value
 per share,
 beginning of
 period..........     $   1.00       $   1.00       $   1.00        $    1.00         $   1.00        $   1.00        $    1.00
                      --------       --------       --------         --------         --------        --------         --------
Income from
 Investment
 Operations:
 Net investment
   income........       0.0481         0.0530         0.0421           0.0288           0.0275          0.0477           0.0575
 Net realized
   loss on
   securities....       0.0000        (0.0004)+      (0.0091)         (0.0006)              --              --               --
                      --------       --------       --------         --------         --------        --------         --------
 Total income
   from
   investment
   operations....       0.0481         0.0526         0.0330           0.0282           0.0275          0.0477           0.0575
Less dividends
 from net
 investment
 income..........      (0.0480)       (0.0524)       (0.0420)         (0.0288)         (0.0275)        (0.0477)         (0.0575)
Increase due to
 voluntary
 capital
 contribution
 from investment
 adviser.........       0.0000         0.0000         0.0085           0.0000           0.0000          0.0000           0.0000
                      --------       --------       --------         --------         --------        --------         --------
Net change in net
 asset value per
 share...........       0.0001         0.0002        (0.0005)         (0.0006)          0.0000          0.0000           0.0000
                      --------       --------       --------         --------         --------        --------         --------
Net asset value
 per share,
 end of period...     $   1.00       $   1.00       $   1.00        $    1.00         $   1.00        $   1.00        $    1.00
                      ========       ========       ========         ========         ========        ========         ========
Total return.....         4.91%          5.37%          4.28%***         2.92%            2.79%P          4.88%            5.90%P
Ratios/supplemental
 data:
 Net assets, end
   of period
   (millions)....     $    192       $    261       $    355        $     154         $    103        $    135        $     145
 Ratio of
   expenses
   to average
   net assets*...         0.55%          0.56%          0.50%            0.60%            0.76%**         0.76%            0.74%**
 Ratio of net
   investment
   income to
   average net
   assets*.......         4.82%          5.34%          4.27%            2.88%            3.03%**         4.76%            6.57%**


---------------

   * Includes fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.06%, 0.07%, 0.08% and 0.002% for the years ended
     February 28. 1997, February 29, 1996, February 28, 1995 and February 28, 1994, respectively. For the year ended February 28,
     1997, however, fees paid by third parties had no effect on the ratios. Reflects the Predecessor Government Fund's share of the expenses of the Government Money Trust, in which the assets of the Predecessor Government Fund were invested, as well as a voluntary waiver of fees by affiliates of the Portfolio and Trust. If the voluntary expense waiver had not been in place the annualized ratios of expenses to average net assets would have been 0.94%, 0.91% and 0.91% for the periods ended February
     28, 1993, March 31, 1992 and March 31, 1991, respectively.
  ** Annualized.
 *** Total return includes the effect of a voluntary capital contribution from the investment adviser. Without this capital contribution, the total return would have been lower.
   P Not annualized.
   + Net realized loss for the period is a direct result of a decrease in outstanding shares and the date of the gain realization.

Selected Data for a Pacific Horizon Share Outstanding Throughout Each of the Periods Indicated.
--------------------------------------------------------------------------------


                                        TREASURY ONLY FUND-
                                       PACIFIC HORIZON SHARE                                  PREDECESSOR TREASURY FUND
                     ----------------------------------------------------------     ---------------------------------------------
                                                                  MARCH 1, 1993                                     JUNE 4, 1990
                                                                  (COMMENCEMENT       11 MONTH                     (COMMENCEMENT
                     YEAR ENDED     YEAR ENDED     YEAR ENDED     OF OPERATION)     PERIOD ENDED     YEAR ENDED    OF OPERATIONS)
                      FEB. 28,       FEB. 29,       FEB. 28,       TO FEB. 28,        FEB. 28,       MARCH 31,      TO MARCH 31,
                        1997           1996           1995            1994              1993            1992            1991
                     ----------     ----------     ----------     -------------     ------------     ----------     -------------
Net asset value
 per share,
 beginning of
 period..........     $   1.00       $   1.00       $   1.00        $    1.00         $   1.00        $   1.00        $    1.00
                      --------       --------       --------         --------         --------        --------         --------
Income from
 Investment
 Operations:
 Net investment
   income........       0.0458         0.0495         0.0384           0.0254           0.0264          0.0466           0.0554
 Net realized
   loss on
   securities....       0.0001         0.0003        (0.0002)         (0.0002)              --              --               --
                      --------       --------       --------         --------         --------        --------         --------
 Total income
   from
   investment
   operations....       0.0459         0.0498         0.0382           0.0252           0.0264          0.0466           0.0554
Less Dividends:
 Dividends from
   net investment
   income........      (0.0458)       (0.0495)       (0.0384)         (0.0254)         (0.0264)        (0.0466)         (0.0554)
                      --------       --------       --------         --------         --------        --------         --------
Net change in net
 asset value per
 share...........       0.0001         0.0003        (0.0002)         (0.0002)          0.0000          0.0000           0.0000
                      --------       --------       --------         --------         --------        --------         --------
Net asset value
 per share,
 end of period...     $   1.00       $   1.00       $   1.00        $    1.00         $   1.00        $   1.00        $    1.00
                      ========       ========       ========         ========         ========        ========         ========
Total return.....         4.68%          5.06%          3.90%            2.57%            2.67%P          4.76%            5.68%P
Ratios/supplemental
 data:
 Net assets, end
   of period
   (millions)....     $    225       $    274       $     90        $      72         $     34        $     42        $      48
 Ratio of
   expenses
   to average
   net assets*...          .60%          0.63%          0.62%            0.56%            0.56%**         0.56%            0.54%**
 Ratio of net
   investment
   income to
   average net
   assets*.......         4.59%          4.94%          3.90%            2.54%            2.86%**         4.66%            6.34%**

---------------

   * Includes fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01% and 0.16% for the years ended February 28, 1995 and February 28, 1994, respectively. There were no fee waivers or expense reimbursements during the fiscal years ended February 29, 1996 and
     February 28, 1997. Reflects the Predecessor Treasury Only Fund's share of the expenses of the Treasury Money Trust, in which the assets of the Predecessor Treasury Only Fund were invested, as well as a voluntary waiver of fees by affiliates of the
     Portfolio and Trust. If the voluntary expense waiver had not been in place, the annualized ratios of expenses to average net assets would have been 0.99%, 0.94% and 0.98% for the periods ended February 28, 1993, March 31, 1992 and March 31, 1991, respectively.
  ** Annualized.
   P Not annualized.


INVESTMENT OBJECTIVES AND POLICIES


This section describes the investment objective and policies of each Fund. Assets of the Funds will be invested in dollar-denominated debt securities with remaining maturities of thirteen months or less as defined by the Securities and Exchange Commission, and the dollar-weighted average portfolio maturity of each Fund will not exceed 90 days. All securities acquired by the Funds will be determined by the investment adviser, under guidelines established by the Company's Board of Directors, to present minimal credit risks. Securities acquired by the Prime, Treasury, Government and Treasury Only Funds will be U.S. Government securities or other "First Tier Securities" (as defined by the Securities and Exchange Commission) of the types described below. First Tier Securities consist of instruments that are either rated at the time of purchase in the top rating category by one (if rated by only one) or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") including Standard and Poor's Ratings Group, Division of McGraw-Hill ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. ("Duff & Phelps"), Thomson BankWatch, Inc. ("Thomson's") or Fitch Investors Service, Inc. ("Fitch") or are issued by issuers with such ratings. The Appendix to the Statement of Additional Information includes a description of the applicable NRSRO ratings. Unrated instruments (including instruments with long-term but no short-term ratings) purchased by a particular Fund will be of comparable quality to the rated instruments that the Fund may purchase, as determined by the Funds' investment adviser pursuant to guidelines approved by the Board of Directors.


PRIME FUND. The Prime Fund's investment objective is to seek high current income and stability of principal. The Fund invests substantially all of its assets in a diversified portfolio of U.S. dollar-denominated money market instruments such as bank certificates of deposit and bankers' acceptances, commercial paper (including variable and floating rate instruments) and repurchase agreements, in addition to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Portfolio securities held by the Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. (Portfolio securities which are subject to repurchase agreements or have certain put or demand features exercisable by the Fund within thirteen months, as well as certain U.S. Government obligations with floating or variable interest rates, may have longer maturities.)

In pursuing its investment objective, the Prime Fund invests in a broad range of government, bank and commercial obligations that may be available in the money markets. The money market instruments in which the Fund invests will generally have neither as much risk nor as high a return as longer-term or lower-rated instruments. In accordance with current regulations of the Securities and Exchange Commission, the Fund intends to limit its investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days.

The Prime Fund may purchase bank obligations such as certificates of deposit and bankers' acceptances issued or supported by the credit of domestic banks, foreign branches of domestic banks ("Euro CDs") or domestic branches of foreign banks ("Yankee CDs" and "Yankee BAs") or foreign branches of foreign banks ("Yankee Euros"). Such banks must have total assets at the time of purchase in excess of $2.5 billion. No more than 25% of the Prime Fund's total assets at the time of purchase may be invested in Yankee CDs and BAs, Euro CDs and Yankee Euros. The Fund may also make interest-bearing savings deposits in such commercial banks in amounts not in excess of 5% of the Fund's total assets.

The Prime Fund may be subject to additional investment risks because the Fund may hold securities issued by foreign branches of domestic banks, domestic branches of foreign banks and foreign branches of foreign banks (and, as described below, commercial paper issued by foreign issuers). These risks are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the branch is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities. In addition, foreign branches of domestic banks, domestic branches of foreign banks and foreign branches of foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic branches of domestic banks (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information) and the Fund may experience difficulties in obtaining or enforcing a judgment against the issuing bank.

The Prime Fund may purchase commercial paper, short-term notes and corporate bonds that meet the Fund's maturity limitations. Commercial paper purchased by the Fund may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

The Prime Fund may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Prime Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be part of an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Prime Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

TREASURY FUND. The Treasury Fund's investment objective is to seek high current income and stability of principal. The Fund invests solely in direct obligations issued by the U.S. Treasury and repurchase agreements relating to such Treasury obligations. Portfolio securities which are subject to repurchase agreements may have remaining maturities of longer than thirteen months.

Examples of the types of U.S. Treasury obligations that may be held by the Treasury Fund include U.S. Treasury Bills and Notes. Under normal market conditions, 100% of the total assets of the Fund will be invested in direct obligations of the U.S. Treasury and repurchase agreements relating to such Treasury obligations. Securities issued by the U.S. Government have historically involved little risk of loss of principal if held to maturity and, in general, the instruments held by the Fund will have neither as much risk nor as high a return as longer term or non-U.S. Government obligations.

GOVERNMENT FUND. The investment objective of the Government Fund is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Government Fund seeks to achieve this objective by investing in short-term debt obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentalities and in repurchase agreements with respect to such obligations.

The Government Fund may purchase certain agency securities (such as guaranteed notes of the Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation) which often provide higher yields than are available from the more common types of government-backed investments. However, such specialized investments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While frequently offering attractive yields, the limited-activity markets of many of these securities means that if the Government Fund were required to liquidate any of them it might not be able to do so advantageously; accordingly, the Government Fund intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would limit its investment in such securities (as well as repurchase agreements maturing in more than seven days) to not more than 10% of the Fund's net assets.

TREASURY ONLY FUND. The investment objective of the Treasury Only Fund is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Treasury Only Fund seeks to achieve this objective by investing solely in obligations of the U.S. Treasury. U.S. Treasury securities are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury securities include Treasury bills, Treasury notes and Treasury bonds. While U.S. Treasury securities are guaranteed as to the timely payment of principal and interest, the market value of such obligations is not guaranteed and may rise and fall in response to changes in interest rates.

To increase income on portfolio securities, the Treasury Only Fund may lend its portfolio securities to broker-dealers, banks and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash or securities of the U.S. Treasury. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund exceeds 33% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the adviser to be of good standing and when, in the adviser's judgment, the income to be earned from the loan justifies the attendant risks.

COMMON INVESTMENT POLICIES

GOVERNMENT OBLIGATIONS. The Prime Fund and Government Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Small Business Administration, are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal Home Loan Bank), by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as obligations of the Federal National Mortgage Association), or only by the credit of the agency or instrumentality issuing the obligation (such as the Student Loan Marketing Association). Securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any agency or instrumentality if it is not obligated to do so by law.

Certain securities issued or guaranteed by all governmental agencies may be prepaid by the issuer without penalty. Thus, when prevailing interest rates decline, the value of these securities is not likely to rise on a comparable basis with other debt securities that are not so prepayable. The proceeds of prepayments and scheduled payments of principal of these securities will be reinvested by a Fund at then-prevailing interest rates, which may be lower than the rate of interest on the securities on which these payments were received.

"STRIPPED" SECURITIES. Each Fund may invest in "stripped" securities, which are U.S. Treasury bonds and notes the unmatured interest coupons of which have been separated from the underlying principal obligation. Stripped securities are zero coupon obligations that are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Treasury and Treasury Only Funds may only invest in stripped securities issued by the U.S. Treasury and recorded in the Federal Reserve book-entry record-keeping system. The Government Fund may invest no more than 35% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRs") and Certificates of Accrual on Treasuries ("CATS"). The Government Fund intends to rely on the opinions of counsel to the sellers of these certificates or other evidences of ownership of U.S. Treasury obligations that, for Federal tax and securities purposes, purchasers of such certificates most likely will be deemed the beneficial holders of the underlying U.S. Government obligations. Privately-issued stripped securities such as TIGRs and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.

REPURCHASE AGREEMENTS. Each Fund (other than the Treasury Only Fund) may agree to purchase securities from financial institutions, such as banks and broker-dealers, as are deemed creditworthy by the Company's investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding thirteen months, each Fund intends only to enter into repurchase agreements having maturities not exceeding 60 days. Securities subject to repurchase agreements are held either by the Company's custodian or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is greater than the repurchase price. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940.

REVERSE REPURCHASE AGREEMENTS. The Funds may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to banks, and with respect to the Prime and Treasury Funds, other financial institutions, and agree to repurchase them at an agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and the Company's investment adviser will continuously monitor the account to ensure that the value is maintained. A Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities such Fund is obligated to repurchase. Interest paid by a Fund in connection with a reverse repurchase agreement will reduce the net investment income of such Fund. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940.

VARIABLE AND FLOATING RATE INSTRUMENTS. Securities purchased by a Fund may include variable and floating rate instruments, which may have a stated maturity in excess of a Fund's maturity limitations but which will, except for certain U.S. Government obligations, permit a Fund to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice. Variable and floating rate instruments purchased by the Government Fund will be U.S. Government agency securities with stated maturities of typically up to 10 years, although stated maturities of up to 30 years are possible. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by the Funds are subject to a Fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Funds' investment adviser will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Funds invest, and their ability to repay principal and interest.

Variable and floating rate instruments purchased by a Fund may include participation certificates issued by trusts or financial institutions in variable and floating rate obligations owned by such issuers or affiliated organizations. A participation certificate gives a Fund a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice. If the credit of the obligor is of minimal credit risk, no credit support from a bank or other financial institution will be necessary. In other circumstances, the participation certificate will be backed by an irrevocable letter of credit or guarantee of a bank, or will be insured by an insurer, that the Funds' investment adviser has determined meets the quality standards for the Fund involved. If an interest is backed by an irrevocable letter of credit or guarantee of a bank or is insured as described above, a Fund will usually have the right to sell the interest back to the institution or draw on the letter of credit or insurance policy on demand after a specified notice period, for all or any part of the principal amount of the interest plus accrued interest. Although a participation interest may be sold by a Fund, under normal circumstances they will be held until maturity.

A Fund may also invest in obligations which provide for a variable or floating interest rate which is determined through a periodic "auction process." From time to time, holders of the obligations have the right to tender any such obligations to a remarketing agent which then remarkets the obligations which have been tendered and thereby determines a new interest rate for the following period.

WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock in a price or yield on a security it owns or intends to purchase or sell, regardless of changes in interest rates. Delayed settlement describes a securities transaction in a secondary market for which settlement will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Funds' forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the total assets of a particular Fund absent unusual market condi-tions. A Fund's liquidity and the ability of its investment adviser to manage its portfolio may be adversely affected in the event a Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 25% of the value of its total assets. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.

INVESTMENT LIMITATIONS. The investment objectives of the Prime and Treasury Funds (but not the Government and Treasury Only Funds) are fundamental policies that may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares (as defined in the Investment Company Act of 1940). A Fund's policies may be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of such Fund's outstanding shares, except that the investment limitations set forth below may not be changed without such a vote of shareholders. A description of certain other fundamental investment limitations is contained in the Statement of Additional Information.

PRIME FUND.  The Prime Fund may not:

1. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by instruments of domestic branches of U.S. banks or obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) the industry classification of utilities will be determined according to their service. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

PRIME FUND AND TREASURY FUND.  Neither the Prime Fund nor the Treasury Fund may:

1. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amount borrowed or 10% of its total assets at the time of such borrowing; or purchase securities at any time after such borrowings (including reverse repurchase agreements) have been entered into and before they are repaid.

2. Purchase securities without available market quotations which cannot be sold without registration or the filing of a notification under federal or state securities laws, enter into repurchase agreements providing for settlement more than seven days after notice, or purchase any other securities deemed illiquid by the Directors if, as a result, such securities and repurchase agreements would exceed 10% of the Fund's total assets.

The Prime Fund intends that, except as stated above under "Common Investment Policies -- Variable and Floating Rate Instruments," variable amount master demand notes with maturities of nine months or less, as well as any investments in securities that are not registered under the Securities Act of 1933 but that may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board) will not be subject to the 10% limitation on illiquid securities set forth in Investment Limitation No. 2 above.

GOVERNMENT FUND AND TREASURY ONLY FUND. Neither the Government Fund nor the Treasury Only Fund may:

1. Invest more than 10% of the Fund's net assets in securities that are not readily marketable (such as repurchase agreements maturing in more than seven days). If changes in the markets of certain securities cause a Fund to exceed such 10% limit, the Fund will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets.

2. Borrow money, except that as a temporary measure for extraordinary or emergency purposes each Fund may borrow from banks in an amount not to exceed 1/3 of the value of its net assets, including the amount borrowed; moreover, neither Fund may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund (taken at market value) (it is intended that each Fund would borrow money only from banks and only to accommodate requests for withdrawals while effecting an orderly liquidation of securities).

Pursuant to certain regulatory requirements, with regard to Investment Limitation No. 2, the Government and Treasury Only Funds intend not to borrow money for any purpose in excess of 10% of the Fund's total assets. This 10% limitation is not a fundamental investment limitation of the Government or Treasury Only Funds.

INVESTMENT DECISIONS. Investment decisions for each Fund are made independently from those for other portfolios of the Company and other investment companies and common trust funds managed by Bank of America and its affiliated entities. Such other investment companies and common trust funds may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another portfolio, investment company or account, available investments or opportunities for sales will be allocated in a manner which Bank of America believes to be equitable. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund. In addition, in allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may take into account the sale of shares of a Fund by broker-dealers and other financial institutions (including affiliates of Bank of America and the Distributor), provided Bank of America believes that the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other unaffiliated qualified firm.


MANAGEMENT OF THE FUNDS


BOARD OF DIRECTORS. The business of the Company is managed under the direction of its Board of Directors. Information about the Directors and officers of the Company is included in the Statement of Additional Information.


INVESTMENT ADVISER. Bank of America serves as the Funds' investment adviser. Bank of America, which has principal offices at 555 California Street, San Francisco, California 94104, is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, and corporate offices and representative offices in 37 foreign countries and territories. Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since it commenced operations in 1984. Bank of America and its affiliates have over $50 billion under management, including over $14 billion in mutual funds. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company.

As investment adviser Bank of America manages the Funds' investments and is responsible for all purchases and sales of the Funds' portfolio securities. For its investment advisory services Bank of America is entitled to receive a fee accrued daily and payable monthly at the following annual rates: .10% of the first $3 billion of each Fund's net assets, plus .09% of the next $2 billion of each Fund's net assets, plus .08% of each Fund's net assets over $5 billion. For the fiscal year ended February 28, 1997, the Prime Fund, Treasury Fund, Government Fund and the Treasury Only Fund paid Bank of America advisory fees at the effective annual rates of .09%, .10%, .05% and .10% of such Funds' respective average daily net assets, and Bank of America waived advisory fees at the effective annual rate of .05% of the Government Fund's average daily net assets.

In addition, Bank of America is also entitled to fees under the Company's Special Management Services Plan with respect to the Funds' Pacific Horizon Shares and may receive fees pursuant to the Distribution and Services Plan with respect to the Prime and Treasury Funds' X Shares. Bank of America and Service Organizations may also receive fees charged directly to their customers' accounts in connection with investments in X Shares of the Prime and Treasury Funds' and/or Pacific Horizon Shares of the Funds.


ADMINISTRATOR. The BISYS Group, Inc. (the "Administrator"), through its wholly-owned subsidiary BISYS Fund Services, L.P., serves as the Company's administrator and assists generally in supervising the Funds' operations. Their offices are located at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219, respectively. Prior to November 1, 1996, Concord Holding Corporation, an indirect, wholly-owned subsidiary of the current Administrator, served as administrator (the "Prior Administrator").


Under its basic administrative services agreement for the Funds, the Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services that are for the benefit of all series of shares in the Funds, including coordination of reports to shareholders of the Funds and the Securities and Exchange Commission; calculation of the net asset value of the Funds' shares and dividends and capital gains distributions to shareholders; payment of the costs of maintaining the Funds' offices; preparation of tax returns; provision of internal legal and accounting compliance services; maintenance (or oversight of the maintenance by others approved by the Board of Directors) of the Funds' books and records; and the provision of various services for shareholders who have made a minimum initial investment of at least $500,000, including the provision of a facility to receive purchase and redemption orders for the accounts of such shareholders.


For its administrative services the Administrator is entitled to receive an administration fee computed daily and payable monthly at the following annual rates: .10% of the first $7 billion of each Fund's average daily net assets, plus .09% of the next $3 billion of each Fund's average daily net assets, plus
 .08% of each Fund's average daily net assets over $10 billion. For the fiscal year ended February 28, 1997, the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund paid the Administrator or Prior Administrator administration fees at the effective annual rates of .10%, .10%, .10% and .10% of such Funds' respective average daily net assets.


Pursuant to the authority granted in its agreement with the Company, the Administrator has entered into an agreement with The Bank of New York under which the bank performs certain of the services listed above -- e.g. calculating the net asset value of the Funds' shares and dividends to shareholders and maintaining the Funds' books and records. The Funds bear all fees and expenses charged by The Bank of New York for these services.

DISTRIBUTOR. Concord Financial Group, Inc. (the "Distributor") is the principal underwriter and distributor of shares of the Funds. The Distributor is an indirect, wholly-owned subsidiary of the Administrator organized to distribute shares of mutual funds to institutional and retail investors. Its offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

The Distributor makes a continuous offering of the Funds' shares and bears the costs and expenses of printing and distributing to selected dealers and prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of the Funds (after such items have been prepared and set in type by the Funds) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by selected dealers in connection with the offering of the Funds' shares for sale to the public.

CUSTODIAN AND TRANSFER AGENT. The Bank of New York, located at 90 Washington Street, New York, New York 10286, serves as custodian for the Funds and Bank of America serves as the Prime and Treasury Funds' sub-custodian. BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (the "Transfer Agent"), a wholly-owned subsidiary of the Administrator, serves as the Funds' transfer agent and dividend disbursing agent. The Company has also entered into a Cash Management and Related Services Agreement with The Bank of New York pursuant to which The Bank of New York receives and disburses funds in connection with the purchase and redemption of, and the payment of dividends and other distributions with respect to the Funds' shares.

DISTRIBUTION AND SERVICES PLAN. Under the Distribution and Services Plan, the Prime and Treasury Funds pay the Distributor for distribution expenses primarily intended to result in the sale of such Fund's X Shares and for shareholder servicing expenses. Such distribution expenses include expenses incurred in connection with advertising and marketing each Fund's X Shares; payments to Service Organizations for assistance in connection with the distribution of X Shares; and expenses incurred in connection with preparing, printing and distributing prospectuses for the Funds (except those used for regulatory purposes or for distribution to existing shareholders of the Funds) and in implementing and operating the Distribution and Services Plan. Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to the beneficial owners of X Shares, such as establishing and maintaining accounts and records relating to their clients who invest in X Shares, assisting clients in processing exchange and redemption requests, developing, maintaining and supporting systems necessary to support Sweep Accounts and in changing dividend options and account descriptions and responding to client inquiries concerning their investments.

Under the Distribution and Services Plan, payments by the Prime and Treasury Funds for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.30% and 0.25%, respectively, of the average daily net assets of such Fund's X Shares. These amounts may be reduced pursuant to undertakings by the Distributor. Payments for distribution expenses under the Distribution and Services Plan are subject to Rule 12b-1 under the 1940 Act. As stated below under "Description of Shares," fees pursuant to the Distribution and Services Plan are borne by the X and S Shares of the Prime and Treasury Funds and are not paid with respect to such Funds' other series of shares. For the fiscal year ended February 28, 1997, the Prime and Treasury Funds made payments under the Distribution and Services Plan at the effective annual rate of .55% and .55%, respectively, of the X Shares of Prime and Treasury Funds respective average daily net assets.

The Company will obtain a representation from the Service Organizations (and from Bank of America and the Distributor) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

SPECIAL MANAGEMENT SERVICES PLAN. The Company has adopted a Special Management Services Plan pursuant to which Pacific Horizon Shares are sold to securities dealers, financial institutions and other industry professionals that are shareholders or dealers of record or which have a servicing relationship ("Shareholder Organizations") with beneficial owners of the Fund's Pacific Horizon Shares that enter into a Special Management Services Agreement with the Company pursuant to the Plan. Under the Special Management Services Plan, Shareholder Organizations have agreed to provide the following support services to their clients: aggregating and processing purchase and redemption requests for Pacific Horizon Shares and placing net purchase and redemption orders; providing a service that invests the assets of shareholder accounts in Pacific Horizon Shares pursuant to specific or pre-authorized instructions; processing dividend payments; providing statements periodically to shareholders showing their positions in Pacific Horizon Shares; providing subaccounting or the information necessary for subaccounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; forwarding to shareholders proxy statements and proxies containing any proposals regarding the Special Management Services Plan or related agreements; developing and monitoring investor programs offered from time to time; providing dedicated walk-in and telephone facilities to handle shareholder inquiries and serve shareholder needs; providing and maintaining specialized systems for automatic investments; maintaining the registration or qualification of Pacific Horizon Shares for sale under state securities laws; paying for the operation of arrangements that facilitate same-day purchases by shareholders; assuming the expenses of payments made to third parties for services provided in connection with the investments of their customers in Pacific Horizon Shares; and providing various other services (such as the provision of a facility to receive purchase and redemption orders) for shareholders who have made a minimum initial investment of less than $500,000.

In consideration of the services provided pursuant to the Special Management Services Plan, Shareholder Organizations are entitled to receive a fee, computed daily and payable monthly at the annual rate of up to 0.32% of the average daily net asset value of each Fund's Pacific Horizon Shares beneficially owned by clients of such Shareholder Organizations. For the fiscal year ended February 28, 1997, the Prime, Treasury, Government and Treasury Only Funds made payments under the Special Management Services Plan (and its predecessor Special Management Services Agreement) at the effective annual rate of .32%, .32%, .32% and .32%, respectively, of Pacific Horizon Shares of the Prime, Treasury, Government and Treasury Only Fund's respective average daily net assets. The fees paid under the Special Management Services Plan are for services provided by Shareholder Organizations to their clients who beneficially own Pacific Horizon Shares of the Funds and are not borne by the Funds' Horizon Shares or Horizon Service Shares, or by X Shares or S Shares of the Prime and Treasury Funds.

FEE WAIVERS. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service contractors bear all expenses in connection with the performance of their services, and the Funds bear the expenses incurred in their operations. From time to time during the course of the Funds' fiscal year, Bank of America and/or the Administrator may prospectively waive payment of fees and/or assume certain expenses of a Fund as a result of competitive pressures and in order to protect the business and reputation of Bank of America and the Administrator. This will have the effect of lowering the overall expense ratio of the Fund involved and of increasing such Fund's yield to investors at the time such fees are not received or amounts are assumed and of increasing the overall expense ratio of such Fund and of decreasing yield to investors when such fees are not waived or amounts are not reimbursed.

PURCHASES OF SHARES


HOW X SHARES ARE PURCHASED. X Shares of the Prime and Treasury Funds are offered by this Prospectus to customers of BAIS or Service Organizations that establish a Sweep Account with BAIS or a Service Organization and through Bank of America's 401(k) program. Each Sweep Account combines a Transaction Account with a periodic sweep of balances to or from the Prime and Treasury Funds. Investors may open a Sweep Account by completing and signing the Sweep Materials. The Sweep Materials contain important information about the various features and operations of the Sweep Account and should be reviewed in conjunction with this Prospectus.


X Shares may be purchased on any Business Day (as defined below) that BAIS or the particular Service Organization, as applicable, is open for business by making a deposit into your Transaction Account. On each day that both the Prime and Treasury Fund's custodian and the New York Stock Exchange (the "Exchange") are open for business (a "Business Day") and that BAIS or a Service Organization is open for business, BAIS or a Service Organization computes the net amount of all deposits, withdrawals, charges and credits made to and from a Transaction Account in accordance with their Sweep Account procedures (the "Net Sweep Amount"). If deposits and credits exceed withdrawals and charges, you authorize BAIS or a Service Organization, on your behalf, to transmit a purchase order to the Fund designated in your Sweep Account in the amount of that day's Net Sweep Amount in accordance with the Sweep Account procedures of Bank of America or a Service Organization. Your purchase order will be made effective and full and fractional X Shares will be purchased at the net asset value per share next determined after receipt by the Transfer Agent. It is the responsibility of BAIS or a Service Organization to transmit orders for the purchases of X Shares by its customers to the Transfer Agent and deliver required funds on a timely basis, in accordance with the procedures stated above. Share purchases and redemptions executed through BAIS or a Service Organization are executed only on Business Days that BAIS or a Service Organization, respectively, is open for business. Contact BAIS or your Service Organization for additional information about BAIS's or the Service Organization's Sweep Account procedures.


HOW PACIFIC HORIZON SHARES ARE PURCHASED


Pacific Horizon Shares may be purchased directly from the Distributor, by clients of Bank of America through their qualified trust and agency accounts or by clients of Service Organizations without a charge imposed by the Funds, although Bank of America and Service Organizations may charge a fee for providing administrative services in connection with investments in Pacific Horizon Shares of the Funds. The minimum initial investment is $500, except for purchases through Bank of America's trust and agency accounts or through a Service Organization whose clients have made aggregate minimum purchases of $1,000,000, in which event the minimum initial investment is $100, or as otherwise described below under "Shareholder Services." The minimum subsequent investment is $50, except for investments arising from automatic investment transactions on behalf of Bank of America's trust and agency accounts, as to which there is no minimum. Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Funds. The Funds reserve the right to reject any purchase order. Persons wishing to purchase Pacific Horizon Shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions. Other investors may purchase Pacific Horizon Shares in the manner described below.

An investor desiring to make an initial purchase of Pacific Horizon Shares by mail should complete an Account Application and mail the Application and a check payable to the appropriate Fund of Pacific Horizon to the address on the Account Application. All subsequent purchases of Pacific Horizon Shares of a Fund made by mail should be delivered to Pacific Horizon Funds, Inc., P.O. Box 182090, Columbus, Ohio 43218-2090. Initial purchases of Pacific Horizon shares into a new account may not be made by wire. However, an investor desiring to make a subsequent purchase of Pacific Horizon shares of a Fund into an already existing account by wire should contact the Transfer Agent at (800) 346-2087 for complete wiring instructions and request his bank to transmit immediately available funds by wire for purchase of Pacific Horizon shares in the investor's name. It is important that the wire include the investor's name and Fund account number. An investor should contact his bank for information on remitting funds in this manner, including any charges imposed by the bank for wiring funds. Payments which are hand delivered must be delivered directly to the Transfer Agent at 3435 Stelzer Road, Columbus, OH 43219.

A fee will be imposed by the Transfer Agent if any check used for investment in an account does not clear. All payments should be in U.S. dollars. The Company will not accept third party checks for investment in Pacific Horizon shares. Purchase orders in proper form are effected on each Business Day at the net asset value per share next determined after receipt by the Transfer Agent at its Columbus office of both an order and federal funds. Purchases will not be effected until payments made in other than federal funds are converted to federal funds, which is ordinarily within two business days of receipt. Purchase orders effected through automatic investment transactions on behalf of Bank of America's trust and agency accounts are received by Bank of America as sub-custodian for the Funds before 12:00 noon (Pacific time) and are effected as of 4:00 p.m. (Eastern time) on the same day. It is the responsibility of Bank of America or the Service Organization involved to transmit orders for the purchases of Pacific Horizon Shares by its customers to the Transfer Agent and deliver required funds on a timely basis, in accordance with the procedures stated above. Share purchases and redemptions executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business.

TELETRADE. Although the privilege may not be used to make an initial purchase, an investment in Pacific Horizon Shares of a Fund entitles an investor to purchase Fund shares (minimum of $500 and maximum of $50,000 per transaction) without charge by telephone unless he indicates on the Account Application or in a subsequent written notice to the Transfer Agent that he does not wish to use the TeleTrade privilege. Appropriate information concerning the investor's bank must be provided on the Account Application or in a subsequent signature guaranteed letter of instruction to the Transfer Agent before the TeleTrade Privilege may be used. The proceeds will be transferred between the checking, NOW or bank money market account designated in one of these documents and the investor's Fund account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the net asset value next determined after receipt of payment by the Funds' Transfer Agent. The Company may modify this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

An investor who has selected the TeleTrade Privilege may request TeleTrade purchases by telephoning the Transfer Agent at (800) 346-2087. The TeleTrade Privilege may not be available to certain clients of Bank of America or particular institutional investors.

NET ASSET VALUE. The net asset value per share of the X Shares of the Prime and Treasury Funds and Pacific Horizon Shares of each Fund is the value of all securities and other assets owned by a Fund that are allocable to a particular class, less the liabilities charged to such class, divided by the number of outstanding shares of such class. The net asset value per share of the Prime Fund, Treasury Fund and Government Fund is determined on each Business Day as of 2:30 p.m. Eastern time and the close of regular trading hours on the Exchange (or 4:00 p.m. Eastern time if the Exchange is closed). The net asset value per share of the Treasury Only Fund is determined on such Business Days as of 11:30 a.m. Eastern time. In computing net asset value, each Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information -- Valuation." The net asset value per share for purposes of pricing purchase and redemption orders for each Fund is determined independently of that for other portfolios of the Company. For price and yield information call (800) 346-2087.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening or reopening an account. See the Account Application for Pacific Horizon Shares of the Funds and the Sweep Account Application for X Shares of the Prime and Treasury Funds for further information about this requirement.

The Company will obtain a representation from Service Organizations (as well as from Bank of America and the Distributor) that they will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

REDEMPTION OF SHARES

HOW X SHARES ARE REDEEMED. If, on any Business Day that BAIS or the particular Service Organization is open for business, withdrawals from and charges to your Sweep Account, including without limitation check transactions, exceed deposits and credits, BAIS or the particular Service Organization, as applicable, will transmit a redemption order on your behalf to the Prime or Treasury Fund, as appropriate, in the dollar amount of that day's Net Sweep Amount. If your Sweep Account with BAIS or a Service Organization, as applicable, is closed as described in the Sweep Materials, BAIS or the Service Organization, as applicable, transmits a redemption request on your behalf to the appropriate Fund for the balance of X Shares of such Fund held through your Sweep Account. Redemptions are effected by the Company on a Business Day at the net asset value next determined after receipt of the redemption order by the Transfer Agent. It is the responsibility of BAIS or the particular Service Organization to transmit the redemption order and credit its customer's Transaction Account with the redemption proceeds on a timely basis. BAIS or the Service Organization may withhold redemption proceeds pending check collection or processing or for other reasons all as set forth more fully in the Sweep Materials.


HOW PACIFIC HORIZON SHARES ARE REDEEMED


Investors whose Pacific Horizon Shares are purchased through accounts at Bank of America or a Service Organization may redeem all or part of such shares in accordance with the instructions pertaining to such accounts. If such investors are also the shareholders of record of those accounts on the books of the Transfer Agent, they may redeem shares in accordance with the procedures described below under "Regular Redemption." Such investors wishing to use the other redemption methods must arrange with Bank of America or a Service Organization for delivery of the required application(s) to the Transfer Agent. Redemption orders are effected on a Business Day at the net asset value per share next determined after receipt of the order by the Transfer Agent. Pacific Horizon Shares of the Prime Fund acquired through exchange of B Shares of the Time Horizon Funds are subject to a CDSC upon redemption in accordance with the prospectus for the particular B Shares. For purposes of computing the CDSC, the length of time of ownership will be measured from the date of the original purchase of B Shares and will not include any period of ownership of the Pacific Horizon Shares of the Prime Fund. It is the responsibility of Bank of America or the Service Organization to transmit the redemption order and credit its customer's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with one of the following procedures.

REGULAR REDEMPTION. An investor in Pacific Horizon Shares may redeem Pacific Horizon Shares in any amount by sending a written request to the Prime Fund, Treasury Fund, Government Fund or Treasury Only Fund, c/o Pacific Horizon Funds, Inc., P.O. Box 182090, Columbus, Ohio 43218-2090. Redemption orders are effected upon receipt by the Transfer Agent at its Columbus office. Redemption requests delivered to the Company other than by mail must be delivered to the offices of the Transfer Agent at 3435 Stelzer Road, Columbus, OH 43219. While the Company no longer issues share certificates, Pacific Horizon Shares for which certificates previously had been issued may not be redeemed unless the certificates have been submitted to the Transfer Agent and endorsed for transfer.

Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts. A redemption request for (i) an amount in excess of $50,000 per day (ii) any amount if the proceeds are to be sent elsewhere than to the address of record, and (iii) an amount of $50,000 or less if the address of record has not been on file with the Transfer Agent for a period of 60 days, must be accompanied by a signature guarantee. The guarantor of a signature must be a bank that is a member of the FDIC, a trust company, a member firm of a national securities exchange or other eligible guarantor institution. The Transfer Agent will not accept guarantees from notaries public. Signatures on endorsed certificates submitted for redemption must also be guaranteed. Guarantees must be signed by an authorized signatory of the guarantor institution and "Signature Guaranteed" must appear with the signature.

TELETRADE. An investor may redeem Pacific Horizon Shares in the same manner and subject to the same limitations as described under "Purchases of Shares -- How Pacific Horizon Shares Are Purchased -- TeleTrade" above. Redemption proceeds will be on deposit in the investor's account at a domestic financial institution which is an Automated Clearing House member bank ordinarily two business days after receipt of the redemption request. An investor may also request that redemption proceeds be sent by check. Checks will be sent only to the registered owner(s) and only to the address of record. An investor who has selected the TeleTrade Privilege may request TeleTrade redemptions by telephoning the Transfer Agent at (800) 346-2087. Pacific Horizon Shares issued in certificate form are not eligible for this Privilege. Neither the Company nor any of its service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable, including requesting certain personal or account information to confirm the identity of the shareholder.

WIRE REDEMPTION. An investment in Pacific Horizon Shares of a Fund automatically entitles an investor to redeem shares by wire unless he indicates on the Account Application or in a subsequent signature guaranteed written notice to the Transfer Agent that he does not wish to use this method of redemption. Appropriate information concerning the investor's bank must be provided on the Account Application or in a subsequent signature guaranteed letter of instruction to the Transfer Agent before shares may be redeemed by wire. Shareholders may instruct the

Transfer Agent to redeem shares in a Fund on written, telegraphic, or telephone instructions from any person representing himself to be the investor and believed by the Transfer Agent to be genuine. The responsibility of the Transfer Agent and certain other parties for telephonic instructions believed to be genuine is discussed in the preceding paragraph. The proceeds of redemption will normally be wired in federal funds to the commercial bank specified by the investor on the Account Application or in a subsequent signature guaranteed letter of instruction to the Transfer Agent. Redemption proceeds must be in an amount of at least $1,000, and may be subject to limits as to frequency and overall amount. Wire redemptions may be terminated or modified by a Fund at any time. Pacific Horizon Shares issued in certificate form are not eligible for wire redemption. A shareholder should contact his bank for information on any charges imposed by the bank in connection with the receipt of redemption proceeds by wire. During periods of substantial economic or market change, telephone wire redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request in person to the Transfer Agent or by mail as described above under "Regular Redemption." For additional information concerning wire redemptions, see the Statement of Additional Information and the Funds' Account Application.

CHECK REDEMPTION. An investor in Pacific Horizon Shares may request on the Account Application that the Company provide Redemption Checks ("Checks") drawn on a Fund. Checks will be sent only to the registered owner(s) and only to the address of record. The Account Application must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in the amount of $500 or more. Dividends are earned until the Check clears the Transfer Agent. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund involved to redeem a sufficient number of the investor's Pacific Horizon Shares to cover the amount of the Check and any applicable CDSC with respect to the Prime Fund. There is no charge to the investor for the use of the Checks; however, the Transfer Agent will impose a charge for stopping payment of a Check upon the request of the investor, or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reasons. Because dividends accrue daily and because a CDSC may be applicable with respect to the Prime Fund, checks should not be used to close an account. Pacific Horizon Shares for which stock certificates have been issued may not be redeemed by Check.


OTHER REDEMPTION INFORMATION -- X SHARES AND PACIFIC HORIZON SHARES. Redemption orders are effected on a Business Day at the net asset value per share next determined after receipt of the order by the Transfer Agent. The Funds will make payment for all shares redeemed after receipt by the Transfer Agent of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. Where redemption is requested other than by mail, shares purchased by check or by TeleTrade will not be redeemed for a period of ten calendar days after their purchase. This procedure does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership.

The Funds impose no charge when X Shares or Pacific Horizon Shares are redeemed unless Pacific Horizon Shares of the Prime Fund have been acquired through exchange of B Shares of the Time Horizon Funds, in which case any applicable CDSC will be charged in accordance with the prospectus for the particular B Shares. Additionally, if Pacific Horizon Shares have been purchased through Bank of America or a Service Organization, Bank of America or the Service Organization may charge a fee for providing administrative services in connection with investments in shares. The Funds reserve the right to redeem Pacific Horizon Share accounts (other than non-working spousal IRA accounts) involuntarily, upon sixty days' written notice, if the account's net asset value falls below the $500 minimum balance. A CDSC will not be imposed upon such involuntary redemptions with respect to the Prime Fund.

SHAREHOLDER SERVICES

The services and privileges described under this heading are available only to holders of the Funds' Pacific Horizon Shares and are not available to persons who invest directly in Horizon or Horizon Service Shares of the Funds or in X Shares or S Shares of the Prime and Treasury Funds. Additionally, these services and privileges may not be available to certain clients of Bank of America and particular Service Organizations. Bank of America and some Service Organizations may impose conditions on their clients which are different from those described in this Prospectus. You should consult Bank of America or your Service Organization in this regard.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS"). The Company makes available IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts." For details contact the Distributor at (800) 332-3863. The minimum initial investment for SEP-IRAs with more than one participant is $2,500, with no minimum on subsequent purchases. The minimum initial investment for IRAs and SEP-IRAs with only one participant is normally $500, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250. The CDSC with respect to Pacific Horizon Shares acquired through exchange of B Shares will not be charged on redemptions in connection with minimum required distributions from an IRA due to the shareholder having reached age 70. The investor should read the IRA Disclosure Statement and the Bank Custodial Agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.

EXCHANGES. The Exchange Privilege enables an investor to exchange Pacific Horizon Shares of a Fund for: like shares in another portfolio of the Company, or like shares of any investment portfolio of Time Horizon Funds, provided that
(i) Pacific Horizon Shares of the Prime Fund acquired through an exchange of B Shares of an investment portfolio of the Time Horizon Funds may only be exchanged for B Shares of an investment portfolio of the Time Horizon Funds, and
(ii) such other shares may legally be sold in the state of the investor's residence. An investment in Pacific Horizon Shares of a Fund automatically entitles an investor to use this Privilege unless he indicates on the Account Application or in a subsequent written notice to the Transfer Agent that he does not wish to use this Privilege. The shares that are exchanged must have a current value of at least $500; furthermore, in establishing a new account through use of this Privilege, the shares being exchanged must have a value at least equal to the minimum initial investment required by the particular portfolio into which the exchange is being made. Prospectuses for portfolios of the Company (as well as prospectuses for investment portfolios of Time Horizon Funds) into which an exchange is being made may be obtained from the investor's Service Organization or the Distributor. B Shares of the Time Horizon Funds offered with a CDSC may be exchanged for Pacific Horizon Shares of the Prime Fund. Such exchange-acquired Pacific

Horizon Shares of the Prime Fund will be subject to a CDSC upon redemption in accordance with the prospectus for the particular B Shares. For purposes of computing the CDSC, the length of time of ownership will be measured from the date of the original purchase of B shares and will not include any period of ownership of the Pacific Horizon Shares of the Prime Fund. A shareholder may telephone instructions by calling the Transfer Agent at (800) 346-2087. See "Redemption of Shares -- TeleTrade" for a description of the Company's policy regarding responsibility for telephone instructions.

When Fund shares are exchanged for shares of another portfolio in the Company (or for shares of an investment portfolio of Time Horizon Funds) which are sold with a front-end sales load, the applicable front-end sales load, if any, will be deducted. An investor desiring to use the Exchange Privilege should read the Statement of Additional Information and consult his or her Service Organization or the Distributor for further information applicable to use of the Exchange Privilege. The Company reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination except where notice is not required under the regulations of the Securities and Exchange Commission.

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program permits an investor to purchase Pacific Horizon Shares (minimum $50 per transaction) at regular intervals selected by the investor. Provided the investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor's checking, bank money market or NOW account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. The minimum initial investment requirement for investors establishing an Automatic Investment account is $50. To establish an Automatic Investment account, an investor must check the appropriate box and supply the necessary information on the Account Application or subsequently file a written request with the Transfer Agent. Such applications are available from the Distributor. An investor may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent at P.O. Box 182090, Columbus, Ohio, 43218-2090 and notification will be effective three business days following receipt. The Company may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

DIRECT DEPOSIT PROGRAM. If an investor receives federal salary, social security, or certain veteran's, military or other payments from the federal government, he is eligible for the Direct Deposit Program. With this Program, an investor may purchase Pacific Horizon Shares (minimum of $50 and maximum of $50,000 per transaction) by having these payments automatically deposited into his Fund account. An investor may deposit as much of such payments as he elects. For instructions on how to enroll in the Direct Deposit Program, an investor should call the Transfer Agent at (800) 346-2087. Death or legal incapacity will terminate an investor's participation in the Program. An investor may elect at any time to terminate his participation by notifying the appropriate federal agency. Further, the Company may terminate an investor's participation upon 30 days' notice to the investor.

AUTOMATIC WITHDRAWAL PLAN. Investors having a $5,000 minimum account may request withdrawal of a dollar amount in multiples of $50 on a monthly, quarterly, semi-annual or annual basis. At the investor's option, monthly withdrawals will be made on either the first or fifteenth day of the month and quarterly, semi annual or annual withdrawals will be made on either the first or fifteenth day of the month selected. To participate in the automatic withdrawal plan, an investor must check the appropriate box and supply the necessary information on the Account Application which may be obtained from the Distributor or subsequently file a signature guaranteed written request with the Transfer Agent. Use of this Plan may be disadvantageous for Pacific Horizon Shares of the Prime Fund acquired through exchange of B Shares due to the potential need to pay a CDSC.

REINSTATEMENT PRIVILEGES. An investor may reinvest all or any portion of his redemption proceeds received from the redemption of Pacific Horizon Shares of the Prime Fund, which were acquired through exchange of B Shares of the Time Horizon Funds, within 90 days of the redemption trade date. Such reinvestment must be made in B Shares of an investment portfolio of the Time Horizon Funds. Upon such a reinvestment, the distributor will credit to an investor's account any contingent deferred sales charge imposed on any redeemed shares. For purposes of computing the CDSC upon redemption of shares reinvested through this Privilege, the length of time of ownership will be measured from the date of the original purchase of B Shares and will not include any period of ownership of the Pacific Horizon Shares of the Prime Fund. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If an investor wishes to use this Privilege, he must submit a written request to the Transfer Agent stating that he is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. The shareholders of a Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Fund involved. Generally, each Fund's net income is declared daily as a dividend. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through and including the day before the redemption order for the shares is executed. Dividends are paid within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any such capital gains as may be realized will be distributed no more than twice a year after reduction for any available capital loss carry-forward.


Dividends are paid in the form of additional full and fractional shares of the same series as the shares on which the dividends are declared at the net asset value of such shares on the payment date. However, holders of the Funds' Pacific Horizon Shares may elect to receive dividends in cash. If you elect to receive distributions in cash, and if your checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election or any revocation thereof must be made in writing to the Transfer Agent at P.O. Box 182090, Columbus, Ohio 43218-2090, and will become effective with respect to dividends paid after its receipt by the dividend disbursing agent.

FEDERAL TAXES. During its most recent taxable year, each Fund qualified separately as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund intends to so qualify in future years, as long as such qualification is in the best interest of its shareholders. As a result of this qualification, each Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code.

In connection with such tax qualification, each Fund contemplates distributing to its shareholders at least 90% of its investment company taxable income for each taxable year. An investor of any Fund who receives a dividend derived from investment company taxable income (including any excess of net short-term capital gain over net long-term capital loss) treats it as a receipt of ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of a Fund. Because all of the net investment income of the Funds is expected to be derived from earned interest, it is anticipated that all dividends paid by the Funds will be taxable as ordinary income to shareholders who are not exempt from federal income taxes and that no part of any distribution paid by the Funds will be eligible for the dividends received deduction for corporations.

Although the Funds anticipate that they will not have net long-term capital gain, any distribution of a Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to shareholders of that Fund as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

Dividends declared in October, November, or December of any calendar year payable to shareholders of record on a specified date in December will be deemed for federal tax purposes to have been paid by the Funds and received by the shareholders on December 31 of such year, if such dividends are paid during January of the following year.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders, and is based on federal tax laws and regulations which are in effect as of the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative actions. Additional tax information of relevance to particular investors is contained in the Statement of Additional Information. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL TAXES. Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

DESCRIPTION OF SHARES

The Company was organized on October 27, 1982 as a Maryland corporation. On March 30, 1984 the Company commenced its public sale of shares (Pacific Horizon Shares) in each of the Prime Fund and Treasury Fund, which were originally called "Money Market Portfolio" and "Government Money Market Portfolio," respectively. The Predecessor Prime Fund and Predecessor Treasury Fund originally commenced operations on July 10, 1987 as separate portfolios of The Horizon Funds, a Massachusetts business trust. On January 19, 1990, the Predecessor Prime Fund and Predecessor Treasury Fund of The Horizon Funds were combined with the Money Market Portfolio and Government Money Market Portfolio, respectively, of the Company; the Company changed the names of its resulting portfolios to "Prime Fund" and "Treasury Fund";

and, in addition to continuing its offering of Pacific Horizon Shares in such Funds, the Company began offering Horizon Shares and Horizon Service Shares in the Prime and Treasury Funds. The Predecessor Government Funds and Predecessor Treasury Only Funds commenced operations on June 4, 1990 as investment portfolios of First Funds of America and First Cash Funds of America. On March 1, 1993, the Predecessor Government Funds and Predecessor Treasury Only Funds were reorganized as new portfolios of the Company, offering Pacific Horizon Shares and Horizon Service Shares; the Government Fund and Treasury Only Fund began offering Horizon Shares on June 14, 1993 and September 20, 1995, respectively. On July 22, 1996, the Company began offering X Shares in the Prime and Treasury Funds and on April 7, 1997 began offering S Shares in the Prime and Treasury Funds. The Company has classified but not yet issued a Y Share Class in its Prime and Treasury Funds. S Shares are offered to customers who purchase such shares through cash management services, such as a sweep account offered by Bank of America, any of its banking affiliates and certain other Service Organizations. Horizon and Horizon Service Shares may be purchased by institutional investors for accounts maintained by individuals, but may not be purchased by individuals directly. Y Shares are offered to institutional investors who purchase such shares through sweep accounts offered by Bank of America, any of its banking or brokerage affiliates and service organizations.



The Company's charter authorizes the Board of Directors to issue up to four hundred billion full and fractional shares of capital stock, and to classify and reclassify any authorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series.


Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Funds, each of which is classified as a diversified company under the Investment Company Act of 1940: twenty billion X Shares, twenty billion S Shares, twenty billion Y Shares, twenty billion Pacific Horizon Shares, twenty billion Horizon Shares and twenty billion Horizon Service Shares representing interests in the Prime Fund; ten billion X Shares, ten billion S Shares, ten billion Y Shares, ten billion Pacific Horizon Shares, ten billion Horizon Shares and ten billion Horizon Service Shares representing interests in the Treasury Fund; ten billion Pacific Horizon Shares, ten billion Horizon Shares and ten billion Horizon Service Shares representing interests in the Government Fund; and ten billion Pacific Horizon Shares, ten billion Horizon Shares and ten billion Horizon Service Shares representing interests in the Treasury Only Fund. Horizon Shares and Horizon Service Shares of the Funds and S and Y Shares of the Prime and Treasury Funds are described in a separate Prospectus available from the Distributor at the telephone number on the cover of this Prospectus. The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company, which are likewise described in separate Prospectuses available from the Distributor. This Prospectus relates primarily to the Pacific Horizon Shares of the Funds and X Shares of the Prime and Treasury Funds and describes only the investment objectives and policies, operations, contracts and other matters relating to such Shares.

Each X Share, S Share, Y Share, Pacific Horizon Share, Horizon Share and Horizon Service Share in a Fund has a par value of $.001, and, except as noted below, is entitled to participate equally in the dividends and distributions declared by the Board of Directors with respect to such Fund and in the net distributable assets of such Fund on liquidation. Holders of X Shares of the Prime and Treasury Funds bear the fees described in this Prospectus that are paid to the Distributor and Service Organizations by such Funds under the Company's Distribution and Services Plan. Similarly, holders of such Funds' S and Y Shares bear the fees described in the Prospectus relating to such shares that are paid to the Distributor and Service Organizations by such Funds under the same plan. The fees paid under the Distribution and Services Plan are for distribution and shareholder services paid to the Distributor and Service Organizations in connection with S and X Shares of the Prime and Treasury Funds, and are not paid by such Funds' Horizon, Horizon Service or Pacific Horizon Shares. Holders of a Fund's Pacific Horizon Shares bear the fees described in this Prospectus that are paid to Shareholder Organizations by the Fund under the Company's Special Management Services Plan for Pacific Horizon Shares. Similarly, holders of Horizon Service Shares bear the fees described in the Prospectus for such shares that are paid to shareholder organizations by a Fund under the Company's Shareholder Services Plan. The fees paid under the Special Management Services Plan are for services provided by Shareholder Organizations to holders of the Funds' Pacific Horizon Shares and are not borne by the Funds' Horizon Shares or Horizon Service Shares or by X Shares or S and Y Shares of the Prime and Treasury Funds. The fees paid under the Shareholder Services Plan are for services provided by shareholder organizations to their customers in connection with Horizon Service Shares, and shareholder organizations do not receive similar fees with respect to the Funds' Horizon Shares or Pacific Horizon Shares or the X Shares, Y Shares or S Shares of the Prime and Treasury Funds. As a result of the different fees borne by the various series of shares in a Fund, at any given time, absent waivers of any class-specific fees or expenses, the net yield on a) the Prime and Treasury Funds' X Shares generally will be approximately 0.23% lower than the yield on the same Fund's Pacific Horizon Shares, 0.30% lower than the yield on the same Fund's Horizon Service Shares, 0.55% lower than the yield on the same Fund's Horizon Shares and 0.45% higher than the yield on the same Fund's S and Y Shares; and b) a Fund's Pacific Horizon Shares generally will be approximately 0.07% lower than the yield on the same Fund's Horizon Service Shares, 0.32% lower than the yield on the same Fund's Horizon Shares, and 0.23% and 0.68% higher than the yield on the same Fund's X Shares, Y Shares and S Shares, respectively, with respect to the Prime and Treasury Funds. Standardized yield quotations will be computed separately for each series of Shares.


Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by law or when class voting is permitted by the Board of Directors. It is contemplated that all shareholders of a Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and on any change in its fundamental investment limitations. Only holders of Pacific Horizon Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Funds' Special Management Services Plan. Only holders of Horizon Service Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Funds' Shareholder Service Plan. Only holders of particular S, Y and X Shares, if affected by changes to such Plan, will be entitled to vote on matters submitted to a vote of shareholders pertaining to a Fund's Distribution and Services Plan relating to the particular series. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant at its discretion. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable. Certificates for shares will not be issued.


The Company does not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders of the Company, at which time the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors and such meetings will be called when requested by the holders of record of 10% or more of the Company's outstanding shares of common stock. To the extent required by law and the Company's undertaking with the Securities and Exchange Commission, the Company will assist in shareholder communications in such matters. Shares have cumulative voting rights to the extent that may be required by applicable law.

PERFORMANCE CALCULATIONS

From time to time the "yield" or "effective yield" of a Fund may be quoted in advertisements or reports to shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement or report). This income is then "annualized" -- that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


Additionally, the yields of each Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the Funds' yields may be compared to IBC Financial Data, Inc.'s ("IBC") Money Fund Averages, which are averages compiled by IBC's Money Fund Report. Yield data as reported in national financial publications, including Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of the Funds. A complete listing of the indices, rankings and publications discussed above is contained in the Statement of Additional Information.


Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the shares of a Fund with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Bank of America or other institutional investors directly to their customers in connection with investments in shares of the Funds (which fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income) will not be included in the Funds' calculations of yield.

Shareholder inquiries should be addressed to the Distributor at the address or telephone numbers stated on the inside cover of this Prospectus.

                                       PRIME FUND
                                      TREASURY FUND
                                     GOVERNMENT FUND
                                   TREASURY ONLY FUND

                                       PROSPECTUS
                                      JUNE 16, 1997

                                    NOT FDIC INSURED

                       PACIFIC   HORIZON   MUTUAL   FUNDS

      PRM-0027

                           PACIFIC HORIZON FUNDS, INC.

          X Shares, Horizon Shares and Horizon Service Shares of the
                         Prime Fund, Treasury Fund, and
                    California Tax-Exempt Money Market Fund

                                       and
                    Horizon and Horizon Service Shares of the
          Government Fund, Treasury Only Fund and Tax-Exempt Money Fund

                              --------------------

Form N-1A Item                                  Prospectus Caption
--------------                                  ------------------

Part A
------

1.   Cover Page...............................  Cover Page

2.   Synopsis.................................  Expense Information

3.   Condensed Financial Information..........  Financial Highlights

4.   General Description of Registrant........  Description of Shares; Cover
                                                Page; Investment Objectives
                                                and Policies; Common
                                                Investment Policies;
                                                Investment Limitations

5.   Management of the Fund...................  Management of the Funds

5.A. Management's Discussion of
       Fund Performance.......................  *

6.   Capital Stock and Other
       Securities.............................  Description of Shares;
                                                Dividends and Distributions;
                                                Taxes

7.   Purchase of Securities Being
      Offered.................................  Purchase and Redemption of
                                                Shares; Management of the
                                                Funds; Shareholder Services
                                                Plan; Distribution and
                                                Services Plan; Additional
                                                Shareholder Services

8.   Redemption or Repurchase.................  Redemption of Shares;
                                                Shareholder Services Plan;
                                                Distribution and Services
                                                Plan; Additional Shareholder
                                                Services

9.   Pending Legal Proceedings................  *

----------
*  Item inapplicable or answer negative.

PROSPECTUS

JUNE 16, 1997

                           X Shares, Horizon Shares
                      and Horizon Service Shares of the
                                  PRIME FUND
                                TREASURY FUND
                   CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
               Horizon Shares and Horizon Service Shares of the
                               GOVERNMENT FUND
                              TREASURY ONLY FUND
                            TAX-EXEMPT MONEY FUND
         Investment Portfolios Offered by Pacific Horizon Funds, Inc.

-------------------------------------------------------------------------------

THIS PROSPECTUS APPLIES TO THE X SHARES, HORIZON SHARES AND HORIZON SERVICE SHARES OF THE PRIME FUND, TREASURY FUND AND CALIFORNIA TAX-EXEMPT MONEY MARKET FUND AND THE HORIZON SHARES AND HORIZON SERVICE SHARES OF THE GOVERNMENT FUND, TREASURY ONLY FUND AND TAX-EXEMPT MONEY FUND (COLLECTIVELY, THE "FUNDS"), SIX INVESTMENT PORTFOLIOS OFFERED BY PACIFIC HORIZON FUNDS, INC. (THE "COMPANY"). THE COMPANY IS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 AS AN OPEN-END MANAGEMENT INVESTMENT COMPANY. THE FUNDS ARE DESIGNED TO PROVIDE INSTITUTIONS WITH DAILY LIQUIDITY. THE PRIME, TREASURY, GOVERNMENT, TREASURY ONLY AND TAX-EXEMPT MONEY FUNDS EACH IS A DIVERSIFIED INVESTMENT PORTFOLIO AND THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND IS A NON-DIVERSIFIED INVESTMENT PORTFOLIO.
                                                           (Continued next page)
-------------------------------------------------------------------------------


THE INVESTMENT OBJECTIVES OF THE PRIME FUND AND TREASURY FUND ARE TO SEEK HIGH CURRENT INCOME AND STABILITY OF PRINCIPAL.



THE INVESTMENT OBJECTIVES OF THE GOVERNMENT FUND AND TREASURY ONLY FUND ARE TO PROVIDE LIQUIDITY AND AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL.



THE INVESTMENT OBJECTIVE OF THE TAX-EXEMPT MONEY FUND IS TO PROVIDE AS HIGH A LEVEL OF CURRENT INTEREST INCOME EXEMPT FROM FEDERAL INCOME TAXES AS IS CONSISTENT WITH RELATIVE STABILITY OF PRINCIPAL.



THE INVESTMENT OBJECTIVE OF THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND IS TO SEEK AS HIGH A LEVEL OF CURRENT INTEREST INCOME FREE OF FEDERAL INCOME TAX AND CALIFORNIA STATE PERSONAL INCOME TAX AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND RELATIVE STABILITY OF PRINCIPAL.



THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND IS, AND THE TAX-EXEMPT MONEY FUND MAY BE, CONCENTRATED IN SECURITIES ISSUED BY THE STATE OF CALIFORNIA OR ENTITIES WITHIN THE STATE OF CALIFORNIA, AND THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, INVESTMENT IN THE FUNDS MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.



THIS PROSPECTUS BRIEFLY SETS FORTH CERTAIN INFORMATION ABOUT THE FUNDS DESCRIBED HEREIN THAT INVESTORS SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUNDS, CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 16, 1997, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE TO INVESTORS UPON REQUEST AND WITHOUT CHARGE BY CALLING THE FUNDS' DISTRIBUTOR AT (800) 426-3863. THE STATEMENT OF ADDITIONAL INFORMATION, AS IT MAY FROM TIME TO TIME BE REVISED, IS INCORPORATED IN ITS ENTIRETY BY REFERENCE INTO THIS PROSPECTUS. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America National Trust and Savings Association or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Each Fund seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions, although there can be no assurance that it will be able to do so on a continuous basis. Investment in the Funds involves investment risk, including the possible loss of principal amount invested.
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No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in the Statement of Additional Information and the Funds' official sales literature, in connection with the offering of the Funds' shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. This Prospectus does not constitute an offer by the Funds or by the distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the distributor to make such offer in such jurisdiction.
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- The PRIME FUND seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of U.S. dollar-denominated "money market" instruments such as bank certificates of deposit and bankers' acceptances, commercial paper and repurchase agreements, in addition to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



- The TREASURY FUND seeks to achieve its investment objective by investing solely in direct obligations issued by the U.S. Treasury and repurchase agreements relating to such Treasury obligations.



- The GOVERNMENT FUND seeks to achieve its investment objective by investing in short-term debt obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentalities and in repurchase agreements with respect to such obligations.



- The TREASURY ONLY FUND seeks to achieve its investment objective by investing solely in obligations of the U.S. Treasury.



- The TAX-EXEMPT MONEY FUND seeks to achieve its objective by investing primarily in U.S. dollar-denominated obligations the interest on which is exempt from regular federal income tax.



- The CALIFORNIA TAX-EXEMPT MONEY MARKET FUND seeks to achieve its objective by investing primarily in U.S. dollar-denominated obligations the interest on which is exempt from regular federal income tax and taxation under the laws or constitution of California.



PORTFOLIO SECURITIES HELD BY EACH FUND HAVE REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS FROM THE DATE OF PURCHASE BY THE FUND. PORTFOLIO SECURITIES WHICH HAVE CERTAIN PUT OR DEMAND FEATURES EXERCISABLE BY A FUND WITHIN THIRTEEN MONTHS (AS WELL AS CERTAIN U.S. GOVERNMENT OBLIGATIONS WITH FLOATING OR VARIABLE INTEREST RATES) AND SECURITIES HELD AS COLLATERAL FOR REPURCHASE AGREEMENTS MAY HAVE LONGER MATURITIES.



CURRENTLY, X SHARES ARE AVAILABLE ONLY TO QUALIFIED RETAIL CUSTOMERS WHO PURCHASE SUCH SHARES THROUGH A SWEEP ACCOUNT ("SWEEP ACCOUNT") OFFERED BY BA INVESTMENT SERVICES, INC. ("BAIS") AND CERTAIN OTHER FINANCIAL SERVICE ORGANIZATIONS, SUCH AS BANKS OR BROKER-DEALERS ("SERVICE ORGANIZATIONS") AND THROUGH BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION'S 401(K) PROGRAM. A SWEEP ACCOUNT COMBINES A BROKERAGE ACCOUNT (THE "TRANSACTION ACCOUNT") WITH A DAILY SWEEP OF BALANCES TO OR FROM THE PRIME, TREASURY AND CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS' X SHARES. BAIS OR SERVICE ORGANIZATIONS, AS APPLICABLE, ARE RESPONSIBLE FOR PROVIDING PERSONS INVESTING IN X SHARES THROUGH A SWEEP ACCOUNT WITH SWEEP ACCOUNT MATERIALS (THE "SWEEP MATERIALS") DESCRIBING THE VARIOUS FEATURES AND OPERATIONS OF THE SWEEP ACCOUNT. THE SWEEP MATERIALS SHOULD BE REVIEWED IN CONJUNCTION WITH THIS PROSPECTUS.


HORIZON SHARES AND HORIZON SERVICE SHARES MAY NOT BE PURCHASED BY INDIVIDUALS DIRECTLY, BUT INSTITUTIONAL INVESTORS MAY PURCHASE HORIZON AND HORIZON SERVICE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS.


BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (THE "INVESTMENT ADVISER" OR "BANK OF AMERICA") SAN FRANCISCO, CALIFORNIA ACTS AS INVESTMENT ADVISER TO THE FUNDS. CONCORD FINANCIAL GROUP, INC. (THE "DISTRIBUTOR") SPONSORS THE FUNDS AND ACTS AS THEIR DISTRIBUTOR AND THE BISYS GROUP, INC. ACTS AS THEIR

ADMINISTRATOR, NEITHER OF WHICH IS AFFILIATED WITH THE INVESTMENT ADVISER.

                                    CONTENTS


                                    PAGE
                                    ----

SUMMARY                               2

EXPENSE INFORMATION                   7

FINANCIAL HIGHLIGHTS                  9

INVESTMENT OBJECTIVES AND
  POLICIES                           26

MANAGEMENT OF THE FUNDS              39

PURCHASE AND REDEMPTION OF SHARES    43

ADDITIONAL SHAREHOLDER SERVICES      46

DIVIDENDS AND DISTRIBUTIONS          46

TAXES                                46

DESCRIPTION OF SHARES                48
------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTOR:                            INVESTMENT ADVISER:
          Concord Financial Group, Inc.           Bank of America National Trust and Savings Association
          3435 Stelzer Road                       555 California Street
          Columbus, OH 43219                      San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------

SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in the Prospectus.

X SHARES, HORIZON SHARES AND
HORIZON SERVICE SHARES:    The Prime Fund, Treasury Fund and California
                           Tax-Exempt Money Market Fund each issue X Shares, and each of the Funds issues Horizon Shares and Horizon
                           Service Shares. X Shares, Horizon Shares and Horizon
                           Service Shares each represent interests in a particular Fund's investment portfolio. X Shares, Horizon Shares and Horizon Service Shares are identical in all respects except that: 1) X Shares of the Prime, Treasury and California Tax-Exempt Money
                           Market Funds bear fees payable to the Distributor for distribution expenses and shareholder servicing expenses at the annual rates of up to 0.30% and 0.25%, respectively, of the average daily net assets of such Fund's X Shares, and 2) Horizon Service
                           Shares bear fees payable by a Fund to institutional investors ("Shareholder Organizations") at the annual rate of up to 0.25% of the average daily net asset value of such Fund's Horizon Service Shares for support services provided by Shareholder
                           Organizations to the beneficial owners of such shares pursuant to the Shareholder Services Plan. In addition, X Shares of the Prime, Treasury and California Tax-Exempt Money Market Funds have certain exclusive voting rights on matters submitted to a vote of shareholders pertaining to the Distribution and Services Plan relating to a particular series of such Funds, and Horizon Service Shares have certain exclusive voting rights on matters relating to the Shareholder Services Plan adopted with respect to such shares. See "Description of Shares."

INVESTMENT OBJECTIVES AND
POLICIES:                  The investment objective of the Prime Fund and
                           Treasury Fund is to seek high current income and stability of principal. The Prime Fund seeks to achieve this objective by investing substantially all of its assets in a diversified portfolio of U.S.
                           dollar-denominated "money market" instruments such as bank certificates of deposit and bankers' acceptances, commercial paper and repurchase agreements, in addition to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Treasury Fund seeks to achieve this objective by investing solely in direct obligations issued by the U.S. Treasury and repurchase agreements relating to such Treasury obligations.

                           The investment objective of the Government Fund and Treasury Only Fund is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Government Fund seeks to achieve this objective by investing in short-term debt obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentalities and in repurchase agreements with respect to such obligations. The Treasury

                           Only Fund seeks to achieve this objective by investing solely in obligations of the U.S. Treasury.

                           The investment objective of the Tax-Exempt Money Fund is to provide as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal. The investment objective of the California Tax-Exempt Money Market Fund is to seek as high a level of current interest income free of federal income tax and California state personal income tax as is consistent with the preservation of capital and relative stability of principal. Each of these two Funds seeks to achieve its objectives by investing primarily in U.S. dollar-denominated obligations the interest on which is exempt from regular federal income tax, and in the case of the California Tax-Exempt Money Market Fund, is also exempt from taxation under the laws or constitution of California.

                           Portfolio securities held by a Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. (Portfolio securities which have certain put or demand features exercisable by a Fund within thirteen months, as well as certain U.S. Government obligations with floating or variable interest rates, and securities held as collateral for repurchase agreements may have longer maturities.)

                           There can be no assurance that the Funds will achieve their investment objectives. The Funds' investments are subject to certain investment risks including default by the issuers of debt obligations and parties with which a Fund may have in accordance with its investment policies entered into repurchase and reverse repurchase transactions. In addition, investments of the Prime Fund in foreign commercial paper and in securities issued by foreign branches of domestic banks, domestic branches of foreign banks or foreign branches of foreign banks are subject to investment risks that differ from debt obligations of domestic issuers. The market value of the Funds' portfolio securities will normally vary inversely with prevailing interest rates. See "Investment Objectives and Policies."

NET ASSET VALUE:           Each Fund seeks to maintain its net asset value per
                           share at $1.00, and values its portfolio securities on the basis of amortized cost. The dollar weighted average maturity of each Fund is 90 days or less. See
                           "Purchase and Redemption of Shares -- Net Asset
                           Value."

INVESTMENT ADVISER:        Bank of America National Trust and Savings
                           Association (the "Investment Adviser") is the investment adviser of each Fund. The Investment
                           Adviser is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. The Investment
                           Adviser's principal banking affiliates operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries and territories. The
                           Investment Adviser is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since the commencement of its operations in 1984. The Investment Adviser and its affiliates have over $50 billion under management, including over $14 billion in mutual funds. See "Management of the Funds."


DISTRIBUTOR AND
ADMINISTRATOR:             Concord Financial Group, Inc. (the "Distributor")
                           sponsors the Funds and acts as their distributor. The
                           Distributor is an indirect, wholly-owned subsidiary of The BISYS Group, Inc. (the "Administrator"), which acts as the Funds' administrator. See "Management of the Funds -- Administrator."


ADVISORY, ADMINISTRATION
AND DISTRIBUTION FEES:     For their respective services the Investment Adviser
                           and the Administrator each receive fees at the maximum annual rate of .10% of each Fund's net assets. Due to established breakpoints, advisory and administration fees are subject to decrease as the net assets of the respective Funds increase. No fee is payable by the Funds to the Distributor for its distribution services. See "Management of the Funds."



INVESTING IN THE FUNDS:    X Shares of the Prime, Treasury and California
                           Tax-Exempt Money Market Funds are available to customers who purchase such shares through brokerage services, such as a Sweep Account offered by BAIS and certain Service Organizations and through Bank of America's 401(k) program. A Sweep Account combines a
                           Transaction Account with a daily sweep of balances to or from the Prime, Treasury and California Tax-Exempt
                           Money Market Funds' X Shares. X Shares may be purchased on any Business Day (as defined below) that BAIS and the particular Service Organization are open for business by making a deposit into your Transaction Account. All transaction orders are processed by the Company at the net asset value next determined after the order is received. See "Purchase and Redemption of Shares -- How X Shares Are
                           Purchased."


                           Horizon and Horizon Service Shares of each Fund may be purchased by institutional investors for accounts maintained by individuals by telephone or terminal access order at the next determined net asset value without a sales charge. Purchase orders for Horizon and Horizon Service Shares of the Prime Fund, Treasury Fund and Government Fund that are received by the transfer agent before 2:30 p.m. Eastern time on a day on which both the Funds' custodian and the New York Stock Exchange are open for business (a "Business Day") will be executed as of 2:30 p.m. Eastern time on such Business Day if payment is received by 4:00 p.m. Eastern time on that day. Purchase orders for the Treasury Only Fund that are received by the transfer agent before 11:30 a.m. Eastern time on a Business Day are executed at such time on the same day if payment is received by 4:00 p.m. Eastern time on such Business Day. Purchase orders for the California Tax-Exempt Money Market Fund that are received by the transfer agent before 10:30 a.m. Eastern time on a Business Day are executed at such time on the same day if payment is received by 4:00 p.m. Eastern time on such Business Day. Purchase orders for the Tax-Exempt Money Fund that are received by the transfer agent before 12:00 noon Eastern time on a Business Day are executed at such time on the same day if payment is received by 4:00 p.m. Eastern time on such Business Day. Payment for Fund shares may be made only in Federal funds or other immediately available funds.

                           Each Fund requires a minimum initial investment of $500,000 for Horizon Shares and Horizon Service Shares; there is no subsequent minimum investment. See "Purchase and Redemption of Shares -- How Horizon and Horizon Service Shares are Purchased."

REDEMPTION OF INVESTMENT:  With respect to X Shares of the Prime, Treasury and
                           California Tax-Exempt Money Market Funds, if withdrawals and charges to your Sweep Account exceed deposits and credits, BAIS or the particular Service Organization, as applicable, will transmit a redemption order on your behalf to the appropriate Fund in the dollar amount of that day's Net Sweep Amount. Redemptions are effected by the Company on a Business Day at the net asset value per share next determined after receipt of the redemption order by the Transfer Agent. See "Purchase and Redemption of Shares -- How X Shares Are Redeemed."

                           With respect to Horizon and Horizon Service Shares of the Funds, investors may redeem all or any part of the value of their accounts by instructing the proper Fund to redeem shares. Redemptions may be requested by telephone or by terminal access and are effected at the net asset value per share next determined after receipt of the request by the transfer agent. Redemption proceeds will be wired to the investor's designated bank account, and will be wired on the same Business Day as the redemption is requested if the request is received by the transfer agent before 2:30 p.m. Eastern time with respect to the Prime Fund, Treasury Fund and Government Fund, before 11:30 a.m. Eastern time with respect to the Treasury Only Fund, before 10:30 a.m. Eastern time with respect to the California Tax-Exempt Money Market Fund and before 12:00 noon Eastern time with respect to the Tax-Exempt Money Fund on a Business Day. While the Company no longer issues share certificates, Horizon and Horizon Service Shares for which certificates previously had been issued may not be redeemed unless the certificates have been submitted to the transfer agent and endorsed for transfer.

                           A Fund may redeem Horizon and Horizon Service Shares in any account at net asset value, without the investor's request, if the value of the account is less than $500 as a result of redemptions. See "Purchase and Redemption of Shares -- How Horizon and Horizon Service Shares Are Redeemed."

CUSTODIAN AND TRANSFER
AGENT: The Bank of New York acts as custodian for the Funds, and Bank of America National Trust and Savings Association acts as sub-custodian for the Prime and Treasury Funds. BISYS Fund Services, Inc. serves as the Funds' transfer and dividend disbursing agent.

EXPENSE INFORMATION

The following table sets forth certain information regarding the shareholder transaction expenses imposed by X Shares of the Prime, Treasury and California Tax-Exempt Money Market Funds and Horizon Shares and Horizon Service Shares of the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund and the annual operating expenses incurred by the X Shares, Horizon Shares and Horizon Service Shares of the Funds during the last fiscal year. Actual expenses may vary. Hypothetical examples based on the table are also shown.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                  PRIME                           TREASURY                   GOVERNMENT
                                     -------------------------------   -------------------------------   ------------------
                                                            HORIZON                           HORIZON              HORIZON
                                          X       HORIZON   SERVICE         X       HORIZON   SERVICE    HORIZON   SERVICE
                                      SHARES(1)   SHARES   SHARES(2)    SHARES(1)   SHARES   SHARES(2)   SHARES   SHARES(2)
                                     -----------  -------  ---------   -----------  -------  ---------   -------  ---------
Maximum Sales Load Imposed on
 Purchases..........................     None       None      None         None       None      None       None      None
Maximum Sales Load Imposed on
 Reinvested Dividends...............     None       None      None         None       None      None       None      None
Maximum Deferred Sales Load.........     None       None      None         None       None      None       None      None
Redemption Fees(3)..................     None       None      None         None       None      None       None      None
Exchange Fees.......................     None       None      None         None       None      None       None      None

                                                                                   CALIFORNIA TAX-EXEMPT
                                       TREASURY ONLY      TAX-EXEMPT MONEY             MONEY MARKET
                                      ----------------   ------------------   -------------------------------
                                               HORIZON             HORIZON                           HORIZON
                                      HORIZON  SERVICE   HORIZON   SERVICE         X       HORIZON   SERVICE
                                      SHARES   SHARES    SHARES   SHARES(2)    SHARES(1)   SHARES   SHARES(2)
                                      -------  -------   -------  ---------   -----------  -------  ---------
Maximum Sales Load Imposed on
 Purchases..........................    None     None      None      None         None       None      None
Maximum Sales Load Imposed on
 Reinvested Dividends...............    None     None      None      None         None       None      None
Maximum Deferred Sales Load.........    None     None      None      None         None       None      None
Redemption Fees(3)..................    None     None      None      None         None       None      None
Exchange Fees.......................    None     None      None      None         None       None      None

                           ANNUAL OPERATING EXPENSES
                    (as a percentage of average net assets)

                                                  PRIME                           TREASURY                   GOVERNMENT
                                     -------------------------------   -------------------------------   ------------------
                                                            HORIZON                           HORIZON              HORIZON
                                          X       HORIZON   SERVICE         X       HORIZON   SERVICE    HORIZON   SERVICE
                                      SHARES(1)   SHARES   SHARES(2)    SHARES(1)   SHARES   SHARES(2)   SHARES   SHARES(2)
                                     -----------  -------  ---------   -----------  -------  ---------   -------  ---------
Management Fees(4) (After Fee
 Waivers)...........................     .19%(5)    .19%(5)    .19%(5)     .20%       .20%      .20%       .15%(6)    .15%(6)
Rule 12b-1 Fees(7)..................     .30%         0%        0%         .30%         0%        0%         0%        0%
Shareholder Services Fees...........     .25%         0%      .25%         .25%         0%      .25%         0%      .25%
All Other Expenses..................     .04%       .04%      .04%         .05%       .05%      .05%       .07%      .08%
                                          ---        ---       ---          ---        ---       ---        ---       ---
Total Operating Expenses............     .78%       .23%      .48%         .80%       .25%      .50%       .22%      .48%
                                          ===        ===       ===          ===        ===       ===        ===       ===

                                                                                   CALIFORNIA TAX-EXEMPT
                                       TREASURY ONLY      TAX-EXEMPT MONEY             MONEY MARKET
                                      ----------------   ------------------   -------------------------------
                                               HORIZON             HORIZON                           HORIZON
                                      HORIZON  SERVICE   HORIZON   SERVICE         X       HORIZON   SERVICE
                                      SHARES   SHARES    SHARES   SHARES(2)    SHARES(1)   SHARES   SHARES(2)
                                      -------  -------   -------  ---------   -----------  -------  ---------
Management Fees(4) (After Fee
 Waivers)...........................    .20%     .20%      .20%      .20%         .20%       .20%      .20%
Rule 12b-1 Fees(7)..................      0%       0%        0%        0%         .30%         0%        0%
Shareholder Services Fees...........      0%     .25%        0%      .25%         .25%         0%      .25%
All Other Expenses..................    .07%     .08%      .08%      .08%         .05%       .05%      .05%
                                         ---      ---       ---       ---          ---        ---       ---
Total Operating Expenses............    .27%     .53%      .28%      .53%         .80%       .25%      .50%
                                         ===      ===       ===       ===          ===        ===       ===

---------------
(1) Additional fees charged by Bank of America or Service Organizations related to holders of Sweep Accounts are not included in this table. For additional information with respect to Sweep Account fees and charges, including a description of the services available to Sweep Account holders, you should refer to the Sweep Materials.

(2) The Company understands that institutions that enter into agreements ("Shareholder Service Agreements") with the Company ("Shareholder Organizations") under the Company's Shareholder Services Plan (the "Plan") may charge fees to their Customers who are the beneficial owners of Horizon Services Shares in connection with their accounts. Each Fund's Horizon Service Shares bear fees paid to Shareholder Organizations under the Plan at the annual rate of up to .25% of the average daily net asset value of each Fund's Horizon Service Shares.

(3) The Company reserves the right to impose a charge for wiring redemption proceeds.

(4) The Funds incur an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of each Fund's average daily net asset value.


(5) Due to established breakpoints, management fees decrease as the Fund's assets increase. The effective advisory fee is .09% of the Fund's average net assets.


(6) Absent fee waivers, Management Fees and Total Operating Expenses would have been .20% and .27%, respectively, with respect to Horizon Shares of the Government Fund and .20% and .53%, respectively, with respect to Horizon Service Shares of the Government Fund.


(7) Because of the Distribution Plan Payment paid by X Shares of the Prime, Treasury and California Tax-Exempt Money Market Funds as shown in the above table, long-term Class X shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.

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                             EXAMPLE                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------  ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Prime Fund
     X Shares.....................................................    $8       $25       $43       $ 97
     Horizon Shares...............................................    $2       $ 7       $13       $ 29
     Horizon Service Shares.......................................    $5       $15       $27       $ 60
  Treasury Fund X Shares..........................................    $8       $26       $44       $ 99
     Horizon Shares...............................................    $3       $ 8       $19       $ 32
     Horizon Service Shares.......................................    $5       $16       $28       $ 63
  Government Fund
     Horizon Shares...............................................    $2       $ 7       $12       $ 28
     Horizon Service Shares.......................................    $5       $15       $27       $ 60
  Treasury Only Fund
     Horizon Shares...............................................    $3       $ 9       $15       $ 34
     Horizon Service Shares.......................................    $5       $17       $30       $ 66
  Tax-Exempt Money Fund
     Horizon Shares...............................................    $3       $ 9       $16       $ 36
     Horizon Service Shares.......................................    $5       $17       $30       $ 66
  California Tax-Exempt Money Market Fund
     X Shares.....................................................    $8       $26       $44       $ 99
     Horizon Shares...............................................    $3       $ 8       $14       $ 32
     Horizon Service Shares.......................................    $5       $16       $28       $ 63

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The foregoing Expense Summary and Example are intended to assist investors in X Shares of the Prime, Treasury and California Tax-Exempt Money Market Funds and Horizon Shares and Horizon Service Shares of the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and California Tax-Exempt Money Market Funds in understanding the various shareholder transaction and operating expenses of each class that investors bear either directly or indirectly. Investors bear operating expenses indirectly since they reduce the amount of income paid by the Funds to investors as dividends. From time to time, the investment adviser and administrator may prospectively waive a portion of their respective fees and/or assume certain expenses of the Funds. See "Management of the Funds" and "Description of Shares" for more complete descriptions of the various expenses referred to above.

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN AND OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

On March 30, 1984, the Company commenced its public sale of shares (Pacific Horizon Shares) in each of the Prime Fund and Treasury Fund, which were originally called "Money Market Portfolio" and "Government Money Market Portfolio," respectively. On January 19, 1990, the Prime Fund and Treasury Fund of The Horizon Funds (the "Predecessor Prime Fund" and the "Predecessor Treasury Fund") were combined with the Money Market Portfolio and Government Money Market Portfolio of the Company; the Company changed the names of its resulting portfolios to "Prime Fund" and "Treasury Fund;" and the Company began offering Horizon Shares and Horizon Service Shares in the Prime and Treasury Funds. On July 22, 1996 the Company began offering X Shares in the Prime and Treasury Funds. The Company began offering S Shares in the Prime and Treasury Funds on April 7, 1997. The Company has also classified a Y Share class of the Prime and Treasury Funds. Pacific Horizon Shares, S Shares and Y Shares of the Prime and Treasury Funds are offered through other prospectuses. The shares of each class in a Fund represent equal pro rata interests in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. X Shares bear the expense of a distribution and services plan (the "Distribution and Services Plan") at an annual rate not to exceed 0.55% of the average daily net asset value of the Prime and Treasury Funds' outstanding X Shares. Horizon Service Shares bear the expense of a Shareholder Services Plan (the "Plan") at an annual rate not to exceed 0.25% of the average daily net asset value of the Prime and Treasury Funds' outstanding Horizon Service Shares. See "Description of Shares" below for certain differences among the Pacific Horizon Shares, Horizon Shares, Horizon Service Shares, S Shares, Y Shares and X Shares, including differences related to expenses.

The California Tax-Exempt Money Market Fund commenced operations on December 6, 1989 as a portfolio of the Company with a single series of shares, Pacific Horizon Shares. On March 1, 1993, the California Tax-Exempt Money Market Fund began offering a second series of shares known as the Horizon Service Shares. On October 2, 1996, the California Tax-Exempt Money Market Fund began offering an X Share class. The Company has also classified a Horizon Share Class and S Share Class of the California Tax-Exempt Money Market Fund.

The tables below set forth certain information concerning (i) the investment results for the Horizon Shares and the Horizon Service Shares of the Predecessor Prime Fund and Predecessor Treasury Fund for the periods ended on or before January 19, 1990, (ii) the investment results for the Horizon Shares and Horizon Service Shares of the Prime Fund and Treasury Fund for the period January 20, 1990 through February 28, 1990 and for the fiscal years ended February 28, 1991, February 29, 1992, February 28, 1993, February 28, 1994, February 28, 1995, February 29, 1996 and February 28, 1997, and (iii) the investment results for the X Shares of the Prime Fund and Treasury Fund for the period July 22, 1996 through February 28, 1997. The tables below also show certain information concerning the investment results for (i) Horizon Service Shares of the California Tax-Exempt Money Market Fund for the fiscal years ended February 28, 1994, February 28, 1995, February 29, 1996 and February 28, 1997; and (ii) X Shares of the California Tax-Exempt Money Market Fund for the period October 2, 1996 though February 28, 1997. The information contained in the Financial Highlights insofar as it pertains to each of the five fiscal years in the five year period ended February 28, 1997 has been audited by Price Waterhouse LLP, independent accountants for the Predecessor Prime Fund, Predecessor Treasury Fund, the Prime Fund, Treasury Fund and the California Tax-Exempt Money Market Fund, whose unqualified report on the financial statements containing such information is incorporated by reference into the Statement of Additional Information, which may be obtained upon request. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants which are incorporated by reference into the Statement of Additional Information.

Selected Data for an X Share Outstanding Throughout the Period Indicated.
--------------------------------------------------------------------------------

                                                                                  PRIME FUND
                                                                                 -------------
                                                                                  PERIOD FROM
                                                                                 JULY 22, 1996
                                                                                      TO
                                                                                 FEBRUARY 28,
                                                                                    1997(a)
                                                                                 -------------
X SHARES:
Net asset value per share, beginning of period................................     $    1.00
                                                                                    --------
Income from Investment Operations:
  Net investment income.......................................................        0.0282
  Net realized and unrealized gains/(losses) on investment transactions.......        0.0000
                                                                                    --------
Total income from investment operations.......................................        0.0282
Less dividends to shareholders from net investment income.....................       (0.0281)
                                                                                    --------
Net change in asset value per share...........................................        0.0001
                                                                                    --------
Net asset value per share, end of period......................................     $    1.00
                                                                                    ========
Total return..................................................................          2.84%(b)
Ratios/Supplemental Data:
  Net assets at end of year (millions)........................................           204
  Ratio of expenses to average net assets.....................................          0.78%(c)
  Ratio of net investment income to average net assets........................          4.73%(c)

---------------
(a) Period from inception date of share class to February 28, 1997.
(b) Not annualized.
(c) Annualized. During the period, certain fees were voluntarily reduced and/or reimbursed. Fees paid by third parties, however, had no effect on the ratios.

Selected Data for a Horizon Share Outstanding Throughout Each of the Periods
Indicated:
-------------------------------------------------------------------------------

                                                                              PRIME FUND++
                                     ----------------------------------------------------------------------------------------------
                                                                                                                           JAN. 20,
                                                                         YEAR ENDED                                          1990
                                     -----------------------------------------------------------------------------------   THROUGH
                                     FEB. 28,     FEB. 29,     FEB. 28,      FEB. 28,     FEB. 28,   FEB. 29,   FEB. 28,   FEB. 28,
                                       1997         1996         1995          1994         1993       1992       1991       1990
                                     --------     --------     --------      --------     --------   --------   --------   --------
HORIZON SHARES:
Net asset value per share, beginning
 of period.......................... $   1.00     $   1.00     $   1.00      $   1.00     $   1.00   $   1.00   $   1.00   $   1.00
                                     --------     --------     --------      --------     --------   --------   --------   --------
Income From Investment Operations:
 Net investment income..............   0.0524       0.0571       0.0461        0.0319       0.0372     0.0590     0.0794     0.0085
 Net realized gain (loss)
   on securities....................   0.0000       0.0004      (0.0232)      (0.0016)      0.0000     0.0005    (0.0001)    0.0000
                                     --------     --------     --------      --------     --------   --------   --------   --------
 Total income from investment
   operations.......................   0.0524       0.0575       0.0229        0.0303       0.0372     0.0595     0.0793     0.0085
Less Dividends:
 Dividends from net investment
   income...........................  (0.0522)     (0.0571)     (0.0454)      (0.0319)     (0.0372)   (0.0589)   (0.0794)   (0.0085)
Increase due to voluntary capital
 contribution from investment
 adviser............................   0.0000       0.0000       0.0233        0.0000       0.0000     0.0000     0.0000     0.0000
                                     --------     --------     --------      --------     --------   --------   --------   --------
Net change in net asset value per
 share..............................   0.0002       0.0004       0.0008       (0.0016)      0.0000     0.0006    (0.0001)    0.0000
                                     --------     --------     --------      --------     --------   --------   --------   --------
Net asset value per share, end of
 period............................. $   1.00     $   1.00     $   1.00      $   1.00     $   1.00   $   1.00   $   1.00   $   1.00
                                     ==========   ==========   ==========    ==========   ========== ========== ========== ========
Total return........................     5.34%        5.86%        4.63%***      3.24%        3.78%      6.06%      8.23%     0.90%P
Ratios/Supplemental Data:
 Net assets, end of period
   (millions)....................... $  1,710     $  1,651     $    622      $  3,840     $ 10,301   $  2,855   $    487   $    405
 Ratio of expenses to average
   net assets.......................     0.23%**      0.23%**      0.16%**       0.20%**      0.23%      0.24%      0.24%     0.28%+
 Ratio of net investment income to
   average net assets...............     5.24%**      5.69%**      4.11%**       3.19%**      3.59%      5.59%      7.91%     8.09%+

                                                  PRIME FUND++
                                     ------------------------------------
                                       MAY 1,
                                        1989         YEAR        PERIOD
                                      THROUGH        ENDED        ENDED
                                      JAN. 19,     APRIL 30,    APRIL 30,
                                       1990++       1989++       1988++*
                                      --------     ---------    ---------
HORIZON SHARES:
Net asset value per share, beginning
 of period..........................  $   1.00     $    1.00    $    1.00
                                      --------     ---------    ---------
Income From Investment Operations:
 Net investment income..............    0.0655        0.0829       0.0557
 Net realized gain (loss)
   on securities....................    0.0000        0.0000       0.0000
                                      --------     ---------    ---------
 Total income from investment
   operations.......................    0.0655        0.0829       0.0557
Less Dividends:
 Dividends from net investment
   income...........................   (0.0655)      (0.0829)     (0.0557)
Increase due to voluntary capital
 contribution from investment
 adviser............................    0.0000        0.0000       0.0000
                                      --------     ---------    ---------
Net change in net asset value per
 share..............................    0.0000        0.0000       0.0000
                                      --------     ---------    ---------
Net asset value per share, end of
 period.............................  $   1.00     $    1.00    $    1.00
                                      ==========   ==========   ==========
Total return........................      6.69%P        8.61%        5.72%P
Ratios/Supplemental Data:
 Net assets, end of period
   (millions).......................  $    447     $     303    $     208
 Ratio of expenses to average
   net assets.......................      0.20%+**      0.20% **      0.20%+**
 Ratio of net investment income to
   average net assets...............      9.04%+**      8.47%**      6.90%+**


---------------

   * For the period July 10, 1987 (commencement of operations) through April 30, 1988.


  ** Includes fee waivers and/or expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01%, 0.07%, 0.01%, 0.03% (annualized), 0.12% and 0.07% (annualized) for the years or periods ended February 29, 1996, February 28, 1995, February 28, 1994, January 19, 1990, April 30, 1989 and April 30, 1988, respectively. For the year ended February 28, 1997, fees paid by third parties had no effect on the ratios.

 *** Total return includes the effect of a voluntary capital contribution from the investment adviser. Without this capital contribution, the total return would have been lower.

   +  Annualized.

  ++ This information represents the results of operations of the Predecessor Prime Fund, the former Horizon Prime Fund, the assets and liabilities of which were transferred to the Pacific Horizon Prime Fund on January 19, 1990.

  ++ Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

   P  Not annualized.

Selected Data for a Horizon Service Share Outstanding Throughout Each of the Periods Indicated:
--------------------------------------------------------------------------------

                                                                              PRIME FUND++
                                     ----------------------------------------------------------------------------------------------
                                                                                                                           JAN. 20,
                                                                         YEAR ENDED                                          1990
                                     -----------------------------------------------------------------------------------   THROUGH
                                     FEB. 28,     FEB. 29,     FEB. 28,      FEB. 28,     FEB. 28,   FEB. 29,   FEB. 28,   FEB. 28,
                                       1997         1996         1995          1994         1993       1992       1991       1990
                                     --------     --------     --------      --------     --------   --------   --------   --------
HORIZON SERVICE SHARES:
Net asset value per share, beginning
 of period.......................... $   1.00     $   1.00     $   1.00      $   1.00     $   1.00   $   1.00   $   1.00   $   1.00
                                      -------      -------      -------       -------      -------    -------    -------    -------
Income From Investment Operations:
 Net investment income..............   0.0499       0.0546       0.0431        0.0294       0.0345     0.0565     0.0769     0.0082
 Net realized gain (loss) on
   securities.......................   0.0000       0.0004      (0.0227)      (0.0016)      0.0000     0.0005    (0.0001)    0.0000
                                      -------      -------      -------       -------      -------    -------    -------    -------
 Total income from investment
   operations.......................   0.0499       0.0550       0.0204        0.0278       0.0345     0.0570     0.0768     0.0082
Less Dividends:
 Dividends from net investment
   income...........................  (0.0497)     (0.0546)     (0.0429)      (0.0294)     (0.0347)   (0.0564)   (0.0769)   (0.0082)
Increase due to voluntary capital
 contribution from investment
 adviser............................   0.0000       0.0000       0.0233        0.0000       0.0000     0.0000     0.0000     0.0000
                                      -------      -------      -------       -------      -------    -------    -------    -------
Net change in net asset value per
 share..............................   0.0002       0.0004       0.0008       (0.0016)     (0.0002)    0.0006    (0.0001)    0.0000
                                      -------      -------      -------       -------      -------    -------    -------    -------
Net asset value per share, end of
 period............................. $   1.00     $   1.00     $   1.00      $   1.00     $   1.00   $   1.00   $   1.00   $   1.00
                                      =======      =======      =======       =======      =======    =======    =======    =======
Total return........................    5.08%        5.60%     4.37%***         2.98%        3.53%      5.79%      7.96%     0.87%P
Ratios/Supplemental Data:
 Net assets, end of period
   (millions)....................... $  2,945     $  1,561     $    864      $    839     $    793   $    859   $    560   $    330
 Ratio of expenses to average net
   assets...........................  0.48%**      0.48%**      0.44%**       0.45%**        0.48%      0.49%      0.49%     0.53%+
 Ratio of net investment income to
   average net assets...............  5.00%**      5.44%**      4.31%**       2.94%**        3.49%      5.58%      7.64%     7.84%+

                                                   PRIME FUND++
                                      -----------------------------------
                                       MAY 1,
                                        1989         YEAR        PERIOD
                                      THROUGH        ENDED        ENDED
                                      JAN. 19,     APRIL 30,    APRIL 30,
                                       1990++       1989++       1988++*
                                      --------     ---------    ---------
HORIZON SERVICE SHARES:
Net asset value per share, beginning
 of period..........................  $   1.00     $    1.00    $    1.00
                                       -------       -------      -------
Income From Investment Operations:
 Net investment income..............    0.0636        0.0804       0.0128
 Net realized gain (loss) on
   securities.......................    0.0000        0.0000       0.0000
                                       -------       -------      -------
 Total income from investment
   operations.......................    0.0636        0.0804       0.0128
Less Dividends:
 Dividends from net investment
   income...........................   (0.0636)      (0.0804)     (0.0128)
Increase due to voluntary capital
 contribution from investment
 adviser............................    0.0000        0.0000       0.0000
                                       -------       -------      -------
Net change in net asset value per
 share..............................    0.0000        0.0000       0.0000
                                       -------       -------      -------
Net asset value per share, end of
 period.............................  $   1.00     $    1.00    $    1.00
                                       =======       =======      =======
Total return........................    6.50%P         8.35%       1.28%P
Ratios/Supplemental Data:
 Net assets, end of period
   (millions).......................  $    321     $     164    $       3
 Ratio of expenses to average net
   assets...........................  0.45%+**       0.45%**     0.45%+**
 Ratio of net investment income to
   average net assets...............  8.74%+**       8.63%**     6.49%+**


---------------

   * For the period February 18, 1988 (initial offering date of Horizon Service Shares) through April 30, 1988.

  ** Includes fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01%, 0.04%, 0.01%, 0.08% (annualized), 0.12% and 0.08% (annualized) for the years or periods ended February 29, 1996, February 28, 1995, February 28, 1994, January 19, 1990, April 30, 1989 and April 30, 1988, respectively. For the year ended February 28, 1997, fees paid by third parties had no effect on the ratios.

 *** Total return includes the effect of a voluntary capital contribution from the investment adviser. Without this capital contribution, the total return would have been lower.

   +  Annualized.

  ++ This information represents the results of operations of the Predecessor Prime Fund, the former Horizon Prime Fund, the assets and liabilities of which were transferred to the Pacific Horizon Prime Fund on January 19, 1990.

  ++ Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

   P  Not annualized.

Selected Data for an X Share Outstanding Throughout the Period Indicated:
--------------------------------------------------------------------------------

                                                                                      TREASURY FUND
                                                                                      ------------
                                                                                       PERIOD FROM
                                                                                      JULY 22, 1996
                                                                                           TO
                                                                                      FEBRUARY 28,
                                                                                         1997(a)
                                                                                      -------------
X SHARES
Net asset value per share, beginning of period....................................      $    1.00
Income from Investment Operations:
  Net investment income...........................................................         0.0271
                                                                                        ---------
Total income from investment operations...........................................         0.0271
Less dividends to shareholders from net investment income.........................        (0.0271)
                                                                                        ---------
Net change in asset value per share...............................................         0.0000
                                                                                        ---------
Net asset value per share, end of period..........................................      $    1.00
                                                                                        =========
Total return......................................................................           2.74%(b)
Ratios/Supplemental Data:
  Net assets at end of year (millions)............................................      $       6
  Ratio of expenses to average net assets.........................................           0.81%(c)
  Ratio of net investment income to average net assets............................           4.58%(c)

---------------
(a) Period from inception date of share class to February 28, 1997.

(b) Not Annualized.

(c) Annualized. During the period, certain fees were voluntarily reduced and/or reimbursed. Fees paid by third parties, however, had no effect on the ratios.

Selected Data for a Horizon Share Outstanding Throughout Each of the Periods
Indicated:
--------------------------------------------------------------------------------

                                                                          TREASURY FUND++
                                        -----------------------------------------------------------------------------------
                                                                            YEAR ENDED
                                        -----------------------------------------------------------------------------------
                                        FEB. 28,     FEB. 29,     FEB. 28,      FEB. 28,     FEB. 28,   FEB. 29,   FEB. 28,
                                          1997         1996         1995          1994        1993++      1992       1991
                                        --------     --------     --------      --------     --------   --------   --------
HORIZON SHARES:
Net asset value per share, beginning of
 period................................ $   1.00     $   1.00     $   1.00      $   1.00     $   1.00   $   1.00   $   1.00
                                        --------     --------     --------      --------     --------   --------   --------
Income From Investment Operations:
 Net investment income.................   0.0509       0.0559       0.0437        0.0294       0.0341     0.0543     0.0764
 Net realized gain (loss) on
   securities..........................   0.0000       0.0011       0.0001       (0.0002)      0.0002     0.0003     0.0005
                                        --------     --------     --------      --------     --------   --------   --------
 Total income from investment
   operations..........................   0.0509       0.0570       0.0438        0.0292       0.0343     0.0546     0.0769
Less Dividends:
 Dividends from net investment income..  (0.0509)     (0.0559)     (0.0437)      (0.0294)     (0.0343)   (0.0545)   (0.0765)
                                        --------     --------     --------      --------     --------   --------   --------
Net change in net asset value per
 share.................................   0.0000       0.0011       0.0001       (0.0002)      0.0000     0.0001     0.0004
                                        --------     --------     --------      --------     --------   --------   --------
Net asset value per share, end of
 period................................ $   1.00     $   1.00     $   1.00      $   1.00     $   1.00   $   1.00   $   1.00
                                        ========     ========     ========      ========     ========   ========   ========
Total return...........................    5.21%        5.73%        4.46%         2.98%        3.48%      5.59%      7.92%
Ratios/Supplemental Data:
 Net assets, end of period
   (millions).......................... $    618     $    722     $    469      $    487     $    598   $    432   $    455
 Ratio of expenses to average net
   assets..............................  0.25%**      0.25%**        0.23%         0.23%        0.24%      0.24%      0.23%
 Ratio of net investment income to
   average net assets..................  5.09%**      5.56%**        4.36%         2.94%        3.38%      5.44%      7.57%

                                                          TREASURY FUND++
                                         ----------------------------------------------
                                         JAN. 20,    MAY 1,
                                           1990       1989         YEAR        PERIOD
                                         THROUGH    THROUGH        ENDED        ENDED
                                         FEB. 28,   JAN. 19,     APRIL 30,    APRIL 30,
                                           1990      1990++       1989++       1988++*
                                         --------   --------     ---------    ---------
HORIZON SHARES:
Net asset value per share, beginning of
 period................................  $   1.00   $   1.00     $    1.00    $    1.00
                                         --------   --------      --------     --------
Income From Investment Operations:
 Net investment income.................    0.0082     0.0631        0.0792       0.0527
 Net realized gain (loss) on
   securities..........................        --         --            --           --
                                         --------   --------      --------     --------
 Total income from investment
   operations..........................    0.0082     0.0631        0.0792       0.0527
Less Dividends:
 Dividends from net investment income..   (0.0082)   (0.0631)      (0.0792)     (0.0527)
                                         --------   --------      --------     --------
Net change in net asset value per
 share.................................    0.0000     0.0000        0.0000       0.0000
                                         --------   --------      --------     --------
Net asset value per share, end of
 period................................  $   1.00   $   1.00     $    1.00    $    1.00
                                         ========   ========      ========     ========
Total return...........................    0.87%P     6.44%P         8.21%       5.39%P
Ratios/Supplemental Data:
 Net assets, end of period
   (millions)..........................  $    257   $    292     $     239    $     133
 Ratio of expenses to average net
   assets..............................    0.27%+   0.20%+**       0.21%**     0.20%+**
 Ratio of net investment income to
   average net assets..................    7.94%+   8.65%+**       8.07%**     6.57%+**

---------------

   * For the period July 10, 1987 (commencement of operations) through April 30, 1988.

  ** Includes fee waivers and/or expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01%, 0.12% (annualized), 0.16% and 0.15% (annualized) for the years or periods ended February 29, 1996, January 19, 1990, April 30, 1989 and
      April 30, 1988, respectively. For the year ended February 28, 1997, fees paid by third parties had no effect on the ratios.

   +  Annualized.

  ++ This information represents the results of operations of the Predecessor Treasury Fund, the former Horizon Treasury Fund, the assets and liabilities of which were transferred to the Pacific Horizon Treasury Fund on January 19, 1990.

  ++ Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

   P  Not annualized.

Selected Data for a Horizon Service Share Outstanding Throughout Each of the Periods Indicated:
--------------------------------------------------------------------------------

                                                                            TREASURY FUND++
                                     ----------------------------------------------------------------------------------------------
                                                                                                                           JAN. 20,
                                                                         YEAR ENDED                                          1990
                                     -----------------------------------------------------------------------------------   THROUGH
                                     FEB. 28,     FEB. 29,     FEB. 28,      FEB. 28,     FEB. 28,   FEB. 29,   FEB. 28,   FEB. 28,
                                       1997         1996         1995          1994         1993       1992       1991       1990
                                     --------     --------     --------      --------     --------   --------   --------   --------
HORIZON SERVICE SHARES:
Net asset value per share, beginning
 of period.......................... $   1.00     $   1.00     $   1.00      $   1.00     $   1.00   $   1.00   $   1.00   $   1.00
                                     --------     --------     --------      --------     --------   --------   --------   --------
Income From Investment Operations:
 Net investment income..............   0.0484       0.0534       0.0412        0.0269       0.0316     0.0517     0.0739     0.0080
 Net realized gain (loss) on
   securities.......................   0.0000       0.0011       0.0001       (0.0002)      0.0002     0.0004     0.0005         --
                                     --------     --------     --------      --------     --------   --------   --------   --------
 Total income from investment
   operations.......................   0.0484       0.0545       0.0413        0.0267       0.0318     0.0521     0.0744     0.0080
Less Dividends:
 Dividends from net investment
   income...........................  (0.0484)     (0.0534)     (0.0412)      (0.0269)     (0.0318)   (0.0520)   (0.0740)   (0.0080)
                                     --------     --------     --------      --------     --------   --------   --------   --------
Net change in net asset value per
 share..............................    0.000       0.0011       0.0001       (0.0002)      0.0000     0.0001     0.0004     0.0000
                                     --------     --------     --------      --------     --------   --------   --------   --------
Net asset value per share, end of
 period............................. $   1.00     $   1.00     $   1.00      $   1.00     $   1.00   $   1.00   $   1.00   $   1.00
                                     ========     ========     ========      ========     ========   ========   ========   ========
Total return........................    4.97%        5.47%        4.20%         2.72%        3.23%      5.33%      7.65%     0.84%P
Ratios/Supplemental Data:
 Net assets, end of period
   (millions)....................... $  1,557     $  1,031     $    364      $    541     $    369   $    381   $    304   $    157
 Ratio of expenses to average net
   assets...........................  0.50%**      0.50%**        0.48%         0.48%        0.49%      0.49%      0.48%     0.52%+
 Ratio of net investment income to
   average net assets...............  4.84%**      5.31%**        4.01%         2.69%        3.28%      5.13%      7.31%     7.70%+

                                                  TREASURY FUND++
                                      -----------------------------------
                                       MAY 1,
                                        1989         YEAR        PERIOD
                                      THROUGH        ENDED        ENDED
                                      JAN. 19,     APRIL 30,    APRIL 30,
                                       1990++       1989++       1988++*
                                      --------     ---------    ---------
HORIZON SERVICE SHARES:
Net asset value per share, beginning
 of period..........................  $   1.00     $    1.00    $    1.00
                                      --------      --------     --------
Income From Investment Operations:
 Net investment income..............    0.0613        0.0767       0.0122
 Net realized gain (loss) on
   securities.......................        --            --           --
                                      --------      --------     --------
 Total income from investment
   operations.......................    0.0613        0.0767       0.0122
Less Dividends:
 Dividends from net investment
   income...........................   (0.0613)      (0.0767)     (0.0122)
                                      --------      --------     --------
Net change in net asset value per
 share..............................    0.0000        0.0000       0.0000
                                      --------      --------     --------
Net asset value per share, end of
 period.............................  $   1.00     $    1.00    $    1.00
                                      ========      ========     ========
Total return........................    6.25%P         7.94%       1.52%P
Ratios/Supplemental Data:
 Net assets, end of period
   (millions).......................  $    166     $     239    $     133
 Ratio of expenses to average net
   assets...........................  0.45%+**       0.46%**     0.45%+**
 Ratio of net investment income to
   average net assets...............  8.31%+**       8.44%**     6.27%+**

------------
    * For the period February 18, 1988 (initial offering date of Horizon Service Shares) through April 30, 1988.

  ** Includes fee waivers and/or expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01%, 0.12% (annualized), 0.16% and 0.10% (annualized) for the years or periods ended February 29, 1996, January 19, 1990, April 30, 1989 and April 30, 1988,
      respectively. For the year ended February 28, 1997, fees paid by third parties had no effect on the ratios.

   +  Annualized.

  ++ This information represents the results of operations of the Predecessor Treasury Fund, the former Horizon Treasury Fund, the assets and liabilities of which were transferred to the Pacific Horizon Treasury Fund on January 19, 1990.

  ++ Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

   P  Not annualized.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT MONEY FUND
FINANCIAL HIGHLIGHTS

Selected Data for an X Share Outstanding Throughout the Period Indicated.
--------------------------------------------------------------------------------

                                                                           FOR THE PERIOD FROM
                                                                         OCTOBER 2, 1996 THROUGH
                                                                          FEBRUARY 28, 1997(a)
                                                                         -----------------------
X SHARES
Net asset value per share, beginning of period
Income from Investment Operations:
  Net investment income...............................................          $    1.00
                                                                                ---------
Total income from investment operations...............................             0.0107
Less dividends to shareholders from net investment income.............            (0.0107)
                                                                                ---------
Net change in net asset value per share...............................             0.0000
                                                                                ---------
Net asset value per share, end of period..............................          $    1.00
                                                                                =========
Total Return..........................................................               1.09%(b)
Ratios/Supplemental Data:
  Net assets, end of year (millions)..................................          $      29
  Ratio of expenses to average net assets.............................               0.80%(c)
  Ratio of net investment income to average net assets................               2.66%(c)

---------------
(a) Period from inception date of share class
(b) Not annualized.
(c) Annualized. During the period, certain fees were voluntarily reduced and/or reimbursed. Fees paid by third parties, however, had no effect on the ratios.

Selected Data for a Horizon Service Share Outstanding Throughout Each of the Periods Indicated:
--------------------------------------------------------------------------------


                                                           CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                                                 ------------------------------------------------------------
                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 FEBRUARY 28,    FEBRUARY 29,    FEBRUARY 28,    FEBRUARY 28,
                                                     1997            1996            1995            1994
                                                 ------------    ------------    ------------    ------------
HORIZON SERVICE SHARES
Net asset value per share, beginning of
  period......................................     $   1.00        $   1.00        $   1.00        $   1.00
                                                   --------        --------        --------        --------
Income from Investment Operations:
  Net investment income.......................       0.0291          0.0331          0.0256          0.0198
  Net realized loss on securities.............       0.0000          0.0001         (0.0001)        (0.0001)
                                                   --------        --------        --------        --------
Total income from investment operations.......       0.0291          0.0332          0.0255          0.0197
Less dividends from net investment income.....      (0.0291)        (0.0331)        (0.0256)        (0.0198)
Net change in net asset value per share.......       0.0000          0.0001         (0.0001)        (0.0001)
                                                   --------        --------        --------        --------
Net asset value per share, end of period......     $   1.00        $   1.00        $   1.00        $   1.00
                                                   ========        ========        ========        ========
Total Return..................................         2.95%           3.36%           2.59%           2.00%
Ratios/Supplemental Data:
  Net assets, end of period (millions)........     $    472        $    203        $     88        $    124
  Ratio of expenses to average net assets.....         0.50%*          0.55%**         0.55%           0.53%***
  Ratio of net investment income to average
     net assets...............................         2.92%*          3.43%**         2.50%           1.98%***


---------------

 * For the year ended February 28, 1997, fees paid by third parties had no effect on the ratios.


 ** Includes fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of increasing the ratio of net investment income to average net assets by 0.01% for the fiscal year ended February 29, 1996. During the same period, the Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the ratio of expenses to average net assets (without fee waivers and/or expense reimbursements) would have been 0.55%. The ratio of net investment income to average net assets was not affected.


*** Includes fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.07% for the fiscal year ended February 28, 1994.

The Government Fund and the Treasury Only Fund commenced operations on June 4, 1990 as separate investment portfolios (the "Predecessor Government Funds" and "Predecessor Treasury Only Funds," respectively) of First Cash Funds of America and First Funds of America, which were organized as Massachusetts business trusts. On March 1, 1993 the Predecessor Government Funds and Predecessor Treasury Only Funds were reorganized as the Government Fund and Treasury Only Fund, respectively, of the Company. Prior to this reorganization, these Predecessor Funds offered and sold shares of beneficial interest that were similar to the Company's Horizon Service and Pacific Horizon Shares. Pacific Horizon Shares of the Funds are described in a separate Prospectus available from the Distributor by calling (800) 332-3863.

The tables below set forth certain information concerning the investment results of (i) Horizon Service Shares and Horizon Shares of the Government Fund and Horizon Service Shares of the Treasury Only Fund for the years or period ended February 28, 1994, February 28, 1995, February 29, 1996 and February 28, 1997;
(ii) shares of the Predecessor Government Fund and Predecessor Treasury Only Fund of First Cash Funds of America, which offered and sold shares of beneficial interest similar to the Company's Horizon Service Shares for the 11 month period ended February 28, 1993, the fiscal year ended March 31, 1992 and the fiscal period ended March 31, 1991; and (iii) Horizon Shares of the Treasury Only Fund for the periods ended February 29, 1996 and February 28, 1997. The information about the Government Fund and Treasury Only Fund has been audited by Price Waterhouse LLP, independent accountants for these two Funds, whose unqualified report thereon is incorporated by reference in the Statement of Additional Information, which may be obtained upon request. The information about the Predecessor Government Fund and Predecessor Treasury Only Fund has been audited by other independent accountants for these Predecessor Funds for the periods indicated, whose unqualified report dated March 1, 1993 expressed an unqualified opinion on such financial statements. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified reports of the independent accountants which are incorporated by reference in the Statement of Additional Information with respect to the Government and Treasury Only Funds.

Selected Data for a Horizon Share Outstanding Throughout Each of the Periods
Indicated:
--------------------------------------------------------------------------------

                                                                GOVERNMENT FUND
                                      --------------------------------------------------------------------
                                                                                              FOR THE
                                                                                              PERIOD
                                                                                           JUNE 14, 1993
                                                                                         (INITIAL ISSUANCE
                                                        YEAR ENDED                          OF SHARES)
                                      ----------------------------------------------          THROUGH
                                      FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,       FEBRUARY 28,
                                          1997             1996             1995               1994
                                      ------------     ------------     ------------     -----------------
HORIZON SHARES:
Net asset value per share, beginning
  of period.........................    $   1.00         $   1.00         $   1.00           $    1.00
                                         -------         --------         --------            --------
Income From Investment Operations:
  Net investment income.............      0.0513           0.0600           0.0454              0.0227
  Net realized loss on securities...      0.0000          (0.0042)***      (0.0092)            (0.0006)
                                         -------         --------         --------            --------
  Total income from investment
     operations.....................      0.0513           0.0558           0.0362              0.0221
Less Dividends:
  Dividends from net investment
     income.........................     (0.0512)         (0.0556)         (0.0452)            (0.0227)
                                         -------         --------         --------            --------
Increase due to voluntary capital
  contribution from investment
  adviser...........................      0.0000           0.0000           0.0085              0.0000
                                         -------         --------         --------            --------
Net change in net asset value per
  share.............................      0.0001           0.0002          (0.0005)            (0.0006)
                                         -------         --------         --------            --------
Net asset value per share, end of
  period............................    $   1.00         $   1.00         $   1.00           $    1.00
                                         =======         ========         ========            ========
Total return........................        5.25%            5.71%            4.61%**             2.29%P
Ratios/Supplemental Data:
  Net assets, end of period
     (millions).....................    $     61         $     55         $    235           $     370
  Ratio of expenses to average net
     assets*........................        0.22%            0.24%            0.17%               0.28%+
  Ratio of net investment income to
     average net assets*............        5.15%            5.66%            4.67%               3.17%+

---------------

   * Includes fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.07%, 0.06%, 0.08% and 0.002% (annualized) for the years ended February 28, 1997, February 29, 1996 and February 28, 1995 and the period ended
     February 28, 1994, respectively. For the year ended February 28, 1997, fees paid by third parties had no effect on the ratios.
  ** Total return includes the effect of a voluntary capital contribution from the investment adviser. Without this capital contribution, the total return would have been lower.
 *** Net realized loss for the fiscal year ended February 29, 1996 is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.
   + Annualized.
   P Not annualized.

Selected Data for a Horizon Service Share Outstanding Throughout Each of the Periods Indicated:
--------------------------------------------------------------------------------


                                               GOVERNMENT FUND                                 PREDECESSOR GOVERNMENT FUND
                         ------------------------------------------------------------   -----------------------------------------
                                                                        MARCH 1, 1993                               JUNE 4, 1990
                                                                        (COMMENCEMENT                               (COMMENCEMENT
                                                                             OF                                          OF
                                                                         OPERATIONS)      11 MONTH                   OPERATIONS)
                          YEAR ENDED     YEAR ENDED       YEAR ENDED         TO         PERIOD ENDED   YEAR ENDED        TO
                         FEBRUARY 28,   FEBRUARY 29,     FEBRUARY 28,   FEBRUARY 28,    FEBRUARY 28,   MARCH 31,      MARCH 31,
                             1997           1996             1995           1994            1993          1992          1991
                         ------------   ------------     ------------   -------------   ------------   ----------   -------------
HORIZON SERVICE SHARES:
Net asset value per
  share, beginning of
  period...............    $   1.00       $   1.00         $   1.00       $    1.00       $   1.00      $   1.00      $    1.00
                           --------       --------         --------        --------       --------      --------       --------
Income From Investment
  Operations:
  Net investment
    income.............      0.0488         0.0537           0.0429          0.0300         0.0303        0.0507         0.0599
  Net realized loss on
    securities.........      0.0000        (0.0004)***      (0.0092)        (0.0006)        0.0000        0.0000         0.0000
                           --------       --------         --------        --------       --------      --------       --------
  Total income from
    investment
    operations.........      0.0488         0.0533           0.0337          0.0294         0.0303        0.0507         0.0599
Less Dividends:
  Dividends from net
    investment
    income.............     (0.0487)       (0.0531)         (0.0427)        (0.0300)       (0.0303)      (0.0507)       (0.0599)
                           --------       --------         --------        --------       --------      --------       --------
Increase due to
  voluntary capital
  contribution from
  investment adviser...      0.0000         0.0000           0.0085          0.0000         0.0000        0.0000         0.0000
                           --------       --------         --------        --------       --------      --------       --------
Net change in net asset
  value per share......      0.0001         0.0002          (0.0005)        (0.0006)        0.0000        0.0000         0.0000
                           --------       --------         --------        --------       --------      --------       --------
Net asset value per
  share, end of
  period...............    $   1.00       $   1.00         $   1.00       $    1.00       $   1.00      $   1.00      $    1.00
                           ========       ========         ========        ========       ========      ========       ========
Total return...........        4.98%          5.44%            4.35%**         3.04%          3.07%P        5.19%          6.15%P
Ratios/Supplemental
  Data:
  Net assets, end of
    period
    (millions).........    $    263       $    213         $    289       $     326       $    229      $    117      $     327
  Ratio of expenses to
    average net
    assets*............        0.48%          0.49%            0.43%           0.48%          0.46%+        0.46%          0.46%+
  Ratio of net
    investment income
    to average net
    assets*............        4.89%          5.41%            4.32%           2.99%          3.22%+        5.27%          6.67%+


---------------

   * Includes fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.06%, 0.07%, 0.08% and 0.05% for the years ended
     February 28, 1997, February 29, 1996, February 28, 1995 and February 28, 1994, respectively. Reflects the Predecessor
     Government Fund's share of the expenses of the Government Money Trust, in which the assets of the Predecessor Government
     Fund were invested, as well as a voluntary waiver of fees by affiliates of the Predecessor Government Fund and Trust. If the
     voluntary expense waiver had not been in place, the annualized ratios of expenses to average net assets would have been
     0.58%, 0.59% and 0.58% for the year or periods ended February 28, 1993, March 31, 1992 and March 31, 1991, respectively. For the year ended February 28, 1997, fees paid by third parties had no effect on the ratios.
  ** Total return includes the effect of a voluntary capital contribution from the investment adviser. Without this capital contribution, the total return would have been lower.
 *** Net realized loss for the fiscal year ended February 29, 1996 is a direct result of a decrease in outstanding shares between
     February 28, 1995 and the date of the gain realization.
   + Annualized.
   P Not annualized.

Selected Data for a Horizon Share Outstanding Throughout Each of the Periods
Indicated:
--------------------------------------------------------------------------------

                                                                                               TREASURY ONLY FUND
                                                                                       -----------------------------------
                                                                                                              PERIOD
                                                                                                        SEPTEMBER 20, 1995
                                                                                        YEAR ENDED       (INCEPTION DATE
                                                                                       FEBRUARY 28,          THROUGH
                                                                                           1997         FEBRUARY 29, 1996
                                                                                       ------------     ------------------
HORIZON SHARES:
Net asset value per share, beginning of period.......................................    $   1.00            $   1.00
                                                                                         --------            --------
Income from Investment Operations:
  Net investment income..............................................................      0.0490              0.0227
  Net realized gain/(loss) on securities.............................................      0.0001             (0.0001)
                                                                                         --------            --------
  Total income from investment operations............................................      0.0491              0.0226
Less Dividends:
  Dividends from net investment income...............................................     (0.0490)            (0.0227)
                                                                                         --------            --------
Net change in net asset value per share..............................................      0.0001             (0.0001)
                                                                                         --------            --------
Net asset value per share, end of period.............................................    $   1.00            $   1.00
                                                                                         ========            ========
Total return.........................................................................        5.02%               2.30%P
Ratios/Supplemental Data:
  Net assets, end of period (millions)...............................................    $     30            $      7
  Ratio of expenses to average net assets............................................        0.27%++             0.70%+*
  Ratio of net investment income to average net assets...............................        4.94%++            11.88%+*

---------------

   * There were no fee waivers or expense reimbursements during the period. + Annualized.
  ++ During the period, certain fees were voluntarily reduced and/or reimbursed. Fees paid by third parties, however, had no effect on the ratios.
   P Not annualized.

Selected Data for a Horizon Service Share Outstanding Throughout Each of the Periods Indicated:
--------------------------------------------------------------------------------

                                               TREASURY ONLY FUND                            PREDECESSOR TREASURY ONLY FUND
                           ----------------------------------------------------------   -----------------------------------------
                                                                        MARCH 1, 1993                               JUNE 4, 1990
                                                                        (COMMENCEMENT                               (COMMENCEMENT
                                                                             OF                                          OF
                                           YEAR ENDED                    OPERATIONS)      11 MONTH                   OPERATIONS)
                           ------------------------------------------        TO         PERIOD ENDED   YEAR ENDED        TO
                           FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,    FEBRUARY 28,   MARCH 31,      MARCH 31,
                               1997           1996           1995           1994            1993          1992          1991
                           ------------   ------------   ------------   -------------   ------------   ----------   -------------
HORIZON SERVICE SHARES:
Net asset value per
  share, beginning of
  period..................   $   1.00       $   1.00       $   1.00       $    1.00       $   1.00      $   1.00      $    1.00
                             --------       --------       --------        --------       --------      --------       --------
Income From Investment
  Operations:
  Net investment
    income................     0.0465         0.0502         0.0391          0.0273         0.0279        0.0486         0.0571
  Net realized gain
    (loss) on
    securities............     0.0001         0.0003        (0.0002)        (0.0002)            --            --             --
                             --------       --------       --------        --------       --------      --------       --------
  Total income from
    investment
    operations............     0.0466         0.0505         0.0389          0.0271         0.0279        0.0486         0.0571
Less Dividends:
  Dividends from net
    investment income.....    (0.0465)       (0.0502)       (0.0391)        (0.0273)       (0.0279)      (0.0486)       (0.0571)
                             --------       --------       --------        --------       --------      --------       --------
Net change in net asset
  value per share.........     0.0001         0.0003        (0.0002)        (0.0002)        0.0000        0.0000         0.0000
                             --------       --------       --------        --------       --------      --------       --------
Net asset value per
  share, end of period....   $   1.00       $   1.00       $   1.00       $    1.00       $   1.00      $   1.00      $    1.00
                             ========       ========       ========        ========       ========      ========       ========
Total return..............       4.75%          5.14%          3.98%           2.76%          2.83%P        4.96%          5.86%P
Ratios/Supplemental Data:
  Net assets, end of
    period (millions).....   $    260       $    186       $    194       $     272       $    124      $    155      $     129
  Ratio of expenses to
    average net assets*...       0.53%          0.56%          0.55%           0.39%          0.36%+        0.36%          0.35%+
  Ratio of net investment
    income to average net
    assets*...............       4.66%          5.01%          3.86%           2.73%          3.10%+        4.74%          6.57%+

---------------

   * Includes fee waivers and/or reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01% and 0.25% for the years ended February 28, 1995 and February 28, 1994, respectively. For the year ended February 28, 1997, fees paid by third parties had no effect on the ratios. There were no fee waivers or expense reimbursements during the fiscal year ended February 28, 1996. Reflects the Predecessor Treasury Only Fund's share of the expenses of the Treasury Money Trust, in which the assets of the Predecessor Treasury Only Fund were invested, as well as a voluntary waiver of fees by affiliates of the Predecessor Treasury Only Fund and Trust. If the voluntary expense waiver had not been in place, the annualized ratios of expenses to average net assets would have been 0.61%, 0.60% and 0.64% for the year and periods ended February 28, 1993, March 31, 1992 and March 31, 1991, respectively.
   + Annualized.
   P Not annualized.

The Tax-Exempt Money Fund commenced operations on July 10, 1987 as a separate investment portfolio (the "Predecessor Tax-Exempt Fund") of The Horizon Funds. On January 19, 1990, the Predecessor Tax-Exempt Fund was reorganized as a new portfolio of the Company. The Company has classified a Pacific Horizon Share Class, Horizon Share Class, Horizon Service Share Class and S Share Class of the Tax-Exempt Money Fund.

The tables below show the following information concerning the investment results for Horizon Shares and Horizon Service Shares: (i) the investment results of the Predecessor Tax-Exempt Fund for the periods ended on or before April 30, 1989; (ii) the combined investment results of the Predecessor Tax-Exempt Fund and the Tax-Exempt Money Fund for the period May 1, 1989 through February 28, 1990; and (iii) the investment results of the Tax-Exempt Money Fund for the fiscal years ended February 28, 1991, February 29, 1992, February 28, 1993, February 28, 1994, February 28, 1995, February 29, 1996 and February 28, 1997. The information contained in the Financial Highlights for the five years ended February 28, 1997 has been audited by Price Waterhouse LLP, independent accountants for the Predecessor Tax-Exempt Fund and the Tax-Exempt Money Fund. Price Waterhouse LLP's unqualified report on the financial statements containing such information is incorporated by reference into the Statement of Additional Information. During the periods shown, the California Tax-Exempt Money Market Fund did not offer Horizon Shares.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants thereon which are incorporated by reference in the Statement of Additional Information. Further information about the performance of the Funds is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained free of charge by calling 800-332-3863.

Selected Data for a Horizon Share Outstanding Throughout Each of the Periods Indicated.

--------------------------------------------------------------------------------

                                                                             TAX-EXEMPT MONEY FUND++
                                                  -------------------------------------------------------------------------------
                                                                                    YEAR ENDED
                                                  -------------------------------------------------------------------------------
                                                  FEB. 28,   FEB. 29,    FEB. 28,    FEB. 28,    FEB. 28,    FEB. 29,    FEB. 28
                                                    1997       1996        1995        1994        1993        1992        1991
                                                  --------   --------    --------    --------    --------    --------    --------
HORIZON SHARES
Net asset value per share, beginning of period... $   1.00   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                  --------   --------    --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income............................   0.0322     0.0359      0.0285      0.0225      0.0269      0.0410      0.0557
Less dividends from net investment income........  (0.0322)   (0.0359)    (0.0285)    (0.0225)    (0.0269)    (0.0410)    (0.0557)
                                                  --------   --------    --------    --------    --------    --------    --------
Net change in net asset value per share..........   0.0000     0.0000      0.0000      0.0000      0.0000      0.0000      0.0000
                                                  --------  --------    --------    --------    --------    --------    --------
Net asset value per share, end of period ........ $   1.00  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                  ========   ========    ========    ========    ========    ========    ========
Total return.....................................     3.27%      3.65%       2.89%       2.27%       2.72%       4.18%       5.71%
Ratios/Supplemental Data:
Net assets, end of period (millions)............. $    264  $     303    $    382    $    515    $    384    $    345    $    428
Ratio of expenses to average net assets..........     0.28%      0.31%       0.28%       0.28%**     0.28%       0.28%       0.27%**
Ratio of net investment income to average net
 assets..........................................     3.22%      3.58%       2.81%       2.25%**     2.69%       4.12%       5.54%**

                                                         TAX-EXEMPT MONEY FUND++
                                                   ----------------------------------
                                                    MAY 1,
                                                     1989        YEAR        PERIOD
                                                   THROUGH       ENDED        ENDED
                                                   FEB. 28,    APRIL 30,    APRIL 30,
                                                     1990       1989++       1988++
                                                   --------    ---------    ---------
HORIZON SHARES
Net asset value per share, beginning of period...  $   1.00    $    1.00    $    1.00
                                                   --------     --------     --------
Income from Investment Operations:
Net investment income............................    0.0503       0.0577       0.0392
Less dividends from net investment income........   (0.0503)     (0.0577)     (0.0389)
                                                   --------     --------     --------
Net change in net asset value per share..........    0.0000       0.0000       0.0003
                                                   --------     --------     --------
Net asset value per share, end of period ........  $   1.00    $    1.00    $    1.00
                                                   ========     ========     ========
Total return.....................................      5.15%P       5.93%        3.92%P
Ratios/Supplemental Data:
Net assets, end of period (millions).............  $    356    $     179    $     104
Ratio of expenses to average net assets..........      0.21%**+      0.21%**      0.20%**+
Ratio of net investment income to average net
 assets..........................................      5.96%**+      5.84%**      5.17%**+


---------------

   * For the period July 10, 1987 (commencement of operations) through April 30, 1988.

  ** Includes fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01% , 0.02%, 0.07% (annualized), 0.19% and 0.23% (annualized) for the years or periods ended February 28, 1994, February 28, 1991, February 28, 1990, April 30, 1989 and April 30, 1988,
      respectively.

   +  Annualized.

  ++ This information represents the results of operations of the former Horizon Tax-Exempt Money Fund, the assets and liabilities of which were transferred to the Pacific Horizon Funds, Inc.--Tax-Exempt Money Fund on January 19, 1990. See Note 1 to the financial statements which are incorporated by reference into the Statement of Additional Information.

  ++ Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

   P  Not annualized.

Selected Data for a Horizon Service Share Outstanding Throughout Each of the Periods Indicated.
--------------------------------------------------------------------------------

                                                                            TAX-EXEMPT MONEY FUND++
                                                 -------------------------------------------------------------------------------

                                                                                   YEAR ENDED
                                                 -------------------------------------------------------------------------------
                                                 FEB. 28,   FEB. 29,    FEB. 28,    FEB. 28,    FEB. 28,    FEB. 29,    FEB. 28,
                                                   1997       1996        1995        1994        1993        1992        1991
                                                 --------   --------    --------    --------    --------    --------    --------
HORIZON SERVICE SHARES
Net asset value per share,
 beginning of period...........................  $   1.00   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                 --------   --------    --------    --------    --------    --------    --------
Income from Investment Operations:
 Net investment income.........................    0.0297     0.0334      0.0260      0.0200      0.0244      0.0385      0.0532
Less dividends from net
 investment income.............................   (0.0297)   (0.0334)    (0.0260)    (0.0200)    (0.0244)    (0.0385)    (0.0532)
Net change in net asset
 value per share...............................    0.0000     0.0000      0.0000      0.0000      0.0000      0.0000      0.0000
                                                 --------   --------    --------    --------    --------    --------    --------
Net asset value per share,
 end of period.................................  $   1.00   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                 ========   ========    ========    ========    ========    ========    ========
Total return...................................      3.01%      3.39%       2.63%       2.02%       2.47%       3.92%       5.45%
Ratios/supplemental data:
 Net assets, end of period (millions)..........  $    169   $     35    $     39    $     48    $     50    $     47    $     54
 Ratio of expenses to
   average net assets..........................      0.53%      0.56%       0.53%       0.53%**     0.53%       0.53%       0.52%**
 Ratio of net investment income
   to average net assets.......................      2.98%      3.34%       2.57%       2.04%**     2.42%       3.88%       5.29%**

                                                       TAX-EXEMPT MONEY FUND++
                                                 ----------------------------------
                                                  MAY 1,
                                                   1989        YEAR        PERIOD
                                                 THROUGH       ENDED        ENDED
                                                 FEB. 28,    APRIL 30,    APRIL 30,
                                                   1990       1989++       1988*++
                                                 --------    ---------    ---------
HORIZON SERVICE SHARES
Net asset value per share,
 beginning of period...........................  $   1.00    $    1.00    $    1.00
                                                 --------     --------     --------
Income from Investment Operations:
 Net investment income.........................    0.0482       0.0552       0.0090
Less dividends from net
 investment income.............................   (0.0482)     (0.0552)     (0.0090)
Net change in net asset
 value per share...............................    0.0000       0.0000       0.0000
                                                 --------     --------     --------
Net asset value per share,
 end of period.................................  $   1.00    $    1.00    $    1.00
                                                 ========     ========     ========
Total return...................................      4.93%        5.66%        0.90%
Ratios/supplemental data:
 Net assets, end of period (millions)..........  $     37    $     179    $     104
 Ratio of expenses to
   average net assets..........................      0.46%**+      0.46%**      0.45%**+
 Ratio of net investment income
   to average net assets.......................      5.73%**+      5.70%**      4.54%**+

---------------
   * For the period February 18, 1988 (initial offering day) through April 30, 1988.

  ** Includes fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.04% , 0.02%, 0.07% (annualized), 0.19% and 0.16% (annualized) for the years or periods ended February 28, 1994, February 28, 1991, February 28, 1990, April 30, 1989 and April 30, 1988,
      respectively.

   +  Annualized.

  ++ This information represents the results of operations of the former Horizon Tax-Exempt Money Fund, the assets and liabilities of which were transferred to the Pacific Horizon Funds, Inc. -- Horizon Tax-Exempt Money Fund on January 19, 1990.

  ++ Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

YIELD INFORMATION. From time to time the "yield" or "effective yield" of a Fund may be quoted in advertisements or reports to shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement or report). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. A Fund's "tax-equivalent yield" shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal, and in the case of the California Tax-Exempt Money Market Fund, California income tax at a stated tax rate. A Fund's "tax-equivalent yield" will always be higher than its yield.


Additionally, the yields of each Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the Funds' yields may be compared to IBC Financial Data, Inc.'s ("IBC") Tax-Free Money Fund Average and IBC's Money Fund Averages, which are averages compiled by IBC's Money Fund Report.Yield data as reported in national financial publications, including Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of the Funds. A complete listing of the indices, rankings and publications discussed above is contained in the Statement of Additional Information.


Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the shares of a Fund with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by the Investment Adviser or institutional investors directly to their customer accounts in connection with investments in shares of the Funds (which fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income) will not be included in the Funds' calculations of yield.

INVESTMENT OBJECTIVES AND POLICIES

This section describes the investment objective and policies of each Fund. Assets of the Funds will be invested in dollar-denominated debt securities with remaining maturities of thirteen months or less as defined by the Securities and Exchange Commission, and the dollar-weighted average portfolio maturity of each Fund will not exceed 90 days. All securities acquired by the Funds will be determined by the investment adviser, under guidelines established by the Company's Board of Directors, to present minimal credit risks. Securities acquired by the Prime, Treasury, Government and Treasury Only Funds will be U.S. Government securities or other "First Tier Securities" (as defined by the Securities and Exchange Commission) of the types described below. Securities acquired by the Tax-Exempt Money Fund, under normal circumstances, will be First Tier Securities of the types defined below. During temporary defensive periods or if in the investment adviser's opinion suitable First Tier Securities are not available for investment, however, the Tax-Exempt Money Fund may also acquire "Eligible Securities" (as defined by the Securities and Exchange Commission) of the types defined below. Securities acquired by the California Tax-Exempt Money Market Fund will be Eligible Securities. First Tier Securities consist of instruments that are either rated at the time of purchase in the top rating category by one (if rated by only one) or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") including Standard and Poor's Ratings Group, Division of McGraw-Hill ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. ("Duff & Phelps"), Thomson BankWatch, Inc. ("Thomson's") or Fitch Investors Service, Inc. ("Fitch") or are issued by issuers with such ratings. Eligible Securities consist either of instruments that are rated at the time of purchase in the top two rating categories by one or more NRSRO's, or are issued by issuers with such ratings. The Appendix to the Statement of Additional Information includes a description of the applicable NRSRO ratings. Unrated instruments (including instruments with long-term but no short-term ratings) purchased by a particular Fund will be of comparable quality to the rated instruments that the Fund may purchase, as determined by the Funds' investment adviser pursuant to guidelines approved by the Board of Directors.


PRIME FUND. The Prime Fund's investment objective is to seek high current income and stability of principal. The Fund invests substantially all of its assets in a diversified portfolio of U.S. dollar-denominated money market instruments such as bank certificates of deposit and bankers' acceptances, commercial paper (including variable and floating rate instruments) and repurchase agreements, in addition to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Portfolio securities held by the Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. (Portfolio securities which are subject to repurchase agreements or have certain put or demand features exercisable by the Fund within thirteen months, as well as certain U.S. Government obligations with floating or variable interest rates, may have longer maturities.)

In pursuing its investment objective, the Prime Fund invests in a broad range of government, bank and commercial obligations that may be available in the money markets. The money market instruments in which the Fund invests will generally have neither as much risk nor as high a return as longer-term or lower-rated instruments. In accordance with current regulations of the Securities and Exchange Commission, the Fund intends to limit its investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days.

The Prime Fund may purchase bank obligations such as certificates of deposit and bankers' acceptances issued or supported by the credit of domestic banks, foreign branches of domestic banks ("Euro CDs") or domestic branches of foreign banks ("Yankee CDs" and "Yankee BAs") or foreign branches of foreign banks ("Yankee Euros"). Such banks must have total assets at the time of purchase in excess of $2.5 billion. No more than 25% of the Prime Fund's total assets at the time of purchase may be invested in Yankee CDs and BAs, Euro CDs and Yankee Euros. The Fund may also make interest-bearing savings deposits in such commercial banks in amounts not in excess of 5% of the Fund's total assets.

The Prime Fund may be subject to additional investment risks because the Fund may hold securities issued by foreign branches of domestic banks, domestic branches of foreign banks and foreign branches of foreign banks (and, as described below, commercial paper issued by foreign issuers). These risks are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the branch is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities. In addition, foreign branches of domestic banks, domestic branches of foreign banks and foreign branches of foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic branches of domestic banks (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information) and the Fund may experience difficulties in obtaining or enforcing a judgment against the issuing bank.

The Prime Fund may purchase commercial paper, short-term notes and corporate bonds that meet the Fund's maturity limitations. Commercial paper purchased by the Prime Fund may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

The Prime Fund may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Prime Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Prime Fund through or with the assistance of the issuer or investment dealers that make a market in
Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

TREASURY FUND. The Treasury Fund's investment objective is to seek high current income and stability of principal. The Fund invests solely in direct obligations issued by the U.S. Treasury and repurchase agreements relating to such Treasury obligations. Portfolio securities which are subject to repurchase agreements may have remaining maturities of longer than thirteen months.

Examples of the types of U.S. Treasury obligations that may be held by the Treasury Fund include U.S. Treasury bills and notes. Under normal market conditions, 100% of the total assets of the Fund will be invested in direct obligations of the U.S. Treasury and repurchase agreements relating to such Treasury obligations. Securities issued by the U.S. Government have historically involved little risk of loss of principal if held to maturity and, in general, the instruments held by the Fund will have neither as much risk nor as high a return as longer term or non-U.S. Government obligations.

GOVERNMENT FUND. The investment objective of the Government Fund is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Government Fund seeks to achieve this objective by investing in short-term debt obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentalities and in repurchase agreements with respect to such obligations.

The Government Fund may purchase certain agency securities (such as guaranteed notes of the Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation) which often provide higher yields than are available from the more common types of government-backed investments. However, such specialized investments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While frequently offering attractive yields, the limited-activity markets of many of these securities means that if the Government Fund were required to liquidate any of them it might not be able to do so advantageously; accordingly, the Government Fund intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would limit its investment in such securities (as well as repurchase agreements maturing in more than seven days) to not more than 10% of the Fund's net assets.

TREASURY ONLY FUND. The investment objective of the Treasury Only Fund is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Treasury Only Fund seeks to achieve this objective by investing solely in obligations of the U.S. Treasury. U.S. Treasury securities are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury securities include Treasury bills, Treasury notes and Treasury bonds. While U.S. Treasury securities are guaranteed as to the timely payment of principal and interest, the market value of such obligations is not guaranteed and may rise and fall in response to changes in interest rates.

To increase income on portfolio securities, the Treasury Only Fund may lend its portfolio securities to broker-dealers, banks and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash or securities of the U.S. Treasury. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund exceeds 33% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the adviser to be of good standing and when, in the adviser's judgment, the income to be earned from the loan justifies the attendant risks.

TAX-EXEMPT MONEY FUND. The Tax-Exempt Money Fund's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal. The Fund invests substantially all of its assets in a diversified portfolio of U.S. dollar-denominated short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). Portfolio securities held by the Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. Portfolio securities which have certain put or demand features exercisable by the Fund within thirteen months or are subject to repurchase agreements may have longer maturities.

As a matter of fundamental policy, under normal market conditions at least 80% of the Fund's total assets will be invested in Municipal Securities (other than private activity bonds, the interest on which is treated as a specific tax preference item under the federal alternative minimum tax). The Fund may also invest in taxable obligations and may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are not available. Uninvested cash reserves will not earn income. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's total assets at the time of purchase. Such taxable obligations include obligations issued or guaranteed by the

U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks and commercial paper. Because the Fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. These obligations are described further in the Statement of Additional Information.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND. The California Tax-Exempt Money Market Fund's investment objective is to seek as high a level of current interest income free of federal income tax and California state personal income tax as is consistent with the preservation of capital and relative stability of principal. The Fund's assets are primarily invested in Municipal Securities issued by or on behalf of the State of California and other governmental issuers. Municipal Securities acquired by the Fund will generally have remaining maturities of thirteen months or less.

As a matter of fundamental policy, under normal market conditions at least 80% of the Fund's net assets will be invested in Municipal Securities the interest on which is exempt from taxation under the California Constitution or the laws of California ("California Municipal Securities"). So long as at least 50% of the Fund's total assets are invested in debt obligations the interest on which is exempt from taxation by the state of California ("California Exempt Securities," which generally are limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations) as of the end of each quarter, dividends paid by the Fund which are derived from interest on California Exempt Securities will be exempt from California state personal income tax; if this policy is not achieved, no portion of the Fund's dividends will be exempt from California state personal income tax. Dividends derived from interest on Municipal Securities other than California Municipal Securities will be subject to California state personal income tax. See "Taxes."

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are unavailable. In accordance with the Fund's investment objective, and subject to the Fund's fundamental policy that under normal market conditions 80% of its net assets be invested in California Municipal Securities, investments may be made in taxable obligations of up to thirteen months in maturity if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary defensive purposes. Such taxable obligations include, without limitation, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks and commercial paper. Because the California Tax-Exempt Money Market Fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. These obligations are further described in the Statement of Additional Information. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities. Additionally, the Fund will not invest more than 10% of its net assets in securities that are illiquid because of the absence of a readily available market or otherwise, including repurchase agreements providing for settlement more than seven days after notice.

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities which may be held by the Tax-Exempt Money and the California Tax-Exempt Money Market Funds (the "Tax-Exempt Funds") are "general obligation" securities and "revenue securities". General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Tax-Exempt Funds are in most cases revenue securities, which are not payable from the unrestricted revenues of the issuers. Consequently, the credit quality of such private activity bonds is usually directly related to the credit ratings of the users of the facility involved. The Tax-Exempt Funds may also acquire "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal income tax. Municipal Securities also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loan obligations. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Tax-Exempt Funds may also purchase tax-exempt commercial paper.

Securities acquired by the Tax-Exempt Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." A Tax-Exempt Fund may also purchase from time to time participation interests in debt securities held by trusts or financial institutions. A participation interest gives a Fund involved an undivided interest (up to 100%) in the underlying obligation. Participation interests purchased by a Fund may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less as determined in accordance with the regulations of the Securities and Exchange Commission (although the securities held by the issuer may have longer maturities). If a participation interest is unrated, the investment adviser will have determined that the interest is of comparable quality to those instruments in which the Tax-Exempt Fund involved may invest pursuant to guidelines approved by the Company's Board of Directors. For certain participation interests, the Tax-Exempt Fund involved will have the right to demand payment, on not more than 30 days' notice, for all or any part of such participation interest, plus accrued interest. As to these instruments, the Tax-Exempt Funds intend to exercise their right to demand payment as needed to provide liquidity, to maintain or improve the quality of their respective investment portfolios or upon a default (if permitted under the terms of the instrument). Although a participation interest may be sold by a Fund under normal circumstances they will be held until maturity.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular federal income tax (and, with respect to California Municipal Securities, California state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Exempt Funds nor their investment adviser will review the proceedings relating to the issuance of

Municipal Securities or the basis for such opinions.

COMMON INVESTMENT POLICIES

GOVERNMENT OBLIGATIONS. The Prime Fund, Government Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Small Business Administration, are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal Home Loan
Bank), by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as obligations of the Federal National Mortgage Association), or only by the credit of the agency or instrumentality issuing the obligation (such as the Student Loan Marketing Association). Securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any agency or instrumentality if it is not obligated to do so by law.

Certain securities issued or guaranteed by all governmental agencies may be prepaid by the issuer without penalty. Thus, when prevailing interest rates decline, the value of these securities is not likely to rise on a comparable basis with other debt securities that are not so prepayable. The proceeds of prepayments and scheduled payments of principal of these securities will be reinvested by a Fund at then-prevailing interest rates, which may be lower than the rate of interest on the securities on which these payments were received.

"STRIPPED" SECURITIES. Each Fund may invest in "stripped" securities, which are U.S. Treasury bonds and notes the unmatured interest coupons of which have been separated from the underlying principal obligation. Stripped securities are zero coupon obligations that are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Treasury and Treasury Only Funds may only invest in stripped securities issued by the U.S. Treasury and recorded in the Federal Reserve book-entry record-keeping system. The Government Fund may invest no more than 35% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRs") and Certificates of Accrual on Treasuries ("CATS"). The Government Fund intends to rely on the opinions of counsel to the sellers of these certificates or other evidences of ownership of U.S. Treasury obligations that, for Federal tax and securities purposes, purchasers of such certificates most likely will be deemed the beneficial holders of the underlying U.S. Government obligations. Privately-issued stripped securities such as TIGRs and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.

REPURCHASE AGREEMENTS. Each Fund (other than the Treasury Only Fund) may agree to purchase securities from financial institutions, such as banks and broker-dealers, as are deemed creditworthy by the Company's investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding thirteen months, each Fund intends only to enter into repurchase agreements having maturities not exceeding 60 days. Securities subject to repurchase agreements are held either by the Company's custodian or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is greater than the repurchase price. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940.

REVERSE REPURCHASE AGREEMENTS. The Funds may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to banks, and with respect to the Prime and Treasury Funds, other financial institutions, and agree to repurchase them at an agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and the Company's investment adviser will continuously monitor the account to ensure that the value is maintained. A Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities such Fund is obligated to repurchase. Interest paid by a Fund in connection with a reverse repurchase agreement will reduce the net investment income of such Fund. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940. Neither the Tax-Exempt Money Fund nor the California Tax-Exempt Money Market Fund will purchase securities while it has borrowings (including reverse repurchase agreements) outstanding.

VARIABLE AND FLOATING RATE INSTRUMENTS. Securities purchased by a Fund may include variable and floating rate instruments, which may have a stated maturity in excess of a Fund's maturity limitations but which will, except for certain U.S. Government obligations, permit a Fund to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice. Variable and floating rate instruments purchased by the Government Fund will be U.S. Government agency securities with stated maturities of typically up to 10 years, although stated maturities of up to 30 years are possible. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by the Funds are subject to a Fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Funds' investment adviser will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Funds invest, and their ability to repay principal and interest.

Variable and floating rate instruments purchased by the Prime, Treasury, Government and Treasury Only Funds may include participation certificates issued by trusts or financial institutions in variable and floating rate obligations owned by such issuers or affiliated organizations. A participation certificate gives a Fund a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice. If the credit of the obligor is of minimal credit risk, no credit support from a bank or other financial institution will be necessary. In other circumstances, the participation certificate will be backed by an irrevocable letter of credit or guarantee of a bank, or will be insured by an insurer, that the Funds' investment adviser has determined meets the quality standards for the Fund involved. If an interest is backed by an irrevocable letter of credit or guarantee of a bank or is insured as described above, a Fund will usually have the right to sell the interest back to the institution or draw on the letter of credit or insurance policy on demand after a specified notice period, for all or any part of the principal amount of the interest plus accrued interest. Although a participation interest may be sold by a Fund, under normal circumstances they will be held until maturity.

The Prime, Treasury, Government and Treasury Only Funds may also invest in obligations which provide for a variable or floating interest rate which is determined through a periodic "auction process." From time to time, holders of the obligations have the right to tender any such obligations to a remarketing agent which then remarkets the obligations which have been tendered and thereby determines a new interest rate for the following period.

WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock in a price or yield on a security it owns or intends to purchase or sell, regardless of future changes in interest rates. Delayed settlement describes a securities transaction in a secondary market for which settlement will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Funds' forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the total assets of a particular Fund absent unusual market conditions. A Fund's liquidity and the ability of its investment adviser to manage its portfolio may be adversely affected in the event a Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 25% of the value of its total assets. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.

STAND-BY COMMITMENTS. The Tax-Exempt Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

SPECIAL CONSIDERATIONS AND RISKS

In seeking to achieve their respective investment objectives the Tax-Exempt Funds may invest in Municipal Securities that are private activity bonds the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. See "Taxes." Investments in such securities, however, will not exceed under normal market conditions 20% of such Fund's total assets when added together with any taxable investments held by such Fund. Moreover, although these Funds do not presently intend to do so on a regular basis, they may invest more than 25% of their respective assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the investment adviser. Additionally, although the Tax-Exempt Money Fund may invest more than 25% of its assets in Municipal Securities the issuers of which are located in the same state, it does not presently intend to do so on a regular basis other than issuers located in California. To the extent a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects or issued by issuers located in the same state, the Fund will be subject to the peculiar economic, political and business risks presented by the laws and economic conditions relating to such states and projects to a greater extent than it would be if its assets were not so concentrated.

The California Tax-Exempt Money Market Fund is classified as a non-diversified investment company under the Investment Company Act of 1940. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

The California Tax-Exempt Money Market Fund is, and the Tax-Exempt Money Fund may be, concentrated in securities issued by the State of California or entities within the State of California, and the California Tax-Exempt Money Market Fund may invest a significant percentage of its assets in a single issuer. Therefore, investment in the Funds may be riskier than an investment in other types of money market funds.

The concentration in California Municipal Securities by the California Tax-Exempt Money Market Fund and the Tax-Exempt Money Fund raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of California issues with the yield of a more diversified portfolio including non-California issues before making an investment decision.

Many of the Tax-Exempt Funds' Municipal Securities are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.

Because of the complex nature of the various initiatives mentioned above and certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local California governmental entities, it is not presently possible to determine the impact of these initiatives and related measures on the ability of

California governmental issuers to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to Municipal Securities of California governmental issuers over the past several years.

In addition to the various initiatives discussed above, economic factors such as the reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse impact on the economy of California. In recent years, these economic factors reduced revenues to the state government at a time when expenses of state government such as education costs, various welfare costs and other expenses were rising. Such economic factors adversely impacted the ability of state and local California governmental entities to repay debt, and these factors, and others that cannot be predicted, may have an adverse impact in the future.

In addition to the risk of nonpayment of state and local California governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by the Funds pursuant to current Securities and Exchange Commission regulations. Since there are large numbers of buyers of such debt that are similarly restricted, the supply of Eligible Securities (as defined above) could become inadequate at certain times. A more detailed description of special factors affecting investments in California Municipal Securities, of which investors should be aware, is set forth in the Statement of Additional Information.

INVESTMENT LIMITATIONS. The investment objectives of the Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market Funds (but not the Government and Treasury Only Funds) are fundamental policies that may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares (as defined in the Investment Company Act of 1940). A Fund's policies may be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of such Fund's outstanding shares, except that the investment limitations set forth below may not be changed without such a vote of shareholders. A description of certain other fundamental investment limitations is contained in the Statement of Additional Information.

PRIME FUND.  The Prime Fund may not:

1. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by instruments of domestic branches of U.S. banks or obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) the industry classification of utilities will be determined according to their service. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

PRIME FUND AND TREASURY FUND.  Neither the Prime Fund nor the Treasury Fund may:

1. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amount borrowed or 10% of its total assets at the time of such borrowing; or purchase securities at any time after such borrowings (including reverse repurchase agreements) have been entered into and before they are repaid.

2. Purchase securities without available market quotations which cannot be sold without registration or the filing of a notification under federal or state securities laws, enter into repurchase agreements providing for settlement more than seven days after notice, or purchase any other securities deemed illiquid by the Directors if, as a result, such securities and repurchase agreements would exceed 10% of the Fund's total assets.

The Prime Fund intends that, except as stated above under "Common Investment Policies -- Variable and Floating Rate Instruments," variable amount master demand notes with maturities of nine months or less, as well as any investments in securities that are not registered under the Securities Act of 1933 but that may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Directors or the Investment Adviser (pursuant to guidelines adopted by the Board) will not be subject to the 10% limitation on illiquid securities set forth in Investment Limitation No. 2 above.

GOVERNMENT FUND AND TREASURY ONLY FUND. Neither the Government Fund nor the Treasury Only Fund may:

1. Invest more than 10% of the Fund's net assets in securities that are not readily marketable (such as repurchase agreements maturing in more than seven days). If changes in the markets of certain securities cause a Fund to exceed such 10% limit, the Fund will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets.

2. Borrow money, except that as a temporary measure for extraordinary or emergency purposes each Fund may borrow from banks in an amount not to exceed 1/3 of the value of its net assets, including the amount borrowed; moreover, neither Fund may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund (taken at market value) (it is intended that each Fund would borrow money only from banks and only to accommodate requests for withdrawals while effecting an orderly liquidation of securities).

Pursuant to certain regulatory requirements, with regard to Investment Limitation No. 2, the Government and Treasury Only Funds intend not to borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost). This 10% limitation is not a fundamental investment limitation of the Government or Treasury Only Funds.

TAX-EXEMPT MONEY FUND.  The Tax-Exempt Money Fund may not:

1. Under normal circumstances invest less than 80% of its total assets in Municipal Securities (other than private activity bonds the interest on which may be subject to the federal alternative minimum tax).

2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in Municipal Securities or obligations issued or guaranteed by the Federal Government and its agencies and instrumentalities;
   (b) although there is no limitation with respect to investments in certificates of deposit and bankers' acceptances issued by domestic branches of United States banks, no more than 10% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and no more than 25% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and foreign branches of domestic banks;
   (c) each utility service (such as gas, gas transmission, electric and telephone service) will be consid-ered a single industry for purposes of this policy; and (d) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

3. Borrow money except from banks for temporary purposes and in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient. The Fund will not purchase any securities while borrowings are outstanding. Interest paid on borrowed funds will reduce the net investment income of the Fund.)

4. Invest more than 10% of the value of its total assets in securities with legal or contractual restrictions on resale (including repurchase agreements with terms greater than seven days).

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND. The California Tax-Exempt Money Market Fund may not:

1. Under normal market conditions invest less than 80% of its net assets in California Municipal Securities.

2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing.

INVESTMENT DECISIONS. Investment decisions for each Fund are made independently from those for other Portfolios of the Company, other investment companies and common trust funds managed by the Investment Adviser and its affiliated entities. Such other investment companies and common trust funds may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another portfolio, investment company or common trust fund, available investments or opportunities for sales will be allocated in a manner which the Investment Adviser believes to be equitable. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund. In addition, in allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), the Investment Adviser may take into account the sale of shares of a Fund by broker-dealers and other financial institutions (including affiliates of the Investment Adviser and the Distributor), provided the Investment Adviser believes that the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other unaffiliated qualified firm.

MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS. The business of the Company is managed under the direction of its Board of Directors. Information about the Directors and officers of the Company is included in the Statement of Additional Information.


INVESTMENT ADVISER. Bank of America National Trust and Savings Association (the "Investment Adviser") serves as investment adviser to each Fund. The Investment Adviser, which has principal offices located at 555 California Street, San Francisco, California 94104, is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. The Investment Adviser's principal banking affiliates operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, and corporate offices and representative offices in 37 countries and territories. The Investment Adviser is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since it commenced operations in 1984. The Investment Adviser and its affiliates have over $50 billion under management, including over $14 billion in mutual funds. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company.


The Investment Adviser manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. For its investment advisory services the Investment Adviser is entitled to receive a fee accrued daily and payable monthly at the following annual rates: .10% of the first $3 billion of each Fund's net assets, plus .09% of the next $2 billion of each Fund's net assets, plus .08% of each Fund's net assets over $5 billion. For the fiscal year ended February 28, 1997, the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund paid the Investment Adviser advisory fees at the effective annual rates of .09%, .10%, .05%, .10%, .10% and .10% of such Funds' respective average daily net assets, and the Investment Adviser waived advisory fees at the effective annual rates of .05% of the Government Fund's average daily net assets.

In addition, Bank of America may receive fees under the Company's Shareholder Services Plan with respect to the Funds' Horizon Service Shares and may receive fees pursuant to the Distribution and Services Plan with respect to the Prime, Treasury and California Tax-Exempt Money Market Funds' X Shares. BAIS and Service Organizations may receive fees charged directly to their customers' accounts in connection with investments in X Shares of the Prime, Treasury and California Tax-Exempt Money Market Funds, and Bank of America and Shareholder Organizations may receive fees charged directly to their customers' accounts in connection with investments in Horizon Service Shares of the Funds.


ADMINISTRATOR. The BISYS Group, Inc. (the "Administrator"), through its wholly-owned subsidiary BISYS Fund Services, L.P., serves as the Company's administrator and assists generally in supervising the Funds' operations. Their offices are located at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219, respectively. Prior to November 1, 1996, Concord Holding Corporation, an indirect, wholly-owned subsidiary of the current Administrator, served as administrator (the "Prior Administrator").


Under its basic administrative services agreement for the Funds, the Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services that are for the benefit of all series of shares in the Funds, including coordination of reports to shareholders of the Fund and the Securities and Exchange Commission; calculation of the net asset value of the Funds' shares and dividends and capital gains distributions to shareholders; payment of the costs of maintaining the Funds' offices; preparation of tax returns; provision of internal legal and accounting compliance services; maintenance (or oversight of the maintenance by others approved by the Board of Directors) of the Funds' books and records; and the provision of various services for shareholders who have made a minimum initial investment of at least $500,000, including the provision of a facility to receive purchase and redemption orders for the accounts of such shareholders.


For its administrative services the Administrator is entitled to receive an administration fee computed daily and payable monthly at the following annual rates: .10% of the first $7 billion of each Fund's average daily net assets, plus .09% of the next $3 billion of each Fund's average daily net assets, plus
 .08% of each Fund's average daily net assets over $10 billion. For the fiscal year ended February 28, 1997, the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund paid the Administrator or Prior Administrator administration fees at the effective annual rates of .10%, .10%, .10%, .10%, .10% and .10% of such Funds' respective average daily net assets.


Pursuant to the authority granted in its agreement with the Company, the Administrator has entered into an agreement with The Bank of New York under which the bank performs certain of the services listed above -- e.g. calculating the net asset value of the Funds' shares and dividends to shareholders and maintaining the Funds' books and records. The Funds bear all fees and expenses charged by The Bank of New York for these services.

DISTRIBUTOR. Concord Financial Group, Inc. (the "Distributor") is the principal underwriter and distributor of shares of the Funds. The Distributor is an indirect, wholly-owned subsidiary of the Administrator organized to distribute shares of mutual funds to institutional and retail investors. Its offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

The Distributor makes a continuous offering of the Funds' shares and bears the costs and expenses of printing and distributing to selected dealers and prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of the Funds (after such items have been prepared and set in type by the Funds) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by selected dealers in connection with the offering of the Funds' shares for sale to the public.


CUSTODIAN AND TRANSFER AGENT. The Bank of New York, located at 90 Washington Street, New York, New York 10286, serves as custodian for the Funds and Bank of America National Trust and Savings Association serves as the Prime and Treasury Funds' sub-custodian. BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, OH 43219 (the "Transfer Agent") a wholly-owned subsidiary of the Administrator, serves as the Funds' transfer agent and dividend disbursing agent. The Company has also entered into a Cash Management and Related Services Agreement with The Bank of New York pursuant to which The Bank of New York receives and disburses funds in connection with the purchase and redemption of, and the payment of dividends and other distributions with respect to the Funds' shares.


SHAREHOLDER SERVICES PLAN. The Company has adopted the Plan pursuant to which Horizon Service Shares are sold to Shareholder Organizations that enter into Shareholder Service Agreements with the Company pursuant to the Plan. Such Shareholder Organizations may include the Investment Adviser, the Administrator and their affiliates. The Shareholder Service Agreements require the Shareholder Organizations to provide support services to their customers ("Customers") who are beneficial owners of Horizon Service Shares in return for payment by the respective Fund of up to .25% (on an annualized basis) of the average daily net asset value of the Horizon Service Shares beneficially owned by Customers of the Shareholder Organizations.

Holders of a Fund's Horizon Service Shares will bear all fees paid to Shareholder Organizations for their services with respect to such shares. Such fees are not paid to Shareholder Organizations with respect to Horizon Shares, Pacific Horizon Shares, X Shares, S Shares or Y Shares. During the fiscal year ended February 28, 1997, the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and California Tax-Exempt Money Market Funds made payments under the Plan at an effective annual rate of .25% of each Fund's average daily net asset value.

The services provided by Shareholder Organizations may include the following: aggregating and processing purchase and redemption requests from Customers for Horizon Service Shares and placing net purchase and redemption orders with the Distributor; providing Customers with a service that invests the assets of their accounts in Horizon Service Shares pursuant to specific or preauthorized instructions; processing dividend payments from a Fund on behalf of Customers; providing information periodically to Customers regarding their position in Horizon Service Shares; arranging for bank wires; responding to Customer inquiries regarding services performed by the Shareholder Organizations; providing sub-accounting with respect to Horizon Service Shares beneficially owned by Customers or the information necessary for sub-accounting; forwarding shareholder communications from a Fund to Customers; and other similar services if requested by a Fund.

Each Fund will accrue payments made pursuant to the Plan daily. The Funds will receive an undertaking from each Shareholder Organization waiving a portion of any payment such Organization is entitled to receive pursuant to the Plan to the extent necessary to assure that the payments made pursuant to the Plan which are required to be accrued to the respective Fund's Horizon Service Shares on any day do not exceed the income to be accrued to such shares on that day.

The Company understands that Shareholder Organizations may charge fees to their Customers who are the beneficial owners of Horizon Service Shares in connection with their Customer accounts. These fees would be in addition to any amounts which may be received by a Shareholder Organization under a Shareholder Service Agreement. Under the terms of the Shareholder Service Agreements, Shareholder Organizations are required to disclose the compensation payable to them by the Company and any other compensation payable by their Customers in connection with the investment of their assets in the Funds. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing their accounts with their Shareholder Organizations.

Conflict-of-interest restrictions may apply to an institution's receipt of compensation paid by a Fund in connection with the investment of fiduciary funds in Horizon Service Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Horizon Service Shares.

Banks may act as Shareholder Organizations. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Shareholder Organization, its shareholder clients would be permitted by the Company to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

The Company will obtain representation from Shareholder Organizations (as well as from the Investment Adviser and the Administrator) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

DISTRIBUTION AND SERVICES PLAN. Under the Distribution and Services Plan, the Prime, Treasury and California Tax-Exempt Money Market Funds pay the Distributor for distribution expenses primarily intended to result in the sale of such Funds' X Shares and for shareholder servicing expenses. Such distribution expenses include expenses incurred in connection with advertising and marketing each Fund's Class X Shares; payments to Service Organizations for assistance in connection with the distribution of X Shares; and expenses incurred in connection with preparing, printing and distributing prospectuses for the Funds (except those used for regulatory purposes or for distribution to existing shareholders of the Funds) and in implementing and operating the Distribution and Services Plan. Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to the beneficial owners of X Shares, such as establishing and maintaining accounts and records relating to their clients who invest in X Shares, assisting clients in processing exchange and redemption requests, developing, maintaining and supporting systems necessary to support cash management services, such as Sweep Accounts and/or in changing dividend options and account descriptions and responding to client inquiries concerning their investments.

Under the Distribution and Services Plan, payments by the Prime, Treasury and California Tax-Exempt Money Market Funds for distribution expenses and shareholder servicing expenses may not exceed the annual rate of up to 0.30% and 0.25%, respectively, of the average daily net assets of such Funds' X Shares. These amounts may be reduced pursuant to undertakings by the Distributor. Payments for distribution expenses under the Distribution and Services Plan are subject to Rule 12b-1 under the 1940 Act. As stated below under "Description of Shares," fees pursuant to the Distribution and Services Plan are borne by the S and X Shares of the Prime, Treasury and California Tax-Exempt Money Market Funds, the S Shares of the Tax-Exempt Money and the Y Shares of the Prime and Treasury Funds and are not paid with respect to such Funds' other series of shares. For the fiscal year ended February 28, 1997 the Prime, Treasury and California Tax-Exempt Money Market Fund made payments under the Distribution and Services Plan at the effective annual rate of .55%, .55% and .55% respectively of X Shares of the Prime, Treasury and California Tax Exempt Money Market Funds.

The Company will obtain a representation from the Service Organizations (and from Bank of America and the Distributor) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

FEE WAIVERS. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service contractors bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations. From time to time during the course of the Funds' fiscal year, the Administrator and/or the Investment Adviser may prospectively waive payment of fees and/or assume certain expenses of a Fund as a result of competitive pressures and in order to protect the business and reputation of the Administrator and Investment Adviser. This will have the effect of lowering the overall expense ratio of the Fund involved and of increasing such Fund's yield to investors at the time such fees are not received or amounts are assumed and of increasing the overall expense ratio of such Fund and of decreasing yield to investors when such fees are not waived or amounts are not reimbursed.

PURCHASE AND REDEMPTION OF SHARES


HOW X SHARES ARE PURCHASED. X Shares of the Prime, Treasury and California Tax-Exempt Money Market Funds are offered by this Prospectus to customers of BAIS or Service Organizations that establish a Sweep Account with BAIS or a Service Organization and through Bank of America's 401(k) program. Each Sweep Account combines a Transaction Account with a periodic sweep of balances to or from the Prime, Treasury and California Tax-Exempt Money Market Funds. Investors may open a Sweep Account by completing and signing the Sweep Materials. The Sweep Materials contain important information about the various features and operations of the Sweep Account and should be reviewed in conjunction with this Prospectus.


X Shares may be purchased on any Business Day (as defined below) that BAIS or the particular Service Organization, as applicable, is open for business by making a deposit into your Transaction Account. On each day that both the Prime, Treasury and California Tax-Exempt Money Market Funds' custodian and the New York Stock Exchange (the "Exchange") are open for business (a "Business Day") and that BAIS or a Service Organization is open for business, BAIS or a Service Organization computes the net amount of all deposits, withdrawals, charges and credits made to and from a Transaction Account in accordance with its Sweep Account procedures (the "Net Sweep Amount"). If deposits and credits exceed withdrawals and charges, you authorize BAIS or a Service Organization, on your behalf, to transmit a purchase order to the Fund designated in your Sweep Account in the amount of that day's Net Sweep Amount in accordance with the Sweep Account procedures of Bank of America or a Service Organization. Your purchase order will be made effective and full and fractional X Shares will be purchased at the net asset value per share next determined after receipt by the Transfer Agent. It is the responsibility of BAIS or a Service Organization to transmit orders for the purchases of X Shares by its customers to the Transfer Agent and deliver required funds on a timely basis, in accordance with the procedures stated above. Share purchases and redemptions executed through BAIS or a Service Organization are executed only on Business Days that BAIS or a Service Organization, respectively, is open for business. Contact BAIS or your Service Organization for additional information about BAIS's or the Service Organization's Sweep Account procedures.

HOW HORIZON AND HORIZON SERVICE SHARES ARE PURCHASED. Horizon and Horizon Service Shares of the Funds are sold at the net asset value per share next determined after receipt of a purchase order by the Transfer Agent. Purchase orders placed directly with the Transfer Agent without the assistance of a broker-dealer or other person are without charge. Broker-dealers (other than the Distributor) and others who process purchase orders on behalf of customers may charge a fee for their services.


Purchase orders for Horizon and Horizon Service Shares are accepted by the Funds only on Business Days, and must be transmitted to the Transfer Agent by telephone c/o the Distributor (800-426-3863) or terminal access.


Purchase orders for Horizon and Horizon Service Shares of the Prime Fund, Treasury Fund and Government Fund received by the Transfer Agent before 2:30 p.m. Eastern time on a Business Day will be executed as of 2:30 p.m. Eastern time on such Business Day if payment is received by 4:00 p.m. Eastern time on that day. Purchase orders for the Treasury Only Fund, California Tax-Exempt Money Market Fund and Tax-Exempt Money Fund that are received before 11:30 a.m. Eastern time, 10:30 a.m. Eastern time and 12:00 noon Eastern time, respectively, on a Business Day will be executed at such respective time on that day if payment is received by 4:00 p.m. Eastern time on such Business Day. Orders received after the times specified, and orders for which payment has not been received by 4:00 p.m. Eastern time, will not be accepted. A Fund may in its discretion reject any order for shares. Payment for orders which are not received or paid for in a timely manner or are not accepted by a Fund will be returned after prompt notification to the sending institution.

Payment for shares may be made only in Federal funds or other funds immediately available to the Transfer Agent. The minimum initial investment for Horizon Shares and Horizon Service Shares in any Fund is $500,000 (although broker-dealers and other institutional investors may set a higher minimum for their customers) and there is no minimum subsequent investment. The Funds reserve the right to suspend the sale of shares to the public at any time, in response to conditions in the securities markets or otherwise.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening or reopening an account.

REDEMPTION OF SHARES

HOW X SHARES ARE REDEEMED. If, on any Business Day that BAIS or the particular Service Organization is open for business, withdrawals from and charges to your Sweep Account, including without limitation check transactions, exceed deposits and credits, BAIS or the particular Service Organization, as applicable, will transmit a redemption order on your behalf to the Prime, Treasury or California Tax-Exempt Money Market Fund, as appropriate, in the dollar amount of that day's Net Sweep Amount. If your Sweep Account with BAIS or a Service Organization, as applicable, is closed as described in the Sweep Materials, BAIS or the Service Organization, as applicable, transmits a redemption request on your behalf to the appropriate Fund for the balance of X Shares of such Fund held through your Sweep Account. Redemptions are effected by the Company on a business day at the net asset value next determined after receipt of the redemption order by the Transfer Agent. It is the responsibility of BAIS or the particular Service Organization to transmit the redemption order and credit its customer's Transaction Account with the redemption proceeds on a timely basis. BAIS or the Service Organization may withhold redemption proceeds pending check collection or processing or for other reasons all as set forth more fully in the Sweep Materials.

HOW HORIZON AND HORIZON SERVICE SHARES ARE REDEEMED. Redemption orders for Horizon Shares and Horizon Service Shares must be transmitted to the Transfer Agent by telephone c/o the Distributor or terminal access in the manner described above under "Purchase and Redemption of Shares -- How Horizon and Horizon Service Shares Are Purchased." While the Company no longer issues share certificates, Horizon and Horizon Service Shares for which certificates previously had been issued may not be redeemed unless the certificates have been submitted to the Transfer Agent and endorsed for transfer. While each Fund seeks to maintain its net asset value per share at $1.00 there can be no assurance that it will be able to do so, and the proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

Redemption orders submitted directly to the Transfer Agent without the assistance of a broker-dealer or other person, and orders submitted by the Distributor for its own brokerage customers, are processed without charge. Broker-dealers (other than the Distributor) and others who process redemption orders on behalf of their customers may charge a fee for their services.

Redemption orders are effected on a Business Day at the net asset value per share next determined after receipt of the order by the Transfer Agent. Payment for redeemed shares for which a redemption order is received by the Transfer Agent prior to 2:30 p.m. Eastern time with respect to the Prime Fund, Treasury Fund or Government Fund, before 11:30 a.m. Eastern time with respect to the Treasury Only Fund, before 10:30 a.m. Eastern time with respect to the California Tax-Exempt Money Market Fund, or before 12:00 noon Eastern time with respect to the Tax-Exempt Money Fund, on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the same Business Day. Payment for redeemed shares for which a redemption order is received after the times stated above on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the next Business Day following redemption. In order to allow Bank of America to most effectively manage the Funds' portfolios, investors are urged to initiate redemptions of shares as early in the day as possible and to notify the Transfer Agent at least one day in advance of redemptions in excess of $5 million. Each Fund reserves the right to wire redemption proceeds up to seven days after receiving the redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Fund. In making redemption requests the names of the registered shareholders and their account numbers must be supplied. Neither the Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable, including requesting certain personal or account information to confirm the identify of the shareholder.


OTHER REDEMPTION INFORMATION -- X SHARES AND HORIZON AND HORIZON SERVICE
SHARES. Redemption orders are effected on a Business Day at the net asset value per share next determined after receipt of the order by the Transfer Agent. The Funds will make payment for all shares redeemed after receipt by the Transfer Agent of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. A Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its shares) for such periods as are permitted under the Investment Company Act of 1940. During the period prior to the time shares are redeemed dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership.

Each Fund reserves the right to redeem Horizon and Horizon Service Shares in any account at their net asset value if the value of the account is less than $500 as a result of redemptions. The shareholder having the account will first be notified in writing that its account has a value of less than $500 and will be allowed 60 days to make additional investments to bring the value of its account to $500 before the redemption is processed by a Fund. In addition, a Fund may redeem Horizon and Horizon Service Shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Purchase and Redemption of Shares." The Funds impose no charge when X Shares, Horizon Shares or Horizon Service Shares are redeemed.


NET ASSET VALUE. The net asset value per share of the X Shares of the Prime, Treasury and California Tax-Exempt Money Market Funds and Horizon and Horizon Service Shares of each Fund is the value of all securities and other assets owned by a Fund that are allocable to a particular class, less the liabilities charged to such class, divided by the number of outstanding shares of such class. The net asset value per share of the Prime Fund, Treasury Fund and Government Fund is determined on each Business Day as of 2:30 p.m. Eastern time and the close of regular trading hours on the Exchange (or 4:00 p.m. Eastern time if the Exchange is closed). The net asset value per share of the Treasury Only Fund is determined on such Business Days as of 11:30 a.m. Eastern time. The net asset value per share of the California Tax-Exempt Money Market Fund is determined on such Business Days as of 10:30 a.m. Eastern time. The net asset value per share of the Tax-Exempt Money Fund is determined on such Business Days as of 12:00 noon Eastern time. In computing net asset value, each Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Purchase and Redemption of Shares." The net asset value per share for each Fund for purposes of pricing purchase and redemption orders is determined independently of that for other portfolios of the Company.

ADDITIONAL SHAREHOLDER SERVICES

Certain optional services available to persons who invest directly in Pacific Horizon Shares of a Fund, including but not limited to certain exchange privileges which allow shareholders to exchange their Fund shares for shares of other funds in the Company, an automatic investment program, automatic withdrawal program, and direct deposit program, are not available to persons who invest directly in X, S, Y, Horizon or Horizon Service Shares of any of the Funds.

DIVIDENDS AND DISTRIBUTIONS

The shareholders of a Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Fund involved. Generally, each Fund's net income is declared daily as a dividend. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through and including the day before the redemption order for the shares is executed. Dividends are paid within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any such capital gains as may be realized will be distributed no more than twice a year after reduction for any available capital loss carry-forward.


Dividends are paid in the form of additional full and fractional shares of the same series as the shares on which the dividends are declared at the net asset value of such shares on the payment date. However, holders of the Funds Horizon and Horizon Service Shares may elect to receive dividends in cash. If you elect to receive distributions in cash, and if your checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation. Reinvestment dividends receive the same tax treatment as dividends paid in cash. Such election or any revocation thereof must be made in writing to the Transfer Agent at P.O. Box 182090, Columbus, Ohio 43218-2090, and will become effective with respect to dividends paid after its receipt by the dividend disbursing agent.


TAXES

FEDERAL. During its most recent taxable year, each Fund qualified separately as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and each Fund intends to so qualify in future years, as long as such qualification is in the best interest of its shareholders. As a result of this qualification, each Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code.

In connection with such tax qualification, each of the Prime, Treasury, Government and Treasury Only Funds contemplates distributing to its shareholders at least 90% of its investment company taxable income for each taxable year. An investor of the Prime, Treasury, Government Treasury Only Fund who receives a dividend derived from investment company taxable income (including any excess of net short-term capital gain over net long-term capital loss) treats it as a receipt of ordinary income in the compu-tation of his gross income, whether such dividend is paid in the form of cash or additional shares of a Fund. Because all of the net investment income of such Funds is expected to be derived from earned interest, it is anticipated that all dividends paid by the Prime, Treasury, Government or Treasury Only Funds will be taxable as ordinary income to shareholders who are not exempt from federal income taxes and that no part of any distribution paid by such Funds will be eligible for the dividends received deduction for corporations. The policy of the Tax-Exempt Money and California Tax-Exempt Money Market Funds is to distribute to its respective shareholders at least 90% of its exempt-interest income, net of certain deductions, for each taxable year. Dividends derived from interest on Municipal Securities (known as exempt-interest dividends) and paid to shareholders typically will not be subject to regular federal income tax.

Although the Funds anticipate that they will not have net long-term capital gain, any distribution of a Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to shareholders of that Fund as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

Dividends declared in October, November or December of any calendar year payable to shareholders of record on a specified date in December will be deemed for federal tax purposes to have been paid by the Funds and received by the shareholders on December 31 of such year, if such dividends are paid during January of the following year.


The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders, and is based on federal tax laws and regulations which are in effect as of the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative actions. Additional tax information of relevance to particular investors, including investors who may be "substantial users" or "related persons" with respect to facilities financed by Municipal Securities, is contained in the Statement of Additional Information. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax and, with respect to the California Tax-Exempt Money Market Fund, the California state personal income tax consequences of dividends and distributions made each year.


With respect to the California Tax-Exempt Money Market Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of California Exempt Securities and if the Fund qualifies as a regulated investment company under the Code, then the Fund will be qualified to pay dividends exempt from California state personal income tax to its shareholders. If the Fund so qualifies, dividends derived from interest attributable to California Exempt Securities will be exempt from California state personal income tax. (Such treatment may not apply, however, to investors who are "substantial users" or "related persons" with respect to facilities financed by portfolio securities held by the California Tax-Exempt Money Market Fund.) Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of such dividends are exempt from California state personal income tax.

The portion of dividends, if any, attributable to interest on certain private activity bonds issued after August 7, 1986 must be included by shareholders as an item of tax preference for purposes of determining liability, if any, for the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax applicable to corporations. Corporate shareholders also must take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving

Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the tax liability on such benefits.

STATE AND LOCAL. Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law, and, with respect to the California Tax-Exempt Money Market Fund, the California state personal income tax described above. Exempt-interest dividends generally will be exempt from state and local taxes as well. However, except as noted with respect to California state personal income tax, dividends paid by the Funds may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations that, if realized directly, would be exempt from such taxes.

DESCRIPTION OF SHARES

The Company was organized on October 27, 1982 as a Maryland corporation, and is registered under the Investment Company Act of 1940 as an open-end management company. On March 30, 1984 the Company commenced its public sale of shares (Pacific Horizon Shares) in each of the Prime Fund and Treasury Fund, which were originally called "Money Market Portfolio" and "Government Money Market Portfolio," respectively. The Predecessor Prime Fund and Predecessor Treasury Fund originally commenced operations on July 10, 1987 as separate portfolios of The Horizon Funds, a Massachusetts business trust. On January 19, 1990, the Predecessor Prime Fund and the Predecessor Treasury Fund were combined with the Money Market Portfolio and Government Money Market Portfolio, respectively, of the Company; the Company changed the names of its resulting portfolios to "Prime Fund" and "Treasury Fund"; and, in addition to continuing its offering of Pacific Horizon Shares in such Funds, the Company began offering Horizon Shares and Horizon Service Shares in the Prime and Treasury Funds. The Predecessor Government Funds and Predecessor Treasury Only Funds commenced operations on June 4, 1990 as investment portfolios of First Cash Funds of America and First Funds of America. On March 1, 1993, the Predecessor Government Funds and Predecessor Treasury Only Funds were reorganized as new portfolios of the Company, offering Pacific Horizon Shares and Horizon Service Shares; the Government Fund and Treasury Only Fund began offering Horizon Shares on June 14, 1993 and September 20, 1995, respectively. The Predecessor Tax-Exempt Fund originally commenced operations on July 10, 1987 as a separate portfolio of The Horizon Funds. On January 19, 1990, the Predecessor Tax-Exempt Fund was reorganized as the Tax-Exempt Money Fund of the Company and prior to July 9, 1993 had offered only two series of shares, Horizon Shares and Horizon Service Shares. On July 9, 1993, all assets and liabilities of the Company's Predecessor Tax-Exempt Fund were transferred to the Tax-Exempt Money Fund as Pacific Horizon Shares. The California Tax-Exempt Money Market Fund commenced operations on December 6, 1989 as a portfolio of the Company with a single series of shares, Pacific Horizon Shares. On March 1, 1993 the California Tax-Exempt Money Market Fund began offering Horizon Service Shares. On July 22, 1996, the Company began offering X Shares in the Prime and Treasury Funds, and on October 2, 1996 the Company began offering X Shares in the California Tax-Exempt Money Market Fund. On April 7, 1997, the Company began offering S Shares in the Prime Fund and Treasury Fund. The Company has also classified an S Share class of the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund, a Y Share class of the Prime and Treasury Funds and a Horizon Share class of the California Tax-Exempt Money Market Fund. S Shares are offered to customers who purchase such Shares through a sweep account offered by Bank of America, any of its banking or brokerage affiliates or certain Service Organizations. Y Shares are offered to institutional investors who purchase such shares through a sweep account offered by Bank of America, any of its banking or brokerage affiliates and certain Service Organizations. Pacific Horizon Shares may be purchased directly from the Distributor by clients of Bank of America through their qualified trust and agency accounts or by clients of Service Organizations.

The Company's charter authorizes the Board of Directors to issue up to four hundred billion full and fractional shares of capital stock, and to classify and reclassify any authorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series.


Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Funds, each (except for the California Tax-Exempt Money Market Fund, which is nondiversified) of which is classified as a diversified company under the Investment Company Act of 1940: twenty billion X Shares, twenty billion S Shares, twenty billion Y Shares, twenty billion Horizon Shares, twenty billion Horizon Service Shares and twenty billion Pacific Horizon Shares representing interests in the Prime Fund; ten billion X Shares, ten billion S Shares, ten billion Y Shares, ten billion Horizon Shares, ten billion Horizon Service Shares and ten billion Pacific Horizon Shares representing interests in the Treasury Fund; ten billion Horizon Shares, ten billion Horizon Service Shares and ten billion Pacific Horizon Shares representing interests in the Government Fund; ten billion Horizon Shares, ten billion Horizon Service Shares and ten billion Pacific Horizon Shares representing interests in the Treasury Only Fund; ten billion Horizon Shares, ten billion Horizon Service Shares, ten billion Pacific Horizon Shares and ten billion S Shares representing interests in the Tax-Exempt Money Fund; and ten billion Horizon Shares, ten billion Horizon Service Shares, ten billion Pacific Horizon Shares, ten billion S Shares and ten billion X Shares representing interests in the California Tax-Exempt Money Market Fund. Pacific Horizon Shares of the Funds, S Shares of the Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market Funds and Y Shares of the Prime and Treasury Funds are described in separate Prospectuses available from the Distributor at the telephone number on the cover of this Prospectus. The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company, which are likewise described in separate Prospectuses available from the Distributor. This Prospectus relates primarily to the Horizon Shares and Horizon Service Shares of the Funds and X Shares of the Prime, Treasury and California Tax-Exempt Money Market Funds and describes only the investment objectives and policies, operations, contracts and other matters relating to such shares.


Each Horizon Share, Horizon Service Share, Pacific Horizon Share, S Share, X Share and Y Share in a Fund has a par value of $.001, and, except as noted below, is entitled to participate equally in the dividends and distributions declared by the Board of Directors with respect to such Fund and in the net distributable assets of such Fund on liquidation. Holders of X Shares bear the fees described in this Prospectus that are paid to the Distributor and Service Organizations by the Funds under the Company's Distribution and Services Plan. Similarly, holders of the Funds' S and Y Shares bear the fees described in the prospectuses relating to such shares that are paid to the Distributor and Service Organizations by such Fund or by the same Plan. The fees paid under the Distribution and Services Plan are for distribution and shareholder services and are paid to the Distributor and Shareholder Service Organizations in connection with X, S and Y Shares of the Funds, and are not paid by the Funds' Horizon, Horizon Service or Pacific Horizon Shares. Holders of a Fund's Horizon Service Shares bear the fees described in this Prospectus that are paid to Shareholder Organizations by the Fund under the Company's Shareholder Services Plan. Similarly, holders of the Funds' Pacific

Horizon Shares bear the fees described in the Prospectuses for such shares that are paid to Shareholder Organizations by such Funds under the Company's Special Management Services Plan for Pacific Horizon Shares. Holders of Horizon Shares are not subject to fees such as those paid under the Shareholder Services Plan or the Special Management Services Plan.

As a result of the different fees borne by the various series of shares in a Fund, at any given time, absent waivers of any class-specific fees or expenses, the net yield on a) the Prime and Treasury Funds' X Shares generally will be approximately .23% (.20% for the California Tax-Exempt Money Market Fund) lower than the yield on the same Funds' Pacific Horizon Shares, .30% lower than the yield on the same Funds' Horizon Service Shares, .55% lower than the yield on the same Funds' Horizon Shares and .45% higher the yield on the same Fund's S or Y Shares; b) a Fund's Horizon Shares generally will be approximately .25% higher than the yield on the same Fund's Horizon Service Shares, .32% (.35% higher for the California Tax-Exempt Money Market Fund) higher than the yield on the same Fund's Pacific Horizon Shares, .55% higher than the yield on the same Funds' X Shares, and 1.00% higher than the yield on the same Funds' S or Y Shares; and c) a Fund's Horizon Service Shares generally will be approximately .25% lower than the yield on the same Fund's Horizon Shares, .07% (.10% higher for the California Tax-Exempt Money Market Fund) higher than the yield on the same Fund's Pacific Horizon Shares, .30% higher than the yield on the same Fund's X Shares, and .75% higher than the same fund's S or Y shares. Standardized yield quotations will be computed separately for each series of shares.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by law or when class voting is permitted by the Board of Directors. It is contemplated that all shareholders of a Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and on any change in its fundamental investment limitations. Only holders of Horizon Service Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Funds' Shareholder Services Plan. Only holders of particular S, X and Y Shares, if affected by changes to such Plan, will be entitled to vote on matters submitted to a vote of shareholders pertaining to a Fund's Distribution and Services Plan. Only holders of Pacific Horizon Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Funds' Special Management Services Plan. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant at its discretion. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable. Certificates for shares will not be issued.

The Company does not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders of the Company, at which time the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors and such meetings will be called when requested by the holders of record of 10% or more of the Company's outstanding shares of common stock. To the extent required by law and the Company's undertaking with the Securities and Exchange Commission, the Company will assist in shareholder communications in such matters. Shares have cumulative voting rights to the extent that may be required by applicable law.

    IST-0036
                               -------------------------------------------------


                                        X SHARES



                                         OF THE


                                       PRIME FUND


                                      TREASURY FUND



                         CALIFORNIA TAX-EXEMPT MONEY MARKET FUND



                                     HORIZON SHARES



                                           AND


                                     HORIZON SERVICE



                                         SHARES



                                         OF THE


                                       PRIME FUND


                                      TREASURY FUND


                                     GOVERNMENT FUND


                                   TREASURY ONLY FUND


                                  TAX-EXEMPT MONEY FUND


                                  CALIFORNIA TAX-EXEMPT


                                    MONEY MARKET FUND



                                       PROSPECTUS


                                      JUNE 16, 1997



                                    NOT FDIC INSURED


--------------------------------------------------------------------------------
                       PACIFIC   HORIZON   MUTUAL   FUNDS

--------------------------------------------------------------------------------

                           PACIFIC HORIZON FUNDS, INC.

                           S Shares of the Prime Fund,
        Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund

                              --------------------

Form N-1A Item                                  Prospectus Caption
--------------                                  ------------------

Part A
------

1.   Cover Page...............................  Cover Page

2.   Synopsis.................................  Expense Information

3.   Condensed Financial Information..........  Financial Highlights

4.   General Description of Registrant........  Description of Shares; Cover
                                                Page; Investment Objectives
                                                and Policies; Other Investment
                                                Practices; Special
                                                Considerations and Risks;
                                                Investment Limitations

5.   Management of the Fund...................  Management of the Funds

5A.  Management's Discussion of
       Fund Performance.......................  *

6.   Capital Stock and Other
       Securities.............................  Description of Shares;
                                                Dividends and Distributions;
                                                Taxes

7.   Purchase of Securities Being
      Offered.................................  Purchase and Redemption of
                                                Shares; Management of the
                                                Funds; Additional Shareholder
                                                Services; Distribution and
                                                Services Plan

8.   Redemption or Repurchase.................  Purchase and Redemption of
                                                Shares; Management of the
                                                Funds; Addi basis. Investment
                                                in the Fund involves investment
                                                risk, including the possible
                                                loss of principal amount
                                                 invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
JUNE 16, 1997




                               S Shares of the
                                  PRIME FUND
                        TAX-EXEMPT MONEY FUND AND THE
                   CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
           Investment Portfolios Offered by Pacific Horizon Funds,
                                     Inc.



--------------------------------------------------------------------------------

THIS PROSPECTUS APPLIES TO THE S SHARES OF THE PRIME FUND, THE TAX-EXEMPT MONEY FUND AND THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS"), ONE DIVERSIFIED INVESTMENT PORTFOLIO, ONE DIVERSIFIED TAX-EXEMPT INVESTMENT PORTFOLIO AND ONE NON-DIVERSIFIED, TAX-EXEMPT INVESTMENT PORTFOLIO, RESPECTIVELY, EACH OFFERED BY PACIFIC HORIZON FUNDS, INC. (THE "COMPANY"). THE COMPANY IS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 AS AN OPEN-END MANAGEMENT INVESTMENT COMPANY. THE FUNDS ARE DESIGNED TO PROVIDE INSTITUTIONS WITH DAILY LIQUIDITY.

THE INVESTMENT OBJECTIVE OF THE PRIME FUND IS TO SEEK HIGH CURRENT INCOME AND STABILITY OF PRINCIPAL. THE PRIME FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING SUBSTANTIALLY ALL OF ITS ASSETS IN A DIVERSIFIED PORTFOLIO OF U.S. DOLLAR-DENOMINATED "MONEY MARKET" INSTRUMENTS SUCH AS BANK CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND REPURCHASE AGREEMENTS, IN ADDITION TO OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

THE INVESTMENT OBJECTIVE OF THE TAX-EXEMPT MONEY FUND IS TO PROVIDE AS HIGH A LEVEL OF CURRENT INTEREST INCOME EXEMPT FROM FEDERAL INCOME TAXES AS IS CONSISTENT WITH RELATIVE STABILITY OF PRINCIPAL.

THE INVESTMENT OBJECTIVE OF THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND IS TO SEEK AS HIGH A LEVEL OF CURRENT INTEREST INCOME FREE OF FEDERAL INCOME TAX AND CALIFORNIA STATE PERSONAL INCOME TAX AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND RELATIVE STABILITY OF PRINCIPAL.

THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND IS, AND THE TAX-EXEMPT MONEY FUND (COLLECTIVELY, THE "TAX-EXEMPT FUNDS") MAY BE, CONCENTRATED IN SECURITIES ISSUED BY THE STATE OF CALIFORNIA OR ENTITIES WITHIN THE STATE OF CALIFORNIA, AND THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, INVESTMENT IN THE TAX-EXEMPT FUNDS MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.


THIS PROSPECTUS BRIEFLY SETS FORTH CERTAIN INFORMATION ABOUT THE FUNDS DESCRIBED HEREIN THAT INVESTORS SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUNDS IS CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 16, 1997, THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE TO INVESTORS UPON REQUEST AND WITHOUT CHARGE BY CALLING THE FUNDS' DISTRIBUTOR AT
(800) 426-3863. THE STATEMENT OF ADDITIONAL INFORMATION, AS IT MAY FROM TIME TO TIME BE REVISED, IS INCORPORATED IN ITS ENTIRETY BY REFERENCE INTO THIS PROSPECTUS. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP.//WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                                           (Continued next page)

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Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America National Trust and Savings Association or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Each Fund seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions, although there can be no assurance that it will be able to do so on a continuous basis. Investment in the Funds involves investment risk, including the possible loss of principal amount invested.
--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in the Statement of Additional Information and the Funds' official sales literature, in connection with the offering of the Funds' shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. This Prospectus does not constitute an offer by the Funds or by the distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the distributor to make such offer in such jurisdiction.

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THE TAX-EXEMPT FUNDS SEEK TO ACHIEVE THEIR OBJECTIVES BY INVESTING PRIMARILY IN U.S. DOLLAR-DENOMINATED OBLIGATIONS THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX, AND IN THE CASE OF THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND, IS ALSO EXEMPT FROM TAXATION UNDER THE LAWS OR CONSTITUTION OF CALIFORNIA.

S SHARES ARE AVAILABLE TO CUSTOMERS WHO PURCHASE SUCH SHARES THROUGH CASH MANAGEMENT SERVICES, SUCH AS A SWEEP ACCOUNT ("SWEEP ACCOUNT") OFFERED BY BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, ANY OF ITS BANKING AFFILIATES ("BANK OF AMERICA") AND CERTAIN OTHER FINANCIAL SERVICE ORGANIZATIONS, SUCH AS BANKS OR BROKER-DEALERS ("SERVICE ORGANIZATIONS"). A SWEEP ACCOUNT COMBINES A DEPOSIT ACCOUNT (THE "TRANSACTION ACCOUNT") WITH A DAILY SWEEP OF BALANCES TO OR FROM THE PRIME, TAX-EXEMPT MONEY OR CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS' S SHARES. BANK OF AMERICA OR SERVICE ORGANIZATIONS, AS APPLICABLE, ARE RESPONSIBLE FOR PROVIDING PERSONS INVESTING IN S SHARES THROUGH A SWEEP ACCOUNT WITH SWEEP ACCOUNT MATERIALS (THE "SWEEP MATERIALS") DESCRIBING THE VARIOUS FEATURES AND OPERATIONS OF THE SWEEP ACCOUNT. THE SWEEP MATERIALS SHOULD BE REVIEWED IN CONJUNCTION WITH THIS PROSPECTUS.

BANK OF AMERICA, SAN FRANCISCO, CALIFORNIA ACTS AS INVESTMENT ADVISER TO THE FUNDS. CONCORD FINANCIAL GROUP, INC. (THE "DISTRIBUTOR"), AN INDIRECT-WHOLLY OWNED SUBSIDIARY OF THE BISYS GROUP, INC. SPONSORS THE FUNDS AND ACTS AS THEIR DISTRIBUTOR AND THE BISYS GROUP, INC. ACTS AS THEIR ADMINISTRATOR, NEITHER OF WHICH IS AFFILIATED WITH BANK OF AMERICA.


PORTFOLIO SECURITIES HELD BY EACH FUND HAVE REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS FROM THE DATE OF PURCHASE BY THE FUND. PORTFOLIO SECURITIES WHICH HAVE CERTAIN PUT OR DEMAND FEATURES EXERCISABLE BY A FUND WITHIN THIRTEEN MONTHS (AS WELL AS CERTAIN U.S. GOVERNMENT OBLIGATIONS WITH FLOATING OR VARIABLE INTEREST RATES) AND SECURITIES HELD AS COLLATERAL FOR REPURCHASE AGREEMENTS MAY HAVE LONGER MATURITIES.

                                    CONTENTS


                                    PAGE
                                    ----
EXPENSE INFORMATION                   2

INVESTMENT OBJECTIVES AND
  POLICIES                            4

OTHER INVESTMENT PRACTICES            8

SPECIAL CONSIDERATIONS AND RISKS     10

INVESTMENT LIMITATIONS               12

INVESTMENT DECISIONS                 14

MANAGEMENT OF THE FUNDS              14

PURCHASE AND REDEMPTION OF SHARES    16

DIVIDENDS, DISTRIBUTIONS AND
  TAXES                              17

DESCRIPTION OF SHARES                19



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          DISTRIBUTOR:                            INVESTMENT ADVISER:
          Concord Financial Group, Inc.           Bank of America National Trust and Savings Association
          3435 Stelzer Road                       555 California Street
          Columbus, OH 43219                      San Francisco, California 94104
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EXPENSE INFORMATION

The following table sets forth certain information regarding the shareholder transaction expenses imposed by each Fund and the annual operating expenses expected to be incurred by each Fund with respect to its S Shares for the first twelve months of operation. Actual expenses may vary. Hypothetical examples based on the table are also shown.
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                                                                                                   CALIFORNIA
                                                                                  TAX-EXEMPT       TAX-EXEMPT
                                                                     PRIME       MONEY MARKET     MONEY MARKET
                                                                     FUND            FUND             FUND
                                                                   ---------     ------------     ------------

                                                                       S              S                S
                                                                   SHARES(1)      SHARES(1)        SHARES(1)
                                                                   ---------     ------------     ------------
                                        SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on
    Purchases....................................................     None           None             None
  Maximum Sales Load Imposed on Reinvested Dividends.............     None           None             None
  Maximum Deferred Sales Load....................................     None           None             None
  Redemption Fees(2).............................................     None           None             None
  Exchange Fees..................................................     None           None             None

                                         ANNUAL FUND OPERATING EXPENSES
                                    (as a percentage of average net assets)
  Management Fees(3).............................................     .19%(4)        .20%             .20%
  Rule 12b-1 Fees(5).............................................     .30%           .30%             .30%
  Shareholder Service Fees.......................................     .25%           .25%             .25%
  All Other Expenses.............................................     .04%           .08%             .05%
                                                                     -----        -------          -------
  Total Operating Expenses.......................................     .78%           .83%             .80%
                                                                     =====        =======          =======



 ----------------

 (1) Additional fees charged by Bank of America or Service Organizations related to the Sweep Account are not included in this table. For additional information with respect to Sweep Account fees and charges, including a description of the services available to Sweep Account holders, you should refer to the Sweep Materials.

 (2) The Company reserves the right to impose a charge for wiring redemption fees.

 (3) The Funds incur an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of each Fund's average daily net asset value.


 (4) Due to established breakpoints, management fees decreases as the Fund's assets increase. The effective advisory fee is .09% of the Fund's average net assets.



 (5) Absent fee waivers, Rule 12b-1 fees, would be 0.75% of average daily net assets. Because of the Distribution Plan Payment paid by S Shares as shown in the above table, long-term Class S shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulations, Inc.


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                            EXAMPLES                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                    -------   --------   --------   --------
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Prime Fund S Shares............................................     $8        $25        $43        $ 97
  Tax-Exempt Money Fund S Shares.................................     $8        $26        $46        $103
  California Tax-Exempt Money Market Fund S Shares...............     $8        $26        $44        $ 99


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The foregoing Expense Summary and Example are intended to assist investors in S Shares in understanding the various shareholder transaction and operating expenses that investors bear either directly or indirectly. Investors bear operating expenses indirectly since they reduce the amount of income paid by the Funds to investors as dividends. From time to time, the investment adviser and administrator may prospectively waive a portion of their respective fees and/or assume certain expenses of the Funds. This waiver or assumption of expenses may be modified or terminated at any time. See "Management of the Funds" and "Description of Shares" for more complete descriptions of the various expenses referred to above.



THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN AND OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.



YIELD INFORMATION. From time to time a Fund may quote its "yield," "effective yield" and "tax-equivalent yield" in advertisements or in communications to shareholders. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be identified in the advertisement or report). This income is then "annualized"-- that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" of a Fund is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. A Fund's "tax-equivalent yield" shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal, and in the case of the California Tax-Exempt Money Market Fund, California income tax at a stated tax rate. A Fund's "tax-equivalent yield" will always be higher than its yield.



Additionally, the yields of a Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the Funds' yields may be compared to IBC Financial Data, Inc.("IBC") Tax-Free Money Fund Average and IBC Money Fund Averages, which are averages compiled by IBC Money Fund Report. Yield data as reported in national financial publications, including Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of a Fund. A complete listing of the indices, rankings and publications discussed above is contained in the Statement of Additional Information.


Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the shares of a Fund with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Bank of America or Shareholder Organizations (defined below) directly to their customer accounts in connection with investments in shares of a Fund (which fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income) will not be included in the Fund's calculations of yield.

INVESTMENT OBJECTIVES AND
POLICIES

IN GENERAL


This section describes the investment objectives and policies of the Funds. Assets of the Funds will be invested in dollar-denominated debt securities with remaining maturities of thirteen months or less as defined by the Securities and Exchange Commission (the "SEC"), and the dollar-weighted average portfolio maturity of each Fund will not exceed 90 days. All securities acquired by the Funds will be determined by the investment adviser, under guidelines established by the Company's Board of Directors, to present minimal credit risks. Securities acquired by the Prime Fund will be U.S. Government Securities or other "First Tier Securities" (as defined by the SEC) of the types described below. Securities acquired by the Tax-Exempt Money Fund will, under normal market conditions, be "First Tier Securities" (as defined by the SEC), of the types defined below. During temporary defensive periods or if in the investment adviser's opinion suitable First Tier Securities are not available for investment, however, the Tax-Exempt Money Fund may also acquire "Eligible Securities" (as defined by the SEC) of the types defined below. Securities acquired by the California Tax-Exempt Money Market Fund will be Eligible Securities. First Tier Securities consist of instruments that are rated at the time of purchase in the top rating category by one (if rated by only one) or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") including Standard and Poor's Ratings Group, Division of McGraw-Hill ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. ("Duff & Phelps") , Thompson Bankwatch, Inc. ("Thompson's") or Fitch Investors Service, Inc. ("Fitch") or issued by issuers with such ratings. Eligible Securities consist either of instruments that are rated at the time of purchase in the top two rating categories by one or more NRSROs, or are issued by issuers with such ratings. The Appendix to the Statement of Additional Information includes a description of the applicable NRSRO ratings. Unrated instruments (including instruments with long-term but not short-term ratings) purchased by a particular Fund will be of comparable quality to the rated instruments that the Fund may purchase, as determined by the Funds' investment adviser pursuant to guidelines approved by the Board of Directors.


PRIME FUND. The Prime Fund's investment objective is to seek high current income and stability of principal. The Fund invests substantially all of its assets in a diversified portfolio of U.S. dollar-denominated money market instruments such as bank certificates of deposit and bankers' acceptances, commercial paper (including variable and floating rate instruments) and repurchase agreements, in addition to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Portfolio securities held by the Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. (Portfolio securities which are subject to repurchase agreements or have certain put or demand features exercisable by the Fund within thirteen months, as well as certain U.S. Government obligations with floating or variable interest rates, may have longer maturities.)

In pursuing its investment objective, the Prime Fund invests in a broad range of government, bank and commercial obligations that may be available in the money markets. The money market instruments in which the Fund invests will generally have neither as much risk nor as high a return as longer-term or lower-rated instruments. In accordance with current regulations of the Securities and Exchange Commission, the Fund intends to limit its investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days.

The Prime Fund may purchase bank obligations such as certificates of deposit and bankers' acceptances issued or supported by the credit of domestic banks, foreign branches of domestic banks ("Euro CDs") or domestic branches of foreign banks ("Yankee CDs" and "Yankee BAs") or foreign branches of foreign banks ("Yankee Euros"). Such banks must have total assets at the time of purchase in excess of $2.5 billion. No more than 25% of the Prime Fund's total assets at the time of purchase may be invested in Yankee CDs and BAs, Euro CDs and Yankee Euros. The Prime Fund may also make interest-bearing savings deposits in such commercial banks in amounts not in excess of 5% of the Fund's total assets.

The Prime Fund may be subject to additional investment risks because the Prime Fund may hold securities issued by foreign branches of domestic banks, domestic branches of foreign banks and foreign branches of foreign banks (and, as described below, commercial paper issued by foreign issuers). These risks are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the branch is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities. In addition, foreign branches of domestic banks, domestic branches of foreign banks and foreign branches of foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic branches of domestic banks (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information) and the Fund may experience difficulties in obtaining or enforcing a judgment against the issuing bank.


The Prime Fund may purchase commercial paper, short-term notes and corporate bonds that meet the Prime Fund's maturity limitations. Commercial paper purchased by the Prime Fund may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.


The Prime Fund may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Prime Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Prime Fund through or with the assistance of the issuer or investment dealers that make a market in
Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

TAX-EXEMPT MONEY FUND. The Tax-Exempt Money Fund's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal. The Tax-Exempt Money Fund invests substantially all of its assets in a diversified portfolio of U.S. dollar-denominated short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal

Securities"). Portfolio securities held by the Tax-Exempt Money Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. (Portfolio securities which have certain put or demand features exercisable by the Tax-Exempt Money Fund within thirteen months or are subject to repurchase agreements may have longer maturities.)

As a matter of fundamental policy, under normal market conditions at least 80% of the Tax-Exempt Money Fund's total assets will be invested in Municipal Securities (other than private activity bonds, the interest on which is treated as a specific tax preference item under the federal alternative minimum tax). The Tax-Exempt Money Fund may also invest in taxable obligations and may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Tax-Exempt Money Fund's investment adviser, suitable tax-exempt obligations are not available. Uninvested cash reserves will not earn income. Taxable obligations acquired by the Tax-Exempt Money Fund will not exceed under normal market conditions 20% of the Fund's total assets at the time of purchase. Such taxable obligations include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks and commercial paper. Because the Tax-Exempt Money Fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Tax-Exempt Money Fund and affect its share price. These obligations are described further in the Statement of Additional Information.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND. The California Tax-Exempt Money Market Fund's investment objective is to seek as high a level of current interest income free of federal income tax and California state personal income tax as is consistent with the preservation of capital and relative stability of principal. The California Tax-Exempt Money Market Fund's assets are primarily invested in Municipal Securities issued by or on behalf of the State of California and other governmental issuers. Municipal Securities acquired by the California Tax-Exempt Money Market Fund will generally have remaining maturities of thirteen months or less.

As a matter of fundamental policy, under normal market conditions at least 80% of the California Tax-Exempt Money Market Fund's net assets will be invested in Municipal Securities the interest on which is exempt from taxation under the California Constitution or the laws of California ("California Municipal Securities"). So long as at least 50% of the California Tax-Exempt Money Market Fund's total assets are invested in debt obligations the interest on which is exempt from taxation by the state of California ("California Exempt Securities," which are generally limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations) as of the end of each quarter, dividends paid by the Fund which are derived from interest on California Exempt Securities will be exempt from California state personal income tax; if this policy is not achieved, no portion of the California Tax-Exempt Money Market Fund's dividends will be exempt from California state personal income tax. Dividends derived from interest on Municipal Securities other than California Municipal Securities will be subject to California state personal income tax. See "Taxes."

The California Tax-Exempt Money Market Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the California Tax-Exempt Money Market Fund's investment adviser, suitable tax-exempt obligations are unavailable. In accordance with the California Tax-Exempt Money Market Fund's investment objective, and subject to the California Tax-Exempt Money Market Fund's fundamental policy that under normal market conditions 80% of its net assets be invested in California Municipal Securities, investments may be made in taxable obligations of up to thirteen months in maturity if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary defensive purposes. Such taxable obligations include, without limitation, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks and commercial paper. Because the California Tax-Exempt Money Market Fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. These obligations are further described in the Statement of Additional Information. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities. Additionally, the California Tax-Exempt Money Market Fund will not invest more than 10% of its net assets in securities that are illiquid because of the absence of a readily available market or otherwise, including repurchase agreements providing for settlement more than seven days after notice.

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities which may be held by the Tax-Exempt Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Tax-Exempt Funds are in most cases revenue securities, which are not payable from the unrestricted revenues of the issuers. Consequently, the credit quality of such private activity bonds is usually directly related to the credit ratings of the users of the facility involved. The Tax-Exempt Funds may also acquire "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal income tax. Municipal Securities also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loan obligations. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Tax-Exempt Funds may also purchase tax-exempt commercial paper.

Securities acquired by the Tax-Exempt Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Tax-Exempt Funds may also purchase from time to time participation interests in debt securities held by trusts or financial institutions. A participation interest gives a Tax-Exempt Fund involved an undivided interest (up to 100%) in the underlying obligation. Participation interests purchased by a Tax-Exempt Fund may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less as determined in accordance with the regulations of the Securities and Exchange Commission (although the securities held by the issuer may have longer maturities). If a participation interest is unrated, the investment adviser will have determined that the interest is of comparable quality to those instruments in which the Tax-Exempt Fund involved may invest pursuant to guidelines approved by the Company's Board of Directors. For certain participation interests, the Tax-Exempt Fund involved will have the right to demand payment, on not more than 30 days' notice, for all or any part of such participation interest, plus accrued interest. As to these instruments, the Tax-Exempt Funds intend to exercise their right to demand payment as needed to provide liquidity, to maintain or improve the quality of their respective investment portfolios or upon a default (if permitted under the terms of the instrument). Although a participation interest may be sold by a Fund, under normal circumstances they will be held until maturity.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular federal income tax (and, with respect to California Municipal Securities, California state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Exempt Funds nor their investment adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

OTHER INVESTMENT PRACTICES

GOVERNMENT OBLIGATIONS. The Prime Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Small Business Administration, are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal Home Loan Bank), by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as obligations of the Federal National Mortgage Association), or only by the credit of the agency or instrumentality issuing the obligation (such as the Student Loan Marketing Association). Securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any agency or instrumentality if it is not obligated to do so by law.

Certain securities issued or guaranteed by all governmental agencies may be prepaid by the issuer without penalty. Thus, when prevailing interest rates decline, the value of these securities is not likely to rise on a comparable basis with other debt securities that are not so prepayable. The proceeds of prepayments and scheduled payments of principal of these securities will be reinvested by a Fund at then-prevailing interest rates, which may be lower than the rate of interest on the securities on which these payments were received.


"STRIPPED" SECURITIES. Each Fund may invest in "stripped" securities, which are U.S. Treasury bonds and notes the unmatured interest coupons of which have been separated from the underlying principal obligation. Stripped securities are zero coupon obligations that are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.


VARIABLE AND FLOATING RATE INSTRUMENTS. Securities purchased by a Fund may include variable and floating rate instruments, which may have a stated maturity in excess of a Fund's maturity limitations but which will, except with respect to certain U.S. Government obligations purchased by a Fund, permit the Fund involved to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary, in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by a Fund are subject to a Fund's percentage limitations on illiquid investments. The creditworthiness of the issuers of such instruments and their ability to repay principal and interest will be continuously monitored by a Fund's investment adviser.

Variable and floating rate instruments purchased by the Prime Fund may include participation certificates issued by trusts or financial institutions in variable and floating rate obligations owned by such issuers or affiliated organizations. A participation certificate gives the Prime Fund a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice. If the credit of the obligor is of minimal credit risk, no credit support from a bank or other financial institution will be necessary. In other circumstances, the participation certificate will be backed by an irrevocable letter of credit or guarantee of a bank, or will be insured by an insurer, that the Funds' investment adviser has determined meets the quality standards for the Prime Fund. If an interest is backed by an irrevocable letter of credit or guarantee of a bank or is insured as described above, the Prime Fund will usually have the right to sell the interest back to the institution or draw on the letter of credit or insurance policy on demand after a specified notice period, for all or any part of the principal amount of the interest plus accrued interest. Although a participation interest may be sold by the Prime Fund, under normal circumstances they will be held until maturity.

The Prime Fund may also invest in obligations which provide for a variable or floating interest rate which is determined through a periodic "auction process." From time to time, holders of the obligations have the right to tender any such obligations to a remarketing agent which then remarkets the obligations which have been tendered and thereby determines a new interest rate for the following period.

WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes securities transactions in the secondary market for which settlement will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. A Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of its total assets absent unusual market conditions. A Fund's liquidity and the ability of the investment adviser to manage its portfolio may be adversely affected in the event its forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 25% of the value of its total assets. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their respective investment objectives.

STAND-BY COMMITMENTS. The Tax-Exempt Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. The Tax-Exempt Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Tax-Exempt Funds expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Tax-Exempt Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

REPURCHASE AGREEMENTS. The Funds may agree to purchase securities from financial institutions, such as banks and broker-dealers, as are deemed creditworthy by the investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding thirteen months, the Funds intend only to enter into repurchase agreements having maturities not exceeding 60 days. Securities subject to repurchase agreements are held either by the Company's custodian, or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is greater than the repurchase price. Default by the seller would, however, expose the Fund involved to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940.

REVERSE REPURCHASE AGREEMENTS. The Funds may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions and agree to repurchase them at an agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and the investment adviser will continuously monitor the account to ensure that the value is maintained. A Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund involved may decline below the price of the securities the Fund is obligated to repurchase. Interest paid by a Fund in connection with a reverse repurchase agreement will reduce the net investment income of the Fund. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940. A Fund will not purchase securities while it has borrowings (including reverse repurchase agreements) outstanding.

SPECIAL CONSIDERATIONS AND RISKS

In seeking to achieve their respective investment objectives the Tax-Exempt Funds may invest in Municipal Securities that are private activity bonds the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. See "Taxes." Investments in such securities, however, will not exceed under normal market conditions 20% of a Tax-Exempt Fund's total assets when added together with any taxable investments held by a Tax-Exempt Fund. Moreover, although the Tax-

Exempt Funds do not presently intend to do so on a regular basis, they may invest more than 25% of their respective assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the investment adviser. Additionally, although the Tax-Exempt Money Fund may invest more than 25% of its assets in Municipal Securities the issuers of which are located in the same state, it does not presently intend to do so on a regular basis other than issuers located in California. To the extent a Tax-Exempt Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects or issued by issuers located in the same state, the Fund will be subject to the peculiar economic, political and business risks presented by the laws and economic conditions relating to such states and projects to a greater extent than it would be if its assets were not so concentrated.

The California Tax-Exempt Money Market Fund is classified as a non-diversified investment company under the Investment Company Act of 1940. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

The California Tax-Exempt Money Market Fund is, and the Tax-Exempt Money Fund may be, concentrated in securities issued by the State of California or entities within the State of California, and the California Tax-Exempt Money Market Fund may invest a significant percentage of its assets in a single issuer. Therefore, investment in the Tax-Exempt Funds may be riskier than an investment in other types of money market funds.

The concentration in California Municipal Securities by the California Tax-Exempt Money Market Fund and the Tax-Exempt Money Fund raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of California issues with the yield of a more diversified portfolio including non-California issues before making an investment decision.

Many of the Tax-Exempt Funds' Municipal Securities are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.

Because of the complex nature of the various initiatives mentioned above and certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local California governmental entities, it is not presently possible to determine the impact of these initiatives and related measures on the ability of California governmental issuers to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to Municipal Securities of California governmental issuers over the past several years.

In addition to the various initiatives discussed above, economic factors such as the reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse impact on the economy of California. In recent years, these economic factors reduced revenues to the state government at a time when expenses of state government such as education costs, various welfare costs and other expenses were rising. Such economic factors adversely impacted the ability of state and local California governmental entities to repay debt, and these factors, and others that cannot be predicted, may have an adverse impact in the future.

In addition to the risk of nonpayment of state and local California governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by the Funds pursuant to current Securities and Exchange Commission regulations. Since there are large numbers of buyers of such debt that are similarly restricted, the supply of Eligible Securities (as defined above) could become inadequate at certain times. A more detailed description of special factors affecting investments in California Municipal Securities, of which investors should be aware, is set forth in the Statement of Additional Information.

INVESTMENT LIMITATIONS

The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares (as defined in the Investment Company Act of 1940). A Fund's policies may be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of such Fund's outstanding shares, except that the following investment limitations may not be changed without such a vote of shareholders. A description of certain other fundamental investment limitations is contained in the Statement of Additional Information.

The Prime Fund may not:

1. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by instruments of domestic branches of U.S. banks or obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) the industry classification of utilities will be determined according to their service. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

2. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amount borrowed or 10% of its total assets at the time of such borrowing; or purchase securities at any time after such borrowings (including reverse repurchase agreements) have been entered into and before they are repaid.

3. Purchase securities without available market quotations which cannot be sold without registration or the filing of a notification under federal or state securities laws, enter into repurchase agreements providing for settlement more than seven days after notice, or purchase any other securities deemed illiquid by the Directors if, as a result, such securities and repurchase agreements would exceed 10% of the Fund's total assets.

The Prime Fund intends that, except as stated above under "Common Investment Policies -- Variable and Floating Rate Instruments," variable amount master demand notes with maturities of nine months or less, as well as any investments in securities that are not registered under the Securities Act of 1933 but that may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Directors or the Investment Adviser (pursuant to guidelines adopted by the Board) will not be subject to the 10% limitation on illiquid securities set forth in Investment Limitation No. 3 above.

The Tax-Exempt Money Fund may not:

1. Under normal circumstances invest less than 80% of its total assets in Municipal Securities (other than private activity bonds the interest on which may be subject to the federal alternative minimum tax).

2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in Municipal Securities or obligations issued or guaranteed by the Federal Government and its agencies and instrumentalities;
   (b) although there is no limitation with respect to investments in certificates of deposit and bankers' acceptances issued by domestic branches of United States banks, no more than 10% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and no more than 25% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and foreign branches of domestic banks;
   (c) each utility service (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (d) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

3. Borrow money except from banks for temporary purposes and in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient. The Fund will not purchase any securities while borrowings are outstanding. Interest paid on borrowed funds will reduce the net investment income of the Fund.)

4. Invest more than 10% of the value of its total assets in securities with legal or contractual restrictions on resale (including repurchase agreements with terms greater than seven days).

The California Tax-Exempt Money Market Fund may not:

1. Under normal market conditions invest less than 80% of its net assets in California Municipal Securities.

2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing.

INVESTMENT DECISIONS

Investment decisions for each Fund are made independently from those for other Portfolios of the Company, other investment companies and common trust fund managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or common trust fund, available investments or opportunities for sales will be allocated in a manner which Bank of America believes to be equitable. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund. In addition, in allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may take into account the sale of shares of a Fund by broker-dealers and other financial institutions (including affiliates of Bank of America and the Funds' Distributor), provided Bank of America believes that the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other unaffiliated qualified firm.

MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS. The business of the Company is managed under the direction of its Board of Directors. Information about the Directors and Officers of the Company is included in the Statement of Additional Information.


INVESTMENT ADVISER. Bank of America serves as the Funds' investment adviser. Bank of America, which has its principal offices at 555 California Street, San Francisco, California 94104 is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, corporate offices and representative offices in 37 foreign countries and territories. Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since it commenced operations in 1984. Bank of America and its affiliates have over $50 billion under management, including over $14 billion in mutual funds. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company.



As investment adviser, Bank of America manages the Funds' investments and is responsible for all purchases and sales of the Funds' portfolio securities. For its investment advisory services Bank of America is entitled to receive a fee accrued daily and payable monthly at the following annual rates: .10% of the first $3 billion of each Fund's average daily net assets, plus .09% of the next $2 billion of each Fund's average daily net assets, plus .08% of each Fund's average daily net assets over $5 billion. For the fiscal year ended February 28, 1997, the Prime Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund paid Bank of America advisory fees at the effective annual rates of
 .09%, .10%, .10%, of their respective average daily net assets.

In addition, Bank of America may receive fees pursuant to the Distribution and Services Plan with respect to the Funds' S Shares. Bank of America and Service Organizations may receive fees charged directly to their customers' accounts in connection with investments in S Shares of the Funds.


ADMINISTRATOR. The BISYS Group, Inc. (the "Administrator"), through its wholly-owned subsidiary BISYS Fund Services, L.P., serves as the Company's administrator and assists generally in supervising the Funds' operations. Their offices are located at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219-3035. Prior to November 1, 1996, Concord Holding Company, Inc., an indirect, wholly-owned subsidiary of the current Administrator, served as administrator (the "Prior Administrator").


Under its basic administrative services agreement for the Funds, the Administrator has agreed to: provide the facilities, equipment and personnel necessary to carry out administrative services for the benefit of all series of shares in the Funds; including coordination of the preparation of reports to shareholders of the Funds and the Securities and Exchange Commission; calculation of the net asset value of the Funds' shares; calculation of the dividends and capital gains distributions to shareholders; payment of the costs of maintaining the Funds' offices; preparation of tax returns; provision of internal legal and accounting compliance services; maintenance (or oversight of the maintenance by others approved by the Board of Directors) of the Funds' books and records; and provision of various services for shareholders (such as the provision of a facility to receive purchase and redemption orders) for shareholders who have made a minimum investment of at least $500,000.


For its administrative services, the Administrator is entitled to receive an administration fee computed daily and payable monthly at the following annual rates: .10% of the first $7 billion of each Fund's average daily net assets, plus .09% of the next $3 billion of each Fund's average daily net assets, plus
 .08% of each Fund's average daily net assets over $10 billion. This amount may be reduced pursuant to certain undertakings by the Administrator described below under "Fee Waivers." For the fiscal year ended February 28, 1997, the Prime Fund, Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund paid the Administrator or Prior Administrator administration fees at the effective annual rates of .10% of their respective average daily net assets.


Pursuant to the authority granted in its agreement with the Company, the Administrator has entered into an agreement with The Bank of New York under which the bank performs certain of the services listed above -- e.g. calculating the net asset value of the Funds' shares and dividends paid to shareholders and maintaining the Funds' books and records. The Funds bear all fees and expenses charged by The Bank of New York for these services.

DISTRIBUTOR. Concord Financial Group, Inc. (the "Distributor") is the principal underwriter and distributor of shares of the Funds. The Distributor is an indirect, wholly-owned subsidiary of the Administrator, organized to distribute shares of mutual funds to institutional and retail investors. Its offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The Distributor makes a continuous offering of the Funds' shares and bears the costs and expenses of printing and distributing to selected dealers and prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of the Funds (after such items have been prepared and set in type by the Funds) that are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by selected dealers in connection with the offering of the Funds' shares for sale to the public.

CUSTODIAN AND TRANSFER AGENT. The Bank of New York, located at 90 Washington Street, New

York, New York 10286, serves as the Funds' custodian and Bank of America serves as the Prime Fund's sub-custodian. BISYS Fund Services, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Administrator, 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as transfer agent and dividend disbursing agent. The Company has also entered into a Cash Management and Related Services Agreement with The Bank of New York pursuant to which The Bank of New York receives and disburses funds in connection with the purchase and redemption of, and the payment of dividends and other distributions with respect to the Funds' shares.

FEE WAIVERS. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service contractors bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers. From time to time, during the course of each Fund's fiscal year, Bank of America and/or the Administrator may prospectively waive payments of fees and/or reimburse certain expenses of the Funds as a result of competitive pressures and in order to preserve and protect the business and reputation of Bank of America and the Administrator. This will have the effect of lowering the overall expense ratio of such Fund and of increasing such Fund's yield to investors at the time such fees are waived or expenses reimbursed, and of increasing the overall expense ratio of such Fund and of decreasing yield to investors when such fees are not waived or expenses not reimbursed.

PURCHASE AND REDEMPTION OF SHARES

HOW S SHARES ARE PURCHASED. S Shares of the Funds are offered by this Prospectus to customers of Bank of America, any of its banking affiliates or Service Organizations that establish cash management services, such as a Sweep Account with Bank of America, any of its banking affiliates or a Service Organization. Each Sweep Account combines a Transaction Account with a periodic sweep of balances to or from the Funds. Investors may open a Sweep Account by completing and signing the appropriate Sweep Materials. The Sweep Materials contain important information about the various features and operations of the Sweep Account and should be reviewed in conjunction with this Prospectus.


S Shares may be purchased on any Business Day (as defined below) that Bank of America, any of its banking affiliates and the particular Service Organization are open for business by making a deposit into your Transaction Account. On each day that both the Funds' custodian and the New York Stock Exchange (the "Exchange") are open for business (a "Business Day") and Bank of America, any of its banking affiliates and a Service Organization are open for business, Bank of America, any of its banking affiliates or a Service Organization computes the net amount of all deposits, withdrawals, charges and credits made to and from a Transaction Account in accordance with their Sweep Account procedures (the "Net Sweep Amount"). If deposits and credits exceed withdrawals and charges, you authorize Bank of America, any of its banking affiliates or a Service Organization, on your behalf, to transmit a purchase order to the Fund designated in your Sweep Account in the amount of that day's Net Sweep Amount in accordance with the Sweep Account procedures of Bank of America, any of its banking affiliates or a Service Organization. Your purchase order will be made effective and full and fractional S Shares will be purchased at the net asset value per share next determined after receipt by the Transfer Agent. It is the responsibility of Bank of America, any of its banking affiliates or a Service Organization to transmit orders for the purchases of S Shares by its customers to the Transfer Agent and deliver required funds on a timely basis, in accordance with the procedures stated above. Share purchases and redemptions executed through Bank of America, any of its banking affiliates or a Service Organization are executed only on Busi-ness Days that Bank of America, any of its banking affiliates and a Service Organization, respectively, are open for business. Contact Bank of America, any of its banking affiliates or your Service Organization for additional information about Bank of America's, any of its banking affiliates, or the Service Organizations' Sweep Account procedures.


HOW S SHARES ARE REDEEMED. If, on any Business Day Bank of America, any of its banking affiliates and the particular Service Organization are open for business, withdrawals and charges to your Sweep Account, including without limitation check transactions, exceed deposits and credits, Bank of America, any of its banking affiliates or the particular Service Organization, as applicable, will transmit a redemption order on your behalf to the Fund in the dollar amount of that day's Net Sweep Amount. If your Sweep Account with Bank of America, any of its banking affiliates or the particular Service Organization, as applicable, is closed as described in the Sweep Materials, Bank of America, any of its banking affiliates or the particular Service Organization, as applicable, will normally transmit a redemption request on your behalf to the Fund for the balance of the S Shares of the Fund held through your Sweep Account. Redemptions are effected by the Company on a Business Day at the net asset value per share next determined after receipt of the redemption order by the Transfer Agent. It is the responsibility of Bank of America, any of its banking affiliates or the particular Service Organization to transmit the redemption order and credit its customer's Transaction Account with the redemption proceeds on a timely basis. Bank of America, any of its banking affiliates or the Service Organization may withhold redemption proceeds pending check collection or processing or for other reasons all as set forth more fully in the Sweep Materials.

OTHER REDEMPTION INFORMATION -- S SHARES. Redemption orders are effected on a Business Day at the net asset value per share next determined after receipt of the order by the Transfer Agent. The Funds will make payment for all shares redeemed after receipt by the Transfer Agent of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. A Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its shares) for such periods as are permitted under the Investment Company Act of 1940. During the period prior to the time shares are redeemed dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership. The Funds impose no charge when S Shares are redeemed.

NET ASSET VALUE. The net asset value per share of the S Shares of each Fund is the value of all securities and other assets owned by a Fund that are allocable to the S Share class, less the liabilities charged to such class, divided by the number of outstanding shares of such class. The net asset value per share of the Prime Fund is determined on each Business Day as of 2:30 p.m. Eastern time and the close of regular trading hours on the exchange (or 4:00 p.m. Eastern time if the Exchange is closed). The net asset value per share of the Tax-Exempt Money Fund is determined on each Business Day as of 12:00 noon Eastern time. The net asset value per share of the California Tax-Exempt Money Market Fund is determined on each Business Day as of 10:30 a.m. Eastern Time. In computing net asset value, each Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Purchase and Redemption of Shares." The net asset value per share for each Fund for purposes of pricing purchase and redemption orders is determined independently.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. The shareholders of a Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Fund involved. Generally, each

Fund's net income is declared daily as a dividend. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through and including the day before the redemption order for the shares is executed. Dividends are paid within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any such capital gains as may be realized will be distributed no more than twice a year after reduction for any available capital loss carry forward.


Dividends are paid in the form of additional full and fractional shares of the same series as the shares on which the dividends are declared at the net asset value of such shares on the payment date. If you elect to receive distributions in cash, and if your checks (1) are returned and marked as "undeliverable" or
(2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election or any revocation thereof must be made in writing to the Transfer Agent at P.O. Box 182090, Columbus, Ohio, 43218-2090, and will become effective with respect to dividends paid after its receipt by the dividend disbursing agent.


TAXES. During its most recent taxable year, each Fund qualified separately as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and the Funds intend that they will each so qualify in future years as long as such qualification is in the best interests of its shareholders. As a result of this qualification, each Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code.

In connection with such tax qualification, the Prime Fund contemplates distributing to its shareholders at least 90% of its investment company taxable income for each taxable year. An investor of the Prime Fund who receives a dividend derived from investment company taxable income (including any excess of net short-term capital gain over net long-term loss) treats it as a receipt of ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of the Fund. Because all of the net investment income of the Fund is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to shareholders who are not exempt from federal income taxes and that no part of any distribution paid by the Fund will be eligible for the dividends received deduction for corporations.

Although each Fund anticipates that it will not have net long-term capital gain, any distribution of the Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to shareholders of the Fund as long-term capital gain, regardless of how long the shareholders has held shares of the Fund.

The policy of each Tax-Exempt Fund is to distribute to its shareholders at least 90% of its exempt-interest income, net of certain deductions, for each taxable year. Dividends derived from interest on Municipal Securities (known as exempt-interest dividends) and paid to shareholders typically will not be subject to regular federal income tax.

With respect to the California Tax-Exempt Money Market Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of California Exempt Securities and if the Fund qualifies as a regulated investment company under the Code, then the Fund will be qualified to pay dividends exempt from California state personal income tax to its shareholders. If the Fund so qualifies, dividends derived from interest attributable to California Exempt Securities will be exempt from California state personal income tax. (Such treatment may not apply, however, to investors who are "substantial users" or "related persons" with respect to facilities financed by portfolio securities held by the California Tax-Exempt Money Market Fund.) Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of such dividends are exempt from California state personal income tax.

To the extent, if any, that dividends paid to shareholders of the Tax-Exempt Funds are derived from taxable interest or from capital gains, such dividends will be subject to federal income tax and California state personal income tax, whether or not such dividends are reinvested.

The portion of dividends, if any, attributable to interest on certain private activity bonds issued after August 7, 1986 must be included by shareholders as an item of tax preference for purposes of determining liability, if any, for the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax applicable to corporations. Corporate shareholders also must take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the tax liability on such benefits.

Dividends declared in October, November or December of any calendar year payable to shareholders of record on a specified date in December will be deemed for federal tax purposes to have been paid by a Fund and received by its shareholders on December 31 of such year, if such dividends are paid during January of the following year.

OTHER STATE AND LOCAL TAXES. Investors are advised to consult their tax advisers concerning the application of state and local taxes generally, which may have different consequences from those of the federal income tax and, with respect to the California Tax-Exempt Money Market Fund, the California state personal income tax described above. Exempt-interest dividends generally will be exempt from state and local taxes as well. However, except as noted with respect to California state personal income tax, dividends paid by the Funds may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations that, if realized directly, would be exempt from such taxes.

GENERAL. Shareholders will be advised at least annually as to the federal income tax and, with respect to the California Tax-Exempt Money Market Fund, the California state personal income tax consequences of dividends and distributions made each year. The foregoing is only a brief summary of some of the important tax considerations generally affecting the respective Funds and their shareholders, and is based on tax laws and regulations in effect as of the date of this Prospectus. Such laws may be changed by administrative or legislative action. Additional tax information of relevance to particular investors, including investors who may be "substantial users" or "related persons" with respect to facilities financed by Municipal Securities, is contained in the Statement of Additional Information. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

DESCRIPTION OF SHARES

The Company was organized on October 27, 1982 as a Maryland corporation, and is registered under the Investment Company Act of 1940 as an open-end management investment company. On March 30, 1984 the Company commenced its public sale of shares (Pacific Horizon Shares in the Prime Fund which was originally called

"Money Market Portfolio"). The Predecessor Prime Fund and Tax-Exempt Fund originally commenced operations on July 10, 1987 as a separate portfolios of The Horizon Funds, a Massachusetts business trust. On January 19, 1990, the Predecessor Prime Fund combined with the Money Market Portfolio of the Company; the Company changed the names of its resulting portfolio to "Prime Fund"; and, in addition to continuing its offering of Pacific Horizon Shares in such Fund, the Company began offering Horizon Shares and Horizon Services Shares in the Prime Fund. On July 22, 1996, the Company began offering X Shares in the Prime Fund and on April 7, 1997, the Company began offering S Shares in the Prime Fund. X Shares are offered to retail customers who purchase such shares through a sweep account offered by BA Investment Services, Inc. and certain Service Organizations or through Bank of America's 401(k) programs. Pacific Horizon Shares may be purchased directly from the Distributor by clients of Bank of America through their qualified trust and agency accounts or by clients of Service Organizations. Horizon and Horizon Service Shares may not be purchased by individuals directly, but institutional investors may purchase Horizon and Horizon Service Shares for accounts maintained by individuals. Y Shares are offered to institutional investors who purchase such shares through a sweep account offered by Bank of America, any of its banking or brokerage affiliates and Service Organizations. Also on January 19, 1990, the Predecessor Tax-Exempt Fund was reorganized as the Tax-Exempt Money Fund of the Company and prior to July 9, 1993 had offered only two series of shares, Horizon Shares and Horizon Service Shares. On July 9, 1993, all assets and liabilities of the Company's Predecessor Tax-Exempt Fund were transferred to the Tax-Exempt Money Fund as Pacific Horizon Shares. The California Tax-Exempt Money Market Fund commenced operations on December 6, 1989 as a portfolio of the Company with a single series of shares, Pacific Horizon Shares. On March 1, 1993 the California Tax-Exempt Money Market Fund began offering Horizon Service Shares. On October 2, 1996, the Company began offering X Shares in the California Tax-Exempt Money Market Fund. The Company has also classified an S Share class of the California Tax-Exempt Money Market Fund, an S Share class of the Tax-Exempt Fund and a Y Share class of the Prime Fund.



The Company's charter authorizes the Board of Directors to issue up to four hundred billion full and fractional shares of capital stock, and to classify and reclassify any authorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series. Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Prime Fund which is classified as a diversified company under the Investment Company Act of 1940: twenty billion X Shares, twenty billion S Shares, twenty billion Horizon Shares, twenty billion Horizon Service Shares, twenty billion Pacific Horizon Shares, and twenty billion Y Shares; the following series of shares representing interests in the Tax-Exempt Money Fund: ten billion Horizon Shares, ten billion Horizon Service Shares, ten billion, Pacific Horizon Shares and ten billion S Shares and the following series of shares representing interests in the California Tax-Exempt Money Market Fund: ten billion Horizon Shares, ten billion Horizon Service Shares, ten billion Pacific Horizon Shares, ten billion S Shares and ten billion X Shares. Horizon Shares, Horizon Service Shares and Pacific Horizon Shares of the Funds and X Shares of the Prime Fund and California Tax-Exempt Money Market Fund are described in a separate Prospectus available from the Distributor at the telephone number on the cover of this Prospectus. The Board of Directors has also authorized the issuance of additional classes and series of shares representing interests in other investment portfolios of the Company, which are likewise described in separate Prospectuses available from the Distributor. This Prospectus relates primarily to the S Shares of the Funds and describes only the investment objectives and policies, operations, contracts and other matters relating to such shares.

Each Horizon Share, Horizon Service Share, Pacific Horizon Share, S Share, Y Share and X Share in a Fund has a par value of $.001, and, except as noted below, is entitled to participate equally in the dividends and distributions declared by the Board of Directors with respect to such Fund and in the net distributable assets of such Fund on liquidation. Holders of S Shares bear the fees described in this Prospectus that are paid to the Distributor and Service Organizations by the Funds under the Company's Distribution and Services Plan. Similarly, holders of a Fund's X and Y Shares bear the fees described in the Prospectus relating to such shares that are paid to the Distributor and Service Organization by such Fund or by the same Plan. The fees paid under the Distribution and Services Plan are for distribution and shareholder services and are paid to the Distributor and Shareholder Service Organizations in connection with X, Y and S Shares of the Funds, and are not paid by the Funds' Horizon, Horizon Service or Pacific Horizon Shares. Holders of a Fund's Horizon Service Shares bear the fees described in the Prospectus relating to such shares that are paid to Shareholder Organizations by the Fund under the Company's Shareholder Services Plan. Similarly, holders of the Fund's Pacific Horizon Shares bear the fees described in the Prospectuses for such shares that are paid to Shareholder Organizations by the Fund under the Company's Special Management Services Plan for Pacific Horizon Shares. Holders of Horizon Shares are not subject to fees such as those paid under the Shareholder Services Plan or the Special Management Services Plan.


As a result of the different fees borne by various series of shares of a Fund, at any given time, absent waivers of any class-specific fees or expenses, the net yield on an S Share generally will be equal to the yield on Y Share; 1.00% lower than the yield on a Horizon Share; 0.75% lower than the yield on the same Fund's Horizon Service Shares; 0.68% (.65% for the California Tax-Exempt Money Market Fund) lower than the yield on the same Fund's Pacific Horizon Shares; and 0.45% lower than the yield on the same Fund's X Shares. Standardized yield quotations will be computed separately for each series of shares.


Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by law or when class voting is permitted by the Board of Directors. It is contemplated that all shareholders of a Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and on any change in its fundamental investment limitations, and that only holders of Horizon Service Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Shareholder Services Plan. Only holders of Pacific Horizon Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Special Management Services Plan. Only holders of S Shares, Y Shares and X Shares, will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Distribution and Services Plan relating to the particular series. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant at its discretion. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable. Certificates for shares will not be issued.

The Company does not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders of the Company, at which time the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors and such meetings will be called when requested by the holders of record of 10% or more of the Company's outstanding shares of common stock. To the extent required by law and the Company's undertaking with the Securities and Exchange Commission, the Company will assist in shareholder communications in such matters. Shares have cumulative voting rights to the extent that may be required by applicable law.

DISTRIBUTION AND SERVICES PLAN. Under the Distribution and Services Plan, the Funds pay the Distributor for distribution expenses primarily intended to result in the sale of such Funds' S Shares and for shareholder servicing expenses. Such distribution expenses include expenses incurred in connection with advertising and marketing each Fund's Class S Shares; payments to Service Organizations for assistance in connection with the distribution of S Shares; and expenses incurred in connection with preparing, printing and distributing prospectuses for the Funds (except those used for regulatory purposes or for distribution to existing shareholders of the Funds) and in implementing and operating the Distribution and Services Plan. Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to the beneficial owners of S Shares, such as establishing and maintaining accounts and records relating to their clients who invest in S Shares, assisting clients in processing exchange and redemption requests, developing, maintaining and supporting systems necessary to support cash management services, such as Sweep Accounts and/or in changing dividend options and account descriptions and responding to client inquiries concerning their investments.

Under the Distribution and Services Plan, payments by the Prime Fund, Tax-Exempt Money and California Tax-Exempt Money Market Funds for distribution expenses and shareholder servicing expenses may not exceed the annual rate of up to 0.75% and
 .25%, respectively, of the average daily net assets of such Funds' S Shares. These amounts may be reduced pursuant to undertakings by the Distributor. Payments for distribution expenses under the Distribution and Services Plan are subject to Rule 12b-1 under the 1940 Act. As stated below under "Description of Shares," fees pursuant to the Distribution and Services Plan are borne by the S and X Shares of the Funds and are not paid with respect to such Funds' other series of shares. As of the fiscal year ended February 28, 1997, no S Shares were outstanding.

The Company will obtain a representation from the Service Organizations (and from Bank of America and the Distributor) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

                              PACIFIC HORIZON MUTUAL FUNDS


         MRA-0001


         Ri-715-6/97



                                        S SHARES

                                         OF THE
                                       PRIME FUND,
                                  TAX-EXEMPT MONEY FUND
                                         AND THE
                                  CALIFORNIA TAX-EXEMPT
                                    MONEY MARKET FUND

                                       PROSPECTUS
                                      June 16, 1997


                                    NOT FDIC INSURED

                           PACIFIC HORIZON FUNDS, INC.

                                 S Shares of the
                                  Treasury Fund

                              --------------------


Form N-1A Item                                                   Prospectus Caption
--------------                                                   ------------------

Part A
------
1.  Cover Page.................................................    Cover Page

2.  Synopsis...................................................    Expense Summary

3.  Condensed Financial Information............................    *

4.  General Description of Registrant..........................    Description of Shares; Cover
                                                                   Page; Investment Objective and
                                                                   Policies

5.  Management of the Fund.....................................    Management of the Fund

5A. Management's Discussion of
      Fund Performance.........................................    *

6.  Capital Stock and Other
      Securities...............................................    Description of Shares;
                                                                   Dividends, Distributions and
                                                                   Taxes

7.  Purchase of Securities Being
     Offered...................................................    Purchases of Shares;
                                                                   Management of the Fund;
                                                                   Distribution and Services
                                                                   Plan; Shareholder Services

8.  Redemption or Repurchase...................................    Redemption of Shares;
                                                                   Distribution and Services
                                                                   Plan; Shareholder Services

9.  Pending Legal Proceedings..................................    *



*  Item inapplicable or answer negative.

PROSPECTUS
June 16, 1997

S Shares of the
Treasury Fund

An Investment Portfolio Offered by Pacific Horizon Funds, Inc.


This Prospectus applies to the S Shares of the Treasury Fund (the "Fund"), a diversified investment portfolio offered by Pacific Horizon Funds, Inc. (the "Company"). The Company is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is designed to provide institutions with daily liquidity.

The investment objective of the Fund is to seek high current income and stability of principal. The Fund seeks to achieve its investment objective by investing solely in direct obligations issued by the U.S. Treasury and repurchase agreements relating to such Treasury obligations.

This Prospectus briefly sets forth certain information about the Fund described herein that investors should know before investing. It should be read and retained for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated June 16, 1997, has been filed with the Securities and Exchange Commission and is available to investors upon request and without charge by calling the Funds' Distributor at (800) 426-3863. The Statement of Additional Information, as it may from time to time be revised, is incorporated in its entirety by reference into this Prospectus.

Shares of the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America National Trust and Savings Association or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. The Fund seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions, although there can be no assurance that it will be able to do so on a continuous basis. Investment in the Fund involves investment risk, including the possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in the Statement of Additional Information and the Fund's official sales literature, in connection with the offering of the Fund's shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. This Prospectus does not constitute an offer by the Fund or by the distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the distributor to make such offer in such jurisdiction.

S Shares are available to customers who purchase such shares through cash management services, such as a sweep account ("Sweep Account") offered by Bank of America National Trust and Savings Association, any of its banking affiliates ("Bank of America") and certain other financial service organizations, such as banks or broker-dealers ("Service Organizations"). A Sweep Account combines a deposit account (the "Transaction Account") with a daily sweep of balances to or from the Fund's S Shares. Bank of America or Service Organizations, as applicable, are responsible for providing persons investing in S Shares through a Sweep Account with Sweep Account materials (the "Sweep Materials") describing the various features and operations of the Sweep Account. The Sweep Materials should be reviewed in conjunction with this Prospectus.

Bank of America National Trust and Savings Association (the "Investment Adviser") San Francisco, California acts as investment adviser to the Fund. Concord Financial Group, Inc. (the "Distributor") sponsors the Fund and acts as its distributor and The BISYS Group, Inc. acts as its administrator, neither of which is affiliated with the Investment Adviser.

Portfolio securities held by the Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. Portfolio securities which have certain put or demand features exercisable by the Fund within thirteen months (as well as certain U.S. Government obligations with floating or variable interest rates) and securities held as collateral for repurchase agreements may have longer maturities.

                                   Contents

            Summary
            Expense Information
            Financial Highlights
            Investment Objectives and Policies
            Management of the Funds
            Purchase and Redemption of Shares
            Additional Shareholder Services
            Dividends and Distributions
            Taxes
            Description of Shares


Distributor:                     Investment Adviser:
Concord Financial Group, Inc.    Bank of America National Trust and Savings Association
3435 Stelzer Road                555 California Street
Columbus, OH 43219               San Francisco, CA 94104

            For purchase and redemption orders, yield information and
                   other Fund information call (800) 426-3863

Summary

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in the Prospectus.

Investment Objective and
Policies:                     The investment objective of the Fund is to seek
                              high current income and stability of principal.
                              The Fund seeks to achieve this objective by investing solely in direct obligations issued by the U.S. Treasury and repurchase agreements relating to such Treasury obligations.

                              Portfolio securities held by the Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. (Portfolio securities which have certain put or demand features exercisable by the Fund within thirteen months, as well as certain U.S. Government obligations with floating or variable interest rates, and securities held as collateral for repurchase agreements may have longer maturities.)

                              There can be no assurance that the Fund will achieve its investment objective. The Fund's investments are subject to certain investment risks including default by the issuers of debt obligations and parties with which the Fund may have in accordance with its investment policies entered into repurchase and reverse repurchase transactions. The market value of the Fund's portfolio securities will normally vary inversely with prevailing interest rates. See "Investment Objectives and Policies."

Net Asset Value:              The Fund seeks to maintain its net asset value per
                              share at $1.00, and values its portfolio securities on the basis of amortized cost. The dollar weighted average maturity of the Fund is 90 days or less. See "Purchase and Redemption of Shares--Net Asset Value."


Investment Adviser:           Bank of America National Trust and Savings
                              Association (the "Investment Adviser") is the investment adviser of the Fund. The Investment
                              Adviser is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. The
                              Investment Adviser's principal banking affiliates operate branches in ten U.S. states as well as corporate banking, business credit and thrift offices in major U.S. cities. In addition, it has branches, corporate offices and representative offices in 37 countries and territories. The
                              Investment Adviser is the successor by merger to Security Pacific National Bank ("Security
                              Pacific"), which previously served as investment adviser to the Company since the commencement of its operations in 1984. The Investment Adviser and its affiliates have over $50 billion under management, including over $14 billion in mutual funds. See
                              "Management of the Funds."


Distributor and
Administrator:                Concord Financial Group, Inc. (the "Distributor")
                              sponsors the Fund and acts as its distributor.
                              The Distributor is an indirect, wholly-owned subsidiary of The BISYS Group, Inc. (the
                              "Administrator"), which acts as the Fund's administrator. See "Management of the Funds--
                              Administrator."

Advisory, Administration and
Distribution Fees:            For their respective services the Investment
                              Adviser and the Administrator each receive fees at the maximum annual rate of .10% of the Fund's net assets. These fees are subject to decrease as the net assets of the respective Funds increase. No fee is payable by the Fund to the Distributor for its distribution services. See "Management of the Funds."

Investing in the Fund:        S Shares of the Fund are available to customers
                              who purchase such shares through cash management services, such as a sweep account ("Sweep
                              Account") offered by Bank of America National
                              Trust and Savings Association, any of its banking affiliates ("Bank of America") and certain other financial service organizations, such as broker-dealers ("Service Organizations"). A Sweep
                              Account combines a deposit account (the
                              "Transaction Account") with a daily sweep of balances to or from the Fund's S Shares. S Shares may be purchased on any Business Day (as defined below) that Bank of America and the particular
                              Service Organization are open for business by making a deposit into your Transaction Account.
                              All transaction orders are processed by the Company at the net asset value next determined after the order is received. See "Purchase and Redemption of Shares--How S Shares Are Purchased."

Redemption of Investment:     With respect to S Shares of the Fund, if
                              withdrawals and charges to your Sweep Account exceed deposits and credits, Bank of America or the particular Service Organization, as applicable, will transmit a redemption order on your behalf to the Fund in the dollar amount of that day's Net Sweep Amount. Redemptions are effected by the Company on a Business Day at the net asset value per share next determined after receipt of the redemption order by the Transfer
                              Agent.  See "Purchase and Redemption of Shares--
                              How S Shares Are Redeemed."

Custodian and
Transfer Agent:               The Bank of New York acts as custodian for the
                              Fund, and Bank of America National Trust and
                              Savings Association acts as sub-custodian. BISYS
                              Fund Services, Inc. serves as the Fund's transfer and dividend disbursing agent.

Expense Information

The following table sets forth certain information regarding the shareholder transaction expenses imposed by S Shares of the Fund and the annual operating expenses expected to be incurred by S Shares of the Fund during its first twelve months of operations. Actual expenses may vary. Hypothetical examples based on the table are also shown.

                                                         Treasury
                                                         --------
                                                        S Shares(1)
                                                        -----------

                                               Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                    None
Maximum Sales Load Imposed on Reinvested Dividends         None
Maximum Deferred Sales Load                                None
Redemption Fees(2)                                         None
Exchange Fees                                              None

                                                Annual Operating Expenses
                                         (as a percentage of average net assets)


Management Fees(3) (After Fee Waivers)                     .20%
Rule 12b-1 Fees(4)                                         .30%
Shareholder Services Fees                                  .25%
All Other Expenses                                         .05%
Total Operating Expenses                                   .80%


----------
(1) Additional fees charged by Bank of America or Service Organizations related to the Sweep Account are not included in this table. For additional information with respect to Sweep Account fees and charges, including a description of the services available to Sweep Account holders, you should refer to the Sweep Materials.

(2) The Company reserves the right to impose a charge for wiring redemption proceeds.


(3) Absent voluntary fee waivers 12b-1 fees would be 0.75% of the Fund's average net assets.

(4) Because of the Distribution Plan Payment paid by S Shares of the Fund as shown in the above table, long-term Class S shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD Regulation, Inc.

Example                                  1 Year    3 Years    5 Years   10 Years
                                         ------    -------    -------   --------

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

Treasury Fund

  S Shares                                 $8        $26        $44       $99


The foregoing Expense Summary and Example are intended to assist investors in S Shares of the Fund in understanding the various shareholder transaction and operating expenses that investors bear either directly or indirectly. Investors bear operating expenses indirectly since they reduce the amount of income paid by the Fund to investors as dividends. From time to time, the investment adviser and administrator may prospectively waive a portion of their respective fees and/or assume certain expenses of the Fund. See "Management of the Funds" and "Description of Shares" for more complete descriptions of the various expenses referred to above.

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN AND OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

Yield Information. From time to time the "yield" or "effective yield" of a Fund may be quoted in advertisements or reports to shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement or report). This income is then "annualized" that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

Additionally, the yield of the Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the Fund's yield may be compared to Donoghue's Money Fund Averages, which are averages compiled by Donoghue's Money Fund Report. Yield data as reported in national financial publications, including Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yield of the Fund. A complete listing of the indices, rankings and publications discussed above is contained in the Statement of Additional Information.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the shares of the Fund with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by the Investment Adviser or institutional investors directly to their customer accounts in connection with investments in shares of the Fund (which fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income) will not be included in the Fund's calculations of yield.

Investment Objective and Policies

This section describes the investment objective and policies of the Fund. Assets of the Fund will be invested in dollar-denominated debt securities with remaining maturities of thirteen months or less as defined by the Securities and Exchange Commission, and the dollar-weighted average portfolio maturity of each Fund will not exceed 90 days. All securities acquired by the Fund will be determined by the investment adviser, under guidelines established by the Company's Board of Directors, to present minimal credit risks. Securities acquired by the Fund will be U.S. Government securities or other "First Tier Securities" (as defined by the Securities and Exchange Commission) of the types described below. First Tier Securities consist of instruments that are either rated at the time of purchase in the top rating category by one (if rated by only one) or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") including Standard and Poor's Ratings Group, Division of McGraw-Hill ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch") or are issued by issuers with such ratings. The Appendix to the Statement of Additional Information includes a description of the applicable NRSRO ratings. Unrated instruments (including instruments with long-term but no short-term ratings) purchased by the Fund will be of comparable quality to the rated instruments that the Fund may purchase, as determined by the Fund's investment adviser pursuant to guidelines approved by the Board of Directors.

The Fund's investment objective is to seek high current income and stability of principal. The Fund invests solely in direct obligations issued by the U.S. Treasury and repurchase agreements relating to such Treasury obligations. Portfolio securities which are subject to repurchase agreements may have remaining maturities of longer than thirteen months.

Examples of the types of U.S. Treasury obligations that may be held by the Fund include U.S. Treasury bills and notes. Under normal market conditions, 100% of the total assets of the Fund will be invested in direct obligations of the U.S. Treasury and repurchase agreements relating to such Treasury obligations. Securities issued by the U.S. Government have historically involved little risk of loss of principal if held to maturity and, in general, the instruments held by the Fund will have neither as much risk nor as high a return as longer term or non-U.S. Government obligations.

Common Investment Policies

      "Stripped" Securities. The Fund may invest in "stripped" securities, which are U.S. Treasury bonds and notes the unmatured interest coupons of which have been separated from the underlying principal obligation. Stripped securities are zero coupon obligations that are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Fund may only invest in stripped securities issued by the U.S. Treasury and recorded in the Federal Reserve book-entry record-keeping system.

      Repurchase Agreements. The Fund may agree to purchase securities from financial institutions, such as banks and broker-dealers, as are deemed creditworthy by the Company's investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding thirteen months, each Fund intends only to enter into repurchase agreements having maturities not exceeding 60 days. Securities subject to repurchase agreements are held either by the Company's custodian or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is greater than the repurchase price. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940.

      Reverse Repurchase Agreements. The Fund may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to banks, other financial institutions, and agree to repurchase them at an agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and the Company's investment adviser will continuously monitor the account to ensure that the value is maintained. The Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Interest paid by the Fund in connection with a reverse repurchase agreement will reduce the net investment income of the Fund. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940.

      Variable and Floating Rate Instruments. Securities purchased by the Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but which will, except for certain U.S. Government obligations, permit the Fund to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by the Fund are subject to the Fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Fund's investment adviser will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Fund invests, and their ability to repay principal and interest.

Variable and floating rate instruments purchased by the Fund may include participation certificates issued by trusts or financial institutions in variable and floating rate obligations owned by such issuers or affiliated organizations. A participation certificate gives the Fund a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice. If the credit of the obligor is of minimal credit risk, no credit support from a bank or other financial institution will be necessary. In other circumstances, the participation certificate will be backed by an irrevocable letter of credit or guarantee of a bank, or will be insured by an insurer, that the Fund's investment adviser has determined meets the quality standards for the Fund involved. If an interest is backed by an irrevocable letter of credit or guarantee of a bank or is insured as described above, the Fund will usually have the right to sell the interest back to the institution or draw on the letter of credit or insurance policy on demand after a specified notice period, for all or any part of the principal amount of the interest plus accrued interest. Although a participation interest may be sold by the Fund, under normal circumstances they will be held until maturity.

The Fund may also invest in obligations which provide for a variable or floating interest rate which is determined through a periodic "auction process." From time to time, holders of the obligations have the right to tender any such obligations to a remarketing agent which then remarkets the obligations which have been tendered and thereby determines a new interest rate for the following period.

      When-Issued Purchases, Forward Commitments and Delayed Settlements. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase or sell, regardless of future changes in interest rates. Delayed settlement describes a securities transaction in a secondary market for which settlement will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the total assets of the Fund absent unusual market conditions. A Fund's liquidity and the ability of its investment adviser to manage its portfolio may be adversely affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 25% of the value of its total assets. The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.

Investment Limitations. The investment objectives of the Fund are fundamental policies that may not be changed without a vote of the holders of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940). The Fund's policies may be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of the Fund's outstanding shares, except that the investment limitations set forth below may not be changed without such a vote of shareholders. A description of certain other fundamental investment limitations is contained in the Statement of Additional Information.

      The Fund may not:

1. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amount borrowed or 10% of its total assets at the time of such borrowing; or purchase securities at any time after such borrowings (including reverse repurchase agreements) have been entered into and before they are repaid.

2. Purchase securities without available market quotations which cannot be sold without registration or the filing of a notification under federal or state securities laws, enter into repurchase agreements providing for settlement more than seven days after notice, or purchase any other securities deemed illiquid by the Directors if, as a result, such securities and repurchase agreements would exceed 10% of the Fund's total assets.

Investment Decisions. Investment decisions for the Fund are made independently from those for other Portfolios of the Company, other investment companies and common trust funds managed by the Investment Adviser and its affiliated entities. Such other investment companies and common trust funds may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another portfolio, investment company or common trust fund, available investments or opportunities for sales will be allocated in a manner which the Investment Adviser believes to be equitable. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In addition, in allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), the Investment Adviser may take into account the sale of shares of a Fund by broker-dealers and other financial institutions (including affiliates of the Investment Adviser and the Distributor), provided the Investment Adviser believes that the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other unaffiliated qualified firm.

Management of the Fund

Board of Directors. The business of the Company is managed under the direction of its Board of Directors. Information about the Directors and officers of the Company is included in the Statement of Additional Information.

Investment Adviser. Bank of America National Trust and Savings Association (the "Investment Adviser") serves as investment adviser to the Fund. The Investment Adviser, which has principal offices located at 555 California Street, San

Francisco, California 94104, is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. The Investment Adviser's principal banking affiliates operate branches in ten U.S. states as well as corporate banking, business credit and thrift offices in major U.S. cities. In addition, it has branches, corporate offices and representative offices in 37 countries and territories. The Investment Adviser is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since it commenced operations in 1984. The Investment Adviser and its affiliates have over $14 billion under management, including over $50 billion in mutual funds. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company.

The Investment Adviser manages the investments of the Fund and is responsible for all purchases and sales of the Fund's portfolio securities. For its investment advisory services the Investment Adviser is entitled to receive a fee accrued daily and payable monthly at the following annual rates: .10% of the first $3 billion of the Fund's net assets, plus .09% of the next $2 billion of the Fund's net assets, plus .08% of the Fund's net assets over $5 billion. For the fiscal year ended February 28, 1997, the Fund paid the Investment Adviser advisory fees at the effective annual rate of .10% of the Fund's respective average daily net assets.


In addition, Bank of America may receive fees pursuant to the Distribution and Services Plan with respect to the Fund's S Shares. Bank of America and Service Organizations may receive fees charged directly to their customers' accounts in connection with investments in S Shares of the Fund.


Administrator. The BISYS Group, Inc. (the "Administrator"), through its wholly-owned subsidiary BISYS Fund Services, L.P., serves as the Company's administrator and assists generally in supervising the Fund's operations. Their offices are located at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219. Prior to November 1, 1996, Concord Holding Corporation, an indirect, wholly-owned subsidiary of the current Administrator, served as administrator (the "Prior Administrator").


Under its basic administrative services agreement for the Fund, the Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services that are for the benefit of all series of shares in the Fund, including coordination of reports to shareholders and the Securities and Exchange Commission; calculation of the net asset value of the Fund's shares and dividends and capital gains distributions to shareholders; payment of the costs of maintaining the Fund's offices; preparation of tax returns; provision of internal legal and accounting compliance services; maintenance (or oversight of the maintenance by others approved by the Board of Directors) of the Fund's books and records; and the provision of various services for shareholders who have made a minimum initial investment of at least $500,000, including the provision of a facility to receive purchase and redemption orders for the accounts of such shareholders.


For its administrative services the Administrator is entitled to receive an administration fee computed daily and payable monthly at the following annual rates: .10% of the first $7 billion of the Fund's average daily net assets, plus
 .09% of the next $3 billion of the Fund's average daily net assets, plus .08% of the Fund's average daily net assets over $10 billion. This amount may be reduced pursuant to certain undertakings by the Administrator described below under "Fee Waivers." For the fiscal year ended February 28, 1997, the Fund paid the Administrator administration fees at the effective annual rate of .10% of the Fund's respective average daily net assets.


Pursuant to the authority granted in its agreement with the Company, the Administrator has entered into an agreement with The Bank of New York under which the bank performs certain of the services listed above--e.g. calculating the net asset value of the Fund's shares and dividends to shareholders and maintaining the Fund's books and records. The Fund bears all fees and expenses charged by The Bank of New York for these services.

Distributor. Concord Financial Group, Inc. (the "Distributor") is the principal underwriter and distributor of shares of the Fund. The Distributor is an indirect, wholly-owned subsidiary of the Administrator organized to distribute shares of mutual funds to institutional and retail investors. Its offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

The Distributor makes a continuous offering of the Fund's shares and bears the costs and expenses of printing and distributing to selected dealers and prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of the Fund (after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by selected dealers in connection with the offering of the Fund's shares for sale to the public.

Custodian and Transfer Agent. The Bank of New York, located at 90 Washington Street, New York, New York 10286, serves as custodian for the Fund and Bank of America National Trust and Savings Association serves as the Fund's sub-custodian. BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, OH 43219 (the "Transfer Agent") a wholly-owned subsidiary of the Administrator, serves as the Fund's transfer agent and dividend disbursing agent. The Company has also entered into a Cash Management and Related Services Agreement with The Bank of New York pursuant to which The Bank of New York receives and disburses funds in connection with the purchase and redemption of, and the payment of dividends and other distributions with respect to the Fund's shares.

Distribution and Services Plan. Under the Distribution and Services Plan, the Fund pays the Distributor for distribution expenses primarily intended to result in the sale of the Fund's S Shares and for shareholder servicing expenses. Such distribution expenses include expenses incurred in connection with advertising and marketing the Fund's Class S Shares; payments to Service Organizations for assistance in connection with the distribution of S Shares; and expenses incurred in connection with preparing, printing and distributing prospectuses for the Fund (except those used for regulatory purposes or for distribution to existing shareholders of the Fund) and in implementing and operating the Distribution and Services Plan. Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to the beneficial owners of S Shares, such as establishing and maintaining accounts and records relating to their clients who invest in S Shares, assisting clients in processing exchange and redemption requests, developing, maintaining and supporting systems necessary to support cash management services, such as Sweep Accounts and/or in changing dividend options and account descriptions and responding to client inquiries concerning their investments.

Under the Distribution and Services Plan, payments by the Fund for distribution expenses and shareholder servicing expenses may not exceed the annual rate of up to 0.75% and 0.25%, respectively of the average daily net assets of the Fund's S Shares. These amounts may be reduced pursuant to undertakings by the Distributor. Payments for distribution expenses under the Distribution and Services Plan are subject to Rule 12b-1 under the 1940 Act. As stated below under "Description of Shares," fees pursuant to the Distribution and Services Plan are borne by the S and X Shares of the Fund and are not paid with respect to the Fund's other series of shares. As of the fiscal year ended February 28, 1997, no S Shares were outstanding.

The Company will obtain a representation from the Service Organizations (and from Bank of America and the Distributor) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

Fee Waivers. Except as noted in this Prospectus and the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services and the Fund bears the expenses incurred in their operations. From time to time during the course of the Fund's fiscal year, the Administrator and/or the Investment Adviser may prospectively waive payment of fees and/or assume certain expenses of a Fund as a result of competitive pressures and in order to protect the business and reputation of the Administrator and Investment Adviser. This will have the effect of lowering the overall expense ratio of the Fund and of increasing the Fund's yield to investors at the time such fees are not received or amounts are assumed and of increasing the overall expense ratio of the Fund and of decreasing yield to investors when such fees are not waived or amounts are not reimbursed.

Purchase and Redemption of Shares

How S Shares Are Purchased. S Shares of the Fund are offered by this Prospectus to customers of Bank of America, any of its banking affiliates or Service Organizations that establish cash management services, such as a Sweep Account with Bank of America, any of its banking affiliates or a Service Organization. Each Sweep Account combines a Transaction Account with a periodic sweep of balances to or from the Fund. Investors may open a Sweep Account by completing and signing the appropriate Sweep Materials. The Sweep Materials contain important information about the various features and operations of the Sweep Account and should be reviewed in conjunction with this Prospectus.

S Shares may be purchased on any Business Day (as defined below) that Bank of America, any of its banking affiliates and the particular Service Organization are open for business by making a deposit into your Transaction Account. On each day that both the Fund's custodian and the New York Stock Exchange (the "Exchange") are open for business (a "Business Day") and Bank of America, any of its banking affiliates and a Service Organization are open for business, Bank of America, any of its banking affiliates or a Service Organization computes the net amount of all deposits, withdrawals, charges and credits made to and from a Transaction Account in accordance with their Sweep Account procedures (the "Net Sweep Amount"). If deposits and credits exceed withdrawals and charges, you authorize Bank of America, any of its banking affiliates or a Service Organization, on your behalf, to transmit a purchase order to the Fund designated in your Sweep Account in the amount of that day's Net Sweep Amount in accordance with the Sweep Account procedures of Bank of America, any of its banking affiliates or a Service Organization. Your purchase order will be made effective and full and fractional S Shares will be purchased at the net asset value per share next determined after receipt by the Transfer Agent. It is the responsibility of Bank of America, any of its banking affiliates or a Service Organization to transmit orders for the purchases of S Shares by its customers to the Transfer Agent and deliver required funds on a timely basis, in accordance with the procedures stated above. Share purchases and redemptions executed through Bank of America, any of its banking affiliates or a Service Organization are executed only on Business Days that Bank of America, any of its banking affiliates or a Service Organization, respectively, is open for business. Contact Bank of America, any of its banking affiliates or your Service Organization for additional information about Bank of America's, any of its banking affiliates' or the Service Organizations' Sweep Account procedures.

How S Shares Are Redeemed. If, on any Business Day Bank of America, any of its banking affiliates or the particular Service Organization, as applicable, is open for business, withdrawals and charges to your Sweep Account, including without limitation check transactions, exceed deposits and credits, Bank of America, any of its banking affiliates or the particular Service Organization, as applicable, will transmit a redemption order on your behalf to the Fund in the dollar amount of that day's Net Sweep Amount. If your Sweep Account with Bank of America, any of its banking affiliates or the particular Service Organization, as applicable, is closed as described in the Sweep Materials, Bank of America or the particular Service Organization, as applicable, will normally transmit a redemption request on your behalf to the Fund for the balance of the S Shares of the Fund held through your Sweep Account. Redemptions are effected by the Company on a Business Day at the net asset value per share next determined after receipt of the redemption order by the Transfer Agent. It is the responsibility of Bank of America, the particular banking affiliate or the particular Service Organization to transmit the redemption order and credit its customer's Transaction Account with the redemption proceeds on a timely basis. Bank of America, any of its banking affiliates or the Service Organization may withhold redemption proceeds pending check collection or processing or for other reasons all as set forth more fully in the Sweep Materials.

Other Redemption Information--S Shares. Redemption orders are effected on a Business Day at the net asset value per share next determined after receipt of the order by the Transfer Agent. The Fund will make payment for all shares redeemed after receipt by the Transfer Agent of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its shares) for such periods as are permitted under the Investment Company Act of 1940. During the period prior to the time shares are redeemed dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership. The Fund imposes no charge when S Shares are redeemed.

Net Asset Value. The net asset value per share of the S Shares of the Fund is the value of all securities and other assets owned by the Fund that are allocable to a particular class, less the liabilities charged to such class, divided by the number of outstanding shares of such class. The net asset value per share of the Fund is determined on each Business Day as of 2:30 p.m. Eastern time and the close of regular trading hours on the Exchange (or 4:00 p.m. Eastern time if the Exchange is closed). In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Purchase and Redemption of Shares." The net asset value per share for the Fund for purposes of pricing purchase and redemption orders is determined independently of that for other portfolios of the Company.

Additional Shareholder Services

Certain optional services available to persons who invest directly in Pacific Horizon Shares of a Fund, including but not limited to certain exchange privileges which allow shareholders to exchange their Fund shares for shares of other funds in the Company, an automatic investment program, automatic withdrawal program, and direct deposit program, are not available to persons who invest directly in Horizon, Horizon Service, X, Y or S Shares of the Fund.

Dividends and Distributions

The shareholders of the Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Fund. Generally, the Fund's net income is declared daily as a dividend. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through and including the day before the redemption order for the shares is executed. Dividends are paid within five business days after the end of each month. Although the Fund does not expect to realize net long-term capital gains, any such capital gains as may be realized will be distributed no more than twice a year after reduction for any available capital loss carry-forward.

Dividends are paid in the form of additional full and fractional shares of the same series as the shares on which the dividends are declared at the net asset value of such shares on the payment date.

Taxes

Federal. During its most recent taxable year, the Fund qualified separately as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund intends to so qualify in future years, as long as such qualification is in the best interest of its shareholders. As a result of this qualification, the Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code.

In connection with such tax qualification, the Fund contemplates distributing to its shareholders at least 90% of its investment company taxable income for each taxable year. An investor of the Fund who receives a dividend derived from investment company taxable income (including any excess of net short-term capital gain over net long-term capital loss) treats it as a receipt of ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of the Fund. Because all of the net investment income of the Fund is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to shareholders who are not exempt from federal income taxes and that no part of any distribution paid by the Funds will be eligible for the dividends received deduction for corporations.

Although the Fund anticipates that it will not have net long-term capital gain, any distribution of the Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to shareholders of that Fund as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

Dividends declared in October, November or December of any calendar year payable to shareholders of record on a specified date in December will be deemed for federal tax purposes to have been paid by the Fund and received by the shareholders on December 31 of such year, if such dividends are paid during January of the following year.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders, and is based on federal tax laws and regulations which are in effect as of the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative actions. Additional tax information of relevance to particular investors is contained in the Statement of Additional Information. Potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.

State and Local. Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

Description of Shares

The Company was organized on October 27, 1982 as a Maryland corporation, and is registered under the Investment Company Act of 1940 as an open-end management company. On March 30, 1984 the Company commenced its public sale of shares (Pacific Horizon Shares) in the Treasury Fund, which was originally called "Government Money Market Portfolio." The Predecessor Treasury Fund originally commenced operations on July 10, 1987 as a separate portfolio of The Horizon Funds, a Massachusetts business trust. On January 19, 1990, the Predecessor Treasury Fund was combined with the Government Money Market Portfolio of the Company; the Company changed the name of its resulting portfolio to "Treasury Fund"; and, in addition to continuing its offering of Pacific Horizon Shares in such Fund, the Company began offering Horizon Shares and Horizon Service Shares in the Fund. On July 22, 1996, the Company began offering X Shares in the Treasury Fund and on April 7, 1997, the Company began offering S Shares in the Fund. X Shares are offered to retail customers who purchase such shares through a sweep account offered by BA Investment Services, Inc. and certain Service Organizations. Y Shares are offered to institutional investors who purchase such shares through a sweep account offered by Bank of America, any of its banking or brokerage affiliates or certain service organizations. Pacific Horizon Shares may be purchased directly from the Distributor by clients of Bank of America through their qualified trust and agency accounts or by clients of Service Organizations. Horizon and Horizon Service Shares may not be purchased by individuals directly, but institutional investors may purchase Horizon and Horizon Service Shares for accounts maintained by individuals.

The Company's charter authorizes the Board of Directors to issue up to four hundred billion full and fractional shares of capital stock, and to classify and reclassify any authorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series.

Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Fund, each of which is classified as a diversified company under the Investment Company Act of 1940: ten billion X Shares, ten billion S Shares, ten billion Horizon Shares, ten billion Horizon Service Shares, ten billion Pacific Horizon Shares and ten billion Y Shares representing interests in the Treasury Fund; Pacific Horizon Shares, Horizon Shares, Horizon Service Shares, X Shares and Y Shares of the Fund are described in separate Prospectuses available from the Distributor at the telephone number on the cover of this Prospectus. The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company, which are likewise described in separate Prospectuses available from the Distributor. This Prospectus relates primarily to the S Shares of the Fund and describes only the investment objectives and policies, operations, contracts and other matters relating to such shares.

Each Horizon Share, Horizon Service Share, Pacific Horizon Share, S Share, Y Share and X Share in the Fund has a par value of $.001, and, except as noted below, is entitled to participate equally in the dividends and distributions declared by the Board of Directors with respect to the Fund and in the net distributable assets of the Fund on liquidation. Holders of S Shares bear the fees described in this Prospectus that are paid to the Distributor and Service Organizations by the Fund under the Company's Distribution and Services Plan. Similarly, holders of the Fund's X and Y Shares bear the fees described in the prospectus relating to such shares that are paid to the Distributor and Service Organization by the Fund or by the same Plan. The fees paid under the Distribution and Services Plan are for distribution and shareholder services and are paid to the Distributor and Shareholder Service Organizations in connection with X, Y and S Shares of the Fund, and are not paid by the Fund's Horizon, Horizon Service or Pacific Horizon Shares. Holders of the Fund's Horizon Service Shares bear the fees described in a separate Prospectus that are paid to Shareholder Organizations by the Fund under the Company's Shareholder Services Plan. Similarly, holders of the Fund's Pacific Horizon Shares bear the fees described in the Prospectuses for such shares that are paid to Shareholder Organizations by the Fund under the Company's Special Management Services Plan for Pacific Horizon Shares. Holders of Horizon Shares are not subject to fees such as those paid under the Shareholder Services Plan or the Special Management

Services Plan. Holders of the Fund's X and Y Shares bear the fees as described in the Prospectus for such shares that are paid to the Distributor and service organizations by the Fund under the Company's Distribution and Services Plan.

As a result of the different fees borne by the various series of shares in the Fund, at any given time, absent waivers of any class-specific fees or expenses, the net yield on the Fund's S Shares generally will be equal to the Fund's Y Shares, approximately 0.68% lower than the yield on the Fund's Pacific Horizon Shares, 0.75% lower than the yield on the Fund's Horizon Service Shares, 1.00% lower than the yield on the Fund's Horizon Shares and 0.45% lower than the yield on the Fund's X Shares. Standardized yield quotations will be computed separately for each series of shares.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by law or when class voting is permitted by the Board of Directors. It is contemplated that all shareholders of the Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and on any change in its fundamental investment limitations. Only holders of Horizon Service Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Shareholder Services Plan. Only holders of particular S, Y and X Shares, if affected by changes to such Plan, will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Distribution and Services Plan relating to the particular series. Only holders of Pacific Horizon Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Special Management Services Plan. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant at its discretion. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable. Certificates for shares will not be issued.

The Company does not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders of the Company, at which time the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors and such meetings will be called when requested by the holders of record of 10% or more of the Company's outstanding shares of common stock. To the extent required by law and the Company's undertaking with the Securities and Exchange Commission, the Company will assist in shareholder communications in such matters. Shares have cumulative voting rights to the extent that may be required by applicable law.

                         PACIFIC HORIZON MUTUAL FUNDS

                               S Shares of the
                                Treasury Fund

                                  PROSPECTUS
                                June 16, 1997

                               NOT FDIC INSURED

                           PACIFIC HORIZON FUNDS, INC.

                   Prime Fund, Treasury Fund, Government Fund,
                  Treasury Only Fund, Tax-Exempt Money Fund and
                     California Tax-Exempt Money Market Fund

                              Cross Reference Sheet

                        --------------------------------

Part B
Item No.                                        Heading
--------                                        -------

10.  Cover Page...............................  Cover Page

11.  Table of Contents........................  Table of Contents

12.  General Information and History..........  The Company

13.  Investment Objectives and Policies.......  Investment Objectives and
                                                Policies

14.  Management of the Fund...................  Management

15.  Control Persons and Principal Holders of   Management; Miscellaneous
     Securities

16.  Investment Advisory and Other Services ..  Management; Investment
                                                Adviser; Administrator;
                                                Distributor; Custodian;
                                                Accounting Agent and Transfer
                                                Agent

17.  Brokerage Allocation and Other Practices   Portfolio Transactions

18.  Capital Stock and Other Securities.......  General Information;
                                                Description of Shares

19.  Purchase, Redemption and Pricing of .....  Additional Purchase and
     Securities Being Offered                   Redemption Information

20.  Tax Status................................ Additional Information
                                                Concerning Taxes

21.  Underwriters.............................. Management; Distributor

22.  Calculation of Performance Data........... Yield, Tax-Equivalent Yield
                                                and Total Return

Part C

Information to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                           PACIFIC HORIZON FUNDS, INC.

                             Pacific Horizon Shares,
                                 Horizon Shares,
                  Horizon Service Shares, X Shares and S Shares
                                     of the
                   Prime Fund, Treasury Fund, Government Fund,
                  Treasury Only Fund, Tax-Exempt Money Fund and
                     California Tax-Exempt Money Market Fund


                                  June 16, 1997


                       Statement Of Additional Information

                                TABLE OF CONTENTS

                                                                    PAGE


The Company.....................................................    3
Investment Objectives and Policies..............................    3
Purchase and Redemption of Shares...............................    39
Management of the Funds.........................................    48
Taxes...........................................................    68
Yield Information...............................................    73
General Information.............................................    76
Appendix A......................................................    A-1


                           -------------------------


            This Statement of Additional Information applies to the Pacific Horizon Shares, Horizon Shares and Horizon Service Shares of the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund, the X Shares of the Prime Fund, Treasury Fund and California Tax-Exempt Money Market Fund, the S Shares of the Prime Fund, Treasury Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund (each a "Fund" and collectively the "Funds") of Pacific Horizon Funds, Inc. (the "Company"). This Statement of Additional Information is meant to be read in conjunction with the Prospectuses dated June 16, 1997 with respect to the Funds, as the same may from time to time be revised (individually, a "Prospectus" and collectively, the "Prospectuses"), and is incorporated by reference in its entirety into each such Prospectus. Because this Statement of Additional Information is not itself a Prospectus, no investment in shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectuses relating to the Company's Pacific Horizon Shares, Horizon Shares, Horizon Service Shares, X Shares and S Shares may be obtained by calling Concord Financial Group, Inc. at (800) 332-3863. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                                   THE COMPANY


            The Company was organized on October 27, 1982 as a Maryland corporation and commenced its public sale of shares (Pacific Horizon Shares) on March 30, 1984 in each of the Prime Fund and Treasury Fund, which were originally called "Money Market Portfolio" and "Government Money Market Portfolio," respectively. On January 19, 1990 the Prime Fund and Treasury Fund of The Horizon Funds, a Massachusetts business trust (sometimes called the "Predecessor Prime Fund" and "Predecessor Treasury Fund," respectively), were combined with the Money Market Portfolio and Government Money Market Portfolio, respectively, of the Company; the Company changed the names of its resulting portfolios to "Prime Fund" and "Treasury Fund"; and the Company began offering Horizon Shares and Horizon Service Shares in such Funds. On January 19, 1990 the Tax-Exempt Money Fund of The Horizon Funds (the "Predecessor Tax-Exempt Fund") was reorganized as a new portfolio of the Company. Each of these three Predecessor Funds originally commenced operations on July 10, 1987. The California Tax-Exempt Money Market Fund, which commenced its initial public offering of shares on December 6, 1989 by offering a single series of shares known as Pacific Horizon Shares, began offering Horizon Service Shares on March 1, 1993. As of the date of this Statement of Additional Information, the Company has classified but not yet offered Horizon Shares of the California Tax-Exempt Money Market Fund, S Shares of the Treasury Fund, the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund. The Government Fund and Treasury Only Fund commenced operations on June 4, 1990 as separate investment portfolios (the "Predecessor Government Funds" and "Predecessor Treasury Only Funds," respectively) of First Cash Funds of America and First Funds of America, which were organized as Massachusetts business trusts. On March 1, 1993, the Predecessor Government Funds and Predecessor Treasury Only Funds were reorganized as new portfolios of the Company. Prior to this reorganization, these Predecessor Funds offered and sold shares of beneficial interest that were similar to the Company's Horizon Service and Pacific Horizon Shares. On July 22, 1996, the Prime Fund and Treasury Fund began offering X Shares. On October 2, 1996, the California Tax-Exempt Money Market Fund began offering X Shares. On April 7, 1997, the Prime Fund began offering S Shares.


                       INVESTMENT OBJECTIVES AND POLICIES

            The Prospectus for each Fund describes the investment objective of the Fund to which it applies. The following information supplements the descriptions of the investment objective and policies in the Prospectuses for the Funds.

Portfolio Transactions

            Subject to the general control of the Company's Board of Directors, Bank of America National Trust and Savings Association ("Bank of America") is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. During their last three fiscal periods, the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund did not pay any brokerage commissions. The cost of securities purchased by the Funds from underwriters generally includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

            In executing portfolio transactions and selecting brokers or dealers, it is the Company's policy to seek the best overall terms available. The investment advisory agreement between the Company and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment advisory agreement authorizes Bank of America, subject to the approval of the Company's Board of Directors, to cause the Company to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the particular Fund and the Company. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

            The Directors will periodically review the commissions paid by the Company to consider whether the commissions, if any, paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Company. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company or any given Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

            Brokerage or research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America by the Company. Such services may be useful to Bank of America in serving both the Company and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company. The Company will not acquire certificates of deposit or other securities issued by Bank of America or its affiliates, and will give no preference to certificates of deposit or other securities issued by Shareholder Service or Distribution Organizations (as defined below). In addition, portfolio securities in general will be purchased from and sold to Bank of America, Concord Financial Group, Inc. (the "Distributor") and their affiliates acting as principal underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

            A Fund's annual portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the Fund's portfolio securities. The calculation excludes all securities the maturities of which at the time of acquisition were thirteen months or less. There is not expected to be any portfolio turnover for the Funds for regulatory reporting purposes.

            A Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. Any such Fund will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Directors, believes such practice to be in the Fund's interest.

            Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or Bank of America, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation, but will only continue to hold the obligation if retention is in accordance with the interests of the Fund and applicable regulations of the SEC. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 (the "1933 Act") could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

            To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.


            The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Company as of the close of its most recent fiscal year. As of February 28, 1997: (a) the Treasury Fund held the following securities:
Repurchase Agreement with Dean Witter, Reynolds, Inc. in the principal amount of $125,000,000; and Repurchase Agreement with Goldman Sachs & Co. in the principal amount of $453,423,000; (b) the Government Fund held the following security:
Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $50,000,000; (c) the Prime Fund held the following securities, Merrill Lynch & Co., Inc. commercial paper in the principal amount of $50,000,000; Bear Stearns Cos., Inc. commercial paper in the principal amount of $25,000,000; Merrill Lynch & Co., Inc. corporate debt in the principal amount of $25,000,000; Merrill Lynch & Co., Inc. weekly variable rate obligation in the principal amount of $50,000,000; Merrill Lynch & Co., Inc. weekly variable rate obligation in the principal amount of $50,000,000; Merrill Lynch & Co., Inc. quarterly variable rate obligation in the principal amount of $50,000,000; Dean Witter Discover & Co-Monthly Variable Rate Obligation in the principal amount of $25,000,000; Dean Witter Discover & Co. corporate obligation in the principal amount of $15,000,000; Goldman Sachs Group L.P. master note in the principal amount of $300,000,000; Morgan Stanley Group, Inc. master note in the principal amount of $250,000,000, Bear Stearns Companies, Inc. monthly variable rate obligation in the principal amount of $18,000,000; Bear Stearns Companies, Inc. monthly variable rate not in the principal amount of $25,000,000; (d) the Corporate Bond Fund held the following securities: Goldman Sachs Group corporate obligation in the principal amount of $1,500,000; Lehman Brothers corporate obligation in the principal amount of $1,000,000; Merrill Lynch & Co., Inc. corporate debt obligation in the principal amount of $1,500,000; (e) the Intermediate Bond Master Portfolio held the following security: Paine Webber Group medium term note in the amount of $3,000,000 (f) the Asset Allocation Master Portfolio held the following securities: Dean Witter common stock in the amount of $2,701,600, Lehman Brothers corporate obligation in the principal amount of $1,000,000; Morgan Stanley corporate debt obligation in the principal amount of $3,800,000; Paine Webber Group medium term note in the principal amount of $2,500,000; (g) the Capital Income Fund held the following security: Merrill Lynch & Co., Inc. Structured Yield Product Exchangeable for Stock in the amount of $3,575,000; (h) the Blue Chip Master Portfolio held the following security: Dean Witter common stock in the amount of $6,220,588.


            Merrill Lynch & Co., Inc., Goldman, Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc. and Paine Webber are considered to be regular brokers and dealers of the Company.

Portfolio Instruments

            Certificates of Deposit, Bankers' Acceptances, Commercial Paper and Short-Term Notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specific return. Bankers' acceptances are negotiable deposits or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks having total assets at the time of purchase (including assets of both domestic and foreign branches) in excess of $2.5 billion. Commercial paper consists of unsecured promissory notes issued by corporations. Short-term notes acquired by a Fund may be issued by commercial or investment banking firms, financing companies or industrial or manufacturing concerns. Commercial paper and short-term notes, except for variable and floating rate instruments, will normally have maturities of nine months or less and fixed rates of return, although such instruments may have maturities of up to thirteen months. Commercial paper and short-term notes will consist of issues which, with respect to the Prime, Treasury and Tax-Exempt Money Funds are "First Tier Securities" as defined by the SEC and, with respect to the California Tax-Exempt Money Market Fund are "Eligible Securities" as defined by the SEC. During temporary defensive periods or if in the investment adviser's opinion suitable First Tier Securities are not available for investment, the Tax-Exempt Money Fund may also acquire "Eligible Securities" as defined by the SEC. First Tier Securities consist of instruments that are either rated at the time of purchase in the top rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or issued by issuers with such ratings. Eligible Securities consist of instruments that are either rated at the time of purchase in the top two rating categories by one or more unaffiliated NRSROs or issued by issuers with such ratings. See the Appendix to this statement of additional information for a description of the applicable NRSRO ratings. Unrated instruments (including instruments with long-term but no short-term ratings) purchased by a Fund will be of comparable quality as determined by Bank of America pursuant to guidelines approved by the Board of Directors and Bank of America.

            Holding Euro CDs, Yankee CDs, Yankee BAs, Yankee Euros, commercial paper or other obligations of foreign issuers may subject a Fund to investment risks that are different in some respects from those incurred by a Fund which invests only in obligations of domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

            Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

            As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to the Euro CDs, Yankee CDs, Yankee BAs, Yankee Euros and other foreign bank obligations that a Fund may acquire.

            U.S. Government Obligations. Obligations of the U.S. Government and its agencies and instrumentalities include Treasury bills, certificates of indebtedness, notes and bonds, Treasury strips, and issues of such entities as the Federal Home Loan Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student

Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Funding Corporation, Tennessee Valley Authority and Federal National Mortgage Association. The Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market Funds will not acquire obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank; however, the Government and Treasury Only Funds may acquire such obligations in accordance with their investment policies.

            Government National Mortgage Association ("GNMA") certificates are U.S. Government agency mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. In addition to GNMA certificates, mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC") may also be acquired. Securities issued and guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. If either fixed or variable rate pass-through securities issued by the U.S. Government or its agencies or instrumentalities are developed in the future, the Prime, Government, Tax-Exempt Money and California Tax-Exempt Money Market Funds reserve the right to invest in them, after making appropriate disclosure to investors. Certain securities issued by all governmental agencies may be prepaid. Prepayment of mortgages underlying most mortgage-backed securities may reduce their current yield and total return. During periods of declining interest rates, such prepayments can be expected to accelerate and the Funds would be required to reinvest the proceeds at the lower interest rates then available.

            Variable and Floating Rate Instruments. The Funds may acquire variable and floating rate instruments as described in their Prospectuses. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the investment adviser under guidelines established by the Company's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase by such Fund. In making such determinations, the investment adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, the Fund involved could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit and may have maturities of more than thirteen months. In determining a Fund's average weighted maturity and whether a variable or floating rate instrument has a remaining maturity of thirteen months or less, each variable rate instrument having a demand feature that entitles the Fund to receive the principal amount thereof at any time, or at specified intervals not exceeding thirteen months, in each case on not more than thirty days' notice, shall be deemed by the Company to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand; each variable rate instrument not having such a demand feature but having a stated maturity of thirteen months or less or issued or guaranteed by the U.S. Government or its agencies will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment; each floating rate instrument having a demand feature that entitles the Fund to receive the principal amount thereof at any time, or at specified intervals not exceeding thirteen months, in each case on not more than thirty days' notice, shall be deemed to have a maturity equal to the period of time remaining until the principal amount owed can be recovered through demand. Variable and floating rate instruments which are not payable upon seven days' notice and which do not have an active trading market are considered illiquid securities.

            Ratings and Issuer's Obligations. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc. ("Thomson") and IBCA Limited and IBCA Inc. ("IBCA") represent their opinions as to the quality of debt securities. However, ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

            An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

            Municipal Securities. Substantially all of the assets of the Tax-Exempt Money Fund and primarily all of the assets of the California Tax-Exempt Money Market Fund are invested in "Municipal Securities" (securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, authorities, agencies and instrumentalities, the interest on which is exempt from regular Federal income tax in the opinion of bond counselor to the issuer). The Tax-Exempt Money Fund may concentrate more than 25% of its assets in California Municipal Securities and the California Tax-Exempt Money Market Fund intends that under normal market conditions at least 80% of its net assets will be invested in California Municipal Securities. Although the Prime Fund is also authorized to invest in Municipal Securities under certain circumstances, no more than 5% of the value of such Fund's net assets will be so invested at any one time. (The purchase of Municipal Securities by the Prime Fund may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield on such securities, on a pre-tax basis, is comparable to that of other short-term money market instruments that the Fund may purchase. Dividends paid by the Prime Fund that are derived from interest on Municipal Securities would be taxable to the Fund's shareholders for federal income tax purposes.)


            Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to finance various privately-operated facilities. Municipal Securities also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loan obligations. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

             There are variations in the quality of Municipal Securities between classifications (such as general obligation, revenue and moral obligation issues) and within a particular classification, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. It should also be noted, with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), that the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

            The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

            From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the relevant Funds' Prospectuses under "Dividends, Distributions and Taxes.") The Funds cannot predict what legislation, if any, may be proposed in Congress or in the California legislature in the future as regards the federal and California state personal income tax status of interest on Municipal Securities in general, or California Municipal Securities in particular, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of Municipal Securities (and California Municipal Securities) for investment by the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund and the liquidity and value of such Funds' portfolios. In such an event the Board of Directors would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.


            Repurchase Agreements. Each Fund, except the Treasury Only Fund, may enter into repurchase agreements with respect to their portfolio securities as indicated in their Prospectuses. Pursuant to such agreements, a Fund purchases securities from financial institutions such as banks and broker-dealers which are deemed to be creditworthy by the investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a specified date and price. No Fund will enter into repurchase agreements with Bank of America or Bank of America's affiliates, nor will any Fund give preference to repurchase agreements with Distribution Organizations (as defined below), Shareholder Organizations or Service Organizations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Funds' custodian or a sub-custodian or in the Federal Reserve/Treasury book-entry system, and a Fund will make payment for such securities only upon receipt of evidence of physical delivery of the securities or of such book entry. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser shall require that the value of the collateral, after transaction costs (including loss of interest reasonably expected to be incurred on a default), shall be equal to or greater than the resale price (including accrued resale premium) provided in the agreement. The accrued resale premium shall be the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the resale price specified in the repurchase agreement. If the seller defaulted on its repurchase obligation, the Fund holding the repurchase agreement would suffer a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the particular Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


            Reverse Repurchase Agreements. The Funds may also enter into reverse repurchase agreements with respect to their securities. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian cash, U.S. Government securities and other liquid high-grade debt securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account for maintenance of such equivalent value. Reverse repurchase agreements are considered to be borrowings by a Fund under the Investment Company Act of 1940.

Investment Practices

            When-Issued Securities, Forward Commitments and Delayed Settlements. The Funds may purchase securities on a "when-issued," "forward commitment" or "delayed" settlement basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets (cash or liquid securities) in the separate account so that the value of the account remains equal to the amount of such Fund's commitment. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid investments to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the investment adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of its assets.

            A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

            When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            The market value of the securities underlying a when-issued purchase, a forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

            Stand-By Commitments. The Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price.

            The amount payable to the Tax-Exempt Money Fund or the California Tax-Exempt Money Market Fund upon its exercise of a "stand-by commitment" is normally the amortized cost of the underlying instruments plus accrued interest, if any. "Stand-by commitments" can be acquired when the remaining maturity of the underlying Municipal Securities is not greater than thirteen months, and are exercisable by a Fund at any time before the maturity of such obligations. In determining net asset value, a Fund values Municipal Securities on the basis of amortized cost without reference to the presence of the "stand-by commitment," as described below. A "stand-by commitment" may be sold, transferred or assigned by a Fund only with the instrument involved.

            The Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by a Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

            The Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund intend to enter into "stand-by commitments" only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying Municipal Securities that are subject to a commitment.

            The Tax-Exempt Money Fund or California Tax-Exempt Money Market Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued at amortized cost in accordance with the ordinary method of valuation employed by a Fund. "Stand-by commitments" which would be acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. "Stand-by commitments" would not affect a Fund's average weighted maturity.

            Loans of Securities. The Prime Fund, Government Fund and Treasury Only Fund may lend their securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities (U.S. Treasury securities with respect to the Treasury Only Fund) or cash or letters of credit which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Fund involved may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund (331/3% with respect to the Treasury Only Fund).

            A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Additional Information

            The investment adviser's own investment portfolios may include bank certificates of deposit, bankers' acceptances, corporate debt obligations, equity securities and other investments any of which may also be purchased by a fund of the Company. The Fund may also invest in securities, interests or obligations of companies or entities which have a deposit, loan, commercial banking or other business relationship with Bank of America or any of its affiliates (including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by a fund of the Company).

Special Considerations Relating to California Municipal
Securities

            This summary does not purport to be a comprehensive description of all relevant facts. Although the Company has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Company. Rather, the information presented herein has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, the estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

Economic Factors


            Fiscal Years Prior to 1996-97. By the close of the 1989-90 Fiscal Year, California's revenues had fallen below projections so that the State's budget reserve, the Special Fund for Economic Uncertainties (the "Special Fund"), was fully depleted by June 30, 1990. A recession which had begun in mid-1990, combined with higher health and welfare costs driven by the State's rapid population growth, adversely affected General Fund revenues and raised expenditures above initial budget appropriations.

            As a result of these factors and others, the State confronted a period of budget imbalance. Beginning with the 1990-91 Fiscal Year and for several years thereafter, the budget required multi-billion dollar actions to bring projected revenues and expenditures into balance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the Special Fund -- approaching $2.8 billion at its peak on June 30, 1993.

            By the 1993-94 Fiscal Year, the accumulated deficit was too large to be prudently retired in one year and a two-year program was implemented. This program used revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year.

            The 1994-95 Budget Act projected General Fund revenues and transfers of $41.9 billion. Expenditures were projected to be $40.9 billion -- an increase of $1.6 billion over the prior year. As a result of the improving economy, however, the fiscal year ultimately produced revenues and transfers of

$42.7 billion which more than offset expenditures of $42.0 billion and thereby reduced the accumulated budget deficit.

            With strengthening revenues and reduced caseload growth driven by an improving economy, the State entered the 1995-96 Fiscal Year budget negotiations with the smallest nominal "budget gap" to be closed in many years. The 1995-96 Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year, and expenditures were budgeted at $43.4 billion. In addition, the Department of Finance projected that after repaying the last of the carryover budget deficit, there would be a positive balance of $28 million in the budget reserve as of June 30, 1996.

            1996-97 Fiscal Year.
            The 1996-97 Governor's Budget, released January 10, 1996, projected General Fund revenues and transfers of $45.6 billion, a 1.3% increase over 1995-96. The Governor's budget proposed two major initiatives, a 15% personal and corporate income tax cuts and a revision of the trial court funding program, which would have the effect of reducing General Fund revenues. The Governor's Budget proposed General Fund expenditures of $45.2 billion. The Governor's Budget also proposed Special Fund revenues equal to expenditures, at a level of $13.3 billion.

            The May Revision of the Governor's Budget, released on May 21, 1996 ("The May Revision"), updated revenue estimates for the 1996-97 Fiscal Year, reflecting stronger economic activity in the State and thus greater revenue growth. The revised estimate was for $47.1 billion of revenues, still assuming the Governor's tax cut would be enacted, and $46.5 billion of expenditures.

            1996-97 Budget Act
            The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriates a budget reserve in the Special Fund of $305 million, as of June 30, 1997. The Department of Finance projects that, on June 30, 1997, the State's available borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing is anticipated.

            Revenues - The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased in over three years), approved a 5% cut in bank and corporation taxes, to be effective for income years commencing on January 1, 1997. As a result of the Legislature's failure to enact the personal income tax cut, revenues for the Fiscal Year are estimated to be $550 million higher than projected in the May Revision, and are now estimated to total $47.643 billion, a
3.3 percent increase over the final estimated 1995-96 revenues. Special Fund revenues are estimated to be $13.3 billion.

            Expenditures - The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures. Special Fund expenditures are budgeted at $12.6 billion.

            The following are principal features of the 1996-97 Budget Act:

            1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General Fund) and $1.65 billion above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second consecutive year, the full cost of living allowance (3.2 percent) was funded. Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called ADA, or Average Daily Attendance), an almost 15% increase over the level prevailing during the recession years. Out of this $1.6 billion total community colleges will receive an increase in funding of $157 million for 1996-97.

            Due to higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which was allocated to each school site.

            2. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings. See "Federal Welfare Reform".

            3. A 4.9 percent increase in funding for the University of California ($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees.

            4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

            5. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.

            6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

            The Budget Act did not contain any tax increases. As noted, there was a reduction in bank and corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters Tax Credit, saving $520 million in expenditures.

            Federal Welfare Reform - Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (P.L. 104-193, the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

            The Law requires states to implement the new TANF program not later than July 1, 1997 and provides California approximately $3.7 billion in block grant funds for FY 1996-97. States are allowed to implement TANF as soon as possible and will receive a prorated block grant effective the date of application. The California State Plan is to be submitted in time to allow grant reductions to be implemented effective January 1, 1997 (allowing $92 million of the $163 million referred to in paragraph 2 above to be saved) and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus in lieu of the $660 million savings initially assumed to be saved, it is now projected that savings will total approximately $360 million.

            A preliminary analysis of the Law by the Legislative Analyst's Office indicated that an overall assessment of how these changes will affect the State's General Fund will not be known for some time, and will depend on how the State implements the Law. There are many choices including how quickly the State implements the Law; the degree to which the State elects to make up for cuts in federal aid; provide more aid to counties, or cut some of its own existing programs for noncitizens; and the State's ability to avoid certain penalties written into the Law.

            1997-98 Fiscal Year Proposed Budget.

            On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects General Fund revenues and transfers in 1997-98 of $50.7 billion, a 4.6% increase from revised 1996-97 figures. The Governor proposes expenditures of $50.3 billion, a 3.9% increase from 1996-97. The Governor's Budget projects a balance in the SFEU of $553 million on June 30, 1998. The Governor's Budget also anticipates about $3 billion of external borrowing for cash flow purposes during the year, with no requirement for cross-fiscal year borrowing.

            Among the major initiatives and features of the Governor's Budget are the following:

            1. A proposed 10% cut in the Bank and Corporation Tax rate, to be phased in over two years.

            2. Proposition 98 funding for K-14 schools will be increased again, as a result of stronger revenues. Per-pupil funding for K-12 schools will reach $5,010, compared to $4,220 as recently as the 1993-94 Fiscal Year. Part of the new funding is proposed to be dedicated to the completion of the current program to reduce class size to 20 pupils in lower elementary grades, and to expand the program by one grade, so that it will cover K-3rd grade.

            3. Funding for higher education will be increased consistent with a four-year "compact" established in 1995-96. There is not projected to be any increase in student fees at any of the three levels of the State higher education system.

            4. The 1997-98 proposed Governor's Budget assumes approximately $500 million in savings contingent upon federal action. The Budget assumes that federal law will be enacted to remove the maintenance-of-effect requirement for Supplemental Security Income
(SSI) payments, thereby enabling the state to reduce grant levels pursuant to previously enacted state law ($279 million). The Budget also assumes the federal government will fund $216 million in costs of health care for illegal immigrants.

            The Orange County Bankruptcy. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

            In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.


Constitutional, Legislative and Other Factors.


            Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

            Revenue Distribution. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

            Health Care Legislation. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.


            The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

            Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

            California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.


            These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

            Mortgages and Deeds. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.


            Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

            In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.


            Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.


            Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.


            Proposition 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

            Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

            Legislation enacted by the California Legislature to implement
Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

            Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit."
Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

            Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

            Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

            During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

            Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

            Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

            1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

            2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

            3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

            4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

            5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

            6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

            7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

            8. Permits these provisions to be amended exclusively by the voters of the State of California.

            In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal.App. 3d 623, 215 Cal.Rptr. 511 (Cal.Ct.App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal.App.3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

            In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal.4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal.4th
344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

            Senate Bill 1590 (O'Connell), introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and it is currently pending in the California State Assembly. It is not clear whether the Bill, if enacted, would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

            Proposition 218. On November 5, 1996,the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

            Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

            Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

            The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

            Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

            Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

            Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.


            Other Investment Information. The investment adviser believes that it is likely that sufficient California Municipal Securities will be available to satisfy the investment objective, policies and limitations of the California Tax-Exempt Money Market Fund, and to enable the Fund to invest at least 50% of its total assets in California Municipal Securities at the close of each of its fiscal quarters. In meeting this investment policy the Fund may invest in Municipal Securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 20% of the Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser in light of the Fund's investment objective and policies. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

            If Pacific Horizon's Board of Directors, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the California Tax-Exempt Money Market Fund's total assets in California Municipal Securities at the close of each quarter of the California Tax-Exempt Money Market Fund's taxable year, the Board would re-evaluate the Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

Investment Limitations


            The Prospectuses for each Fund (except the Government Fund and the Treasury Only Fund) set forth certain fundamental policies that may not be changed with respect to such Fund without the affirmative vote of the holders of the majority of the Fund's outstanding shares (as defined below under "Miscellaneous"). Similarly, the following enumerated additional fundamental policies may not be changed with respect to a Fund without such a vote of shareholders.


The Prime Fund may not:

            1. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately thereafter more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of its total assets would be invested in other securities of any one bank or the securities of any other issuer (except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

                  In accordance with current regulations of the SEC, the Prime Fund presently intends to limit its investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period that does not exceed three business days. This intention is not, however, a fundamental policy of the Fund.

The Prime Fund, Treasury Fund and California Tax-Exempt Money
Market Fund may not:

            1. Purchase or sell real estate (however, a Fund may, to the extent appropriate to its investment objective, purchase securities issued by companies investing in real estate or interests therein and the California Tax-Exempt Money Market Fund may purchase Municipal Securities secured by real estate or interests therein).

            2. Underwrite the securities of other issuers.

            3. Purchase securities of companies for the purpose of exercising control.

            4. Purchase securities on margin, make short sales of securities or maintain a short position.

            5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets.

            6. Make loans except that (i) a Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies, and (ii) the Prime Fund may lend portfolio securities.

Neither the Government Fund nor the Treasury Only Fund may:

            1. Purchase any security or evidence of interest therein on margin, except that a Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities.

            2. Underwrite securities issued by other persons, except that all of the assets of a Fund may be invested in a corresponding investment company with the same investment objective and policies and except insofar as a Fund may technically be deemed an underwriter under the 1933 Act in selling a security.

            3. Make loans to other persons except (a) through the lending of securities held by a Fund, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this investment restriction the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

            4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by such Fund).

            5. Issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction No. 2 as stated in the Funds' Prospectus regarding borrowing.

            6. Concentrate its investments in any particular industry (excluding obligations of the U.S. Government, obligations of domestic banks, and repurchase agreements), but if it is deemed appropriate for the achievement of its investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry; provided, that nothing in this investment restriction shall affect the Fund's ability to invest a portion or all of its assets in a corresponding investment company with the same investment objective and policies.

The Tax-Exempt Money Fund may not:

            1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. Securities issued or guaranteed by the United States Government or its agencies or instrumentalities are not subject to this investment limitation. For purposes of this limitation and the Fund's policy on concentration of investments set forth in the Prospectus, a governmental agency, authority, instrumentality or other political subdivision is deemed to be an issuer, separate from the government creating such subdivision, if the security issued by such subdivision is backed only by the assets and revenues of the subdivision, and a guarantee of a security is not deemed to be a security issued by the guarantor, provided that no more than 10% of the value of the Fund's total assets is invested in securities issued or guaranteed by such guarantor.

            2. Underwrite any issue of securities, except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            3. Purchase or sell real estate, except that the Fund may, to the extent appropriate to its investment objective, invest in securities issued by companies which invest in real estate or interests therein.

            4. Purchase securities on margin, make short sales of securities or maintain a short position.

            5. Write or sell puts, calls, straddles, spreads or combinations thereof.

            6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs.

            7. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

            8. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, and may enter into repurchase agreements with respect to securities.

            9. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in Municipal Securities or obligations issued or guaranteed by the Federal Government and its agencies and instrumentalities; (b) although there is no limitation with respect to investments in certificates of deposit and bankers' acceptances issued by domestic branches of United States banks, no more than 10% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and no more than 25% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and foreign branches of domestic banks; (c) each utility service (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (d) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

The California Tax-Exempt Money Market Fund may not:

            1. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

            2. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs (however, the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities).

            3. Purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

            4. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Fund may acquire stand-by commitments with respect to its Municipal Securities.

            5. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

                             *         *         *

            If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

            For purposes of Investment Limitation P. 1 relating to the Prime Fund in this Statement of Additional Information, Investment Limitation P. 6 relating to the Government Fund and Treasury Only Fund in this Statement of Additional Information, Investment Limitation P. 9 relating to the Tax-Exempt Money Fund in this Statement of Additional Information and Investment Limitation
P. 5 relating to the California Tax-Exempt Money Market Fund only in this Statement of Additional Information, these Funds treat, in accordance with the current views of the staff of the SEC and as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

            For purposes of Investment Limitation P. 6 of this Statement of Additional Information with respect to the Prime Fund, Treasury Fund, and California Tax-Exempt Money Market Fund, Investment Limitation P. 3 of this Statement of Additional Information with respect to the Government Fund and Treasury Only Fund and Investment Limitation P. 8 of this Statement of Additional Information with respect to the Tax-Exempt Money Fund, the Funds may hold debt instruments whether such instruments are part of a public offering or privately negotiated.




                        PURCHASE AND REDEMPTION OF SHARES

In General

            The Company or its transfer agent may require any information reasonably necessary to evidence that a redemption has been duly authorized. Under the 1940 Act any of the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), during which trading on such Exchange is restricted, during which an emergency exists (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of portfolio securities is not reasonably practicable or for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

            In addition a Fund may redeem shares involuntarily in certain instances if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act. If the Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in readily-marketable securities or other property. In such an event a shareholder would incur transaction costs in selling the securities or other property. See "Net Asset Value" below for an example of when such form of payment might be appropriate. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the Company's net asset value at the beginning of such period.

            Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one Fund offered by the Company must maintain a separate Master

Account for each Fund. Institutions may arrange with the Funds' transfer agent for certain sub-accounting services (such as purchase, redemption and dividend record keeping).

National Banking Regulations

            The Comptroller of the Currency has ruled that a national bank may invest in shares of an investment company to the extent that the portfolio of such company consists of investments in which the bank might invest directly. As a national bank could invest directly without limitation in general obligations of the U.S. Treasury and the portfolios of the Treasury Fund and Treasury Only Fund are limited to such investments, national banks may acquire shares of the Treasury Fund and Treasury Only Fund without limitation.

            In addition, the regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. In the opinion of the Company's counsel, the purchase of shares of the Funds by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account. Prospective investors should consult their advisers regarding the law applicable to their purchase of shares.

Net Asset Value


            In General. Each class's net asset value per share is calculated by dividing the total value of the assets attributable to the class, less the value of any liabilities applicable to the class, by the total number of outstanding shares of that class. Each class's net asset value is calculated separately from each of the other of the Company's class's net asset value. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares representing interests in the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any re-investment of such proceeds, and a portion of any general assets of the Company not belonging to a particular Fund. Each Fund is charged with the direct expenses of that Fund and with a share of the general expenses of the Company. The determinations by the Board of Directors as to direct and allocable expenses and the allocable portion of general assets with respect to the various portfolios are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund except for payments to Shareholder Organizations that are borne solely by Horizon Service Shares and certain payments to Distribution or Service Organizations, including Bank of America and BA Investment Services, Inc. ("BAIS"), that are borne solely by Pacific Horizon Shares, X Shares and S Shares and Rule 12b-1 fees that are borne solely by X Shares and S Shares of the Funds, as described in the Prospectuses for such Shares.

            A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Columbus office is a day on which both the Funds' custodian and the New York Stock Exchange are open for trading, except a "business day" does not include Martin Luther King, Jr. Day, Columbus Day or Veteran's Day. In 1997 the holidays on which the New York Stock Exchange is closed are: New Year's Day, President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


            Amortized Cost Method. The Funds use the amortized cost method of valuation in computing the net asset value of their shares for purposes of sales and redemptions. Under this method a Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount such Fund would receive if it sold its portfolio securities. The market value of the securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its amortized cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its amortized cost. In either instance, if the security is held to maturity, no gain or loss will be realized.


            In connection with their use of amortized cost valuation, the Funds limit the dollar-weighted average maturity of their portfolios to not more than 90 days and do not purchase any instrument with a remaining maturity of greater than 397 calendar days, except for certain qualifying variable or floating rate instruments whose maturities may be longer. The Company's Board of Directors has also established, pursuant to rules promulgated by the SEC, procedures that are intended to stabilize each Fund's net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which a Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1% the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening a Fund's average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding shares without monetary consideration or determining net asset value per share by using available market quotations. If a Fund reduces the number of its outstanding shares without monetary consideration it will mail written notice to shareholders at least three business days before the redemption and in the notice will state the reason for the redemption and the fact that the redemption may result in a capital loss to shareholders.

            The Funds' administrator, the BISYS Group, Inc. (the "Administrator"), may use a pricing service to value certain portfolio securities where the prices provided are believed by the Administrator pursuant to guidelines adopted by the Board of Directors to reflect the fair value of such securities. In valuing a Fund's securities, the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the Company's Board of Directors. Additionally, in determining market-based net asset value per share all portfolio securities for which market quotations (or appropriate substitutes that reflect current market conditions) are not readily available shall be valued at their fair value as determined by the valuation committee in accordance with procedures established by the Board of Directors.

Supplementary Purchase Information:  Pacific Horizon Shares

            Initial purchases of Pacific Horizon Shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Pacific Horizon Shares into an already existing account by wire should telephone the Transfer Agent at (800) 346-2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the particular Fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

            Shares may be purchased in connection with IRAs only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds. The Transfer Agent may charge a fee to act as custodian for IRAs, payment of which could require the liquidation of shares. Pacific Horizon Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds liquidated by the Transfer Agent as fees for custodial services to IRA accounts will not be subject to the contingent deferred sales load. All fees charged are described in the appropriate form.

Supplementary Redemption Information:  Pacific Horizon Shares

            Pacific Horizon Shares for which orders for wire redemption are received on a business day before 2:30 p.m. (Eastern Time) with respect to the Prime Fund, Treasury Fund or Government Fund, 11:30 a.m. (Eastern Time) with respect to the Treasury Only Fund, 10:30 a.m. (Eastern Time) with respect to the California Tax-Exempt Money Market Fund or 12:00 noon (Eastern time) with respect to the Tax-Exempt Money Fund, will be redeemed as of such time and the proceeds of redemption (less any applicable contingent deferred sales load charged on Pacific Horizon Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds) will normally be wired in Federal funds on the same business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, payment for shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Pacific Horizon Shares for which orders for wire redemption are received on a business day after the respective times stated above or on a non-business day will be redeemed as of the next determination of net asset value for the Fund involved and the proceeds of redemption (less any applicable contingent deferred sales load charged on Pacific Horizon Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds) will normally be wired in federal funds on the next business day after receipt of the redemption request. Redemption proceeds (less any applicable contingent deferred sales load charged on Pacific Horizon Shares of the Prime Fund acquired through an exchange of

Class B shares of an investment portfolio of the Time Horizon Funds) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.


            To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 18290, Columbus, Ohio 43218-2090. Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.


            Investors redeeming by Check generally will be subject to the same rules and regulations that commercial banks apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent. An investor may deliver Checks directly to the Transfer Agent, BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, in which case the proceeds will be mailed, wired or made available at the Transfer Agent on the next business day. The Check delivered to the Transfer Agent must be accompanied by a properly executed stock power form on which the investor's signature is guaranteed as described in the Funds' Prospectuses.

            Because dividends accrue daily and because a contingent deferred sales load may be applicable, Checks should not be used to close an account. Check redemption may be modified or terminated at any time by the Company or the Transfer Agent upon notice to shareholders.

            For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

            Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal specifically is requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

            Pacific Horizon Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds are subject to a contingent deferred sales load upon redemption. For purposes of computing the contingent deferred sales load, the length of time of ownership will be measured from the date of the original purchase of Class B shares and will not include any period of ownership of the Pacific Horizon Shares of the Prime Fund.

            Exchange Privilege. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their Pacific Horizon Shares for shares of other investment portfolios in the Pacific Horizon Family of Funds or for like shares of any investment portfolio of Time Horizon Funds. In addition, holders of Class B shares of an investment portfolio of Time Horizon Funds may exchange such Class B shares for Pacific Horizon Shares of the Pacific Horizon Prime Fund without the payment of any contingent deferred sales load at the time the exchange is made. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

            Exchange transactions described in Paragraphs A, B, C, D and E below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

      A. Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds or Time Horizon Funds.

      B. Pacific Horizon Shares of the Prime Fund ("Prime Shares") acquired pursuant to an exchange transaction with Class B shares of an investment portfolio of Time Horizon Funds will continue to be subject to a contingent deferred sales load. However, Prime Shares that had been acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds may be exchanged for other Class B shares without the payment of a contingent deferred sales load at the time of exchange. In determining the holding period for calculating the contingent deferred sales load payable on redemption of Class B shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange unless the Class B shares have been exchanged for Prime Shares.

      C. Shares of any investment portfolio in the Pacific Horizon Family of Funds or Time Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. shares purchased with a sales load or issued in connection with an exchange transaction involving shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load shares of any other investment portfolio. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

      D. Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Family that is offered without a sales load.

      E. Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for shares in any other portfolio where the investor involved maintained an account in the Pacific Horizon Family of Funds before April 20, 1987 or was the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Company's Corporate Bond Fund.

            Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for shares of another investment portfolio in the Pacific Horizon Family (or for shares of any investment portfolio of Time Horizon Funds) which are sold with a sales load.

            Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

Pacific Horizon Shares, X Shares and S Shares


            Persons wishing to purchase Pacific Horizon Shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions. Persons purchasing X Shares through Bank of America's 401(k) Program should contact their representative. Persons wishing to establish a Sweep Account at BAIS, with respect to X Shares, a Sweep Account at Bank of America or its banking or brokerage affiliates, with respect to S Shares, or at certain other Service Organizations, with respect to X Shares and S Shares, should contact BAIS, Bank of America, its banking or brokerage affiliates or a Service Organization directly for appropriate instructions. Depending on the terms of the Sweep Account, Bank of America, its banking or brokerage affiliates , or BAIS may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America, its banking or brokerage affiliates, BAIS or the particular Service Organization is responsible for providing information concerning these services and any charges to any customers who must authorize the purchase of shares prior to such purchase.


            Miscellaneous.  Certificates for shares will not be issued.

            The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

            The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The contingent deferred sales load with respect to Pacific Horizon Shares of the Prime Fund acquired through an exchange of B Shares of an investment portfolio of the Time Horizon Funds is not charged on involuntary redemptions. The Company will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the Investment Company Act of 1940.

            If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in readily marketable securities or other property. In such an event, a shareholder would incur transaction costs in selling the securities or other property. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value at the beginning of such period.

                             MANAGEMENT OF THE FUNDS

Directors and Officers

            The directors and officers of the Company, their addresses, ages, and principal occupations during the past five years are:

                                      Position with
Name and Address          Age         Company           Principal Occupations
----------------          ---         --------------    ---------------------

Thomas M. Collins         62          Director          Of counsel, law firm of
McDermott & Trayner                                     McDermott & Trayner;
225 S. Lake Avenue                                      Partner of the law firm
Suite 410                                               of Musick, Peeler &
Pasadena, CA 91101-3005                                 Garrett (until April,
                                                        1993); Chairman of
                                                        the Board and
                                                        Trustee, Master
                                                        Investment Trust,
                                                        Series I (registered
                                                        investment company)
                                                        (since 1993);
                                                        President and
                                                        Chairman of the

                                      Position with
Name and Address          Age         Company           Principal Occupations
----------------          ---         --------------    ---------------------


                                                        Board of Pacific
                                                        Horizon Funds, Inc.
                                                        (1982 to August 31,
                                                        1995); former
                                                        Trustee, Master
                                                        Investment Trust,
                                                        Series II
                                                        (registered
                                                        investment company)
                                                        1993 to April
                                                        1997; former
                                                        Director, Bunker
                                                        Hill Income
                                                        Securities, Inc.
                                                        (registered
                                                        investment company)
                                                        through 1991.


Douglas B. Fletcher       71          Vice Chairman     Chairman of the Board
Fletcher Capital                      of the Board      and Chief Executive
Advisors Incorporated                                   Officer, Fletcher
4 Upper Newport Plaza                                   Capital  Advisor,
Suite 100                                               Incorporated, (regis-
Newport Beach, CA 92660-2629                            tered investment
                                                        advisor) 1991 to
                                                        date; Partner,
                                                        Newport Partners
                                                        (private venture
                                                        capital firm), 1981
                                                        to date; Chairman of
                                                        the Board and Chief
                                                        Executive Officer,
                                                        First Pacific
                                                        Advisors, Inc.
                                                        (registered
                                                        investment adviser)
                                                        and seven investment
                                                        companies under its
                                                        management, prior to
                                                        1983; former Allied
                                                        Member, New York
                                                        Stock Exchange;
                                                        Chairman of the
                                                        Board of FPA
                                                        Paramount Fund, Inc.
                                                        through 1984;
                                                        Director, TIS
                                                        Mortgage Investment
                                                        Company (real estate
                                                        investment trust);
                                                        Trustee and former
                                                        Vice Chairman of the
                                                        Board, Claremont
                                                        McKenna College;
                                                        Chartered Financial
                                                        Analyst.

Robert E. Greeley         64          Director          Chairman, Page Mill
Page Mill Asset                                         Asset Management (a
Management                                              private investment
433 California Street                                   company) since 1991;
Suite 900                                               Manager, Corporate
San Francisco, CA 94104                                 Investments, Hewlett
                                                        Packard Company from
                                                        1979 to 1991; Trustee,

                                      Position with
Name and Address          Age         Company           Principal Occupations
----------------          ---         --------------    ---------------------


                                                        Master Investment
                                                        Trust, Series I
                                                        (since 1993);
                                                        Director, Morgan
                                                        Grenfell Small Cap
                                                        Fund (since 1986);
                                                        former Director,
                                                        Bunker Hill Income
                                                        Securities, Inc.
                                                        (since 1989); former
                                                        Trustee, SunAmerica
                                                        Fund Group
                                                        (previously Equitec
                                                        Siebel Fund Group)
                                                        from 1984 to 1992;
                                                        former Trustee,
                                                        Master Investment
                                                        Trust, Series II
                                                        from 1993 to
                                                        February 1997
                                                        (registered
                                                        investment companies).


Kermit O. Hanson          80          Director          Vice Chairman of the
17760 14th Ave., N.W.                                   Advisory Board, 1988 to
Shoreline, WA 98177                                     date, Executive
                                                        Director, 1977 to 1988,
                                                        Pacific Rim Bankers
                                                        Program (a non-profit
                                                        educational
                                                        institution); Dean
                                                        Emeritus, 1981 to date,
                                                        Dean, 1964-81, Graduate
                                                        School of Business
                                                        Administration,
                                                        University of
                                                        Washington; Director,
                                                        Washington Federal
                                                        Savings & Loan
                                                        Association; Trustee,
                                                        Seafirst Retirement
                                                        Funds (since 1993)
                                                        (registered investment
                                                        company).


Cornelius J. Pings*       67          Chairman of       President, Association
Association of American               the Board and     of American Universi-
Universities                          President         ties, February 1993 to
1200 New York Avenue, NW                                date; January 1993,
Provost, 1982 to                                        Senior Vice President
Suite 550                                               for Academic Affairs,
Washington, DC 20005                                    1981 to January 1993,
                                                        University of Southern
                                                        California; Trustee,
                                                        Master Investment Trust,
                                                        Series I (since 1995);

                                      Position with
Name and Address          Age         Company           Principal Occupations
----------------          ---         --------------    ---------------------


                                                        former Trustee,
                                                        Master Investment
                                                        Trust, Series II
                                                        (October 1995 to
                                                        February 1997).

J. David Huber            49          Executive         Employee of BISYS Fund
BISYS Fund Services                   Vice President    Services, Inc.,
3435 Stelzer Road                                       June 1987 to present;
Columbus, OH 43219                                      President of Master
                                                        Investment Trust,
                                                        Series I, and
                                                        Seafirst Retirement
                                                        Funds (since 1996)
                                                        Master Investment
                                                        Trust Series II
                                                        (1996 - February 1997).


Michael Brascetta         37          Vice President    Senior Vice President
BISYS Fund Services                                     of Shareholder Services,
3435 Stelzer Road                                       BISYS Fund Services,
Columbus, OH 43219                                      Inc., April 1996 to
                                                        present; Employee, The
                                                        Vanguard Group, 1981 to
                                                        April 1996.


Irimga McKay              36          Vice              Senior Vice President,
1230 Columbia Street                  President         July 1993 to date, prior
5th Floor                                               thereto First Vice
La Jolla, CA 92037                                      President of the
                                                        Administrator and
                                                        Distributor,
                                                        November 1988 to
                                                        July 1993; Vice
                                                        President, Series
                                                        II and Seafirst
                                                        Retirement Funds
                                                        (since 1993); Master
                                                        Investment Trust
                                                        (1993 - February
                                                        1997), Regional Vice
                                                        President, Continental
                                                        Equities, June 1987
                                                        to November 1988;
                                                        Assistant
                                                        Wholesaler, VMS
                                                        Realty Partners (a
                                                        real estate limited
                                                        partnership), May
                                                        1986 to June 1987.


Stephanie L. Blaha        37          Vice              Director of Client
BISYS Fund Services                   President         Services of the
3435 Stelzer Road                                       Administrator, March
Columbus, OH  43219                                     1995 to date, prior
                                                        thereto Assistant Vice
                                                        President of the
                                                        Administrator and
                                                        Distributor, October
                                                        1991 to March 1995; Vice
                                                        President, Seafirst

                                      Position with
Name and Address          Age         Company           Principal Occupations
----------------          ---         --------------    ---------------------


                                                        Retirement Funds,
                                                        Master Investment
                                                        Trust, Series I
                                                        (since 1996) and
                                                        Master Investment
                                                        Trust, Series II
                                                        (1993 - February
                                                        1997); Account
                                                        Manager, AT&T
                                                        American Transtech,
                                                        Mutual Fund
                                                        Division, July 1989
                                                        to October 1991.

Kevin L. Martin           35          Treasurer         Vice President, Fund
BISYS Fund Services                                     Accounting BISYS Fund
3435 Stelzer Road                                       Services, Inc.
Columbus, OH  43219                                     February 1996 to
                                                        Present; Treasurer,
                                                        Seafirst Retirement
                                                        Funds (since 1996)
                                                        and Master
                                                        Investment Trust,
                                                        Series II (1996 -
                                                        February 1997)
                                                        Senior Audit
                                                        Manager, Ernst &
                                                        Young LLP (1984 to
                                                        February 1996).

Lisa Ling                 36          Assistant         Employee, BISYS Fund
BISYS Fund Services                   Treasurer         Services, Inc., November
3435 Stelzer Road                                       1995 to present;
Columbus, OH  43219                                     Assistant Treasurer,
                                                        Master Investment
                                                        Trust Series II
                                                        (1996 - February
                                                        1997) and Seafirst
                                                        Retirement Funds
                                                        (since 1996);
                                                        employee, Federated
                                                        Investors, October
                                                        1982 to November 1995.

W. Bruce McConnel, III    54          Secretary         Partner of the law firm
1345 Chestnut Street                                    of Drinker Biddle &
Philadelphia National Bank                              Reath LLP.
Building, Suite 1100
Philadelphia, PA 19107

George O. Martinez        36          Assistant         Senior Vice President
BISYS Fund Services                   Secretary         and Director of
3435 Stelzer Road                                       Administrative and
Columbus, OH  43219                                     Regulatory Services, of
                                                        the Administrator, since
                                                        April 1995; Assistant
                                                        Secretary, Seafirst
                                                        Retirement Funds (since
                                                        1995) and Master
                                                        Investment Trust, Series
                                                        II (1995 - February

                                      Position with
Name and Address          Age         Company           Principal Occupations
----------------          ---         --------------    ---------------------


                                                        1997); prior thereto,
                                                        Vice President and
                                                        Associate General
                                                        Counsel, Alliance
                                                        Capital Management, L.P.


Alaina V. Metz            28          Assistant         Chief Administrator,
BISYS Fund Services                   Secretary         Administrative and
3435 Stelzer Road                                       Regulatory Services,
Columbus, OH 43219                                      BISYS Fund Services,
                                                        Inc., June 1995 to
                                                        present; Assistant
                                                        Secretary of
                                                        Seafirst Retirement
                                                        Funds (since 1996);
                                                        Supervisor, Mutual
                                                        Fund Legal
                                                        Department, Alliance
                                                        Capital Management,
                                                        May 1989 to June 1995.

----------
* Mr. Pings is an "interested director" of the Company as defined in the 1940 Act.

            The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Hanson. The Board does not have an Executive Committee.


            Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $20,000 per annum for his services as President; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. Kenneth L. Trefftz, a former director of the Company, became a director emeritus of the Company and received a retirement benefit of $60,000 on January 1, 1997. Mr. Collins, the former President and Chairman of the Company, received an additional $40,000 per year through February 28, 1997 in recognition of his years of service. The Funds, and each other fund of the Company, pays its proportionate share of these amounts based on relative net asset values.


            For the fiscal year ended February 28, 1997, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $316,500. Of that amount, $148,436, $78,691, $18,169, $11,974, $12,997 and $19,418 of directors'
compensation were allocated to the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and California Tax-Exempt Money Market Funds, respectively. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.


            Under a retirement plan approved by the Board of Directors, including a majority of its directors who are not "interested persons" of the Company, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director served as Chairman of the Board.

            Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

            In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

            In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

            The obligation of the Company to pay benefits to a former director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

            The following chart provides certain information as of February 28, 1997 about the fees received by directors of the Company as directors and/or officers of the Company and as directors and/or trustees of the Fund Complex:

================================================================================
                                                                     TOTAL
                                                                 COMPENSATION
                                     PENSION OR                      FROM
                                     RETIREMENT      ESTIMATED    REGISTRANT
                       AGGREGATE      BENEFITS        ANNUAL       AND FUND
                     COMPENSATION    ACCRUED AS      BENEFITS      COMPLEX**
   NAME OF PERSON/     FROM THE     PART OF FUND       UPON         PAID TO
       POSITION         COMPANY       EXPENSES*     RETIREMENT     DIRECTORS
--------------------------------------------------------------------------------
Thomas M. Collins       $76,000       $14,074         $31,293       $86,125
Director+
--------------------------------------------------------------------------------
Douglas B. Fletcher     $37,000       $11,410         $24,680       $37,000
Vice Chairman of
the Board
--------------------------------------------------------------------------------
Robert E. Greeley++     $33,000       $ 8,992         $17,905       $51,625
Director
--------------------------------------------------------------------------------
Kermit O. Hanson        $35,000       $12,664         $26,722       $43,000
Director
--------------------------------------------------------------------------------
Kenneth J. Trefftzs***  $60,000       $18,500         $  --         $78,500
Director Emeritus
--------------------------------------------------------------------------------
Cornelius J. Pings      $57,000       $10,133         $22,561       $68,125
President and
Chairman of the
Board+++
================================================================================

----------
* For the fiscal year ended February 28, 1997, the Company accrued on the part of all of the directors an aggregate of $57,273 in retirement benefits.
** The "Fund Complex" consists of the Company, Seafirst Retirement Funds, Master Investment Trust, Series I, [Master Investment Trust, Series II], Time Horizon Funds and World Horizon Funds.
*** During the fiscal year ended February 28, 1997, Mr. Trefftzs received a lump sum payment of $60,000, representing payment of a retirement benefit from the Company. Mr. Trefftzs has accrued a further amount of $18,500 as of February 28, 1997 in pension or retirement benefits from the Company.
+ Mr. Collins was President and Chairman of the Board of the Company until August 31, 1995.
++    Mr. Greeley became a director of the Company on April 25, 1994.
+++ Mr. Pings became President and Chairman of the Board of the Company effective September 1, 1995.


Investment Adviser

            Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to each of the Funds, other than the Government and Treasury Only Funds, since the commencement of their operations. In the investment advisory agreement, Bank of America has agreed to provide investment advisory services as described in the Prospectuses. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreement other than the cost of securities, including brokerage commissions, if any, purchased for the

Company. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries or other affiliates of Bank of America or its parent corporation. For the services provided and expenses assumed pursuant to the investment advisory agreement, the Company has agreed to pay Bank of America fees, accrued daily and payable monthly, at the following annual rates: .10% of the first $3 billion of each Fund's net assets, plus .09% of the next $2 billion of each Fund's net assets, plus .08% of each Fund's net assets over $5 billion. From time to time, Bank of America may waive fees or reimburse the Company for expenses voluntarily or as required by certain state securities laws.


            For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, Bank of America was paid in the aggregate, pursuant to the investment advisory agreements applicable to them, advisory fees (net of waivers) of $2,330,203, $3,964,899 and $5,792,971, respectively, by the Prime Fund, $2,140,125, $2,446,958 and $2,861,734, respectively, by the Treasury Fund and $501,956, $439,603 and $444,648, respectively, by the Tax-Exempt Money Fund. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, Bank of America was paid in the aggregate, pursuant to the investment advisory agreements applicable to it, advisory fees (net of waivers and expense reimbursements) of $301,964, $508,348 and $849,799, respectively, by the California Tax-Exempt Money Market Fund. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, Bank of America did not effect any fee waivers or expense reimbursements with respect to the Treasury Fund but did reimburse expenses or waive fees to the Prime Fund, in the aggregate, in the amount of $920,627, $0 and $0, and the Tax-Exempt Money Fund, in the amount of $11,611, $0 and $0, respectively. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, Bank of America, in the aggregate, waived fees and reimbursed expenses with respect to the California Tax-Exempt Money Market Fund in the amount of $0, $0 and $153,004, respectively.


            For the fiscal year ended February 28, 1995, the Government Fund and Treasury Only Fund paid Bank of America investment advisory fees (net of fee waivers or expense reimbursements) of $321,634 and $293,305, respectively. For that same period, Bank of America waived fees of $8,313 for the Treasury Only Fund and waived fees of $313,740 and reimbursed expenses to the Government Fund in the amount of $14,000. For the fiscal year ended February 29, 1996, the Government Fund and Treasury Only Fund paid Bank of America investment advisory fees

(net of fee waivers and expense reimbursements) of $539,047 and $487,156, respectively. For that same period, Bank of America waived fees of $276,490 and reimbursed expenses of $4,778 with respect to the Government Fund. For the fiscal year ended February 28, 1997, the Government Fund and Treasury Only Fund paid Bank of America investment advisory fees (net of fee waivers and expense reimbursements) of $539,047 and $487,156, respectively. For that same period, Bank of America waived fees of $335,332 and $0 for the Government Fund and Treasury Only Fund, respectively.


            The Company's investment advisory agreement for the Funds provides that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the investment advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Glass-Steagall Act and Proposed Legislation


            The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.


            Bank of America believes that if the question was properly presented, a court should hold that Bank of America may perform the services for the Company contemplated by the investment advisory agreement, the Prospectuses, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Company or from continuing to purchase Company shares for the accounts of its customers.


            For a discussion of the Glass-Steagall Act in connection with the Company's Shareholder Services Plan, see "Shareholder Services Plan" in the Prospectuses for Horizon Service Shares.

            On the other hand, as described herein, the Funds are currently distributed by the Distributor, and the Administrator, its parent, provides the Company with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling or distributing shares of an investment company were relaxed, the Company expects that Bank of America would consider the possibility of offering to perform some or all of the services now provided by the Administrator or the Distributor. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation was enacted, the Company expects that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by the Administrator of Distributor. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Company's Board of Directors.

Administrator


            The BISYS Group, Inc. (the "Administrator"), through its wholly-owned subsidiary BISYS Fund Services, L.P., with principal offices at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219, is the Company's administrator. The Administrator also serves as administrator to several other investment companies. Prior to November 1, 1996, Concord Holding Corporation ("Concord") an indirect, wholly-owned subsidiary of BISYS served as administrator and references to the Administrator with respect to periods prior to November 1, 1996 shall mean Concord.

            The Administrator provides administrative services for the Funds as described in their Prospectuses pursuant to a Basic Administrative Services Agreement. The agreement will continue in effect with respect to each Fund until October 31, 1997 and thereafter will be extended with respect to each Fund for successive periods of one year, provided that each such extension is specifically approved (a) by vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund. The agreement is terminable at any time without cause and without penalty by the Company's Board of Directors or by a vote of a majority of a Fund's outstanding shares upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Company.

            For its services under the Basic Administrative Services Agreement, the Administrator is entitled to receive an administration fee, accrued daily and payable monthly, at the following annual rates: .10% of the first $7 billion of each Fund's net assets, plus .09% of the next $3 billion of each Fund's net assets, plus .08% of each Fund's net assets over $10 billion. From time to time, the Administrator may waive fees or reimburse the Company for expenses, either voluntarily or as required by certain state securities laws.


            For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, the Administrator was paid, pursuant to the administration agreement then in effect, administration fees (net of waivers) of $2,366,035, $4,062,578 and $6,236,990, respectively, by the Prime Fund, $2,140,125,
$2,447,372 and $2,863,262, respectively, by the Treasury Fund and $501,956, $439,603 and $444,648, respectively, by the Tax-Exempt Money Fund. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, the Administrator was paid, pursuant to the administration agreement then in effect, administrative fees (net of waivers) of $301,964, $508,348 and $849,799, respectively, by the California Tax-Exempt Money Market Fund. For the fiscal years ended February 28, 1995, February 29, 1996, and February 28, 1997, the Administrator did not effect any fee waivers with respect to the Treasury Fund, but reimbursed operating expenses of $95,000 and $0 for the fiscal years ended February 29, 1996 and February 28, 1997. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, the Administrator reimbursed the Prime Fund and Tax-Exempt Money Fund for expenses or waived fees in the amount of $949,233, $235,000 and $0 and $11,611, $0 and $0, respectively. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, aggregate fee waivers and expense reimbursements by the Administrator with respect to the California Tax-Exempt Money Market Fund were $0, $5,000 and $0, respectively.

            For the fiscal year ended February 28, 1995, the Government Fund and Treasury Only Fund paid the Administrator (net of fee waivers), $463,641 and $293,305, respectively. For this same period the Administrator waived fees due from the Government Fund and Treasury Only Fund in the amounts of $185,733 and $8,313, respectively and reimbursed the Funds $0 and $0, respectively. For the fiscal year ended February 29, 1996, the Government Fund and Treasury Only Fund paid the Administrator $489,935 and $341,008, respectively. For this same period, the Administrator waived fees due from the Government Fund in the amount of $182,262. For the fiscal year ended February 28, 1997, the Government Fund and the Treasury Only Fund paid the Administrator, $539,047 and $487,156, respectively.


            The Administrator will bear all expenses in connection with the performance of its services under its Basic Administrative Services Agreement for the Funds with the exception of fees charged by The Bank of New York for certain fund accounting services which are borne by the Funds. See "Custodian and Transfer Agent" below. Expenses borne by the Company include taxes, interest, brokerage fees and commissions, if any, fees of directors who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or any of their affiliates, SEC fees and state securities qualification fees, advisory fees, fees payable under the Basic Administrative Services Agreement and Special Management Services Plan, fees payable to Shareholder, Distribution and Service Organizations, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes, cost of shareholders' reports and corporate meetings and any extraordinary expenses.

            The Basic Administrative Services Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of the Administrator's duties or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Special Management Services Plan

      Effective January 1997, the Special Management Services Agreement with respect to the Funds' Pacific Horizon Shares was terminated and replaced by the Special Management Services Plan. Fees payable by the Funds' Pacific Horizon Shares pursuant to the Special Management Services Plan are the same as those payable pursuant to the Special Management Services Agreement. Shareholder Organizations provide services to their clients who beneficially own Pacific Horizon Shares of the Funds as described in the prospectuses pursuant to the Special Management Services Plan.

      Unless sooner terminated, the Special Management Services Plan (and any agreement entered into pursuant to such Plan) will continue until October 31, 1997 and thereafter shall continue automatically for successive annual periods provided such continuance is approved at least annually by a majority of the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Special Management Services Plan or in any agreement related to such Plan (the "Disinterested Directors") by vote cast in person at a meeting called for such purpose. The selection and nomination of the directors who are not "interested persons" of the Company shall be committed to such Disinterested Directors. In addition, any material amendment to the terms of the Special Management Services Plan shall become effective only upon the approval of a majority of the Disinterested Directors. The Special Management Services Plan is terminable at any time with respect to Pacific Horizon Shares of any Fund by vote of a majority of the Disinterested Directors. Any agreement entered into pursuant to the Special Management Services Plan is terminable with respect to Pacific Horizon Shares of any Fund without penalty at any time by the Company (which termination may be by vote of a majority of the Disinterested Directors) or by a Shareholder Organization upon notice to the Company.

      In consideration of the services provided pursuant to the Special Management Services Plan, Shareholder Organizations are entitled to receive a fee, computed daily and payable monthly at the annual rate of up to 0.32% of the average daily net asset value of each Fund's Pacific Horizon Shares (0.35% for the California Tax-Exempt Money Market Fund) beneficially owned by clients of such Shareholder Organizations. The Special Management Services Plan provides that a written report of the amounts expended under such Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly.


            For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, the Prime Fund incurred expenses under either the previous Special Management Services Agreement or the new Special Management Services Plan (January 1, 1997 through February 28, 1997) of $3,464,984, $5,244,694 and
$7,225,077, respectively, of which $65,326, $68,810 and $48,060 , respectively, were earned by the Administrator, $18,906, $4,193,897 and $37,933, respectively, were earned by Bank of America, $268,593, $633,935 and $828,637, respectively, were earned by affiliates of the Administrator, and $3,112,159, $348,052 and $6,358,507, respectively, were earned by affiliates of Bank of America; and the Treasury Fund incurred expenses of $3,830,002, $3,781,235 and $2,600,002, respectively, of which $28,381, $30,679 and $17,372, respectively, were earned by the Administrator, $9,031, $3,250,931 and $0, respectively, were earned by Bank of America, $40,665, $294,175 and $1,580,540, respectively, were earned by affiliates of the Administrator, and $3,751,925, $205,450 and $1,019,462, respectively, were earned by affiliates of Bank of America. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, the Tax-Exempt Money Fund incurred expenses under the Plan (before fee waivers) of $135,034, $151,128 and $187,663, respectively, of which $8,273, $5,115 and $5,303, respectively, were earned by the Administrator, $1,062, $145,543 and $0, respectively, were earned by Bank of America, $125,664, $0 and $153,076, respectively, were earned by affiliates of Bank of America and $0, $470 and $34,587, respectively, were earned by affiliates of the Administrator. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, the California Tax-Exempt Money Market Fund incurred expenses under the Agreement (before fee waivers) of $639,503, $1,181,258 and $1,785,019, respectively, of which $9,701, $10,928 and $7,814, respectively, were earned by the Administrator, $21,474, $49,396 and $318,263, respectively, were earned by affiliates of the Administrator, $2,892, $959,655 and $0, respectively were earned by Bank of America and $605,436, $0 and $1,466,756, respectively, were earned by affiliates of Bank of America. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, Bank of America and the Administrator, and their respective affiliates, did not waive any Special Management Services fees with respect to the Prime Fund, Treasury Fund, California Tax-Exempt Money Market Fund, or Tax-Exempt Money Fund.


            For the fiscal year ended February 28, 1995, the Government Fund and Treasury Only Fund incurred expenses of

$774,259 and $191,572, respectively, under the Agreement, of which $0 and $1,581, respectively, were earned by Bank of America; $135 and $1,779, respectively, were earned by the Administrator; $774,124 and $187,925, respectively, were earned by affiliates of Bank of America; and $0 and $287, respectively, were earned by affiliates of the Administrator. For the fiscal year ended February 29, 1996, the Government Fund and Treasury Only Fund incurred expenses of $993,425 and $613,759, respectively, under the Agreement, of which, $686,425 and $434,890, respectively, were earned by Bank of America; $182 and $5,540, respectively, were earned by the Administrator; $299,463 and $134,307, respectively, were earned by affiliates of Bank of America; and $7,355 and $39,022 were earned by affiliates of the Administrator. For the fiscal year ended February 28, 1997, the Government Fund and Treasury Only Fund incurred expenses of $720,909 and $854,818, respectively, under the Agreement, of which $32,071 and $7,006, respectively were earned by Bank of America; $396 and $637, respectively, were earned by the Administrator; $652,101 and $626,411, respectively, were earned by affiliates of Bank of America and $36,737 and $221,401, respectively, were earned by affiliates of the Administrator.


Fee Waivers and Expense Reimbursements


            During the course of the Company's fiscal year, the Administrator and Bank of America may prospectively waive payment of fees and/or assume certain expenses of one or more of the Company's funds, as a result of competitive pressures and in order to preserve and protect the business and reputation of the Administrator and Bank of America. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.


Distributor

            The Distributor acts as the exclusive distributor of the shares of each of the Funds pursuant to a distribution agreement with the Company. Shares are sold on a continuous basis by the Distributor as agent, although the Distributor is not obliged to sell any particular amount of shares. No compensation is payable by the Funds to the Distributor for its distribution services. The distribution agreement shall continue in effect with respect to each Fund until October 31, 1997. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually
(a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Funds as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of such Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Company. This Agreement will automatically and immediately terminate in the event of its "assignment."

            The Distribution and Services Plan. The Distributor is also entitled to payment from the Company for distribution and service fees pursuant to the Distribution and Services Plan (the "12b-1 Plan") adopted on behalf of the X Shares and S Shares. Under the 12b-1 Plan, the Company may pay the Distributor for: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing X Shares and S Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature for X Shares and S Shares; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current X or S shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (severally, "a Distribution Organization") with respect to a Fund's X Shares and S Shares beneficially owned by customers for whom the Distribution Organization is the Distribution Organization of record or holder of record of such X Shares or S Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) for such other services as may be construed, by any court or governmental agency or commission, including the Securities and Exchange Commission, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

            Pursuant to the 12b-1 Plan, the Company may also pay for administrative support services provided with respect to a Distribution Organizations customers ("clients") X Shares and S Shares. Administrative services provided may include some or all of the following: (i) processing dividend and distribution payments from a Fund on behalf of its Clients; (ii) providing information periodically to its Clients showing their positions in X Shares and S Shares; (iii) arranging for bank wires; (iv) responding to routine Client inquiries concerning their investment in X Shares and S Shares; (v) providing the information to the Funds necessary for accounting or sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its Clients; (vii) aggregating and processing purchase and redemption requests from its Clients and placing net purchase and redemption orders for its Clients; (viii) establishing and maintaining accounts and records relating to Clients that invest in X Shares and S Shares; (ix) assisting Clients in changing dividend options, account designations and addresses; (x) developing, maintaining and operating systems necessary to support Sweep Accounts; or (xi) other similar services if requested by the Company.

            The 12b-1 Plan for X Shares and S Shares provides that the Distributor is entitled to receive payments on a monthly basis at an annual rate not exceeding 0.55% and 1.00% of the average daily net assets during such month of the outstanding X Shares and S Shares, respectively, to which such 12b-1 Plan relates. Not more than 0.25% of such net assets will be used to compensate Service Organizations for personal services provided to X and S shareholders and/or the maintenance of such shareholders' accounts and not more than 0.30% and 0.75% of such net assets of the X and S shareholders, respectively, will be used for promotional and other primary distribution activities.

            Payments made out of or charged against the assets of a particular class of shares of a particular Fund must be in payment for expenses incurred on behalf of that class.

            Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Company] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a written report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval and that other material amendments of the 12b-1 Plan must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan, or in any agreements entered into in connection with the 12b-1 Plan, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Non-Interested Plan Directors"). The selection and nomination of the directors of the Company who are not "interested persons" of the Company have been committed to the discretion of the Non-Interested Plan Directors.


            The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and their X and S shareholders. The 12b-1 Plan is subject to annual reapproval by a majority of the Company's Board of Directors, including a majority of the Non-Interested Plan Directors and is terminable without penalty at any time with respect to any Fund by a vote of a majority of the Non-Interested Plan Directors or by vote of the holders of a majority of the outstanding X Shares and S Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the outstanding X Shares or S Shares of such Fund, or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

            For the fiscal year ended February 28, 1997, 12b-1 fee payments to Shareholder Organization totalled $147,984, $4,111, and $22,455 with respect to X Shares of the Prime Fund, Treasury Fund and California Tax-Exempt Money Market Fund, respectively and represented the total of payments made under 12b-1 plan. For the fiscal year ended February 28, 1997 shareholder service fee payments to Shareholder Organization totalled $123,320, $3,425, and $18,713 with respect to X Shares of the Prime Fund, Treasury Fund and California Tax-Exempt Money Market Fund, respectively. Of these amounts, for the fiscal year ended, $270,960, $7,529 and $41,168 was paid to Bank of America affiliates with respect to X Shares of the Prime Fund, Treasury Fund and California Tax-Exempt Money Market Fund. As of February 28, 1997, no S Shares were outstanding.


Custodian and Transfer Agent

            The Company has appointed The Bank of New York, 90 Washington Street, New York, New York 10286, as custodian for the Funds. Additionally, BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, a wholly-owned subsidiary of the Administrator, has been appointed as transfer and dividend disbursing agent for the Company. As transfer and dividend disbursing agent for each Fund, BISYS Fund Services, Inc. has agreed to provide services including
(1) issuing and redeeming shares of the Funds, and (ii) making dividend and other distributions to shareholders of the Fund. The Bank of New York also provides the Company with certain accounting, bookkeeping, pricing, and dividend and distribution calculation services pursuant to a fund accounting services agreement with the Administrator. The monthly fees charged by the bank under the fund accounting agreement are borne by the Funds. The Company and The Bank of New York have appointed Bank of America to act as sub-custodian pursuant to a Sub-Custodian Agreement. As sub-custodian of the Company's assets, Bank of America (i) maintains a separate account or accounts in the name of the Company,
(ii) holds and disburses portfolio securities on account of the Company, (iii) makes receipts and disbursements of money on behalf of the Company, (iv) collects and receives all income and other payments and distributions on account of the Company's portfolio securities held by Bank of America, (v) responds to correspondence from security brokers and others relating to its duties, and (vi) makes periodic reports to the Company's Board of Directors concerning its duties thereunder. Under the Sub-Custodian Agreement, the Company will reimburse Bank of America for its costs and expenses in providing services thereunder. Bank of America is the successor to Security Pacific under the Sub-Custodian Agreement. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, Bank of America, in its capacity as sub-custodian, did not hold any of the Company's assets and, accordingly, received no fees. For its services as transfer and dividend disbursing agent to the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and California Tax-Exempt Money Market Funds, BISYS Fund Services, Inc. receives a fee, payable monthly, at the annual rate of $10,000 per Fund. Each Fund also reimburses BISYS Fund Services, Inc. for any out-of-pocket expenses incurred as transfer agent.

                                      TAXES

            The following is only a summary of certain additional considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses for the Funds. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

Federal - All Funds

            Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions (including amounts derived from interest on Municipal Securities in the case of the Tax-Exempt Money Fund and California Tax-Exempt Money Market
Fund) to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.


            Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income, if any, and 90% of its tax-exempt income, if any, net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. A Fund will be taxed on its undistributed investment company taxable income, if any.

            A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of securities and certain other investments held for less than three months (the "Short-Short Test"). Interest (including original issue and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.


            Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the distributing Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year.


            Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%; however, because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.


            A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income for each calendar year and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

            The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to shareholders (i) who have failed to provide a correct tax identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Company that they are not subject to backup withholding or that they are "exempt recipients."


            At February 28, 1997, the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund, had unused capital loss carryovers of approximately $3,470,138 (of which $744,962 will expire in fiscal 2002 and $2,725,176 will expire in fiscal
2003), $47,456 (which will expire in fiscal 2002), $939,079 (which will expire in fiscal 2003), $23,969 (which will expire in fiscal 2003), $188,027 (of which $16,664 will expire in fiscal 1998, $14,011 will expire in fiscal 2000, $71,218 will expire in fiscal 2002, $19,132 will expire in fiscal 2003, $36,425 will expire in fiscal 2004 and $30,577 will expire in fiscal 2005) and $4,266 (which will expire in fiscal 2004), respectively, available for federal income tax purposes to be applied against future capital gains, if any.

Federal - Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund

            The policy of the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund is to pay each year as exempt-interest dividends substantially all the respective Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gains dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year. In order for the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of each Fund's taxable year at least 50% of the aggregate value of each Fund's assets must consist of exempt-interest obligations.

            Exempt-interest dividends may be treated by shareholders of the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund as items of interest excludable from their gross income under Section 103(a) of the Code. However, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would retain the exclusion under
Section 103(a) if such shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the respective Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who both
(1) regularly uses a part of such facilities in his or her trade or business and
(2) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships and S corporations and their shareholders. Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund generally is not deductible for federal income tax purposes.

            Income itself exempt from federal income taxation will be considered in addition to adjusted gross income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.

California - California Tax-Exempt Money Market Fund

            As a regulated investment company, the California Tax-Exempt Money Market Fund will be relieved of liability for California state franchise and corporate income tax to the extent its taxable income is distributed to its shareholders. The California Tax-Exempt Money Market Fund will be taxed on its undistributed taxable income. If for any year the California Tax-Exempt Money Market Fund does not qualify as a regulated investment company, all of its taxable income (including interest income on California Municipal Securities for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

            If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company, or series of that company, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities are generally limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations. "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The California Tax-Exempt Money Market Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the California Tax-Exempt Money Market Fund does not so qualify, no part of its respective dividends to shareholders will be exempt from the California state personal income tax.

            Within sixty days after the close of its taxable year, the California Tax-Exempt Money Market Fund will notify its respective shareholders of the portion of the dividends paid by the Fund to each shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the California Tax-Exempt Money Market Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the California Tax-Exempt Money Market Fund for such year on California Exempt Securities over any amounts that, if the California Tax-Exempt Money Market Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid for any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

            In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the California Tax-Exempt Money Market Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes - Federal - Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund" above. Interest on indebtedness incurred by a shareholder to purchase or carry California Tax-Exempt Money Market Fund shares is not deductible for California state personal income tax purposes if the California Tax-Exempt Money Market Fund distributes California exempt-interest dividends during the shareholder's taxable year.

            The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Tax-Exempt Money Market Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Tax-Exempt Money Market Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Tax-Exempt Money Market Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary or capital gains dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the California Tax-Exempt Money Market Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of California Tax-Exempt Money Market Fund dividends and as to their own California state tax situation, in general.

Other Information

            Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

            Exempt-interest dividends generally will be exempt from state and local taxes as well. However, except as noted above with respect to California state personal income tax, in some situations income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

            The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.

                                YIELD INFORMATION

            The "yields" and "effective yields" of each Fund are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each Fund's series of shares is computed separately for each series by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yields for each Fund are computed by compounding a particular Fund's unannualized base period returns (calculated as above) by adding 1 to the base period returns, raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results. In addition, the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may quote a standardized "tax-equivalent yield" for each of its series of shares which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) for such series that is exempt from federal, or in the case of the California Tax-Exempt Money Market Fund both federal and California state, income tax by one minus a stated federal, or in the case of the California Tax-Exempt Money Market Fund a combined federal and California state, income tax rate; (b) with respect to the California Tax-Exempt Money Market Fund dividing the portion of that Fund's yield (as calculated above) that is exempt from federal income tax only by one minus a federal income tax rate, and (c) adding the figure resulting from (a) above (with respect to the Tax-Exempt Money Fund) or from (a) and (b) above (with respect to the California Tax-Exempt Money Market Fund) to that portion, if any, of the Fund's yield for such series of shares that is not exempt from federal income tax. The fees which may be imposed by institutional investors directly on their customers for cash management services are not reflected in the Funds' calculations of yields. The current yields for the Funds may be obtained by calling (800) 227-1545


            Based on the foregoing calculations, for the seven-day period ended February 28, 1997, the yield (and effective yield) for Horizon Shares, Horizon Service Shares, Pacific Horizon Shares and X Shares (Prime and Treasury Funds only) of the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, and Tax-Exempt Money Fund after fee waivers and/or expense reimbursements by Bank of America and the Administrator, were as follows: Prime Fund - Horizon Shares -- 5.23% (5.37%); Prime Fund - Horizon Service Shares -- 4.98% (5.11%); Prime Fund
- Pacific Horizon Shares -- 4.91% (5.03%); Prime Fund - X Shares 4.68% (4.79%); Treasury Fund - Horizon Shares -- 5.09% (5.22%); Treasury Fund - Horizon Service Shares -- 4.84% (4.96%); Treasury Fund - Pacific Horizon Shares -- 4.89% (4.77%); Treasury Fund - X Shares 4.65% (4.54%); Government Fund - Horizon Shares -- 5.12% (5.25%); Government Fund Horizon Service Shares -- 4.87% (4.98%); Government Fund - Pacific Horizon Shares -- 4.80% (4.91%); Treasury Only Fund Horizon Service Shares -- 4.68% (4.79%); Treasury Only Fund - Pacific Horizon Shares -- 4.61% (4.72%); Treasury Only Fund Horizon Shares -- 4.93% (5.05%); Tax-Exempt Money Fund Horizon Shares -- 3.19% (3.25%); and Tax-Exempt Money Fund Horizon Service Shares -- 2.94% (2.99%); Tax-Exempt Money Fund - Pacific Horizon Shares -- 2.87% (2.92%). For the same period, the tax-equivalent yield for the Tax-Exempt Money Fund was 5.23%, 4.82% and 4.70% for Horizon Shares, Horizon Service Shares and Pacific Horizon Shares, respectively. The federal income tax rate used in calculating the tax-equivalent yields of the Tax-Exempt Money Fund was 31%. The seven-day yield, effective yield and tax-equivalent yield (after fee waivers and expense reimbursements) for Horizon Service Shares, Pacific Horizon Shares and X Shares of the California Tax-Exempt Money Market Fund was 2.92%, 2.96%, 4.47%, and 2.85%, and 2.89%, 4.36%, 2.62%, and 2.65%, respectively for the period ended February 28, 1997. The combined federal and California income tax rate used in calculating the foregoing tax-equivalent yields was 34.7%. As of February 28, 1997, Horizon Shares and S Shares of the California Tax-Exempt Money Market Fund and S Shares of the Treasury Fund and Tax-Exempt Money Fund were not offered and accordingly, no yield information is available.


            From time to time, the yields of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income of a Fund would increase the value of the Fund investment more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and may include testimonials as to the investment adviser's capabilities by clients. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling
(800) 346-2087.

            In addition to the publications listed in the Funds' Prospectuses, yield data as reported in the following publications may be used in comparing the yields of the Funds to those of other mutual funds with similar investment objectives: Business Week, Investor's Business Daily, Kiplinger, U.S. News, Financial World, USA Today, Morningstar, Mutual Fund Monitor, and American Banker.

                               GENERAL INFORMATION

Description of Shares


            The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Fund's Charter authorizes the Board of Directors to issue up to four hundred billion full and fractional shares of capital stock. The Board of Directors has authorized the issuance of seventy-one classes of stock - Classes A through W, Common Stock representing interests in twenty separate investment portfolios. Each share of capital stock has a par value of $.001. This Statement of Additional Information describes the Pacific Horizon Shares, Horizon Shares and Horizon Service Shares of the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and California Tax-Exempt Money Market Funds, the X Shares of the Prime Fund, Treasury Fund and California Tax-Exempt Money Market Fund, the S Shares of the Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market Funds.


            Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in its Prospectuses, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Purchase and Redemption Information" in this Statement of Additional Information.

            The Funds' Pacific Horizon Shares, Horizon Shares, Horizon Service Shares, X Shares and S Shares differ in the following respects. Pacific Horizon Shares beneficially owned by clients of Shareholder Organizations bear the fees payable under a Special Management Services Plan, which are payable at the annual rate of up to 0.32% of the average daily net asset value of each Fund's Pacific Horizon Shares (0.35% with respect to the California Tax-Exempt Money Market Fund). Horizon Service Shares bear the fees payable under a Shareholder Services Plan that are payable at the rate of up to .25% (on an annualized basis) of the average daily net asset value of the Horizon Service Shares that are outstanding from time to time. X Shares bear the fees payable under the Distribution and Services Plan that has been adopted for X Shares that are outstanding from time to time. S Shares bear the fees payable under the Distribution and Services Plan that has been adopted for such shares, which are payable at the rate of up to 1.00% (on an annualized basis) of the average daily net asset value of the S Shares that are outstanding from time to time. Only Horizon Service Shares bear the fees payable under the Shareholder Services Plan. Only Pacific Horizon Shares beneficially owned by clients of Shareholder Organizations bear the fees payable under the Special Management Services Plan. Only X and S Shares bear the fees payable under their respective Distribution and Services Plan. Due to the different expenses borne by the respective classes of the Company, net yield for each class will vary.

            Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only X Shares and S Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to those shares' respective Distribution and Services Plans, only Horizon Service Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Horizon Service Shares' Shareholder Services Plan, and only Pacific Horizon Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Pacific Horizon Funds' Special Management Services Plan. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting in the aggregate without regard to particular Funds.

            Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

Horizon Service Shares


            As stated in the Prospectuses for such Shares, Horizon Service Shares are sold to Shareholder Organizations which enter into service agreements requiring them to provide support services to their customers who beneficially own Horizon Service Shares in consideration of the Funds' payment of up to .25% (on an annualized basis) of the average daily net asset value of the Horizon Service Shares beneficially owned by the customers. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, payments to Shareholder Organizations totalled $2,115,780, $3,119,024 and $6,017,363, respectively, with respect to the Horizon Service Shares of the Prime Fund, $989,269, $1,703,233 and $3,451,084, respectively, with respect to Horizon Service Shares of the Treasury Fund, and $103,606, $113,492 and $276,447, respectively, with respect to the Horizon Service Shares of the Tax-Exempt Money Fund. Of these amounts, for the fiscal years indicated, $391,875, $3,065,147 and $5,113,436, respectively, $224,434, $1,639,415 and $3,115,516 , respectively, and $28,442, $108,762 and $274,174, respectively, were paid to Bank of America and/or its affiliates with respect to the Prime Fund, Treasury Fund and Tax-Exempt Money Fund, respectively, and $15,122, $6,746 and $0 was paid to the Administrator and/or its affiliates with respect to the Prime Fund, Treasury Fund and Tax-Exempt Money Fund, respectively.


            For the fiscal year ended February 28, 1995, payments to Shareholder Organizations totaled $590,188 and $604,380, respectively, with respect to the Horizon Service Shares of the Government Fund and Treasury Only Fund. Of these amounts, $132,934 and $569,889, respectively, were paid by the Government Fund and Treasury Only Fund to Bank of America and/or its affiliates, and $0 was paid by the Government Fund and the Treasury Only Fund to the Administrator and/or its affiliates. For the fiscal year ended February 29, 1996, payments to Shareholder Organizations totalled $608,863 and $369,104, respectively, with respect to the Horizon Service Shares of the Government Fund and Treasury Only Fund. Of these amounts $602,557 and $361,220, respectively, were paid by the Government Fund and Treasury Only Fund to affiliates of Bank of America, and $0 was paid by the Government Fund and Treasury Only Fund to the Administrator and/or its affiliates. For the fiscal year ended

February 28, 1997, payments to Shareholder Organizations totaled $621,036 and $448,350, respectively with respect to the Horizon Service Shares of the Government Fund and Treasury Only Fund. Of these amounts, $609,891 and $416,253, respectively was paid by the Government Fund and Treasury Only Fund to Bank of America and/or its affiliates, and $396 and $637, respectively was paid by the Government Fund and Treasury Only Fund to the Administrator and/or its affiliates.

            For the fiscal year ended February 28, 1995, payments to Shareholder Organizations totalled $255,299 with respect to the Horizon Service Shares of the California Tax-Exempt Money Market Fund. Of this amount, $251,505 was paid to Bank of America and/or its affiliates, and $0 was paid to the Administrator and/or its affiliates. For the fiscal year ended February 29, 1996, payments to Shareholder Organizations totalled $348,568 with respect to the Horizon Service Shares of the California Tax-Exempt Money Market Fund. Of this amount, $346,675 was paid to affiliates of Bank of America, and $0 was paid to the Administrator and/or its affiliates. For the fiscal year ended February 28, 1997, payments to Shareholder Organizations totalled $830,774 with respect to the Horizon Service Shares of the California Tax-Exempt Money Market Fund. Of this amount $760,334 was paid to Bank of America and/or its affiliates, and $0 was paid to the Administrator and/or its affiliates.


            Services provided by Shareholder Organizations under service agreements may include: (i) aggregating and processing purchase and redemption requests for Horizon Service Shares from customers and placing net purchase and redemption orders with the Distributor; (ii) providing customers with a service that invests the assets of their accounts in Horizon Service Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in Horizon Service Shares; (v) arranging for bank wires;
(vi) responding to customer inquiries relating to the services performed by the Shareholder Organizations; (vii) providing subaccounting with respect to Horizon Service Shares beneficially owned by customers or providing the information to the Company necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Company's arrangements with Shareholder Organizations; and (x) providing such other similar services as requested by the Funds.

            The Company's agreements with Shareholder Organizations are governed by a Plan (called a "Shareholder Services Plan"). The Shareholder Services Plan has been approved by the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in the Shareholder Services Plan or any related service agreement (the "Disinterested Directors"). In approving the Shareholder Services Plan, the Directors determined that there was a reasonable likelihood that it would be beneficial to each Fund and to the holders of its Horizon Service Shares. The Shareholder Services Plan will continue with respect to each Fund until October 31, 1997, unless earlier terminated in accordance with its terms, and thereafter it will continue in effect indefinitely provided that the Directors approve the Shareholder Services Plan at least annually in the manner described above.

            Under the Shareholder Services Plan, the Board of Directors must be provided with and must review, at least quarterly, a written report of all amounts expended pursuant to the Shareholder Services Plan. The Shareholder Services Plan and any service agreements implementing the Shareholder Services Plan must be in writing. The Shareholder Services Plan may be terminated at any time with respect to any Fund by a vote of the majority of the Disinterested Directors. Each service agreement under the Shareholder Services Plan is also terminable at any time without payment of any penalty by a vote of a majority of the Disinterested Directors. Any material amendment of the Shareholder Services Plan must be approved by a majority vote of the Board of Directors and of the Disinterested Directors cast in person at a meeting called for the purpose of voting on the amendment.

            With respect to the purchase or sale of portfolio securities and the execution of portfolio transactions, no Fund will give preference to Shareholder Organizations with which the Fund enters into service agreements.

Counsel


            Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Philadelphia National Bank Building, Philadelphia, Pennsylvania 19107, serves as counsel to the Company and will pass upon the legality of the shares offered hereby. O'Melveney & Myers LLP, 400 South Hope Street, Los Angeles, California 90071 acts as special California counsel for the Company and has reviewed the portions of the Prospectus and Statement of Additional Information for the California Tax-Exempt Money Market Fund concerning California taxes and the description of the special considerations relating to California Municipal Securities.

Independent Accountants


            Price Waterhouse LLP, with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of each Fund for the fiscal year ending February 28, 1997.


Reports

            Each Fund will send its shareholders unaudited semi-annual reports including a description of the Fund's investments, and annual financial statements together with a report of independent accountants.

Miscellaneous

            As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority" of the outstanding shares of a Fund or a particular series means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or of the series, or (b) 67% of the shares of the Fund or of the series present at a meeting at which more than 50% of the outstanding shares of the Fund or series are represented in person or by proxy.


            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Treasury Only Fund were as follows: BA Securities Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 68,019,301.47 shares (32.37%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 -Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 115,811,976.99
shares (55.11%); and Hare & Co., Bank of New York and Short-Term Investment Funds, Attn: Bimal Saha, One Wall Street, New York, NY 10286, 18,564,856.67 shares (8.83%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Stock Funds, Unit 38329, P.O. Box 51377,Terminal Annex, Los Angeles CA 90551-1577, 14,665,058.13 shares (63.88%); and City of
Hope, Attn: Corporate Accounting; 1500 East Duarte Road, Duarte, CA 91010, 1,952,348.83 shares (8.50%); and City and County of San Francisco, Mayor's Office of Community Development (MOCD), Attn: Priscilla Watts, 25 Van Ness Avenue, Suite 700, San Francisco, CA 94102, 4,902,943.68 shares (21.36%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Treasury Fund Only were as follows: Omnibus Account for the Shareholders Accounts Maintained By Concord Financial Service, Ins., Attn:
Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 42, 378,318.42 shares (21.13%); Omnibus Account for the Shareholder Accounts Maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 64,192,825.27 shares (32.01%); Bank of America
National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 62,881,591.27 shares (59.00%); BA Investment Services, Inc., Attn: Bob Santilli, 185 Berry Street, 3rd Floor, Unit 7852, San Francisco, CA 94107, 34,843,296.47 shares (32.70%); and Security Pacific Cash Management, c/o Bank of America - 6PO. M/C 5533, Attn: Regina Olsen, 1850 Gateway Blvd., Concord, CA 94520, 211,718,600.00 shares (33.22%); and Bank of America Southern Comm. Bank, Attn:
Cindy 2964, P.O. Box 98600, Las Vegas, NV 89193-8600, 147,702,252.22 shares
(23.18%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: Hare & Co., Bank of
New York and Short Term Investment Funds, Attn: Bimal Saha, One Wall Street, New York, NY 10286, 69,602,119.63 shares (20.13%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 223,833,671.16 shares (64.75%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 218,751,508.19 shares (39.77%); Hare & Co., c/o Bank of New York, Attn: Frank Notaro Spec. Proc. Dep., One Wail Street, 5th Floor, New York, NY 10286, 88,408,186.13 shares (16.07%); and Clark Company Nevada & Tr., Attn: Mark
Aston, Treasurer, 520 South Grand Central Parkway, Las Vegas, NV 89155-1220, 30,000,000.00 shares (5.46%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, PA fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 172,238,456.01 shares (11.43%); and BISYS Fund
Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 465,104,543.34 shares (30.85%); and
Bank of America National Trust and Savings Association, The Private Bank, Attn:
Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 219,164,704.13 shares (34.39%);

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the Treasury Fund were as follows: BA Investment Services, Inc., fbo Clients, Attn: Unit 7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 10,739,687.25 shares (99.99%);

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 75,391,887.45 shares (47.32%); BA Securities,
Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 30,015,417.74 shares (18.84%); WALL Data Incorporated, 11332 NE 122nd Way, Kirkland, WA 98034, 15,984,662.30 shares (10.03%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 3,711,365.97
shares (8.37%); Sunquest Information Systems, Inc., Attn: Trena Couch, 1407 Eisenhower Boulevard, Johnstown, PA 15904-3217, 16,600,997.97 shares (37.47%); First Trust, NA as Escrow Agent, FBO Kaiser Aluminum & Chemical Corporation, Dept. of Labor, AC#98925410, P.O. Box 64010, St. Paul, MN 55164-0010,
7,198,000.00 shares (16.23%); Skinner Corporation, Attn: Debbie Sokvitne, 1326 Fifth Avenue, Suite 711, Seattle, WA 98101, 3,173,621.30 shares (7.16%); and Statek Corporation, Attn: Brian McCarthy, 512 N. Main Street, Orange, CA 92868, 3,251,044.76 shares (7.33%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 34,261,567.41 shares (14.32%); Omnibus Account for the Shareholder Accounts Maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 34,736,091.09 (14.51%); Viejas Bond of Kumeyaay Indians, a Federally recognized Indian tribe, 5000 Willows Road, Alpine, CA 91901, 15,497,635.34 shares (6.48%); Bank of America National Trust and Savings Association, The Private Bank, Attn:
Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 27977,885.64 shares (40.55%); and Bank of Nevada Southern Comm Bank,
Attn: Cindy 2964, P.O. Box 98600, Las Vegas, NV 89193-8600, 29,467,772.62 shares
(42.71%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows: Hare & Co, Bank of New York and Short Term investment Funds, Attn: Binal Saha, One Wall Street, New York, NY 10286, 149,394,037.41 shares (6.78%); BA Investment Services, Inc. For the Benefit of Clients, Attn: Unit 7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 1,749,802,842.05 shares (79.43%); and BA Securities, Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 201,016,335.34 shares (9.12%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn:
Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 1,346,839,017.87 shares (46.24%); and BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA, 15222, 319,718,303.80 shares (10.98%).

            At May 30, 1977, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the Prime Fund were as follows: BA Investment Services, Inc., fbo Clients, Attn: Unit 7852- Dan Spillane, P.O. Box, 7042, San Francisco, CA 94120, 302,342,053.89 shares (99.44%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 86,159,563.09 shares (93.62%); and Bank of America National Trust and Savings Association, The Private Bank, Attn:
Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 250,784,940.81 shares (97.77%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,522,433.57 shares (13.92%); and BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 115,386,215.41 shares (71.30%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 115,386,215.41 shares (83.67%); and BA Investment Services, Inc., Attn: Bob Santilli, 185 Berry St., 3rd Floor, Unit 7852, San Francisco, CA 94107, 21,291,069.77 shares (15.44%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Shares of the California Tax-Exempt Money Market Fund were as follows: BISYS Fund Services, Inc., Pittsburgh, fbo our sweep customers, First and Market Building, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 169,545,900.04 shares (36.95%); and BISYS Fund Services, Inc.
Pittsburgh, fbo our customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 213,083,138.26 shares (46.44%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the California Tax-Exempt Money Market Fund were as follows: BA Securities, Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 201,984,699.03 shares (44.18%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 237,034,467.39 shares (51.85%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the California Tax-Exempt Money Market Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 577,212,706,197.26 shares (55.59%); and BA Investment Services,
Inc., Attn: Bob Santilli, 185 Berry Street, 3rd Floor, Unit 7852, San Francisco, CA 94107, 138,830,382.32 shares (36.28%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the California Tax-Exempt Money Market Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 36,250,280.71 shares (100%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the California Tax-Exempt Bond Fund were as follows: Bank of America
National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds Unit #38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 2,174,529.37 shares (7.35%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding A Shares of the Corporate Bond Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 409,252.52 shares (18.32%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Corporate Bond Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 14,251.35 shares (99.53%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc., fbo 421981352, 185 Berry Street, 3rd Floor, Suite 2640, San Francisco, CA 94104, 80,975.44 shares (6.21%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the National Municipal Bond Fund were as follows: BISYS Fund Services, Inc., 3435 Stelzer Road, Suite 100, Columbus, Ohio 43219, 104,764 shares (100%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the International Equity Fund were as follows: PACO, Attn: Mutual Funds, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 427,589.93 shares (18.72%); and PACO, Attn: Mutual Funds, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 542,804.32 shares (23.76%); and Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 681,085.08 shares (29.82%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the International Equity Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 22,466.70 shares (99.55%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Aggressive Growth Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 37,286.30 shares (99.86%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Intermediate Bond Fund were as follows: PACO, Attn: Mutual Funds, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 187,640.73 shares (6.32%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 1,623,599.96 shares (54.65%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Intermediate Bond Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 43,333.53 shares (99.75%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Blue Chip Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 688,814.59 shares (10.26%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Blue Chip Fund were as follows:

Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 81,570.10 shares (99.94%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Capital Income Fund were as follows: BA Investment Services, Inc., fbo 426275621, 185 Berry Street, 3rd Floor, Suite 2640, San Francisco, CA 94104, 5,831.48 shares (8.01%); Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 65,302.16 shares (89.71%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the California Tax-Exempt Bond Fund were as follows: BISYS Fund Services, Inc.,
Attn: Regulation and Compliance Department, 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, 144.47 shares (100%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Asset Allocation Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 114,739.11 shares (6.13%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Asset Allocation Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 42,234.07 shares (99.86%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the U.S. Government Securities Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 48,196.66 shares (99.76%).

        At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Short-Term Government Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 2,075,151.21 shares (97.15%).

        At such date, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

        The Prospectuses relating to the Pacific Horizon Shares, Horizon Shares, Horizon Service Shares, X Shares and S Shares and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Intermediate Bond Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord CA 94524, 43,333.53 shares (99.75%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Blue Chip Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 688,814.59 shares (10.26%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Blue Chip Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 81,570.10 shares (99.94%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Capital Income Fund were as follows: BA Investment Services, Inc., fbo 426275621, 185 Berry Street, 3rd Floor, Suite 2640, San Francisco, CA 94104, 5,831.48 shares (8.01%); Corelink Financial Inc., P.O. Box 4054, Concord CA 94524, 65,302.16 shares (89.71%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the California Tax-Exempt Bond Fund were as follows: BISYS Fund Services, Inc., Attn: Regulation and Compliance Department, 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, 144.47 shares (100%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Asset Allocation Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 114,739.11 shares (6.13%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Asset Allocation Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 42,234.07 shares (99.86%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the U.S. Government Securities Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 48,196.66 shares (99.76%).

            At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Short-Term Government Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 2,075,151.21 shares (97.15%).


            At such date, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

            The Prospectuses relating to the Pacific Horizon Shares, Horizon Shares, Horizon Service Shares, X Shares and S Shares and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.

Financial Statements and Experts


            The Annual Reports for each Fund for their fiscal year ended February 28, 1997 (the "Annual Reports") accompany this Statement of Additional Information. The financial statements and notes thereto in each Annual Report are incorporated into this Statement of Additional Information by reference. The financial statements and notes in each Annual Report have been audited by Price Waterhouse LLP, whose report thereon also appears in each Annual Report and is also incorporated herein by reference. No other parts of the Annual Reports are incorporated by reference herein. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A

Commercial Paper Ratings

            A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

            "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

            "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

            "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

            "B" - Issue has only a speculative capacity for timely payment.

            "C" - Issue has a doubtful capacity for payment.

            "D" - Issue is in payment default.

            Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

            "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

            "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

            "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

            "Not Prime" - Issuer does not fall within any of the Prime rating categories.

            The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

            "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

            "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

            "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

            "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

            Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

            "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

            "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

            "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

            "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

            "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

            "D" - Securities are in actual or imminent payment default.

            Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

            Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

            "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

            "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

            "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

            "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

            IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

            "A1+" - Obligations supported by the highest capacity for timely repayment.

            "A1" - Obligations are supported by the highest capacity for timely repayment.

            "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

            "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

            "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

            "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

            "D" - Obligations which have a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings

            The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

            "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

            "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

            "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

            "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

            "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            "CI" - This rating is reserved for income bonds on which no interest is being paid.

            "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

            "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

            "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

            "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

            Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

            (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

            The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

            "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

            "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

            "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

            "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

            "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

            To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

            The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

            "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

            "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

            "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

            "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

            "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

            To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

            IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries.

The following summarizes the rating categories used by IBCA for long-term debt ratings:

            "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

            "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

            "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

            "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

            "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

            IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

            Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

            "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

            "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

            "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

            "D" - This designation indicates that the long-term debt is in default.

            PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

            A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

            "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

            "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

            "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

            Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

            "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

            "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

            "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

            "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

            Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                    FORM N-1A

PART C.  OTHER INFORMATION

      Item 24. Financial Statements and Exhibits

           (a) Financial Statements:


                (1)     Included in Part A hereof:

                        Financial Highlights for:

                              Prime Fund
                              Tax-Exempt Money Fund
                              California Tax-Exempt Money Market Fund
                              Treasury Fund
                              Treasury Only Fund
                              Government Fund

                (2)     Incorporate by reference in Part B hereof:

                        - The Audited Financial Statements and related notes thereto as well as the Auditor's reports thereon for each of the Prime, Tax-Exempt Money, California Tax-Exempt Money Market, Treasury, Treasury Only, Government Funds for the fiscal year ended February 28, 1997 as filed with the Securities and Exchange Commission on May 8, 1997 pursuant to Rule 30b2-1 of the
                        Investment Company Act of 1490 (Nos. 2- 81110 and 811-4293).


           (b) Exhibits:

                (1)   (a)   Restated Articles of Incorporation filed
                            November 22, 1983 are incorporated by
                            reference to Exhibit 1(a) to Post-
                            Effective Amendment No. 45 to the
                            Registration Statement of the Registrant on Form N-1A (Nos. 2-81110/811-4293)
                            filed February 23, 1996 ("Post-Effective
                            Amendment No. 45").

                      (b) Articles Supplementary filed January 9, 1986 are incorporated by reference to
                            Exhibit 1(b) to Post-Effective Amendment
                            No. 45.

                      (c)   Articles Supplementary to increase
                            authorized capital stock filed
                            August 31, 1989 are incorporated by
                            reference to Exhibit 1(c) to Post-
                            Effective Amendment No. 45.

                      (d)   Articles Supplementary classifying
                            shares filed August 31, 1989 are
                            incorporated by reference to Exhibit
                            1(d) to Post-Effective Amendment No. 45.

                      (e)   Articles Supplementary classifying
                            shares filed June 3, 1991 are
                            incorporated by reference to Exhibit
                            1(e) to Post-Effective Amendment No. 45.

                      (f)   Articles Supplementary classifying and
                            reclassifying shares filed August 1, 1991 are incorporated by reference to Exhibit 1(f) to Post-Effective Amendment
                            No. 45.

                      (g)   Articles Supplementary to increase
                            authorized capital stock filed August
                            16, 1991 are incorporated by reference
                            to Exhibit 1(g) to Post-Effective
                            Amendment No. 45.

                      (h)   Articles Supplementary classifying
                            shares filed August 16, 1991 are
                            incorporated by reference to Exhibit
                            1(h) to Post-Effective Amendment No. 45.

                      (i)   Articles Supplementary classifying
                            shares filed November 25, 1991 are
                            incorporated by reference to Exhibit
                            1(i) to Post-Effective Amendment No. 45.

                      (j)   Articles Supplementary classifying
                            shares filed May 11, 1992 are
                            incorporated by reference to Exhibit
                            1(j) to Post-Effective Amendment No. 45.

                      (k)   Articles Supplementary reclassifying
                            shares filed May 15, 1992 are
                            incorporated by reference to Exhibit
                            1(k) to Post-Effective Amendment No. 45.

                      (l)   Articles Supplementary classifying
                            shares filed July 20, 1992 are
                            incorporated by reference to Exhibit
                            1(l) to Post-Effective Amendment No. 45.

                      (m) Articles Supplementary to increase authorized capital stock filed August 6, 1992 are incorporated by reference to Exhibit 1(m) to Post-Effective Amendment
                            No. 45.

                      (n)   Articles Supplementary classifying
                            shares filed August 6, 1992 are
                            incorporated by reference to Exhibit
                            1(n) to Post-Effective Amendment No. 45.

                      (o)   Articles Supplementary classifying
                            shares filed March 3, 1993 are
                            incorporated by reference to Exhibit
                            1(o) to Post-Effective Amendment No. 45.

                      (p)   Articles Supplementary reclassifying
                            shares filed May 12, 1993 are
                            incorporated by reference to Exhibit
                            1(p) to Post-Effective Amendment No. 45.

                      (q)   Articles of Amendment eliminating
                            restriction on number of classes of
                            shares filed May 8, 1990 are
                            incorporated by reference to Exhibit
                            1(q) to Post-Effective Amendment No. 45.

                      (r)   Articles of Amendment reclassifying
                            shares filed on July 9, 1993 are
                            incorporated by reference to Exhibit
                            1(r) to Post-Effective Amendment No. 45.

                      (s)   Articles Supplementary classifying
                            shares filed November 18, 1993 are
                            incorporated by reference to Exhibit
                            1(s) to Post-Effective Amendment No. 45.

                      (t)   Articles Supplementary reclassifying
                            shares filed November 18, 1993 are
                            incorporated by reference to Exhibit
                            1(t) to Post-Effective Amendment No. 45.

                      (u)   Articles Supplementary reclassifying
                            shares filed January 21, 1994 are
                            incorporated by reference to Exhibit
                            1(u) to Post-Effective Amendment No. 45.

                      (v)   Articles Supplementary classifying
                            shares filed October 30, 1995 are
                            incorporated by reference to Exhibit
                            1(v) to Post-Effective Amendment No. 47
                            to the Registration Statement of the
                            Registrant on Form N-1A (Nos. 2-
                            81110/811-4293) filed April 30, 1996
                            ("Post-Effective Amendment No. 47").

                      (w) Articles of Amendment cancelling shares filed on January 26, 1996 are incorporated by reference to Exhibit
                            1(v) to Post-Effective Amendment No. 45.

                      (x)   Articles Supplementary classifying
                            shares filed on January 26, 1996 are
                            incorporated by reference to Exhibit
                            1(w) to Post-Effective Amendment No. 45.

                      (y)   Articles Supplementary reclassifying
                            shares filed on January 26, 1996 are
                            incorporated by reference to Exhibit
                            1(x) to Post-Effective Amendment No. 45.

                      (z)   Articles Supplementary reclassifying
                            shares filed on April 12, 1996 are
                            incorporated by reference to Exhibit
                            1(z) to Post-Effective Amendment No. 51
                            to the Registration Statement of the
                            Registrant on Form N-1A (Nos. 2-
                            81110/811-4293) filed November 13, 1996
                            ("Post-Effective Amendment No. 51").

                     (aa)   Articles Supplementary reclassifying
                            shares filed on June 25, 1996 are
                            incorporated by reference to Exhibit
                            1(z) to Post-Effective Amendment No. 50
                            to the Registration Statement of the
                            Registrant on Form N-1A (Nos. 2-
                            81110/811-4293) filed July 29, 1996
                            ("Post-Effective Amendment No. 50.").

                     (bb)   Articles Supplementary reclassifying
                            shares filed on June 25, 1996 are
                            incorporated by reference to Exhibit
                            1(aa) to Post-Effective Amendment No.
                            50.

                     (cc)   Articles Supplementary reclassifying
                            shares filed on June 25, 1996 are
                            incorporated by reference to Exhibit
                            1(bb) to Post-Effective Amendment No.
                            50.

                     (dd)  Articles Supplementary reclassifying
                           shares filed on March 5, 1997 are
                           incorporated by reference to Exhibit
                           1(dd) to Post-Effective Amendment No. 54 to the Registration Statement of the Registrant on Form N-1A (Nos. 2-81110/811-4293) filed April 16, 1997
                           ("Post-Effective Amendment No. 54.").

                    (ee)  Articles Supplementary reclassifying
                          shares filed on April 11, 1997 are
                          incorporated by reference to Exhibit
                          1(ee) to Post-Effective Amendment No.
                          54.


                    (ff)  Articles Supplementary to increase
                          authorized capital stock filed on June
                          11, 1997.

                    (gg)  Articles Supplementary reclassifying
                          shares filed on June 11, 1997.


                (2) (a) Amended and Restated By-Laws as approved by Registrant's Board of Directors on July 23, 1996 are incorporated by reference to Exhibit 2(f) to Post- Effective Amendment No. 50.

                (3)       None.

                (4)       See Article VI, Section (2) of Article VII,
                          Article VIII and Section (2) and (4) of Article X of the Restated Articles of Incorporation incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 45 and Article I, Section 1 and 10 of Article II, Article IV and Section 1 of Article VI of the Amended and Restated By-laws incorporated by reference to Exhibit 2(f) of Post-Effective Amendment No. 50.

                (5) (a) Investment Advisory Agreement dated as of April 22, 1992 between Registrant and Bank of America National Trust and Savings Association (Money Market Funds) is incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 45.

                     (b) Investment Advisory Agreement dated as of April 22, 1992 between Registrant and Bank of America National Trust and Savings Association (Non-Money Market Funds) is incorporated by reference to
                          Exhibit 5(b) to Post-Effective Amendment No. 45.

                     (c) Addendum to Investment Advisory Agreement dated as of March 1, 1993 between Registrant and Bank of America National Trust and Savings Association (Money Market Funds - Prime Value Fund) is incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 45.

                     (d)  Addendum to Investment Advisory
                          Agreement dated as of March 1, 1993
                          between Registrant and Bank of America
                          National Trust and Savings Association
                          (Money Market Funds - Government and
                          Treasury Only Funds) is incorporated by
                          reference to Exhibit 5(d) to Post-
                          Effective Amendment No. 45.

                     (e) Investment Advisory Agreement dated November 1, 1994 between Registrant and Bank of America National Trust & Savings Association with respect to the Capital Income Fund is incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 45.

                     (f) Investment Advisory Agreement dated as of July 1, 1996 between Registrant and Bank of America National Trust & Savings Association with respect to the National Municipal Bond Fund is incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 51.

                     (g)  Investment Advisory Agreement dated as
                          of July 30, 1996 between Registration
                          and Bank of America National Trust and
                          Savings Association with respect to the
                          International Equity and Short-Term
                          Government Funds is incorporated by
                          reference to Exhibit 5(g) to Post-
                          Effective Amendment No. 51.

                     (h)  Investment Advisory Agreement dated as
                          of September 1, 1996 between Registrant
                          and Bank of America National Trust &
                          Savings Association with respect to the
                          Corporate Bond Fund is incorporated by
                          reference to Exhibit 5(h) to Post-
                          Effective Amendment No. 52 to the
                          Registration Statement of the Registrant on Form N-1A (Nos. 2-81110/811-4293)
                          filed January 31, 1997 ("Post-Effective
                          Amendment No. 52").

                     (i) Amended and Restated Investment Advisory Agreement dated as of January 1, 1997 between Registrant and Bank of America National Trust & Savings Association with respect to the International Equity Fund is incorporated by reference to
                          Exhibit 5(i) to Post-Effective Amendment
                          No. 52.

                     (j)  Sub-Investment Advisory Agreement dated
                          as of January 1, 1997 between Bank of
                          America National Trust & Savings
                          Association and Wellington Management
                          Company, LLP with respect to the
                          International Equity Fund is
                          incorporated by reference to Exhibit
                          5(j) to Post-Effective Amendment No. 52.

                     (k)  Form of Investment Advisory Agreement
                          dated as of ___________ between
                          Registrant and Bank of America National
                          Trust & Savings Association with respect to the Asset Allocation Fund is incorporated by reference to Exhibit 5(k) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A (Nos. 2-81110/811-4293) filed
                          February 7, 1997 ("Post-Effective
                          Amendment No. 53").

                (6)  (a)  Amended and Restated Distribution
                          Agreement between the Registrant and
                          Concord Financial Group, Inc. is
                          incorporated by reference to Exhibit
                          6(a) to Post-Effective Amendment No. 51.

                     (b)  Form of Broker/Dealer Agreement is
                          incorporated by reference to Exhibit
                          6(c) to Post-Effective Amendment No. 45.

                     (c)  Form of Bank Agreement is incorporated
                          by reference to Exhibit 6(d) to Post-
                          Effective Amendment No. 45.

                (7)       Board Guidelines on Significant
                          Governance Issues (which includes a
                          description of the Board of Director's
                          retirement policy and benefit) are
                          incorporated by reference to Exhibit 7
                          to Post-Effective Amendment No. 45.

                (8)  (a)  Custody Agreement between Registrant and The
                          Bank of New York dated as of April 3, 1989 is incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 45.

                     (b)  Amendment No. 1 to Custody Agreement
                          between Registrant and The Bank of New
                          York dated as of March 30, 1990 is
                          incorporated by reference to Exhibit
                          8(b) to Post-Effective Amendment No. 45.

                     (c)  Amendment No. 2 to Custody Agreement
                          between Registrant and The Bank of New
                          York dated as of February 26, 1993 is
                          incorporated by reference to Exhibit
                          8(c) to Post-Effective Amendment No. 49
                          to the Registration Statement of the
                          Registrant on Form N-1A (Nos. 2-
                          81110/811-4293) filed June 28, 1996
                          ("Post-Effective Amendment No. 49").

                     (d)  Amendment No. 3 to Custody Agreement
                          between Registrant and The Bank of New
                          York dated as of April 24, 1996 is
                          incorporated by reference to Exhibit
                          8(d) to Post-Effective Amendment No. 49.

                     (e)  Amendment No. 4 to Custody Agreement
                          between Registrant and The Bank of New
                          York dated as of July 1, 1996 is
                          incorporated by reference to Exhibit
                          8(e) to Post-Effective Amendment No. 51.

                     (f)  Custodian Services Agreement between
                          Registrant and PNC Bank, N.A is
                          incorporated by reference to Exhibit
                          8(c) to Post-Effective Amendment No. 45.

                     (g)  Transfer Agency Agreement between
                          Registrant and BISYS Fund Services, Inc.
                          is incorporated by reference to Exhibit
                          8(d) to Post-Effective Amendment No. 47.

                     (h)  Amendment No. 1 to Transfer Agency
                          Agreement between Registrant and BISYS
                          Fund Services, Inc. is incorporated by
                          reference to Exhibit 8(h) to Post-
                          Effective Amendment No. 52.

                     (i)  Sub-Custodian Agreement between
                          Registrant, The Bank of New York, and
                          Security Pacific National Bank is
                          incorporated by reference to Exhibit
                          8(e) to Post-Effective Amendment No. 45.

                     (j) Sub-Custodian Agreement between The Bank of New York and Citibank, N.A. dated
                          May 18, 1988 is incorporated by
                          reference to Exhibit 8(f) to Post-
                          Effective Amendment No. 45.

                     (k)  Form of Sub-Custody Agreement between
                          The Bank of New York and Bank of America
                          National Trust and Savings Association
                          is incorporated by reference to Exhibit

                          (8)(i) to Post-Effective Amendment No.
                          37.

                (9)  (a)  Basic Administrative Services Agreement
                          between Registrant and The BISYS Group,
                          Inc. (Money Market Funds) dated as of
                          November 1, 1996 is incorporated by
                          reference to Exhibit 9(a) to Post-
                          Effective Amendment No. 52.

                     (b)  Administration Agreement between
                          Registrant and The BISYS Group, Inc.
                          (Non-Money Market Funds) dated as of
                          November 1, 1996 is incorporated by
                          reference to Exhibit 9(b) to Post-
                          Effective Amendment No. 52.

                     (c)  Amendment No. 1 to the Administration
                          Agreement between Registrant and The
                          BISYS Group, Inc. (Asset Allocation
                          Fund) dated as of November 1, 1996 is
                          incorporated by reference to Exhibit
                          9(c) to Post-Effective Amendment No. 54.

                     (d) Cash Management and Related Services Agreement between Registrant and The Bank of New York (Horizon Shares and Horizon Service Shares) dated as of May 1, 1990 is incorporated by reference to
                          Exhibit 9(s) to Post-Effective Amendment No. 45.

                     (e) Amendment to Cash Management and Related Services Agreement between Registrant and The Bank of New York dated as of June 21, 1993 is incorporated by reference to Exhibit 9(t) to Post- Effective Amendment No. 45.

                     (f)  Accounting Services Agreement between
                          the Registrant and Provident Financial
                          Processing Corp is incorporated by
                          reference to Exhibit 9(u) to Post-
                          Effective Amendment No. 45.

                (10)(1) Opinion of counsel that shares are validly issued, fully paid and non-assessable.

--------------------

1 Filed with the Securities and Exchange Commission ("SEC") on April 29, 1997 under Rule 24f-2 as part of Registrant's 24f- 2 Notice.

                (11) (a)  Consent of Drinker Biddle &
                          Reath LLP.

                     (b)  Consent of Price Waterhouse LLP.

                     (c)  Consent of O'Melveny & Myers LLP


                (12)      None

                (13) (a) Purchase Agreement between Registrant and The Dreyfus Corporation is incorporated by reference to Exhibit 13(a) to Post-Effective Amendment No. 45.

                     (b)  Purchase Agreement between Registrant
                          and Hambrecht & Quist Group, Inc. dated
                          March 31, 1988 is incorporated by
                          reference to Exhibit 13(b) to Post-
                          Effective Amendment No. 45.

                     (c)  Investment Letter of Concord Financial
                          Group, Inc. to The Horizon Funds is
                          incorporated by reference to Exhibit
                          13(c) to Post-Effective Amendment No.
                          45.

                     (d)  Purchase Agreement between Pacific
                          Horizon Tax-Exempt Money Market
                          Portfolio, Inc. and Hambrecht & Quist
                          Group, Inc. is incorporated by reference to Exhibit 13(d) to Post-Effective Amendment No. 45.

                     (e)  Purchase Agreement between Pacific
                          Horizon Tax-Exempt Money Market
                          Portfolio, Inc. and Pacific Horizon Tax-
                          Exempt Funds, Inc. is incorporated by
                          reference to Exhibit 13(e) to Post-
                          Effective Amendment No. 45.

                     (f)  Purchase Agreement between Pacific
                          Horizon Tax-Exempt Money Market
                          Portfolio, Inc. and The Dreyfus
                          Corporation is incorporated by reference to Exhibit 13(f) to Post-Effective
                          Amendment No. 45.

                     (g)  Purchase Agreement between Pacific
                          Horizon California Tax-Exempt Bond
                          Portfolio, Inc. and Hambrecht & Quist
                          Group, Inc. is incorporated by reference to Exhibit 13(g) to Post-Effective Amendment No. 45.

                     (h)  Purchase Agreement between Pacific
                          Horizon California Tax-Exempt Bond
                          Portfolio, Inc. and The Dreyfus
                          Corporation is incorporated by reference to Exhibit 13(h) to Post-Effective Amendment No. 45.

                     (i)  Purchase Agreement between Pacific
                          Horizon California Tax-Exempt Bond
                          Portfolio, Inc. and Pacific Horizon Tax-
                          Exempt Funds, Inc. is incorporated by
                          reference to Exhibit 13(i) to Post-
                          Effective Amendment No. 45.

                     (j)  Investment Letter of Concord Financial
                          Group, Inc. to The Horizon Capital Funds is incorporated by reference to Exhibit 13(j) to Post-Effective Amendment No. 45.

                (14) (a) Individual Retirement Account and accompanying Custodial Agreement, Disclosure Statement, IRA Application and IRA Transfer/Rollover Request Form is incorporated by reference to Exhibit 14(a) to Post-Effective Amendment No.
                          45.

                     (b)  Appointment of Successor Custodian for
                          Individual Retirement Account dated as
                          of August 3, 1990 is incorporated by
                          reference to Exhibit 14(b) to Post-
                          Effective Amendment No. 45.

                (15) (a)  Shareholder Services Plan for Non-Money
                          Market Funds is incorporated by
                          reference to Exhibit 15(a) to Post-
                          Effective Amendment No. 45.

                     (b) Shareholder Services Plan for Horizon Service Shares as modified by Registrant's Board of Directors on January 29, 1993 is incorporated by reference to Exhibit 15(b) to Post- Effective Amendment No. 45.

                     (c)  Revised Shareholder Servicing Agreement
                          is incorporated by reference to Exhibit
                          15(c) to Post-Effective Amendment No.
                          45.

                     (d) Revised Shareholder Service Agreement as modified by Registrant's Board of
                          Directors on January 29, 1993 is
                          incorporated by reference to Exhibit

                          15(d) to Post-Effective Amendment No.
                          45.

                     (e)  Revised Shareholder Servicing Agreement
                          for Non-Money Market Funds is
                          incorporated by reference to Exhibit
                          15(e) to Post-Effective Amendment No.
                          45.

                     (f) Special Management Services Plan and related Special Management Services Agreement for Pacific Horizon Shares of Registrant's Money Market Funds is incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No.
                          51.

                     (g) Distribution and Services Plan and related Administrative Servicing Agreement and Distribution Agreement with respect to Registrant's "B" Shares is incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No.
                          51.


                     (h)  Distribution and Services Plan and
                          related Distribution and Administrative
                          Servicing Agreement with respect to
                          Registrant's "S" Shares, "X" Shares and "Y"
                          Shares.


                     (i)  Distribution Plan and related
                          Distribution Agreement with respect to
                          Registrant's "K" Shares is incorporated
                          by reference to Exhibit 15(i) to Post-
                          Effective Amendment No. 51.

                     (j) Administrative and Shareholder Services Plan and related Administrative and Shareholder Services Agreement with respect to Registrant's "K" Shares is incorporated by reference to Exhibit 15(j) to Post-Effective Amendment No.
                          51.

                     (k)  Shareholder Service Plan and related
                          Shareholder Servicing Agreement for SRF
                          Shares is incorporated by reference to
                          Exhibit 15(k) to Post-Effective
                          Amendment No. 53.

                (16) (a) Schedule for Computation of Performance Quotations with respect to the Prime Fund, Treasury Fund, Tax-Exempt Money Fund, Tax-Exempt Money Market Fund,

                          California Tax-Exempt Money Market Fund,
                          Aggressive Growth Fund, California Tax- Exempt Bond Fund, U.S. Government Securities Fund (formerly known as the GNMA Extra Fund) and Capital Income Fund (formerly known as the Convertible Securities Fund) is incorporated by reference to Exhibit 16(a) to Post- Effective Amendment No. 45.

                     (b)  Schedule for Computation of Performance
                          Quotations with respect to the
                          Government Fund, Treasury Only Fund and
                          Prime Value Fund is incorporated by
                          reference to Exhibit 16(b) to Post-
                          Effective Amendment No. 45.

                     (c)  Schedule for Computation of Performance
                          Quotations with respect to the Corporate
                          Bond Fund, Intermediate Bond Fund
                          (formerly known as the Flexible Bond
                          Fund), Blue Chip Fund, Asset Allocation
                          Fund and National Municipal Bond Fund is incorporated by reference to Exhibit 16(c) to Post-Effective Amendment No. 45.

                     (d) Schedule for Computation of Performance Quotations with respect to the International Equity Fund is incorporated by reference to Exhibit 16(d) to Post-Effective Amendment No.
                          51.

                     (e)  Schedule for Computation of Performance
                          Quotations with respect to the Short-
                          Term Government Fund is incorporated by
                          reference to Exhibit 16(e) to Post-
                          Effective Amendment No. 52.


                     (f)  Schedule for Computation of Performance
                          Quotations with respect to the Prime Fund, Tax-Exempt Money Fund, California Tax-Exempt Money Market Fund, Treasury Fund, Treasury Only Fund and Government Fund.

               (17)       Financial Data Schedules with respect
                          to the Prime Fund, Tax-Exempt Money
                          Fund, California Tax-Exempt Money Market Fund, Treasury Fund, Treasury Only Fund and Government Fund.

               (18)       Amended and Restated Plan Pursuant to
                          Rule 18f-3 for Operation of a Multi-Class System.


      Item 25. Persons Controlled by or under
               Common Control with Registrant

               Registrant is controlled by its Board of Directors.

      Item 26. Number of Holders of Securities


                                                      Number of Record
                                                      Holders as of
            Title of Class                            May 30, 1997
            --------------                            ----------------

            Class A Common Stock                               337
            Class A Common Stock -
             Special Series 1                                 1206
            Class A Common Stock -
             Special Series 2                                   70
            Class A Common Stock -
             Special Series 3                                    0
            Class A Common Stock -
             Special Series 4                                    2
            Class B Common Stock                              1564
            Class B Common Stock -
             Special Series 1                                 2219
            Class B Common Stock -
             Special Series 2                                  277
            Class B Common Stock -
             Special Series 3                                    2
            Class B Common Stock -
             Special Series 4                                    7
            Class D Common Stock                             16501
            Class D Common Stock -
             Special Series 3                                    0
            Class D Common Stock -
             Special Series 5                                    2
            Class E Common Stock                              2541
            Class E Common Stock -
             Special Series 3                                    0
            Class E Common Stock -
             Special Series 5                                    2
            Class F Common Stock                             18374
            Class F Common Stock -
             Special Series 3                                    0
            Class F Common Stock -
             Special Series 5                                    4
            Class G Common Stock                              3902
            Class G Common Stock -
             Special Series 3                                    0
            Class G Common Stock -
             Special Series 5                                    1
            Class H Common Stock                                 0
            Class I Common Stock                               140
            Class I Common Stock -
             Special Series 1                                   46
            Class I Common Stock -
             Special Series 2                                   11
            Class J Common Stock                               224
            Class J Common Stock -

                                                      Number of Record
                                                      Holders as of
            Title of Class                            May 30, 1997
            --------------                            ----------------

             Special Series 1                                  313
            Class J Common Stock -
             Special Series 2                                    5
            Class J Common Stock -
             Special Series 4                                    2
            Class K Common Stock                                57
            Class K Common Stock -
             Special Series 1                                 1241
            Class K Common Stock -
             Special Series  2                                  19
            Class L Common Stock                               114
            Class L Common Stock -
             Special Series 1                                  207
            Class L Common Stock -
             Special Series 2                                   30
            Class M Common Stock                               521
            Class M Common Stock -
             Special Series 3                                    0
            Class M Common Stock -
             Special Series 5                                    2
            Class M Common Stock -
             Special Series 7                                    0
            Class N Common Stock                             12212
            Class N Common Stock -
             Special Series 3                                    0
            Class N Common Stock -
             Special Series 5                                    2
            Class N Common Stock -
             Special Series 7                                    0
            Class O Common Stock                              2240
            Class O Common Stock -
             Special Series 3                                    0
            Class O Common Stock -
             Special Series 5                                    2
            Class O Common Stock -
             Special Series 7                                    0
            Class Q Common Stock                               378
            Class Q Common Stock -
             Special Series 3                                    0
            Class Q Common Stock -
             Special Series 5                                    1
            Class R Common Stock                                 0
            Class R Common Stock -
             Special Series 3                                    0
            Class R Common Stock -
             Special Series 5                                    0
            Class S Common Stock                                 0
            Class S Common Stock -
             Special Series 3                                    0
            Class S Common Stock -
             Special Series 5                                    0
            Class T Common Stock                               733
            Class T Common Stock -
             Special Series 3                                    0

                                                      Number of Record
                                                      Holders as of
            Title of Class                            May 30, 1997
            --------------                            ----------------

            Class T Common Stock -
             Special Series 5                                    2
            Class U Common Stock                                 6
            Class U Common Stock -
             Special Series 3                                    0
            Class U Common Stock -
             Special Series 5                                    0
            Class V Common Stock                                 0
            Class V Common Stock -
             Special Series 3                                    0
            Class V Common Stock -
             Special Series 5                                    0
            Class W Common Stock                              2432
            Class W Common Stock -
             Special Series 3                                    0
            Class W Common Stock -
             Special Series 5                                    2


      Item 27. Indemnification

            Article VII, Section 3, of Registrant's Restated Articles of Incorporation, incorporated herein by reference as Exhibit (1)(a) hereto, and
Article VI, Section 2, of Registrant's Amended and Restated By-Laws, incorporated herein by reference as Exhibit (2)(a) hereto, provide for the indemnification of Registrant's directors and officers. Indemnification of the Fund's sub-adviser, principal underwriter, custodians, sub-custodians, transfer agent and sub-transfer agent is provided for, respectively, in Section 8 of the Sub-Advisory Agreement incorporated herein by reference as Exhibit (5)(j),
Article V of the Amended and Restated Distribution Agreement, incorporated herein by reference as Exhibit (6)(a), Article XV, Section 15 of the Custody Agreement incorporated herein by reference as Exhibit (8)(a) hereto, Article XII, Section 14 of the Sub-Custodian Agreement incorporated herein by reference as Exhibit (8)(i) hereto, Article III, Section 4 of the Sub-Custodian Agreement incorporated herein by reference as Exhibit (8)(j) hereto, Section 8 of the form of Sub-Custody Agreement incorporated herein by reference as Exhibit (8)(k),
Article VII, Section 7, of the Transfer Agency Agreement incorporated herein by reference as Exhibit (8)(g), and Article VI, Section 3, of the Cash Management and Related Services Agreement incorporated herein by reference as Exhibit
(9)(d) hereto. Registrant has obtained from a major insurance carrier a directors and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its directors, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Item 28. (a)   Business and Other Connections of Investment
                     Adviser

            Bank of America National Trust and Savings Association ("Bank of America") performs investment advisory services for Registrant. Bank of America and its predecessors have been in the business of managing the investments of fiduciary and other accounts since 1904. In addition to its trust business, Bank of America provides commercial and consumer banking services.

            To the knowledge of Registrant, none of the directors or officers of Bank of America, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Bank of America also hold various positions with, and engage in business for, BankAmerica Corporation, which owns all the outstanding stock of Bank of America, or other subsidiaries of BankAmerica Corporation. Set forth below are the names and principal businesses of the directors of Bank of America and the directors and certain of the senior executive officers of Bank of America who are engaged in any other business, profession, vocation or employment of a substantial nature, other than with BankAmerica Corporation.

Position with
Bank of America
National Trust
and Savings                             Principal             Type of
Association       Name                  Occupation            Business
-----------       ----                  ----------            --------

Director..........Joseph F. Alibrandi   Chairman of the       Manufacturer of
                                        Board and CEO,        Aerospace and
                                        Whittaker             Communication
                                        Corporation           Products

Director..........Jill Elikann Barad    President and Chief   Toy manufacturer
                                        Executive Officer,    and distributor
                                        Mattel, Inc.

Director..........Peter B. Bedford      Chairman and CEO,     California based
                                        Bedford Property      Real Estate
                                        Investors, Inc.       Investment Trust

Director. . . .   Andrew F. Brimmer     President,            Consulting
                                        Brimmer & Co., Inc.

Director . . .    Richard A.            Retired Chairman of   Utility Company
                  Clarke                the Board, Pacific
                                        Gas and Electric
                                        Company

Chairman. . .     David A. Coulter      Chairman of the       Banking
                                        Board, Chief
                                        Executive Officer
                                        and President, Bank
                                        America Corporation
                                        and Bank of
                                        America National
                                        Trust & Savings
                                        Association

Director. . . .   Timm F. Crull         Chairman, Hallmark    Greeting cards
                                        International

Director. . . .   Kathleen Feldstein    President,            Economic
                                        Economics             Consulting
                                        Studies, Inc.

Director . . . .  Donald E. Guinn       Chairman Emeritus,    Telecommuni-
                                        Pacific Telesis       cations and
                                        Group                 Diversified
                                                              Holding Com-
                                                              pany

Director . . . .  Frank L. Hope, Jr.    Consulting            Architectural
                                        Architect             and Engineering
                                                              Consulting

Director . . . .  Ignacio E. Lozano,    Chairman,             Newspaper
                  Jr.                   "La Opinion"          Publishing

Director . . . .  Walter E. Massey,     President,            Higher
                  Ph.D.                 Morehouse             Education
                                        College

Director. . . .   John M. Richman       Of Counsel,           Law firm
                                        Wachtell, Lipton,
                                        Rosen & Katz

Position with
Bank of America
National Trust
and Savings                             Principal             Type of
Association       Name                  Occupation            Business
-----------       ----                  ----------            --------

Director. . .     Richard M.            Retired; Chairman     Banking
                  Rosenberg             of the Board and
                                        CEO, Bank America
                                        Corporation and
                                        Bank of America
                                        National Trust &
                                        Savings Association

Director. . . .   A. Michael Spence     Dean of the           Higher
                                        Graduate School of    Education
                                        Business, Stanford
                                        University

Director. . . .   Solomon D.            President and CEO,    Telecommunica-
                   Trujillo             U.S. West             tions
                                        Communications
                                        Group

            (b)   Business and Other Connections of Sub-Adviser

            Wellington Management Corporation, LLP, ("Wellington") is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

            The list required by this Item 28 of the partners of Wellington, together with information as to any business profession, vocation or employment of substantial nature engaged in by such partners during the past two years, is incorporated herein by references to Schedules A and D of Form ADV filed by Wellington pursuant to the Advisers Act (SEC File No. 801-15908).

      Item 29.  Principal Underwriters

            (a) Principal underwriter (exclusive distributor) also acts as principal underwriter or exclusive distributor for The Infinity Funds, Inc., The Pilot Funds, Seafirst Retirement Funds and Time Horizon Funds.

            (b) For information as to the business, profession, vocation or employment of a substantial nature of each of the principal underwriter, its officers and directors, reference is made to their Form BD File No. 8-37601 filed by the principal underwriter. For information, as to the positions or offices of each of the principal underwriter, its officers and directors, reference is made to the section entitled "Management" in the Statement of Additional Information. Both the principal underwriter's Form BD and the Registrants Statements of Additional Information are incorporated herein by reference.

            (c)   Not Applicable.

      Item 30.  Location of Accounts and Records

            (1)   The BISYS Group, Inc., 150 Clove Road, Little
                  Falls, New Jersey 07424 (records relating to the administrator).

            (2) Concord Financial Group, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to the distributor).

            (3)   Concord Management (Ireland) Limited, Floor 2,
                   Block 2, Harcourt Centre, Dublin 2, Ireland
                  (records relating to the administrator for the Funds it services).

            (4)   Bank of America National Trust and Savings
                  Association, 555 California Street, San Francisco, California 94104 (records relating to the investment adviser).

            (5) Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109 (records relating to the investment sub-adviser for the International Equity Fund)

            (6) Bank of America National Trust and Savings Association, 555 California Street, San Francisco, California 94104 (records relating to the Sub- Custodian for the Funds it services).

            (7) The Bank of New York, 90 Washington Street, New York, New York 10286) (records relating to the custodian for the Funds it services).

            (8) BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to the transfer agent for the Funds it services).

            (9) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Charter, By-Laws and Minute Books).

            (10) PNC Bank, National Association, 1600 Market Street, 28th Floor, Philadelphia, PA 19103, (records relating to the custodian for the Funds it services).

            (11)  PFPC, Inc. 103 Bellevue Parkway, Wilmington, DE
                  19809, (records relating to the sub-administrator for the Funds it services).

      Item 31.    Management Services

                  Inapplicable.

      Item 32.    Undertakings

            Registrant hereby undertakes to comply with the provisions of
Section 16(c) of the Investment Company Act of 1940, as amended, as though such provisions were applicable to it.

            Registrant hereby undertakes to furnish its Annual Report to Shareholders upon request and without charge to any person to whom a prospectus is delivered.

                                  SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania, on this 13th day of June, 1997.


                           PACIFIC HORIZON FUNDS, INC.
                                    Registrant

                             */Cornelius John Pings
                             ---------------------------------
                             Cornelius John Pings
                             President
                            (Signature and Title)

            Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Title                         Date
---------                     -----                         ----


*/Cornelius John Pings        Chairman of the               June 13, 1997
------------------------      Board and President
Cornelius John Pings

/s/Kevin L. Martin            Treasurer (Chief              June 13, 1997
------------------------      Accounting and
Kevin L. Martin               Financial Officer)


*/Thomas M. Collins           Director                      June 13, 1997
------------------------
Thomas M. Collins

*/Douglas B. Fletcher         Director                      June 13, 1997
------------------------
Douglas B. Fletcher

*/Robert E. Greeley           Director                      June 13, 1997
------------------------
Robert E. Greeley

*/Kermit O. Hanson            Director                      June 13, 1997
------------------------
Kermit O. Hanson



*By:  /s/W. Bruce McConnel, III
      ---------------------------
      W. Bruce McConnel, III
      Attorney-in-fact

                           PACIFIC HORIZON FUNDS, INC.

                            Certificate of Secretary

            The following resolution was duly adopted by the Board of Directors of Pacific Horizon Funds, Inc. on April 30, 1997 and remains in effect on the date hereof:

                  FURTHER RESOLVED, that the directors and officers of Pacific
            Horizon who may be required to execute any amendments to Pacific Horizon's Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing W. Bruce McConnel, III and Cornelius J. Pings their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as director or officer, or both, of Pacific Horizon any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and either of said attorneys shall have the power to act thereunder with or without the other said attorney and shall have full power of substitution and resubstitution; and to do in the name and on behalf of said directors and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said directors or officers, or any or all of them, might or could do in person, said acts of said attorneys, being hereby ratified and approved.

            IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 1997.

                                          PACIFIC HORIZON FUNDS, INC.


                                          /s/ W. Bruce McConnel III
                                          -------------------------------------
                                          W. Bruce McConnel, III
                                          Secretary

                           PACIFIC HORIZON FUNDS, INC.

                                POWER OF ATTORNEY

      Cornelius John Pings, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Pacific Horizon Funds, Inc. (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


                                          s/ Cornelius John Pings
                                          --------------------------
                                          Cornelius John Pings

Date: December 6, 1995

                           PACIFIC HORIZON FUNDS, INC.

                                POWER OF ATTORNEY

      Thomas M. Collins, whose signature appears below, does hereby constitute and appoint Cornelius John Pings and W. Bruce McConnel, III, and either of them his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Pacific Horizon Funds, Inc. (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.


                                          s/ Thomas M. Collins
                                          -----------------------
                                          Thomas M. Collins

Date: December 7, 1995

                           PACIFIC HORIZON FUNDS, INC.

                                POWER OF ATTORNEY

        Douglas B. Fletcher, whose signature appears below, does hereby constitute and appoint Cornelius John Pings and W. Bruce McConnel, III, and either of them his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Pacific Horizon Funds, Inc. (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.


                                          s/ Douglas B. Fletcher
                                          -----------------------------
                                          Douglas B. Fletcher

Date: December 7, 1995

                           PACIFIC HORIZON FUNDS, INC.

                                POWER OF ATTORNEY

      Robert E. Greeley, whose signature appears below, does hereby constitute and appoint Cornelius John Pings and W. Bruce McConnel, III, and either of them his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Pacific Horizon Funds, Inc. (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.


                                          s/ Robert E. Greeley
                                          ------------------------
                                          Robert E. Greeley

Date: December 7, 1995

                           PACIFIC HORIZON FUNDS, INC.

                                POWER OF ATTORNEY

      Kermit O. Hanson, whose signature appears below, does hereby constitute and appoint Cornelius John Pings and W. Bruce McConnel, III, and either of them his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Pacific Horizon Funds, Inc. (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.


                                          s/ Kermit O. Hanson
                                          ------------------------
                                          Kermit O. Hanson

Date: December 6, 1995